UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

One Bush Street, 9th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

One Bush Street, 9th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

RS GROWTH FUNDS

Class A, C, K and Y Shares

RS SMALL CAP GROWTH FUND

RS SELECT GROWTH FUND

RS MID CAP GROWTH FUND

RS GROWTH FUND

RS TECHNOLOGY FUND

RS SMALL CAP EQUITY FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Fixed Income
RS Partners Fund*	RS Small Cap Equity Fund*	RS Investment Quality Bond Fund
RS Value Fund		RS Low Duration Bond Fund
RS Large Cap Alpha Fund	International	RS High Yield Fund
RS Investors Fund	RS International Fund	RS Tax-Exempt Fund
	RS Emerging Markets Fund	RS High Income Municipal Bond Fund
Growth	RS Global Fund	RS Floating Rate Fund
RS Small Cap Growth Fund	RS China Fund	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund	Natural Resources
RS Growth Fund	RS Global Natural Resources Fund*

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

After more than 30 years in this business, I know two things are certain: 1) performance is critical and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

At RS Investments we’re proud of the performance track record we delivered in 2013—9 of our 15 equity funds were in the top 25% of their Morningstar categories for the year—but more importantly, we’re dedicated to understanding the performance we deliver inside and out. We’ve recently established an Investment Strategy Group (ISG) to study our portfolios to understand how we generate returns, and to help us gain efficiencies. We believe that scientifically measuring our portfolios should help us gain insight on optimizing that process. The idea is to sharpen and strengthen the fundamental inputs of our investment process in an effort to maximize performance.

The members of ISG have worked alongside our investment analysts to develop and refine our top-tier analytical tools. Together, we hope their impassioned collaboration will lead to a meaningful impact in long-term performance.

The ISG will also concentrate on new product development, so that we keep our finger on the pulse of investment trends, industry research, and insights to seize the right opportunities and to roll out strategies we think are a good strategic fit with RS Investments’ capabilities. Simply put, the ISG will aim to harness the intellectual rigor that already exists in the firm, and apply that directly toward product development ideas.

In the pages that follow, you’ll find an update on the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insights and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

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CEO’S LETTER

Rankings based on 1-year total return as of 12/31/13 for Class A Shares of RS Funds. Rankings do not reflect sales load. Past performance is no guarantee of future results. RS Partners Fund was ranked 113th out of 681 in Small Blend Category. RS Value Fund was ranked 86th out of 399 in Mid-Cap Blend Category. RS Large Cap Alpha Fund was ranked 106th out of 1,559 in Large Blend Category. RS Investors Fund was ranked 9th out of 399 in Mid-Cap Blend Category. RS Small Cap Growth Fund was ranked 66th out of 714 in Small Growth Category. RS Mid Cap Growth Fund was ranked 22nd out of 703 in Mid-Cap Growth Category. RS Growth Fund was ranked 72nd out of 1,712 in Large Growth Category. RS Technology Fund was ranked 28th out of 199 in Technology Category. RS Small Cap Equity Fund was ranked 61st out of 714 in Small Growth Category.

Morningstar Data: ©Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.rsinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

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RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered strong positive performance in 2013, aided by improving economic fundamentals, healthy corporate profits, and a pickup in merger and acquisition activity.

•

RS Small Cap Growth Fund (the “Fund”) delivered strong positive performance, while also outperforming the benchmark Russell 2000® Growth Index for the 12-month period ended December 31, 2013. The Fund’s relative performance was supported by stock selection across most sectors, especially health care, technology, producer durables, and financial services. Stock selection in the consumer discretionary sector detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,2 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the U.S. Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

Performance Update

The Fund (Class A Shares) returned 49.22% for the 12 months ended December 31, 2013, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 43.30%.

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RS SMALL CAP GROWTH FUND

Portfolio Review

In a positive market for small-cap growth stocks, the Fund’s performance relative to the Russell 2000® Growth Index benefited from an investment in Ubiquiti Networks, Inc., an innovative technology company that sells cost-effective broadband wireless networking equipment and solutions to rural providers. The company continues to report strong growth trends and healthy guidance for both its broadband equipment sales and its enterprise Wi-Fi business targeting small and medium-sized companies.

The Fund’s relative performance was also helped by an investment in Proofpoint, Inc., a provider of cyber-threat security solutions that are delivered remotely through the cloud. In our view, the proliferation of cloud computing and the growing use of mobile devices have made it more critical than ever to protect against cyber attacks and security breaches.

In the health-care sector, the Fund benefited from its holdings in the orphan drug area. “Orphan drugs” are highly specialized treatments for rare diseases that may affect small, underserved patient populations. These drugs often receive favorable insurance reimbursement terms and expedited Food and Drug Administration (“FDA”) approval processes to help encourage companies to invest in their development. One of the Fund’s strongest performers in this space, NPS Pharmaceuticals, Inc., developed GATTEX, an injectable treatment for short bowel syndrome, a rare but serious condition that can result in malnutrition or anemia. Since securing FDA approval in December 2012, GATTEX has benefited from a positive insurance reimbursement response and faster-than-expected patient adoption rates.

KYTHERA Biopharmaceuticals, Inc., detracted from relative performance. This biotechnology company has been developing ATX-101, a new treatment for unwanted submental fat, or “double chins.” Earlier in 2013, questions over the future of ATX-101 clinical trial data triggered sharp downward volatility in the company’s stock price. Based on our risk management assessment, we chose to exit the position in the first half of the year. However, Phase 3 data were positive, and we have since reestablished a position with positive expectations for commercial success.

Relative performance was also dampened by several consumer related investments, including nutritional supplements retailer Vitamin Shoppe, Inc., and beauty products and fragrance company Elizabeth Arden, Inc. Both companies saw their share prices trade lower early in the year after reporting disappointing sales trends. While we held on to our investment in Vitamin Shoppe, we liquidated our holdings in Elizabeth Arden, due in part to a delay in the company’s promised international product launch.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slower growth abroad could act as

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RS SMALL CAP GROWTH FUND

headwinds for growth. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $793,331,248

Top Ten Holdings[3]

Holding	% of Total Net Assets
Proofpoint, Inc.	2.15%
The Hain Celestial Group, Inc.	2.06%
InvenSense, Inc.	1.83%
Huron Consulting Group, Inc.	1.79%
IMAX Corp.	1.78%
Microsemi Corp.	1.77%
Portfolio Recovery Associates, Inc.	1.72%
Ligand Pharmaceuticals, Inc., Class B	1.72%
Roadrunner Transportation Systems, Inc.	1.67%
Acadia Healthcare Co., Inc.	1.52%
Total	18.01%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	49.22%	18.70%	25.83%	9.51%	13.97%
with sales charge	42.13%	16.79%	24.61%	8.98%	13.76%
Class C Shares (9/6/07)
without sales charge	47.86%	17.43%	24.39%	—	7.70%
with sales charge	46.86%	17.43%	24.39%	—	7.70%
Class K Shares (1/22/07)	48.45%	18.05%	25.07%	—	9.48%
Class Y Shares (5/1/07)	49.63%	19.06%	26.25%	—	10.07%
Russell 2000® Growth Index[1]	43.30%	16.82%	22.58%	9.41%	9.29%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $15,979 (Class C), $18,745 (Class K), and $18,958 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

Small- and mid-cap stocks, as measured by the Russell 2000® Index[1] and the Russell Midcap® Index,[2] delivered strong positive performance in 2013, aided by an improving economy and healthy company profits growth.

•

RS Select Growth Fund (the “Fund”) delivered a solid gain for the 12-month period ended December 31, 2013, but underperformed both the Russell 2500® Growth Index[3] and Russell 2000® Growth Index.[4] The Fund’s underperformance relative to the Russell 2500® Growth Index was largely due to stock selection in the consumer discretionary sector. Stock selection in the energy sector also hindered relative performance. On a positive note, stock selection in the financial services, materials, producer durables, technology, and health-care sectors assisted relative performance.

•	The Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,5 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the U.S. Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

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RS SELECT GROWTH FUND

Performance Update

The Fund (Class A Shares) gained 37.79% for the 12 months ended December 31, 2013, underperforming the benchmark Russell 2500® Growth Index and the benchmark Russell 2000® Growth Index, which returned 40.65% and 43.30%, respectively, for the 12-month period.

Portfolio Review

While the Fund delivered strong positive performance in 2013, it failed to keep pace with either of its benchmark indices. Performance relative to the Russell 2500® Growth Index was hindered by several consumer discretionary investments, including nutritional supplements retailer Vitamin Shoppe, Inc. and beauty products and fragrance company Elizabeth Arden, Inc. Both companies saw their share prices trade lower early in the year after reporting disappointing sales trends. While we held on to our investment in Vitamin Shoppe, we liquidated our holdings in Elizabeth Arden, due in part to a delay in the company’s promised international product launch.

Aruba Networks, Inc. was one of the Fund’s largest detractors in the technology sector. Aruba Networks supplies enterprise class Wi-Fi equipment that enables corporate IT managers to protect and monitor communications and data delivery routed over wireless local-area networks. The company’s earnings performance was dampened by sluggish enterprise IT spending trends early in the year.

On a positive note, relative performance was assisted by an investment in Ubiquiti Networks, Inc., a technology company that sells broadband wireless networking equipment and solutions to rural providers. The company continues to report strong growth trends and healthy guidance for both its broadband equipment sales and its enterprise Wi-Fi business targeting small and medium-sized companies.

In the health-care sector, the Fund’s performance relative to its benchmark was supported by two investments in the orphan drug area, Jazz Pharmaceuticals plc and NPS Pharmaceuticals, Inc. “Orphan drugs” are highly specialized treatments for rare diseases that may affect small, underserved patient populations. These drugs often receive favorable insurance reimbursement terms and expedited Food and Drug Administration (“FDA”) approval processes. Jazz Pharmaceuticals continues to report strong earnings and top-line revenue growth, supported by healthy demand for Xyrem, a treatment for sleep disorders, and Erwinaze, the only chemotherapy-supplement drug approved for all acute lymphoblastic leukemia patients. NPS Pharmaceuticals has benefited from faster than expected patient adoption rates for GATTEX, an injectable treatment for short bowel syndrome, a rare but serious condition that can result in malnutrition or anemia.

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RS SELECT GROWTH FUND

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slower growth abroad could act as headwinds for growth. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small- and mid-cap stocks. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $989,599,875

Top Ten Holdings[6]

Holding	% of Total Net Assets
The Hain Celestial Group, Inc.	2.81%
Portfolio Recovery Associates, Inc.	2.64%
IMAX Corp.	2.61%
Microsemi Corp.	2.59%
InvenSense, Inc.	2.57%
Ligand Pharmaceuticals, Inc., Class B	2.35%
Hexcel Corp.	2.21%
Teledyne Technologies, Inc.	2.18%
Huron Consulting Group, Inc.	2.17%
Cubist Pharmaceuticals, Inc.	2.10%
Total	24.23%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	37.79%	19.83%	27.26%	8.45%	12.30%
with sales charge	31.25%	17.90%	26.03%	7.92%	11.98%
Class C Shares (11/15/07)
without sales charge	36.67%	18.79%	25.94%	—	9.15%
with sales charge	35.67%	18.79%	25.94%	—	9.15%
Class K Shares (2/12/07)	36.89%	18.92%	26.12%	—	9.80%
Class Y Shares (5/1/09)	38.19%	20.18%	—	—	26.31%
Russell 2500® Growth Index[3]	40.65%	17.15%	24.03%	10.11%	8.56%	*
Russell 2000® Growth Index[4]	43.30%	16.82%	22.58%	9.41%	7.04%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of December 31, 2013: $17,104 (Class C), $19,028 (Class K), and $29,750 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•	Mid-cap growth stocks, as measured by the Russell Midcap® Growth Index,[1] delivered strong positive performance in 2013, aided by an improving economy and healthy corporate earnings.

•

RS Mid Cap Growth Fund (the “Fund”) delivered positive performance for the 12-month period ended December 31, 2013, while also outperforming the benchmark Russell Midcap® Growth Index. The Fund’s relative performance benefited from stock selection across multiple sectors, especially technology. Stock selection in the consumer discretionary and consumer staples sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,2 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the U.S. Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

Performance Update

The Fund (Class A Shares) gained 44.07% for the 12 months ended December 31, 2013, outperforming the benchmark Russell Midcap® Growth Index, which returned 35.74%.

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RS MID CAP GROWTH FUND

Portfolio Review

In a positive year for mid-cap growth investing, stock selection in the technology sector assisted the Fund’s performance relative to its benchmark. Our strongest positive contributor in this area was Ubiquiti Networks, Inc., a technology company that sells broadband wireless networking equipment and solutions to rural providers and small and medium-sized businesses. In our view, Ubiquiti continues to leverage its lean expense structure, aggressive pricing, and proprietary communications software to deliver cost-effective wireless solutions to a variety of customers, and we remain upbeat on its long-term outlook.

Two investments in the orphan drug space, Jazz Pharmaceuticals plc and Onyx Pharmaceuticals, were among the Fund’s strongest performing investments in the health care sector. “Orphan drugs” are highly specialized treatments for rare diseases that may affect small, underserved patient populations. These drugs often receive favorable insurance reimbursement terms and expedited Food and Drug Administration approval processes to help encourage companies to invest in their development. Jazz Pharmaceuticals continues to report strong earnings and top-line revenue growth, aided by healthy demand for two of its products: Xyrem, its treatment for sleep disorders, and Erwinaze, the only chemotherapy-supplement drug approved for all acute lymphoblastic leukemia patients. Biotechnology firm Onyx Pharmaceuticals continues to benefit from strong demand for Nexavar, a kinase inhibitor used to treat various forms of kidney and liver cancer, as well as Kyprolis, a next-generation treatment for multiple myeloma, a relatively rare cancer of the plasma cells. In August, Onyx announced that it was being acquired by biotechnology giant Amgen Inc. for a significant premium.

Aruba Networks, Inc., a company that supplies enterprise class Wi-Fi equipment that enables corporate IT managers to protect and monitor communications and data delivery routed over wireless local-area networks, detracted from relative performance. The company struggled against weaker enterprise IT spending trends earlier in the year, and we decided to substantially reduce our position.

We sold our holdings in beauty products retailer Ulta Salon, Cosmetics & Fragrance, Inc. after the company warned of disappointing earnings performance and announced the CEO was leaving the firm. The stock detracted from the Fund’s relative performance for the year. We also exited an investment in WEX Inc. (formerly Wright Express), a company that provides payment processing cards that act like traditional credit cards, but help corporations monitor employee fuel charges. The company lost our confidence after warning of disappointing revenue growth, and we decided to seek better growth prospects elsewhere.

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RS MID CAP GROWTH FUND

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slower growth abroad could act as headwinds for growth. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for mid-cap stocks. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $103,727,691

Top Ten Holdings[3]

Holding	% of Total Net Assets
Teledyne Technologies, Inc.	2.49%
Hexcel Corp.	2.46%
Michael Kors Holdings Ltd.	2.30%
Wynn Resorts Ltd.	2.15%
IMAX Corp.	2.02%
IntercontinentalExchange Group, Inc.	1.91%
AMC Networks, Inc., Class A	1.88%
Cytec Industries, Inc.	1.86%
MRC Global, Inc.	1.79%
AMETEK, Inc.	1.78%
Total	20.64%

Sector Allocation[4]

1

The Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	44.07%	18.69%	23.86%	8.16%	9.93%
with sales charge	37.24%	16.79%	22.67%	7.64%	9.64%
Class C Shares (5/21/07)
without sales charge	42.76%	17.62%	22.53%	—	4.46%
with sales charge	41.76%	17.62%	22.53%	—	4.46%
Class K Shares (12/4/06)	43.39%	18.07%	23.11%	—	5.98%
Class Y Shares (5/1/07)	44.39%	18.99%	24.18%	—	6.49%
Russell Midcap® Growth Index[1]	35.74%	15.63%	23.37%	9.77%	9.22%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $13,349 (Class C), $15,080 (Class K), and $15,212 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•	Large-cap growth stocks, as measured by the Russell 1000® Growth Index,[1] delivered strong positive performance in 2013, while also outperforming the S&P 500® Index.[2]

•

RS Growth Fund (the “Fund”) outperformed the benchmark Russell 1000® Growth Index for the 12-month period ended December 31, 2013. The Fund’s performance relative to its benchmark was supported by stock selection across most sectors, notably technology, health care, and financial services. Stock selection in the consumer discretionary sector detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the U.S. Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

Performance Update

The Fund (Class A Shares) returned 43.61% for the 12 months ended December 31, 2013, outperforming its benchmark, the Russell 1000 Growth® Index, which gained 33.48% for the same period.

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RS GROWTH FUND

Portfolio Review

In a positive year for large-cap growth stocks, the Fund’s strongest positive contributor was Gilead Sciences, Inc. This pharmaceuticals company continues to benefit from its leading franchise in the HIV treatment market and its growing presence in the treatment of Hepatitis C (HCV), a condition that affects 3.2 million people in the U.S. alone. The company’s highly anticipated, next-generation, interferon-free HCV drug, Sofosbuvir, was approved by the Food and Drug Administration in December 2013.

The Fund’s relative performance was also supported by stock selection in the technology sector, and in particular by investments in social networking pioneers LinkedIn Corporation and Facebook, Inc. Both companies have been looking for ways to capitalize on their huge platforms of highly engaged users through social networking–based advertising. LinkedIn continues to benefit from rapid membership growth for its professional networking site, as well as from expanding revenues from enterprise partners who use the site to source talent in a cost-efficient way. Facebook, meanwhile, continues to attract and retain users and grow internationally, even as it explores new initiatives such as mobile-based applications and video advertising.

On a negative note, technology investments Equinix, Inc. and Autodesk, Inc. detracted from the Fund’s relative performance. Equinix owns and leases out space in secure co-location facilities where telecommunications carriers and content providers store their servers. Early in 2013 the stock suffered downward volatility as the company encountered some potential roadblocks in its planned transition into a real estate investment trust, an investment structure with certain tax advantages. Given near-term uncertainty for the business, we decided to exit our investment. We also chose to exit the Fund’s investment in Autodesk, a leading maker of computer-aided design software, given concerns over its earnings growth potential.

We sold our investment in retailer Whole Foods Market Inc., another significant detractor from the Fund’s relative performance. We lost confidence in our investment thesis as the company faced greater than anticipated competition from mass market supermarket chains offering an expanded range of organic items.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slower growth abroad could act as headwinds for growth. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for growth stocks. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

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RS GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $246,032,139

Top Ten Holdings[3]

Holding	% of Total Net Assets
Facebook, Inc., Class A	5.01%
Apple, Inc.	3.98%
Gilead Sciences, Inc.	3.54%
Mondelez International, Inc., Class A	2.91%
Celgene Corp.	2.91%
Google, Inc., Class A	2.62%
Amazon.com, Inc.	2.47%
Comcast Corp., Special Class A	2.40%
IntercontinentalExchange Group, Inc.	2.31%
General Motors Corp.	2.31%
Total	30.46%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	43.61%	17.71%	19.42%	7.87%	10.01%
with sales charge	36.80%	15.82%	18.25%	7.35%	9.77%
Class C Shares (6/29/07)
without sales charge	42.20%	16.43%	17.96%	—	4.38%
with sales charge	41.20%	16.43%	17.96%	—	4.38%
Class K Shares (11/27/06)	42.64%	17.02%	18.70%	—	5.89%
Class Y Shares (5/1/07)	43.82%	17.98%	19.64%	—	6.41%
Russell 1000® Growth Index[1]	33.48%	16.45%	20.39%	7.83%	8.41%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $13,216 (Class C), $15,004 (Class K), and $15,137 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•	Technology stocks, as measured by the S&P North American Technology Sector Index™,[1] delivered positive performance in 2013, and outperformed the broader S&P 500® Index.[2]

•

RS Technology Fund (the “Fund”), which invests across the capitalization spectrum, outperformed the S&P North American Technology Sector Index™ for the 12-month period ended December 31, 2013, as a number of the Fund’s smaller-cap holdings aided relative returns.

•	The Fund seeks long-term capital growth by investing in technology companies that we believe have greater long-term earnings potential relative to market expectations.

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the U.S. Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

Fund Performance Overview

The Fund (Class A Shares) returned 45.59% for the 12 months ended December 31, 2013, outperforming a 34.57% return by the S&P North American Technology Sector Index™, and a 32.39% return by the broader S&P 500® Index.

Portfolio Review

The Fund’s performance relative to the S&P North American Technology Sector Index™ was aided by our all-cap strategy, as a number of our smaller-cap investments delivered strong performance for the year.

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RS TECHNOLOGY FUND

Proofpoint, Inc., a positive contributor, to the Fund’s relative performance, continues to generate solid revenue growth by providing cloud-based cyber-threat security solutions designed to safeguard enterprise networks and data. The company continues to report healthy earnings and revenue growth, supporting its share price performance.

The Fund’s relative performance was also supported by an investment in InvenSense Inc., a company that designs and sells motion processing solutions and pressure sensors and software for smartphones, tablets, and gaming. InvenSense makes the smallest, most integrated gyroscopes that include a gyro, accelerometer, magnetometer, and pressure sensor all in one chip. We believe that its technology will play an increasingly important role in the mobile device landscape through its indoor location based motion sensing technology.

Relative performance also benefited from an investment in Ubiquiti Networks Inc., a technology company that sells broadband wireless networking equipment and solutions to rural providers, as well as enterprise Wi-Fi to small and medium-sized businesses. In our view, Ubiquiti Networks continues to leverage its lean expense structure, aggressive pricing, and proprietary communications software, as well as its use of unlicensed radio frequencies to help transmit data in a cost-effective manner.

Despite a generally positive environment for technology stocks, several individual holdings delivered disappointing revenue performance in a more cautious environment for corporate IT spending early in 2013, including Fortinet, Inc., a company that makes an advanced unified threat management appliance that helps protect data networks from cyber-threats, and Aruba Networks, Inc., a company that supplies enterprise class Wi-Fi equipment that enables corporate IT managers to protect and monitor communications and data delivery routed over wireless local-area networks. We opted to reduce our investments in both companies given near-term uncertainty for their businesses, and they were among the Fund’s largest detractors for the year.

Another detractor from the Fund’s relative performance, Tremor Video, Inc., provides technology to support embedded video advertising on the Web. Our interest in this potential growth area led us to initiate an investment in the company following its June IPO. Shares dropped sharply in November, however, after Tremor Video announced disappointing revenue growth that suggested a weakening competitive position. We sold the stock, which nonetheless weighed on the Fund’s relative performance for the 12-month period.

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RS TECHNOLOGY FUND

Outlook

As we look ahead, we remain optimistic on long-term prospects for technology investments and for the full spectrum of technology companies. We continue to position the Fund to capitalize on what we view as promising trends, such as industry consolidation, expanding data traffic, cloud computing, social networking, demand for IT efficiency, and state-of-the-art cyber security.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

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RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $214,187,711

Top Ten Holdings[3]

Holding	% of Total Net Assets
Google, Inc., Class A	7.72%
Facebook, Inc., Class A	5.19%
Apple, Inc.	4.18%
Salesforce.com, Inc.	3.31%
Amazon.com, Inc.	3.30%
Procera Networks, Inc.	2.48%
VMware, Inc., Class A	2.44%
NetSuite, Inc.	2.38%
Proofpoint, Inc.	2.15%
Ambarella, Inc.	2.12%
Total	35.27%

Sector Allocation[4]

1

The S&P North American Technology Sector IndexTM is a modified capitalization–weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector IndexTM reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	45.59%	11.57%	27.07%	8.94%	9.60%
with sales charge	38.64%	9.77%	25.85%	8.42%	9.31%
Class C Shares (5/2/07)
without sales charge	44.30%	10.70%	25.88%	–	8.80%
with sales charge	43.30%	10.70%	25.88%	–	8.80%
Class K Shares (1/19/07)	44.82%	10.97%	26.31%	–	10.01%
Class Y Shares (5/1/07)	46.00%	11.92%	27.49%	–	10.29%
S&P North American Technology Sector IndexTM 1	34.57%	15.41%	23.09%	7.92%	8.64%	*
S&P 500® Index[2]	32.39%	16.18%	17.94%	7.41%	8.45%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $17,548 (Class C), $19,408 (Class K), and $19,219 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered strong positive performance in 2013, aided by improving economic fundamentals, healthy corporate profits, and a pickup in merger and acquisition activity.

•

RS Small Cap Equity Fund (the “Fund”) delivered strong positive performance, while also outperforming the benchmark Russell 2000® Growth Index for the 12-month period ended December 31, 2013. The Fund’s relative performance was supported by stock selection across most sectors, especially technology, health care, financial services, producer durables, and materials. Stock selection in the consumer discretionary sector detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,2 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

Performance Update

The Fund (Class A Shares) returned 49.48% for the 12 months ended December 31, 2013, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 43.30%.

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RS SMALL CAP EQUITY FUND

Portfolio Review

In a positive market for small-cap growth stocks, the Fund’s performance relative to the Russell 2000® Growth Index benefited from an investment in Ubiquiti Networks, Inc., a technology company that sells broadband wireless networking equipment and solutions to rural providers. The company continues to report strong growth trends and healthy guidance for both its broadband equipment sales and its enterprise Wi-Fi business targeting small and medium-sized companies.

The Fund’s relative performance was also helped by an investment in Proofpoint Inc., a provider of cyber-threat security solutions that are delivered remotely through the cloud. In our view, the proliferation of cloud computing and the growing use of mobile devices have made it more critical than ever to protect against cyber attacks and security breaches.

In the health-care sector, the Fund benefited from its holdings in the orphan drug area. “Orphan drugs” are highly specialized treatments for rare diseases that may affect small, underserved patient populations. These drugs often receive favorable insurance reimbursement terms and expedited Food and Drug Administration (“FDA”) approval processes to help encourage companies to invest in their development. One of the Fund’s strongest performers in this space, NPS Pharmaceuticals, Inc., developed GATTEX, an injectable treatment for short bowel syndrome, a rare but serious condition that can result in malnutrition or anemia. Since securing FDA approval December 2012, GATTEX has benefited from a positive insurance reimbursement response and faster-than-expected patient adoption rates.

KYTHERA Biopharmaceuticals, Inc., detracted from relative performance. This biotechnology company has been developing ATX-101, a new treatment for unwanted submental fat, or “double chins.” Earlier in 2013, questions over the future of ATX-101 clinical trial data triggered sharp downward volatility in the company’s stock price. Based on our risk management assessment, we chose to substantially reduce our investment in the first half of the year. However, Phase 3 data were positive, and we have since reestablished a position with positive expectations for commercial success.

Relative performance was also dampened by several consumer-related investments, including nutritional supplements retailer Vitamin Shoppe, Inc., and beauty products and fragrance company Elizabeth Arden, Inc. Both companies saw their share prices trade lower early in the year after reporting disappointing sales trends. While we held on to our investment in Vitamin Shoppe, we liquidated our holdings in Elizabeth Arden, due in part to a delay in the company’s promised international product launch.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slower growth abroad could act as

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RS SMALL CAP EQUITY FUND

headwinds for growth. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small-cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

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RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $130,626,062

Top Ten Holdings[3]

Holding	% of Total Net Assets
Proofpoint, Inc.	2.13%
The Hain Celestial Group, Inc.	2.04%
InvenSense, Inc.	1.81%
Huron Consulting Group, Inc.	1.78%
IMAX Corp.	1.77%
Microsemi Corp.	1.76%
Ligand Pharmaceuticals, Inc., Class B	1.72%
Portfolio Recovery Associates, Inc.	1.71%
Roadrunner Transportation Systems, Inc.	1.67%
Acadia Healthcare Co., Inc.	1.53%
Total	17.92%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

32	www.rsinvestments.com

RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	49.48%	18.75%	23.99%	10.22%	10.20%
with maximum sales charge	42.41%	16.85%	22.80%	9.69%	9.88%
Class C Shares (8/7/00)
without sales charge	48.32%	17.72%	22.88%	9.22%	6.22%
with sales charge	47.32%	17.72%	22.88%	9.22%	6.22%
Class K Shares (5/15/01)	48.95%	18.37%	23.61%	9.87%	9.15%
Class Y Shares (5/1/07)	49.84%	19.06%	24.23%	—	9.57%
Russell 2000® Growth Index[1]	43.30%	16.82%	22.58%	9.41%	7.38%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2013: $24,168 (Class C), $25,627 (Class K), and $18,391 (Class Y). While Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.rsinvestments.com	33

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

34	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
RS Small Cap Growth Fund	Class A	$1,000.00	$1,227.70	$7.58	1.35%
	Class C	$1,000.00	$1,222.30	$12.60	2.25%
	Class K	$1,000.00	$1,224.80	$10.26	1.83%
	Class Y	$1,000.00	$1,229.30	$6.41	1.14%

www.rsinvestments.com	35

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
RS Select Growth Fund	Class A	$1,000.00	$1,203.30	$7.50	1.35%
	Class C	$1,000.00	$1,198.10	$12.02	2.17%
	Class K	$1,000.00	$1,200.50	$9.98	1.80%
	Class Y	$1,000.00	$1,204.90	$6.11	1.10%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,235.60	$7.21	1.28%
	Class C	$1,000.00	$1,229.70	$11.86	2.11%
	Class K	$1,000.00	$1,231.90	$9.62	1.71%
	Class Y	$1,000.00	$1,236.50	$5.81	1.03%
RS Growth Fund	Class A	$1,000.00	$1,269.20	$7.04	1.23%
	Class C	$1,000.00	$1,262.90	$12.55	2.20%
	Class K	$1,000.00	$1,266.00	$9.82	1.72%
	Class Y	$1,000.00	$1,271.00	$5.55	0.97%
RS Technology Fund	Class A	$1,000.00	$1,308.50	$8.50	1.46%
	Class C	$1,000.00	$1,302.60	$13.46	2.32%
	Class K	$1,000.00	$1,304.40	$11.62	2.00%
	Class Y	$1,000.00	$1,310.20	$6.99	1.20%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,230.90	$7.31	1.30%
	Class C	$1,000.00	$1,226.50	$11.39	2.03%
	Class K	$1,000.00	$1,229.40	$8.99	1.60%
	Class Y	$1,000.00	$1,232.10	$5.74	1.02%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.40	$6.87	1.35%
	Class C	$1,000.00	$1,013.86	$11.42	2.25%
	Class K	$1,000.00	$1,015.98	$9.30	1.83%
	Class Y	$1,000.00	$1,019.46	$5.80	1.14%
RS Select Growth Fund	Class A	$1,000.00	$1,018.40	$6.87	1.35%
	Class C	$1,000.00	$1,014.27	$11.02	2.17%
	Class K	$1,000.00	$1,016.13	$9.15	1.80%
	Class Y	$1,000.00	$1,019.66	$5.60	1.10%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,018.75	$6.51	1.28%
	Class C	$1,000.00	$1,014.57	$10.71	2.11%
	Class K	$1,000.00	$1,016.59	$8.69	1.71%
	Class Y	$1,000.00	$1,020.01	$5.24	1.03%
RS Growth Fund	Class A	$1,000.00	$1,019.00	$6.26	1.23%
	Class C	$1,000.00	$1,014.12	$11.17	2.20%
	Class K	$1,000.00	$1,016.53	$8.74	1.72%
	Class Y	$1,000.00	$1,020.32	$4.94	0.97%
RS Technology Fund	Class A	$1,000.00	$1,017.85	$7.43	1.46%
	Class C	$1,000.00	$1,013.51	$11.77	2.32%
	Class K	$1,000.00	$1,015.12	$10.16	2.00%
	Class Y	$1,000.00	$1,019.16	$6.11	1.20%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.65	$6.61	1.30%
	Class C	$1,000.00	$1,014.97	$10.31	2.03%
	Class K	$1,000.00	$1,017.14	$8.13	1.60%
	Class Y	$1,000.00	$1,020.06	$5.19	1.02%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	www.rsinvestments.com

Financial Information

Year Ended December 31, 2013

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2013	Shares	Value
Common Stocks – 97.9%
Aerospace – 2.7%
HEICO Corp., Class A	234,398	$9,872,844
Teledyne Technologies, Inc.(1)	125,462	11,524,939

		21,397,783
Asset Management & Custodian – 1.2%
Financial Engines, Inc.	46,100	3,203,028
WisdomTree Investments, Inc.(1)	346,724	6,140,482

		9,343,510
Auto Parts – 1.2%
Dorman Products, Inc.(1)	168,731	9,460,747

		9,460,747
Back Office Support, HR and Consulting – 2.7%
Huron Consulting Group, Inc.(1)	226,419	14,201,000
WageWorks, Inc.(1)	127,023	7,550,247

		21,751,247
Banks: Diversified – 0.9%
Signature Bank(1)	70,095	7,529,605

		7,529,605
Biotechnology – 7.1%
Aegerion Pharmaceuticals, Inc.(1)	130,416	9,254,319
Amicus Therapeutics, Inc.(1)	1,516,519	3,563,820
Bluebird Bio, Inc.(1)	164,800	3,457,504
KYTHERA Biopharmaceuticals, Inc.(1)	132,800	4,946,800
Ligand Pharmaceuticals, Inc., Class B(1)	259,800	13,665,480
NPS Pharmaceuticals, Inc.(1)	339,002	10,292,101
Orexigen Therapeutics, Inc.(1)	1,053,485	5,931,121
Receptos, Inc.(1)	189,566	5,495,518

		56,606,663
Casinos & Gambling – 1.0%
Multimedia Games Holding Co., Inc.(1)	263,311	8,257,433

		8,257,433
Chemicals: Diversified – 1.4%
Cytec Industries, Inc.	115,200	10,732,032

		10,732,032
Chemicals: Specialty – 1.3%
Quaker Chemical Corp.	136,342	10,507,878

		10,507,878

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2013	Shares	Value
Communications Technology – 1.2%
Aruba Networks, Inc.(1)	547,119	$9,793,430

		9,793,430
Computer Services, Software & Systems – 11.0%
Aspen Technology, Inc.(1)	172,259	7,200,426
Infoblox, Inc.(1)	355,385	11,734,813
InterXion Holding N.V.(1)	472,667	11,159,668
LogMeIn, Inc.(1)	346,100	11,611,655
Proofpoint, Inc.(1)	513,485	17,032,297
Qlik Technologies, Inc.(1)	283,676	7,554,292
SPS Commerce, Inc.(1)	161,646	10,555,484
The Ultimate Software Group, Inc.(1)	67,208	10,297,610

		87,146,245
Computer Technology – 0.7%
Silicon Graphics International Corp.(1)	432,950	5,805,859

		5,805,859
Consumer Lending – 2.7%
Portfolio Recovery Associates, Inc.(1)	258,963	13,683,605
Regional Management Corp.(1)	220,600	7,484,958

		21,168,563
Diversified Materials & Processing – 1.5%
Hexcel Corp.(1)	265,466	11,863,676

		11,863,676
Drug & Grocery Store Chains – 0.9%
Natural Grocers by Vitamin Cottage, Inc.(1)	170,160	7,223,292

		7,223,292
Education Services – 2.2%
Capella Education Co.	119,400	7,932,936
Grand Canyon Education, Inc.(1)	214,321	9,344,396

		17,277,332
Electronic Components – 1.8%
InvenSense, Inc.(1)	696,753	14,478,527

		14,478,527
Entertainment – 1.8%
IMAX Corp.(1)	478,387	14,102,849

		14,102,849
Financial Data & Systems – 1.5%
Euronet Worldwide, Inc.(1)	115,300	5,517,105
Heartland Payment Systems, Inc.	120,120	5,986,781

		11,503,886

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2013	Shares	Value
Foods – 3.1%
The Hain Celestial Group, Inc.(1)	179,780	$16,320,428
WhiteWave Foods Co., Class A(1)	368,920	8,463,025

		24,783,453
Health Care Facilities – 0.6%
Surgical Care Affiliates, Inc.(1)	142,900	4,978,636

		4,978,636
Health Care Services – 4.7%
Acadia Healthcare Co., Inc.(1)	255,082	12,073,031
AMN Healthcare Services, Inc.(1)	598,088	8,791,894
ExamWorks Group, Inc.(1)	297,000	8,871,390
Team Health Holdings, Inc.(1)	165,929	7,558,066

		37,294,381
Hotel/Motel – 0.7%
Orient-Express Hotels Ltd., Class A(1)	356,600	5,388,226

		5,388,226
Household Furnishings – 1.0%
Restoration Hardware Holdings, Inc.(1)	121,800	8,197,140

		8,197,140
Machinery: Industrial – 0.9%
The Middleby Corp.(1)	31,263	7,502,182

		7,502,182
Medical & Dental Instruments & Supplies – 3.2%
Globus Medical, Inc., Class A(1)	502,912	10,148,764
Techne Corp.	71,600	6,778,372
West Pharmaceutical Services, Inc.	168,142	8,249,047

		25,176,183
Medical Equipment – 4.7%
Cyberonics, Inc.(1)	179,939	11,787,804
DexCom, Inc.(1)	260,574	9,226,925
Fluidigm Corp.(1)	152,592	5,847,326
Zeltiq Aesthetics, Inc.(1)	534,500	10,107,395

		36,969,450
Medical Services – 1.4%
ICON PLC(1)	273,360	11,046,478

		11,046,478
Metal Fabricating – 1.4%
MRC Global, Inc.(1)	333,700	10,765,162

		10,765,162

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2013	Shares	Value
Office Supplies & Equipment – 1.5%
Steelcase, Inc., Class A	749,069	$11,880,234

		11,880,234
Oil Well Equipment & Services – 2.7%
Dril-Quip, Inc.(1)	67,625	7,434,016
Geospace Technologies Corp.(1)	82,720	7,844,338
RigNet, Inc.(1)	120,211	5,761,713

		21,040,067
Oil: Crude Producers – 2.7%
Carrizo Oil & Gas, Inc.(1)	209,600	9,383,792
Diamondback Energy, Inc.(1)	113,818	6,016,419
Rosetta Resources, Inc.(1)	127,763	6,137,735

		21,537,946
Pharmaceuticals – 2.7%
Endocyte, Inc.(1)	278,600	2,978,234
Jazz Pharmaceuticals PLC(1)	65,853	8,334,355
Pacira Pharmaceuticals, Inc.(1)	179,216	10,303,128

		21,615,717
Production Technology Equipment – 0.8%
FEI Co.	71,723	6,409,167

		6,409,167
Recreational Vehicles & Boats – 1.0%
Drew Industries, Inc.	153,608	7,864,730

		7,864,730
Restaurants – 1.2%
Bloomin’ Brands, Inc.(1)	403,740	9,693,797

		9,693,797
Scientific Instruments: Electrical – 1.5%
GrafTech International Ltd.(1)	398,927	4,479,950
Littelfuse, Inc.	83,800	7,787,534

		12,267,484
Scientific Instruments: Pollution Control – 2.5%
Clean Harbors, Inc.(1)	177,800	10,660,888
Darling International, Inc.(1)	424,920	8,872,330

		19,533,218
Securities Brokerage & Services – 2.0%
FXCM, Inc., Class A	535,400	9,551,536
MarketAxess Holdings, Inc.	91,883	6,144,216

		15,695,752

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2013	Shares	Value
Semiconductors & Components – 1.8%
Microsemi Corp.(1)	562,312	$14,029,684

		14,029,684
Specialty Retail – 6.1%
Burlington Stores, Inc.(1)	260,579	8,338,528
Cabela’s, Inc.(1)	135,611	9,039,829
DSW, Inc., Class A	206,804	8,836,735
Shutterfly, Inc.(1)	224,779	11,447,994
Vitamin Shoppe, Inc.(1)	209,475	10,894,795

		48,557,881
Telecommunications Equipment – 1.2%
Ubiquiti Networks, Inc.(1)	200,938	9,235,110

		9,235,110
Textiles, Apparel & Shoes – 0.8%
G-III Apparel Group Ltd.(1)	91,313	6,737,986

		6,737,986
Truckers – 2.9%
Old Dominion Freight Line, Inc.(1)	177,164	9,393,235
Roadrunner Transportation Systems, Inc.(1)	493,013	13,286,701

		22,679,936
Total Common Stocks (Cost $552,196,499)		776,830,557

	Principal Amount	Value
Repurchase Agreements – 1.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $12,088,000, due 1/2/2014(2)	$12,088,000	12,088,000
Total Repurchase Agreements (Cost $12,088,000)		12,088,000
Total Investments - 99.4% (Cost $564,284,499)		788,918,557
Other Assets, Net - 0.6%		4,412,691
Total Net Assets - 100.0%		$793,331,248

(1)	Non-income producing security.

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$12,331,750

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$776,830,557	$—	$—	$776,830,557

Repurchase Agreements	—	12,088,000	—	12,088,000

Total	$776,830,557	$12,088,000	$—	$788,918,557

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2013	Shares	Value
Common Stocks – 96.4%
Aerospace – 4.0%
HEICO Corp., Class A	432,283	$18,207,760
Teledyne Technologies, Inc.(1)	234,447	21,536,301

		39,744,061
Asset Management & Custodian – 1.2%
WisdomTree Investments, Inc.(1)	666,646	11,806,301

		11,806,301
Auto Parts – 3.3%
Dorman Products, Inc.(1)	312,037	17,495,915
Gentex Corp.	471,300	15,548,187

		33,044,102
Back Office Support, HR and Consulting – 3.0%
Huron Consulting Group, Inc.(1)	341,666	21,429,292
WageWorks, Inc.(1)	133,492	7,934,764

		29,364,056
Banks: Diversified – 1.0%
SVB Financial Group(1)	92,590	9,708,987

		9,708,987
Biotechnology – 7.2%
Aegerion Pharmaceuticals, Inc.(1)	161,387	11,452,022
Cubist Pharmaceuticals, Inc.(1)	302,058	20,802,734
Ligand Pharmaceuticals, Inc., Class B(1)	442,370	23,268,662
NPS Pharmaceuticals, Inc.(1)	503,406	15,283,406

		70,806,824
Cable Television Services – 1.4%
AMC Networks, Inc., Class A(1)	209,290	14,254,742

		14,254,742
Casinos & Gambling – 1.4%
Multimedia Games Holding Co., Inc.(1)	451,669	14,164,340

		14,164,340
Chemicals: Diversified – 2.0%
Cytec Industries, Inc.	209,900	19,554,284

		19,554,284
Chemicals: Specialty – 1.7%
Quaker Chemical Corp.	223,809	17,248,960

		17,248,960
Computer Services, Software & Systems – 7.4%
Infoblox, Inc.(1)	527,600	17,421,352
InterXion Holding N.V.(1)	672,686	15,882,116
LogMeIn, Inc.(1)	459,000	15,399,450

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2013	Shares	Value
Computer Services, Software & Systems (continued)
Qlik Technologies, Inc.(1)	376,005	$10,013,013
The Ultimate Software Group, Inc.(1)	94,476	14,475,613

		73,191,544
Consumer Lending – 2.6%
Portfolio Recovery Associates, Inc.(1)	494,567	26,132,920

		26,132,920
Diversified Financial Services – 1.6%
LPL Financial Holdings, Inc.	334,500	15,731,535

		15,731,535
Diversified Materials & Processing – 2.2%
Hexcel Corp.(1)	489,638	21,881,922

		21,881,922
Education Services – 3.0%
Capella Education Co.	223,200	14,829,408
Grand Canyon Education, Inc.(1)	341,029	14,868,864

		29,698,272
Electronic Components – 2.6%
InvenSense, Inc.(1)	1,222,733	25,408,392

		25,408,392
Entertainment – 2.6%
IMAX Corp.(1)	876,777	25,847,386

		25,847,386
Financial Data & Systems – 2.2%
Euronet Worldwide, Inc.(1)	203,400	9,732,690
Heartland Payment Systems, Inc.	234,216	11,673,325

		21,406,015
Foods – 2.8%
The Hain Celestial Group, Inc.(1)	306,323	27,808,002

		27,808,002
Health Care Facilities – 1.2%
Brookdale Senior Living, Inc.(1)	422,207	11,475,586

		11,475,586
Health Care Services – 2.8%
ExamWorks Group, Inc.(1)	543,511	16,234,674
Premier, Inc., Class A(1)	311,500	11,450,740

		27,685,414
Hotel/Motel – 1.0%
Orient-Express Hotels Ltd., Class A(1)	634,800	9,591,828

		9,591,828

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2013	Shares	Value
Household Furnishings – 1.4%
Restoration Hardware Holdings, Inc.(1)	204,100	$13,735,930

		13,735,930
Machinery: Industrial – 1.4%
The Middleby Corp.(1)	56,476	13,552,546

		13,552,546
Medical & Dental Instruments & Supplies – 4.7%
Globus Medical, Inc., Class A(1)	843,881	17,029,519
Techne Corp.	133,500	12,638,445
West Pharmaceutical Services, Inc.	348,138	17,079,650

		46,747,614
Medical Equipment – 2.0%
Cyberonics, Inc.(1)	309,975	20,306,462

		20,306,462
Oil Well Equipment & Services – 2.9%
Dril-Quip, Inc.(1)	123,218	13,545,355
Geospace Technologies Corp.(1)	156,924	14,881,103

		28,426,458
Oil: Crude Producers – 2.9%
Carrizo Oil & Gas, Inc.(1)	393,150	17,601,326
Rosetta Resources, Inc.(1)	240,585	11,557,703

		29,159,029
Pharmaceuticals – 1.8%
Jazz Pharmaceuticals PLC(1)	143,527	18,164,777

		18,164,777
Scientific Instruments: Electrical – 2.2%
GrafTech International Ltd.(1)	722,218	8,110,508
Littelfuse, Inc.	152,286	14,151,938

		22,262,446
Scientific Instruments: Pollution Control – 3.5%
Clean Harbors, Inc.(1)	328,000	19,666,880
Darling International, Inc.(1)	726,420	15,167,650

		34,834,530
Securities Brokerage & Services – 1.2%
MarketAxess Holdings, Inc.	172,233	11,517,221

		11,517,221
Semiconductors & Components – 2.6%
Microsemi Corp.(1)	1,028,710	25,666,314

		25,666,314

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2013	Shares	Value
Specialty Retail – 8.0%
Cabela’s, Inc.(1)	213,443	$14,228,111
DSW, Inc., Class A	366,442	15,658,067
Shutterfly, Inc.(1)	387,609	19,740,926
Vitamin Shoppe, Inc.(1)	294,212	15,301,966
Williams-Sonoma, Inc.	247,722	14,437,238

		79,366,308
Telecommunications Equipment – 1.8%
Ubiquiti Networks, Inc.(1)	391,594	17,997,660

		17,997,660
Truckers – 1.8%
Old Dominion Freight Line, Inc.(1)	327,497	17,363,891

		17,363,891
Total Common Stocks (Cost $747,901,722)		954,656,659

	Principal Amount	Value
Repurchase Agreements – 2.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $28,499,000, due 1/2/2014(2)	$28,499,000	28,499,000
Total Repurchase Agreements (Cost $28,499,000)		28,499,000
Total Investments - 99.3% (Cost $776,400,722)		983,155,659
Other Assets, Net - 0.7%		6,444,216
Total Net Assets - 100.0%		$989,599,875

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S.Treasury Bond	4.625%	2/15/2040	$29,071,813

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$954,656,659	$—	$—	$954,656,659

Repurchase Agreements	—	28,499,000	—	28,499,000

Total	$954,656,659	$28,499,000	$—	$983,155,659

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2013	Shares	Value
Common Stocks – 95.3%
Aerospace – 4.0%
B/E Aerospace, Inc.(1)	17,400	$1,514,322
Teledyne Technologies, Inc.(1)	28,100	2,581,266

		4,095,588
Asset Management & Custodian – 1.6%
Affiliated Managers Group, Inc.(1)	7,505	1,627,684

		1,627,684
Auto Parts – 2.9%
Gentex Corp.	50,400	1,662,696
LKQ Corp.(1)	41,540	1,366,666

		3,029,362
Back Office Support, HR and Consulting – 1.2%
Verisk Analytics, Inc., Class A(1)	18,880	1,240,794

		1,240,794
Banks: Diversified – 1.0%
SVB Financial Group(1)	9,810	1,028,677

		1,028,677
Biotechnology – 3.0%
Cubist Pharmaceuticals, Inc.(1)	20,100	1,384,287
Ligand Pharmaceuticals, Inc., Class B(1)	32,110	1,688,986

		3,073,273
Cable Television Services – 1.9%
AMC Networks, Inc., Class A(1)	28,700	1,954,757

		1,954,757
Chemicals: Diversified – 3.4%
Cytec Industries, Inc.	20,700	1,928,412
Ecolab, Inc.	14,980	1,561,964

		3,490,376
Communications Technology – 0.9%
Aruba Networks, Inc.(1)	53,458	956,898

		956,898
Computer Services, Software & Systems – 5.0%
Akamai Technologies, Inc.(1)	20,300	957,754
Cognizant Technology Solutions Corp., Class A(1)	14,900	1,504,602
Infoblox, Inc.(1)	39,400	1,300,988
Salesforce.com, Inc.(1)	25,700	1,418,383

		5,181,727
Computer Technology – 1.6%
Western Digital Corp.	19,400	1,627,660

		1,627,660

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2013	Shares	Value
Consumer Lending – 0.6%
FleetCor Technologies, Inc.(1)	4,995	$585,264

		585,264
Diversified Financial Services – 1.6%
LPL Financial Holdings, Inc.	35,500	1,669,565

		1,669,565
Diversified Materials & Processing – 2.5%
Hexcel Corp.(1)	57,030	2,548,671

		2,548,671
Diversified Retail – 2.4%
Dollar Tree, Inc.(1)	25,600	1,444,352
Nordstrom, Inc.	17,460	1,079,028

		2,523,380
Drug & Grocery Store Chains – 0.9%
Sprouts Farmers Market, Inc.(1)	24,000	922,320

		922,320
Entertainment – 3.8%
Discovery Communications, Inc., Class C(1)	21,800	1,828,148
IMAX Corp.(1)	71,000	2,093,080

		3,921,228
Financial Data & Systems – 3.7%
Alliance Data Systems Corp.(1)	4,773	1,254,965
FactSet Research Systems, Inc.	10,035	1,089,600
Global Payments, Inc.	23,400	1,520,766

		3,865,331
Foods – 2.6%
The Hershey Co.	11,200	1,088,976
WhiteWave Foods Co., Class A(1)	72,100	1,653,974

		2,742,950
Health Care Facilities – 1.1%
Brookdale Senior Living, Inc.(1)	42,730	1,161,401

		1,161,401
Health Care Services – 2.9%
Cerner Corp.(1)	17,320	965,417
Envision Healthcare Holdings, Inc.(1)	24,700	877,344
Premier, Inc., Class A(1)	30,300	1,113,828

		2,956,589
Hotel/Motel – 2.6%
Hilton Worldwide Holdings, Inc.(1)	22,100	491,725
Wynn Resorts Ltd.	11,475	2,228,560

		2,720,285

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2013	Shares	Value
Machinery: Industrial – 1.3%
The Middleby Corp.(1)	5,732	$1,375,508

		1,375,508
Medical & Dental Instruments & Supplies – 4.2%
CR Bard, Inc.	10,285	1,377,573
West Pharmaceutical Services, Inc.	31,082	1,524,883
Zimmer Holdings, Inc.	16,100	1,500,359

		4,402,815
Metal Fabricating – 1.8%
MRC Global, Inc.(1)	57,400	1,851,724

		1,851,724
Office Supplies & Equipment – 1.3%
Steelcase, Inc., Class A	87,400	1,386,164

		1,386,164
Oil Well Equipment & Services – 2.5%
Core Laboratories N.V.	6,395	1,221,125
Oceaneering International, Inc.	17,800	1,404,064

		2,625,189
Oil: Crude Producers – 4.0%
Cabot Oil & Gas Corp.	36,100	1,399,236
Concho Resources, Inc.(1)	13,315	1,438,020
Oasis Petroleum, Inc.(1)	28,700	1,348,039

		4,185,295
Pharmaceuticals – 1.7%
Jazz Pharmaceuticals PLC(1)	14,195	1,796,519

		1,796,519
Production Technology Equipment – 1.0%
Lam Research Corp.(1)	19,700	1,072,665

		1,072,665
Restaurants – 1.1%
Bloomin’ Brands, Inc.(1)	45,600	1,094,856

		1,094,856
Scientific Instruments: Control & Filter – 1.6%
Flowserve Corp.	21,400	1,686,962

		1,686,962
Scientific Instruments: Electrical – 1.8%
AMETEK, Inc.	34,995	1,843,187

		1,843,187
Securities Brokerage & Services – 1.9%
IntercontinentalExchange Group, Inc.	8,817	1,983,120

		1,983,120

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2013	Shares	Value
Semiconductors & Components – 4.0%
Avago Technologies Ltd.	28,000	$1,480,920
Micron Technology, Inc.(1)	43,500	946,560
Microsemi Corp.(1)	69,300	1,729,035

		4,156,515
Specialty Retail – 10.4%
Burlington Stores, Inc.(1)	53,000	1,696,000
Cabela’s, Inc.(1)	17,300	1,153,218
CarMax, Inc.(1)	31,100	1,462,322
DSW, Inc., Class A	34,200	1,461,366
Shutterfly, Inc.(1)	32,800	1,670,504
Tractor Supply Co.	21,750	1,687,365
Williams-Sonoma, Inc.	28,400	1,655,152

		10,785,927
Telecommunications Equipment – 1.6%
Ubiquiti Networks, Inc.(1)	37,100	1,705,116

		1,705,116
Textiles, Apparel & Shoes – 2.3%
Michael Kors Holdings Ltd.(1)	29,380	2,385,362

		2,385,362
Truckers – 1.6%
Old Dominion Freight Line, Inc.(1)	30,855	1,635,932

		1,635,932
Total Common Stocks (Cost $72,604,264)		98,896,636

	Principal Amount	Value
Repurchase Agreements – 4.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $4,208,000, due 1/2/2014(2)	$4,208,000	4,208,000
Total Repurchase Agreements (Cost $4,208,000)		4,208,000
Total Investments - 99.4% (Cost $76,812,264)		103,104,636
Other Assets, Net - 0.6%		623,055
Total Net Assets - 100.0%		$103,727,691

(1)	Non-income producing security.

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.25%	12/31/2016	$4,295,363

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$98,896,636	$—	$—	$98,896,636

Repurchase Agreements	—	4,208,000	—	4,208,000

Total	$98,896,636	$4,208,000	$—	$103,104,636

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2013	Shares	Value
Common Stocks – 99.0%
Aerospace – 1.9%
B/E Aerospace, Inc.(1)	53,600	$4,664,808

		4,664,808
Asset Management & Custodian – 2.0%
Affiliated Managers Group, Inc.(1)	22,337	4,844,449

		4,844,449
Auto Parts – 1.6%
LKQ Corp.(1)	122,100	4,017,090

		4,017,090
Automobiles – 2.3%
General Motors Co.(1)	138,800	5,672,756

		5,672,756
Back Office Support, HR and Consulting – 1.5%
Verisk Analytics, Inc., Class A(1)	54,479	3,580,360

		3,580,360
Biotechnology – 5.1%
Biogen Idec, Inc.(1)	19,478	5,448,970
Celgene Corp.(1)	42,330	7,152,077

		12,601,047
Cable Television Services – 2.4%
Comcast Corp., Special Class A	118,600	5,915,768

		5,915,768
Casinos & Gambling – 1.5%
Las Vegas Sands Corp.	46,000	3,628,020

		3,628,020
Chemicals: Diversified – 1.8%
Ecolab, Inc.	43,222	4,506,758

		4,506,758
Computer Services, Software & Systems – 13.7%
Akamai Technologies, Inc.(1)	46,700	2,203,306
Cognizant Technology Solutions Corp., Class A(1)	35,000	3,534,300
Facebook, Inc., Class A(1)	225,600	12,331,296
Google, Inc., Class A(1)	5,753	6,447,445
Salesforce.com, Inc.(1)	76,480	4,220,931
VMware, Inc., Class A(1)	54,900	4,925,079

		33,662,357
Computer Technology – 5.4%
Apple, Inc.	17,442	9,786,881
Western Digital Corp.	41,800	3,507,020

		13,293,901

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2013	Shares	Value
Consumer Lending – 0.5%
FleetCor Technologies, Inc.(1)	11,525	$1,350,384

		1,350,384
Diversified Manufacturing Operations – 2.0%
Danaher Corp.	62,411	4,818,129

		4,818,129
Diversified Retail – 7.0%
Amazon.com, Inc.(1)	15,228	6,072,774
Costco Wholesale Corp.	44,878	5,340,931
Dollar Tree, Inc.(1)	61,400	3,464,188
Nordstrom, Inc.	38,975	2,408,655

		17,286,548
Drug & Grocery Store Chains – 1.2%
Walgreen Co.	52,100	2,992,624

		2,992,624
Entertainment – 1.8%
Discovery Communications, Inc., Class C(1)	52,195	4,377,073

		4,377,073
Financial Data & Systems – 4.6%
Alliance Data Systems Corp.(1)	14,137	3,717,042
MasterCard, Inc., Class A	3,420	2,857,273
Visa, Inc., Class A	21,844	4,864,222

		11,438,537
Foods – 3.9%
Mondelez International, Inc., Class A	203,130	7,170,489
The Hershey Co.	26,200	2,547,426

		9,717,915
Health Care Management Services – 1.9%
UnitedHealth Group, Inc.	62,430	4,700,979

		4,700,979
Health Care Services – 1.0%
Cerner Corp.(1)	43,726	2,437,287

		2,437,287
Hotel/Motel – 2.7%
Hilton Worldwide Holdings, Inc.(1)	52,200	1,161,450
Wynn Resorts Ltd.	27,980	5,433,996

		6,595,446
Leisure Time – 1.4%
Priceline.com, Inc.(1)	2,871	3,337,250

		3,337,250

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2013	Shares	Value
Medical & Dental Instruments & Supplies – 2.4%
CR Bard, Inc.	20,385	$2,730,367
Zimmer Holdings, Inc.	33,300	3,103,227

		5,833,594
Metal Fabricating – 2.1%
Precision Castparts Corp.	19,535	5,260,775

		5,260,775
Oil Well Equipment & Services – 3.1%
Core Laboratories N.V.	17,750	3,389,362
Oceaneering International, Inc.	52,800	4,164,864

		7,554,226
Oil: Crude Producers – 3.2%
Concho Resources, Inc.(1)	36,573	3,949,884
EOG Resources, Inc.	23,435	3,933,330

		7,883,214
Pharmaceuticals – 5.4%
Gilead Sciences, Inc.(1)	115,880	8,708,382
Jazz Pharmaceuticals PLC(1)	36,170	4,577,675

		13,286,057
Production Technology Equipment – 1.5%
Lam Research Corp.(1)	68,000	3,702,600

		3,702,600
Restaurants – 2.0%
Starbucks Corp.	62,100	4,868,019

		4,868,019
Scientific Instruments: Control & Filter – 2.1%
Flowserve Corp.	65,900	5,194,897

		5,194,897
Scientific Instruments: Electrical – 2.1%
AMETEK, Inc.	95,894	5,050,737

		5,050,737
Securities Brokerage & Services – 2.3%
IntercontinentalExchange Group, Inc.	25,322	5,695,424

		5,695,424
Semiconductors & Components – 2.3%
Avago Technologies Ltd.	64,300	3,400,827
Micron Technology, Inc.(1)	102,900	2,239,104

		5,639,931

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2013	Shares	Value
Specialty Retail – 3.3%
CarMax, Inc.(1)	70,300	$3,305,506
The Home Depot, Inc.	57,490	4,733,727

		8,039,233
Total Common Stocks (Cost $164,924,440)		243,448,193

	Principal Amount	Value
Repurchase Agreements – 0.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $2,307,000, due 1/2/2014(2)	$2,307,000	2,307,000
Total Repurchase Agreements (Cost $2,307,000)		2,307,000
Total Investments - 99.9% (Cost $167,231,440)		245,755,193
Other Assets, Net - 0.1%		276,946
Total Net Assets - 100.0%		$246,032,139

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$2,356,863

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$243,448,193	$—	$—	$243,448,193

Repurchase Agreements	—	2,307,000	—	2,307,000

Total	$243,448,193	$2,307,000	$—	$245,755,193

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2013	Shares	Value
Common Stocks – 96.3%
Advertising Agencies – 3.7%
Constant Contact, Inc.(1)	142,500	$4,427,475
Nielsen Holdings N.V.	74,300	3,409,627

		7,837,102
Back Office Support, HR and Consulting – 0.7%
ServiceSource International, Inc.(1)	186,600	1,563,708

		1,563,708
Cable Television Services – 2.0%
Comcast Corp., Special Class A	85,100	4,244,788

		4,244,788
Communications Technology – 6.9%
Aruba Networks, Inc.(1)	137,108	2,454,233
Ciena Corp.(1)	85,300	2,041,229
Finisar Corp.(1)	120,500	2,882,360
Procera Networks, Inc.(1)	353,000	5,302,060
ShoreTel, Inc.(1)	233,400	2,165,952

		14,845,834
Computer Services, Software & Systems – 50.7%
Akamai Technologies, Inc.(1)	40,300	1,901,354
BroadSoft, Inc.(1)	62,944	1,720,889
Callidus Software, Inc.(1)	180,900	2,483,757
Citrix Systems, Inc.(1)	38,000	2,403,500
Cognizant Technology Solutions Corp., Class A(1)	35,500	3,584,790
Endurance International Group Holdings, Inc.(1)	201,400	2,855,852
Facebook, Inc., Class A(1)	203,300	11,112,378
Fortinet, Inc.(1)	118,273	2,262,562
Google, Inc., Class A(1)	14,758	16,539,438
Guidewire Software, Inc.(1)	54,300	2,664,501
Infoblox, Inc.(1)	122,620	4,048,912
Informatica Corp.(1)	36,100	1,498,150
Infosys Ltd., ADR	37,100	2,099,860
LogMeIn, Inc.(1)	78,600	2,637,030
Mavenir Systems, Inc.(1)	200,000	2,232,000
NetSuite, Inc.(1)	49,400	5,089,188
OpenTable, Inc.(1)	24,300	1,928,691
Proofpoint, Inc.(1)	139,110	4,614,279
Qlik Technologies, Inc.(1)	66,600	1,773,558
Rackspace Hosting, Inc.(1)	58,400	2,285,192
Rocket Fuel, Inc.(1)	20,500	1,260,545
Salesforce.com, Inc.(1)	128,500	7,091,915
SINA Corp.(1)	18,500	1,558,625

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

December 31, 2013	Shares	Value
Computer Services, Software & Systems (continued)
SolarWinds, Inc.(1)	58,500	$2,213,055
Splunk, Inc.(1)	48,900	3,357,963
SPS Commerce, Inc.(1)	33,220	2,169,266
Symantec Corp.	142,500	3,360,150
The Ultimate Software Group, Inc.(1)	10,030	1,536,797
Trulia, Inc.(1)	30,200	1,065,154
VMware, Inc., Class A(1)	58,300	5,230,093
Yahoo!, Inc.(1)	54,700	2,212,068
Yelp, Inc.(1)	25,300	1,744,435

		108,535,947
Computer Technology – 5.6%
Apple, Inc.	15,953	8,951,388
Silicon Graphics International Corp.(1)	220,400	2,955,564

		11,906,952
Consumer Electronics – 0.7%
Garmin Ltd.	32,800	1,516,016

		1,516,016
Diversified Retail – 3.3%
Amazon.com, Inc.(1)	17,726	7,068,952

		7,068,952
Electronic Components – 2.1%
InvenSense, Inc.(1)	218,100	4,532,118

		4,532,118
Entertainment – 1.1%
IMAX Corp.(1)	80,300	2,367,244

		2,367,244
Leisure Time – 2.4%
Expedia, Inc.	32,300	2,250,018
Priceline.com, Inc.(1)	2,456	2,854,854

		5,104,872
Pharmaceuticals – 1.6%
Gilead Sciences, Inc.(1)	46,600	3,501,990

		3,501,990
Production Technology Equipment – 1.0%
Nanometrics, Inc.(1)	112,900	2,150,745

		2,150,745
Semiconductors & Components – 10.9%
Ambarella, Inc.(1)	133,600	4,533,048
Avago Technologies Ltd.	47,900	2,533,431

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2013	Shares	Value
Semiconductors & Components (continued)
Freescale Semiconductor Ltd.(1)	183,100	$2,938,755
Himax Technologies, Inc., ADR	307,000	4,515,970
Micron Technology, Inc.(1)	174,700	3,801,472
Microsemi Corp.(1)	175,600	4,381,220
O2Micro International Ltd., ADR(1)	242,312	676,051

		23,379,947
Specialty Retail – 1.7%
Shutterfly, Inc.(1)	71,300	3,631,309

		3,631,309
Telecommunications Equipment – 1.9%
Ubiquiti Networks, Inc.(1)	89,300	4,104,228

		4,104,228
Total Common Stocks (Cost $144,770,817)		206,291,752

	Principal Amount	Value
Repurchase Agreements – 3.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $7,866,000, due 1/2/2014(2)	$7,866,000	7,866,000
Total Repurchase Agreements (Cost $7,866,000)		7,866,000
Total Investments - 100.0% (Cost $152,636,817)		214,157,752
Other Assets, Net - 0.0%		29,959
Total Net Assets - 100.0%		$214,187,711

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$8,027,163

Legend:

ADR – American Depositary Receipt.

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$206,291,752	$—	$—	$206,291,752

Repurchase Agreements	—	7,866,000	—	7,866,000

Total	$206,291,752	$7,866,000	$—	$214,157,752

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2013	Shares	Value
Common Stocks – 99.1%
Aerospace – 2.7%
HEICO Corp., Class A	38,891	$1,638,089
Teledyne Technologies, Inc.(1)	20,800	1,910,688

		3,548,777
Asset Management & Custodian – 1.2%
Financial Engines, Inc.	7,600	528,048
WisdomTree Investments, Inc.(1)	58,200	1,030,722

		1,558,770
Auto Parts – 1.2%
Dorman Products, Inc.(1)	28,100	1,575,567

		1,575,567
Back Office Support, HR and Consulting – 3.9%
Huron Consulting Group, Inc.(1)	37,000	2,320,640
Robert Half International, Inc.	37,616	1,579,496
WageWorks, Inc.(1)	20,700	1,230,408

		5,130,544
Banks: Diversified – 1.0%
Signature Bank(1)	11,621	1,248,328

		1,248,328
Biotechnology – 7.1%
Aegerion Pharmaceuticals, Inc.(1)	21,599	1,532,665
Amicus Therapeutics, Inc.(1)	248,800	584,680
Bluebird Bio, Inc.(1)	27,000	566,460
KYTHERA Biopharmaceuticals, Inc.(1)	21,800	812,050
Ligand Pharmaceuticals, Inc., Class B(1)	42,660	2,243,916
NPS Pharmaceuticals, Inc.(1)	55,442	1,683,219
Orexigen Therapeutics, Inc.(1)	172,500	971,175
Receptos, Inc.(1)	31,000	898,690

		9,292,855
Casinos & Gambling – 1.0%
Multimedia Games Holding Co., Inc.(1)	43,065	1,350,518

		1,350,518
Chemicals: Diversified – 1.3%
Cytec Industries, Inc.	18,800	1,751,408

		1,751,408
Chemicals: Specialty – 1.3%
Quaker Chemical Corp.	22,200	1,710,954

		1,710,954

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2013	Shares	Value
Communications Technology – 1.2%
Aruba Networks, Inc.(1)	89,984	$1,610,714

		1,610,714
Computer Services, Software & Systems – 11.0%
Aspen Technology, Inc.(1)	28,169	1,177,464
Infoblox, Inc.(1)	58,200	1,921,764
InterXion Holding N.V.(1)	77,400	1,827,414
LogMeIn, Inc.(1)	57,500	1,929,125
Proofpoint, Inc.(1)	84,000	2,786,280
Qlik Technologies, Inc.(1)	46,400	1,235,632
SPS Commerce, Inc.(1)	26,800	1,750,040
The Ultimate Software Group, Inc.(1)	11,003	1,685,880

		14,313,599
Computer Technology – 0.7%
Silicon Graphics International Corp.(1)	70,900	950,769

		950,769
Consumer Lending – 2.7%
Portfolio Recovery Associates, Inc.(1)	42,355	2,238,038
Regional Management Corp.(1)	36,600	1,241,838

		3,479,876
Diversified Materials & Processing – 1.5%
Hexcel Corp.(1)	43,910	1,962,338

		1,962,338
Drug & Grocery Store Chains – 0.9%
Natural Grocers by Vitamin Cottage, Inc.(1)	27,810	1,180,535

		1,180,535
Education Services – 2.2%
Capella Education Co.	19,900	1,322,156
Grand Canyon Education, Inc.(1)	35,080	1,529,488

		2,851,644
Electronic Components – 1.8%
InvenSense, Inc.(1)	114,000	2,368,920

		2,368,920
Entertainment – 1.8%
IMAX Corp.(1)	78,400	2,311,232

		2,311,232
Financial Data & Systems – 1.5%
Euronet Worldwide, Inc.(1)	19,200	918,720
Heartland Payment Systems, Inc.	19,959	994,757

		1,913,477

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2013	Shares	Value
Foods – 3.1%
The Hain Celestial Group, Inc.(1)	29,350	$2,664,393
WhiteWave Foods Co., Class A(1)	60,400	1,385,576

		4,049,969
Health Care Facilities – 0.6%
Surgical Care Affiliates, Inc.(1)	23,300	811,772

		811,772
Health Care Services – 4.7%
Acadia Healthcare Co., Inc.(1)	42,200	1,997,326
AMN Healthcare Services, Inc.(1)	97,816	1,437,895
ExamWorks Group, Inc.(1)	48,600	1,451,682
Team Health Holdings, Inc.(1)	27,418	1,248,890

		6,135,793
Hotel/Motel – 0.7%
Orient-Express Hotels Ltd., Class A(1)	59,300	896,023

		896,023
Household Furnishings – 1.1%
Restoration Hardware Holdings, Inc.(1)	20,400	1,372,920

		1,372,920
Machinery: Industrial – 0.9%
The Middleby Corp.(1)	5,119	1,228,406

		1,228,406
Medical & Dental Instruments & Supplies – 3.2%
Globus Medical, Inc., Class A(1)	83,700	1,689,066
Techne Corp.	11,700	1,107,639
West Pharmaceutical Services, Inc.	27,470	1,347,678

		4,144,383
Medical Equipment – 4.7%
Cyberonics, Inc.(1)	29,621	1,940,472
DexCom, Inc.(1)	42,677	1,511,192
Fluidigm Corp.(1)	25,200	965,664
Zeltiq Aesthetics, Inc.(1)	87,600	1,656,516

		6,073,844
Medical Services – 1.4%
ICON PLC(1)	44,800	1,810,368

		1,810,368
Metal Fabricating – 1.3%
MRC Global, Inc.(1)	54,400	1,754,944

		1,754,944

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2013	Shares	Value
Office Supplies & Equipment – 1.5%
Steelcase, Inc., Class A	122,600	$1,944,436

		1,944,436
Oil Well Equipment & Services – 2.7%
Dril-Quip, Inc.(1)	11,070	1,216,925
Geospace Technologies Corp.(1)	13,989	1,326,577
RigNet, Inc.(1)	20,179	967,179

		3,510,681
Oil: Crude Producers – 2.7%
Carrizo Oil & Gas, Inc.(1)	34,900	1,562,473
Diamondback Energy, Inc.(1)	18,900	999,054
Rosetta Resources, Inc.(1)	21,450	1,030,458

		3,591,985
Pharmaceuticals – 2.7%
Endocyte, Inc.(1)	45,500	486,395
Jazz Pharmaceuticals PLC(1)	10,970	1,388,363
Pacira Pharmaceuticals, Inc.(1)	29,600	1,701,704

		3,576,462
Production Technology Equipment – 0.8%
FEI Co.	11,700	1,045,512

		1,045,512
Recreational Vehicles & Boats – 1.0%
Drew Industries, Inc.	25,200	1,290,240

		1,290,240
Restaurants – 1.2%
Bloomin’ Brands, Inc.(1)	66,000	1,584,660

		1,584,660
Scientific Instruments: Electrical – 1.5%
GrafTech International Ltd.(1)	65,151	731,646
Littelfuse, Inc.	13,700	1,273,141

		2,004,787
Scientific Instruments: Pollution Control – 2.5%
Clean Harbors, Inc.(1)	29,600	1,774,816
Darling International, Inc.(1)	70,610	1,474,337

		3,249,153
Securities Brokerage & Services – 2.0%
FXCM, Inc., Class A	89,200	1,591,328
MarketAxess Holdings, Inc.	15,282	1,021,907

		2,613,235

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2013	Shares	Value
Semiconductors & Components – 1.8%
Microsemi Corp.(1)	91,956	$2,294,302

		2,294,302
Specialty Retail – 6.1%
Burlington Stores, Inc.(1)	43,400	1,388,800
Cabela’s, Inc.(1)	22,200	1,479,852
DSW, Inc., Class A	34,400	1,469,912
Shutterfly, Inc.(1)	36,780	1,873,205
Vitamin Shoppe, Inc.(1)	34,283	1,783,059

		7,994,828
Telecommunications Equipment – 1.2%
Ubiquiti Networks, Inc.(1)	33,500	1,539,660

		1,539,660
Textiles, Apparel & Shoes – 0.9%
G-III Apparel Group Ltd.(1)	15,100	1,114,229

		1,114,229
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	28,923	1,533,498
Roadrunner Transportation Systems, Inc.(1)	80,800	2,177,560

		3,711,058
Total Common Stocks (Cost $95,681,637)		129,454,475

	Principal Amount	Value
Repurchase Agreements – 0.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $714,000, due 1/2/2014(2)	$714,000	714,000
Total Repurchase Agreements (Cost $714,000)		714,000
Total Investments - 99.6% (Cost $96,395,637)		130,168,475
Other Assets, Net - 0.4%		457,587
Total Net Assets - 100.0%		$130,626,062

(1)	Non-income producing security.

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$731,838

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$129,454,475	$—	$—	$129,454,475

Repurchase Agreements	—	714,000	—	714,000

Total	$129,454,475	$714,000	$—	$130,168,475

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2013	RS Small Cap Growth
Assets
Investments, at value	$788,918,557
Cash and cash equivalents	63,198
Receivable for fund shares subscribed	4,569,169
Receivable for investments sold	2,045,521
Dividends/interest receivable	538,645
Prepaid expenses	1,169

Total Assets	796,136,259

Liabilities
Payable for fund shares redeemed	1,912,626
Payable to adviser	619,931
Payable to distributor	53,091
Accrued trustees’ fees	10,409
Accrued expenses/other liabilities	208,954

Total Liabilities	2,805,011

Total Net Assets	$793,331,248

Net Assets Consist of:
Paid-in capital	$561,520,422
Accumulated net realized gain/(loss) from investments and in-kind redemptions	7,176,768
Net unrealized appreciation on investments	224,634,058

Total Net Assets	$793,331,248

Investments, at Cost	$564,284,499

Pricing of Shares
Net Assets:
Class A	$499,282,124
Class C	6,607,877
Class K	1,781,853
Class Y	285,659,394
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	7,840,720
Class C	112,305
Class K	29,322
Class Y	4,391,032
Net Asset Value Per Share:
Class A	$63.68
Class C	58.84
Class K	60.77
Class Y	65.06
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$66.86

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$983,155,659	$103,104,636	$245,755,193	$214,157,752	$130,168,475
2,111	339	514	15,395	207
7,345,530	757,327	762,383	177,720	486,078
1,001,712	89,824	—	188,630	324,267
255,356	24,896	93,640	27,345	86,040
569	2,369	869	569	569

991,760,937	103,979,391	246,612,599	214,567,411	131,065,636

1,261,825	149,851	240,879	106,310	286,703
582,139	45,054	163,300	171,974	80,991
79,010	10,258	25,680	22,323	8,979
12,143	1,224	3,427	2,971	1,736
225,945	45,313	147,174	76,122	61,165

2,161,062	251,700	580,460	379,700	439,574

$989,599,875	$103,727,691	$246,032,139	$214,187,711	$130,626,062

$774,475,318	$145,147,346	$169,035,730	$148,219,454	$92,698,391
8,369,620	(67,712,027)	(1,527,344)	4,447,322	4,154,833
206,754,937	26,292,372	78,523,753	61,520,935	33,772,838

$989,599,875	$103,727,691	$246,032,139	$214,187,711	$130,626,062

$776,400,722	$76,812,264	$167,231,440	$152,636,817	$96,395,637

$438,083,793	$78,611,778	$208,308,871	$156,010,613	$72,843,477
88,207,740	4,850,564	10,414,926	16,401,675	1,090,741
1,051,843	1,451,476	1,340,644	1,438,398	4,898,330
462,256,499	18,813,873	25,967,698	40,337,025	51,793,514

8,837,592	4,175,740	10,775,149	7,655,958	3,394,996
1,887,430	276,180	576,645	873,725	69,090
22,681	80,588	71,309	74,672	246,425
9,201,754	980,602	1,327,315	1,927,524	2,397,325

$49.57	$18.83	$19.33	$20.38	$21.46
46.73	17.56	18.06	18.77	15.79
46.38	18.01	18.80	19.26	19.88
50.24	19.19	19.56	20.93	21.60
4.75%	4.75%	4.75%	4.75%	4.75%
$52.04	$19.77	$20.29	$21.40	$22.53

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2013	RS Small Cap Growth
Investment Income
Dividends	$1,627,435
Interest	1,027
Withholding taxes on foreign dividends	—

Total Investment Income	1,628,462

Expenses
Investment advisory fees	6,548,222
Distribution fees	1,313,361
Transfer agent fees	966,691
Registration fees	91,834
Custodian fees	88,903
Professional fees	87,697
Administrative service fees	82,000
Shareholder reports	63,240
Trustees’ fees	35,197
Insurance expense	16,711
Other expenses	12,705

Total Expenses	9,306,561

Less: Fee waiver by adviser	(391,865)

Total Expenses, Net	8,914,696

Net Investment Loss	(7,286,234)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and In-kind Redemptions
Net realized gain from investments	116,012,368
Net realized gain from in-kind redemptions	41,198,696
Net change in unrealized appreciation/depreciation on investments	120,211,968

Net Gain on Investments and In-kind Redemptions	277,423,032

Net Increase in Net Assets Resulting from Operations	$270,136,798

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$1,424,783	$392,726	$1,439,312	$623,569	$289,476
953	76	196	172	416
—	(1,412)	(2,387)	(10,415)	—

1,425,736	391,390	1,437,121	613,326	289,892

6,595,565	663,563	1,502,174	1,802,118	842,252
1,296,099	196,726	477,050	478,019	212,890
808,982	126,134	181,504	257,751	130,652
124,796	60,225	61,656	45,116	56,241
84,330	26,855	31,037	37,058	51,280
89,655	38,494	46,156	44,927	37,850
78,973	9,327	22,252	21,066	13,339
77,515	10,617	32,186	21,596	7,346
34,489	3,992	9,656	9,200	5,760
11,640	1,763	3,706	4,209	2,549
10,848	3,399	5,754	5,653	3,134

9,212,892	1,141,095	2,373,131	2,726,713	1,363,293

(663,622)	(133,593)	(2,305)	—	(4,581)

8,549,270	1,007,502	2,370,826	2,726,713	1,358,712

(7,123,534)	(616,112)	(933,705)	(2,113,387)	(1,068,820)

41,040,670	15,346,938	29,921,677	44,498,273	26,462,954
2,443,909	—	—	—	—
169,051,504	13,475,012	38,434,903	25,734,231	19,157,521

212,536,083	28,821,950	68,356,580	70,232,504	45,620,475

$205,412,549	$28,205,838	$67,422,875	$68,119,117	$44,551,655

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Small Cap Growth

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment loss	$(7,286,234)	$(5,167,290)
Net realized gain from investments and in-kind redemptions	157,211,064	47,943,826
Net change in unrealized appreciation/depreciation on investments	120,211,968	33,005,680

Net Increase in Net Assets Resulting from Operations	270,136,798	75,782,216

Distributions to Shareholders
Net investment income
Class A	(6,180,068)	—
Class C	(72,164)	—
Class K	(17,652)	—
Class Y	(4,310,468)	—
Net realized gain on investments
Class A	(35,295,329)	—
Class C	(477,868)	—
Class K	(131,082)	—
Class Y	(19,745,294)	—

Total Distributions	(66,229,925)	—

Capital Share Transactions
Proceeds from sales of shares	287,724,268	138,678,842
Reinvestment of distributions	63,778,678	—
Cost of shares redeemed	(249,016,004)	(101,756,396)
In-kind redemptions	(131,313,791)	—
Proceeds from shares issued upon reorganization[1]	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(28,826,849)	36,922,446

Net Increase in Net Assets	175,080,024	112,704,662

Net Assets
Beginning of year	618,251,224	505,546,562

End of year	$793,331,248	$618,251,224

Other Information:
Shares
Sold	4,691,808	3,040,833
Reinvested	1,039,621	—
Redeemed	(4,238,649)	(2,242,762)
In-kind redemptions	(2,321,262)	—
Issued upon reorganization[1]	—	—

Net Increase/(Decrease)	(828,482)	798,071

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013. See Note 8 of the accompanying Notes to Financial Statements.

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12

$(7,123,534)	$(1,329,143)	$(616,112)	$(369,212)	$(933,705)	$(11,824)
43,484,579	3,076,567	15,346,938	6,532,051	29,921,677	9,446,024
169,051,504	24,375,557	13,475,012	1,896,412	38,434,903	4,259,371

205,412,549	26,122,981	28,205,838	8,059,251	67,422,875	13,693,571

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(6,229,982)	—	—	—	—	—
(1,320,265)	—	—	—	—	—
(16,089)	—	—	—	—	—
(6,495,856)	—	—	—	—	—

(14,062,192)	—	—	—	—	—

721,361,109	255,014,308	29,817,066	14,317,978	31,685,064	8,829,505
12,286,226	—	—	—	—	—
(237,845,175)	(80,268,460)	(20,427,435)	(11,452,193)	(49,227,529)	(16,333,584)
(8,570,989)	—	—	—	—	—
—	—	—	—	94,358,747	—

487,231,171	174,745,848	9,389,631	2,865,785	76,816,282	(7,504,079)

678,581,528	200,868,829	37,595,469	10,925,036	144,239,157	6,189,492

311,018,347	110,149,518	66,132,222	55,207,186	101,792,982	95,603,490

$989,599,875	$311,018,347	$103,727,691	$66,132,222	$246,032,139	$101,792,982

16,889,031	7,292,654	1,798,549	1,105,025	1,929,385	670,000
257,222	—	—	—	—	—
(5,511,383)	(2,349,419)	(1,348,438)	(898,823)	(3,166,855)	(1,234,682)
(205,244)	—	—	—	—	—
—	—	—	—	6,425,370	—

11,429,626	4,943,235	450,111	206,202	5,187,900	(564,682)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Technology

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment loss	$(2,113,387)	$(2,351,921)
Net realized gain from investments	44,498,273	5,527,611
Net change in unrealized appreciation/depreciation on investments	25,734,231	13,057,687

Net Increase in Net Assets Resulting from Operations	68,119,117	16,233,377

Distributions to Shareholders
Net investment income
Class A	(228,161)	—
Class Y	(144,627)	—
Net realized gain on investments
Class A	(25,932,975)	(6,762,428)
Class C	(2,907,577)	(901,892)
Class K	(250,373)	(55,960)
Class Y	(6,420,710)	(1,466,415)

Total Distributions	(35,884,423)	(9,186,695)

Capital Share Transactions
Proceeds from sales of shares	73,683,893	60,513,873
Reinvestment of distributions	31,742,555	7,882,044
Cost of shares redeemed	(91,708,312)	(110,687,077)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	13,718,136	(42,291,160)

Net Increase/(Decrease) in Net Assets	45,952,830	(35,244,478)

Net Assets
Beginning of year	168,234,881	203,479,359

End of year	$214,187,711	$168,234,881

Other Information:
Shares
Sold	3,537,170	3,322,530
Reinvested	1,639,773	473,445
Redeemed	(4,594,765)	(6,172,750)

Net Increase/(Decrease)	582,178	(2,376,775)

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Year Ended 12/31/13	For the Year Ended 12/31/12

$(1,068,820)	$(904,143)
26,462,954	10,265,886
19,157,521	4,772,245

44,551,655	14,133,988

—	—
—	—

(11,321,374)	(2,169,697)
(220,457)	(94,712)
(818,391)	(196,295)
(8,018,987)	(1,303,640)

(20,379,209)	(3,764,344)

23,313,823	16,935,368
20,067,386	3,694,963
(31,805,832)	(36,587,958)

11,575,377	(15,957,627)

35,747,823	(5,587,983)

94,878,239	100,466,222

$130,626,062	$94,878,239

1,079,276	983,045
981,468	222,539
(1,536,740)	(2,168,075)

524,004	(962,491)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Year Ended 12/31/13	$46.71	$(0.64)[3]	$23.37	$22.73	$(0.86)	$(4.90)	$(5.76)
Year Ended 12/31/12	40.70	(0.43)[3]	6.44	6.01	—	—	—
Year Ended 12/31/11	41.67	(0.48)[3]	(0.53)	(1.01)	—	—	—
Year Ended 12/31/10	32.63	(0.35)[3]	9.39	9.04	—	—	—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—	—

Class C
Year Ended 12/31/13	$43.78	$(1.09)[3]	$21.79	$20.70	$(0.74)	$(4.90)	$(5.64)
Year Ended 12/31/12	38.38	(0.66)[3]	6.06	5.40	—	—	—
Year Ended 12/31/11	39.97	(1.12)[3]	(0.51)	(1.63)	—	—	—
Year Ended 12/31/10	31.66	(0.73)[3]	9.04	8.31	—	—	—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—	—

Class K
Year Ended 12/31/13	$44.85	$(0.90)[3]	$22.38	$21.48	$(0.66)	$(4.90)	$(5.56)
Year Ended 12/31/12	39.29	(0.64)[3]	6.20	5.56	—	—	—
Year Ended 12/31/11	40.47	(0.71)[3]	(0.51)	(1.22)	—	—	—
Year Ended 12/31/10	31.86	(0.53)[3]	9.14	8.61	—	—	—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—	—

Class Y
Year Ended 12/31/13	$47.65	$(0.52)[3]	$23.90	$23.38	$(1.07)	$(4.90)	$(5.97)
Year Ended 12/31/12	41.38	(0.24)[3]	6.51	6.27	—	—	—
Year Ended 12/31/11	42.24	(0.35)[3]	(0.55)	(0.90)	—	—	—
Year Ended 12/31/10	32.93	(0.22)[3]	9.53	9.31	—	—	—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—	—

See notes to Financial Highlights on pages 86-87.

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$63.68	49.22%		$499,282	1.35%	1.41%	(1.12)%	(1.18)%	115%	[5]
—	46.71	14.77%		523,193	1.35%	1.48%	(0.94)%	(1.07)%	106%
0.04	40.70	(2.33)%	[4]	452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%
—	41.67	27.70%		497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%
0.32	32.63	47.65%	[4]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%

$—	$58.84	47.86%		$6,608	2.27%	2.32%	(1.98)%	(2.03)%	115%	[5]
—	43.78	14.07%		1,881	1.97%	2.10%	(1.56)%	(1.69)%	106%
0.04	38.38	(3.98)%	[4]	1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%
—	39.97	26.25%		937	2.51%	2.63%	(2.14)%	(2.26)%	120%
0.32	31.66	45.63%	[4]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%

$—	$60.77	48.45%		$1,782	1.87%	1.92%	(1.62)%	(1.67)%	115%	[5]
—	44.85	14.15%		1,056	1.88%	2.01%	(1.46)%	(1.59)%	106%
0.04	39.29	(2.92)%	[4]	969	1.94%	2.04%	(1.70)%	(1.80)%	105%
—	40.47	27.02%		931	1.89%	2.01%	(1.54)%	(1.66)%	120%
0.32	31.86	46.42%	[4]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%

$—	$65.06	49.63%		$285,659	1.11%	1.17%	(0.85)%	(0.91)%	115%	[5]
—	47.65	15.15%		92,121	1.01%	1.14%	(0.52)%	(0.65)%	106%
0.04	41.38	(2.04)%	[4]	51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
—	42.24	28.27%		38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%
0.32	32.93	48.13%	[4]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%

See notes to Financial Highlights on pages 86-87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund
Class A
Year Ended 12/31/13	$36.52	$(0.50)[3]	$14.27	$13.77	$—	$(0.72)	$(0.72)
Year Ended 12/31/12	30.79	(0.25)[3]	5.98	5.73	—	—	—
Year Ended 12/31/11	29.24	(0.33)[3]	1.84	1.51	—	—	—
Year Ended 12/31/10	22.23	(0.24)[3]	7.25	7.01	—	—	—
Year Ended 12/31/09	15.08	(0.24)	7.36	7.12	—	—	—

Class C
Year Ended 12/31/13	$34.74	$(0.82)[3]	$13.53	$12.71	$—	$(0.72)	$(0.72)
Year Ended 12/31/12	29.51	(0.47)[3]	5.70	5.23	—	—	—
Year Ended 12/31/11	28.32	(0.58)[3]	1.73	1.15	—	—	—
Year Ended 12/31/10	21.77	(0.43)[3]	6.98	6.55	—	—	—
Year Ended 12/31/09	14.99	(0.16)	6.91	6.75	—	—	—

Class K
Year Ended 12/31/13	$34.43	$(0.71)[3]	$13.38	$12.67	$—	$(0.72)	$(0.72)
Year Ended 12/31/12	29.30	(0.57)[3]	5.70	5.13	—	—	—
Year Ended 12/31/11	28.02	(0.51)[3]	1.75	1.24	—	—	—
Year Ended 12/31/10	21.47	(0.40)[3]	6.95	6.55	—	—	—
Year Ended 12/31/09	14.77	(0.40)	7.07	6.67	—	—	—

Class Y
Year Ended 12/31/13	$36.90	$(0.39)[3]	$14.45	$14.06	$—	$(0.72)	$(0.72)
Year Ended 12/31/12	31.02	(0.13)[3]	6.01	5.88	—	—	—
Year Ended 12/31/11	29.37	(0.22)[3]	1.83	1.61	—	—	—
Year Ended 12/31/10	22.24[8]	(0.14)[3]	7.27	7.13	—	—	—
Period From 5/1/09[6] to 12/31/09[7]	17.14	(0.09)	5.16	5.07	—	—	—

See notes to Financial Highlights on pages 86-87.

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$49.57	37.79%		$438,084	1.35%	1.45%	(1.14)%	(1.24)%	105%	[5]
—	36.52	18.61%		192,954	1.35%	1.55%	(0.72)%	(0.92)%	112%
0.04	30.79	5.30%	[4]	90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%
—	29.24	31.53%		70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%
0.03	22.23	47.41%	[4]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%

$—	$46.73	36.67%		$88,208	2.16%	2.26%	(1.94)%	(2.04)%	105%	[5]
—	34.74	17.72%		21,322	2.15%	2.35%	(1.43)%	(1.63)%	112%
0.04	29.51	4.20%	[4]	2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%
—	28.32	30.09%		223	2.23%	2.54%	(1.80)%	(2.11)%	137%
0.03	21.77	45.23%	[4]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%

$—	$46.38	36.89%		$1,052	1.92%	2.02%	(1.71)%	(1.81)%	105%	[5]
—	34.43	17.51%		302	2.31%	2.51%	(1.75)%	(1.95)%	112%
0.04	29.30	4.57%	[4]	170	1.99%	2.25%	(1.72)%	(1.98)%	104%
—	28.02	30.51%		128	2.11%	2.42%	(1.73)%	(2.04)%	137%
0.03	21.47	45.36%	[4]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%

$—	$50.24	38.19%		$462,256	1.09%	1.19%	(0.87)%	(0.97)%	105%	[5]
—	36.90	18.96%		96,440	1.07%	1.27%	(0.37)%	(0.57)%	112%
0.04	31.02	5.62%	[4]	17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%
—	29.37	32.06%		3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%

0.03	22.24[8]	29.75%	[4]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

See notes to Financial Highlights on pages 86-87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/13	$13.07	$(0.12)[3]	$5.88	$5.76	$—	$—	$—
Year Ended 12/31/12	11.38	(0.08)[3]	1.77	1.69	—	—	—
Year Ended 12/31/11	11.26	(0.09)[3]	0.21	0.12	—	—	—
Year Ended 12/31/10	9.00	(0.06)[3]	2.32	2.26	—	—	—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—	—

Class C
Year Ended 12/31/13	$12.30	$(0.24)[3]	$5.50	$5.26	$—	$—	$—
Year Ended 12/31/12	10.81	(0.18)[3]	1.67	1.49	—	—	—
Year Ended 12/31/11	10.79	(0.19)[3]	0.21	0.02	—	—	—
Year Ended 12/31/10	8.73	(0.16)[3]	2.22	2.06	—	—	—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—	—

Class K
Year Ended 12/31/13	$12.56	$(0.19)[3]	$5.64	$5.45	$—	$—	$—
Year Ended 12/31/12	11.00	(0.15)[3]	1.71	1.56	—	—	—
Year Ended 12/31/11	10.94	(0.15)[3]	0.21	0.06	—	—	—
Year Ended 12/31/10	8.80	(0.11)[3]	2.25	2.14	—	—	—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—	—

Class Y
Year Ended 12/31/13	$13.29	$(0.09)[3]	$5.99	$5.90	$—	$—	$—
Year Ended 12/31/12	11.54	(0.02)[3]	1.77	1.75	—	—	—
Year Ended 12/31/11	11.39	(0.07)[3]	0.22	0.15	—	—	—
Year Ended 12/31/10	9.08	(0.03)[3]	2.34	2.31	—	—	—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—	—

See notes to Financial Highlights on pages 86-87.

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$18.83	44.07%	$78,612	1.28%	1.45%	(0.78)%	(0.95)%	119%
13.07	14.85%	55,023	1.34%	1.51%	(0.60)%	(0.77)%	110%
11.38	1.07%	50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%
9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%

$17.56	42.76%	$4,851	2.14%	2.31%	(1.63)%	(1.80)%	119%
12.30	13.78%	2,071	2.30%	2.47%	(1.52)%	(1.69)%	110%
10.81	0.19%	1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%
8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%

$18.01	43.39%	$1,451	1.77%	1.94%	(1.27)%	(1.44)%	119%
12.56	14.18%	797	1.92%	2.09%	(1.18)%	(1.35)%	110%
11.00	0.55%	804	2.00%	2.00%	(1.31)%	(1.31)%	85%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%
8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%

$19.19	44.39%	$18,814	1.05%	1.23%	(0.55)%	(0.73)%	119%
13.29	15.16%	8,241	1.07%	1.24%	(0.13)%	(0.30)%	110%
11.54	1.32%	2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%
9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%

See notes to Financial Highlights on pages 86-87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Year Ended 12/31/13	$13.46	$(0.07)	$5.94	$5.87	$—	$—	$—
Year Ended 12/31/12	11.77	— [9]	1.69	1.69	—	—	—
Year Ended 12/31/11	11.85	(0.05)	(0.04)	(0.09)	—	—	—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—	—

Class C
Year Ended 12/31/13	$12.70	$0.20	$5.16	$5.36	$—	$—	$—
Year Ended 12/31/12	11.20	(0.02)	1.52	1.50	—	—	—
Year Ended 12/31/11	11.44	(0.15)	(0.10)	(0.25)	—	—	—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—	—

Class K
Year Ended 12/31/13	$13.18	$(0.10)	$5.72	$5.62	$—	$—	$—
Year Ended 12/31/12	11.59	(0.16)	1.75	1.59	—	—	—
Year Ended 12/31/11	11.73	(0.21)	0.06	(0.15)	—	—	—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—	—

Class Y
Year Ended 12/31/13	$13.60	$(0.09)	$6.05	$5.96	$—	$—	$—
Year Ended 12/31/12	11.85	(0.05)	1.80	1.75	—	—	—
Year Ended 12/31/11	11.91	(0.02)	(0.05)	(0.07)	—	—	—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—	—

See notes to Financial Highlights on pages 86-87.

82	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$19.33	43.61%		$208,309	1.26%	1.26%	(0.49)%	(0.49)%	101%
—	13.46	14.36%		95,563	1.37%	1.37%	(0.01)%	(0.01)%	93%
0.01	11.77	(0.68)%	[4]	92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%
—	11.85	13.18%		104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%
0.01	10.47	31.53%	[4]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%

$—	$18.06	42.20%		$10,415	2.15%	2.16%	(1.39)%	(1.40)%	101%
—	12.70	13.39%		756	2.32%	2.32%	(0.92)%	(0.92)%	93%
0.01	11.20	(2.10)%	[4]	529	2.81%	2.81%	(1.81)%	(1.81)%	86%
—	11.44	11.83%		475	2.51%	2.51%	(1.51)%	(1.51)%	109%
0.01	10.23	29.33%	[4]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%

$—	$18.80	42.64%		$1,340	1.74%	1.84%	(1.11)%	(1.21)%	101%
—	13.18	13.72%		674	1.94%	1.94%	(0.63)%	(0.63)%	93%
0.01	11.59	(1.19)%	[4]	741	1.86%	1.86%	(0.91)%	(0.91)%	86%
—	11.73	12.46%		1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%
0.01	10.43	30.70%	[4]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%

$—	$19.56	43.82%		$25,968	0.98%	0.98%	(0.24)%	(0.24)%	101%
—	13.60	14.77%		4,800	1.13%	1.13%	0.49%	0.49%	93%
0.01	11.85	(0.50)%	[4]	1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%
—	11.91	13.54%		1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%
0.01	10.49	31.45%	[4]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%

See notes to Financial Highlights on pages 86-87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	83

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Technology Fund
Class A
Year Ended 12/31/13	$16.95	$(0.23)[3]	$7.76	$7.53	$(0.04)	$(4.06)	$(4.10)
Year Ended 12/31/12	16.54	(0.20)[3]	1.56	1.36	—	(0.95)	(0.95)
Year Ended 12/31/11	19.60	(0.24)[3]	(2.10)	(2.34)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.89	(0.20)[3]	5.58	5.38	—	(0.67)	(0.67)
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—	—

Class C
Year Ended 12/31/13	$15.96	$(0.37)[3]	$7.24	$6.87	$—	$(4.06)	$(4.06)
Year Ended 12/31/12	15.74	(0.33)[3]	1.50	1.17	—	(0.95)	(0.95)
Year Ended 12/31/11	18.83	(0.36)[3]	(2.01)	(2.37)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.45	(0.33)[3]	5.38	5.05	—	(0.67)	(0.67)
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—	—

Class K
Year Ended 12/31/13	$16.24	$(0.32)[3]	$7.40	$7.08	$—	$(4.06)	$(4.06)
Year Ended 12/31/12	15.96	(0.28)[3]	1.51	1.23	—	(0.95)	(0.95)
Year Ended 12/31/11	19.06	(0.35)[3]	(2.03)	(2.38)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.59	(0.31)[3]	5.45	5.14	—	(0.67)	(0.67)
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—	—

Class Y
Year Ended 12/31/13	$17.32	$(0.18)[3]	$7.94	$7.76	$(0.09)	$(4.06)	$(4.15)
Year Ended 12/31/12	16.82	(0.15)[3]	1.60	1.45	—	(0.95)	(0.95)
Year Ended 12/31/11	19.86	(0.18)[3]	(2.14)	(2.32)	—	(0.72)	(0.72)
Year Ended 12/31/10	15.04	(0.14)[3]	5.63	5.49	—	(0.67)	(0.67)
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—	—

See notes to Financial Highlights on pages 86-87.

84	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$20.38	45.59%	$156,011	1.49%	1.49%	(1.15)%	(1.15)%	141%
16.95	8.30%	123,343	1.59%	1.59%	(1.11)%	(1.11)%	84%
16.54	(11.91)%	156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%
19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%
14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%

$18.77	44.30%	$16,402	2.34%	2.34%	(2.00)%	(2.00)%	141%
15.96	7.51%	15,660	2.36%	2.36%	(1.88)%	(1.88)%	84%
15.74	(12.56)%	15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%
18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%
14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%

$19.26	44.82%	$1,438	2.02%	2.02%	(1.68)%	(1.68)%	141%
16.24	7.79%	1,077	2.08%	2.08%	(1.60)%	(1.60)%	84%
15.96	(12.46)%	998	2.16%	2.16%	(1.84)%	(1.84)%	121%
19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%
14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%

$20.93	46.00%	$40,337	1.22%	1.22%	(0.88)%	(0.88)%	141%
17.32	8.70%	28,154	1.27%	1.27%	(0.79)%	(0.79)%	84%
16.82	(11.66)%	29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%
19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%
15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%

See notes to Financial Highlights on pages 86-87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	85

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Equity Fund
Class A
Year Ended 12/31/13	$17.12	$(0.22)[3]	$8.51	$8.29	$—	$(3.95)	$(3.95)
Year Ended 12/31/12	15.54	(0.16)[3]	2.44	2.28	—	(0.70)	(0.70)
Year Ended 12/31/11	15.92	(0.17)[3]	(0.23)	(0.40)	—	—	—
Year Ended 12/31/10	12.44	(0.12)[3]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—

Class C
Year Ended 12/31/13	$13.43	$(0.30)[3]	$6.61	$6.31	$—	$(3.95)	$(3.95)
Year Ended 12/31/12	12.43	(0.25)[3]	1.95	1.70	—	(0.70)	(0.70)
Year Ended 12/31/11	12.86	(0.26)[3]	(0.19)	(0.45)	—	—	—
Year Ended 12/31/10	10.14	(0.20)[3]	2.92	2.72	—	—	—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—

Class K
Year Ended 12/31/13	$16.12	$(0.27)[3]	$7.98	$7.71	$—	$(3.95)	$(3.95)
Year Ended 12/31/12	14.70	(0.20)[3]	2.32	2.12	—	(0.70)	(0.70)
Year Ended 12/31/11	15.12	(0.21)[3]	(0.23)	(0.44)	—	—	—
Year Ended 12/31/10	11.85	(0.16)[3]	3.43	3.27	—	—	—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—

Class Y
Year Ended 12/31/13	$17.17	$(0.16)[3]	$8.54	$8.38	$—	$(3.95)	$(3.95)
Year Ended 12/31/12	15.54	(0.12)[3]	2.45	2.33	—	(0.70)	(0.70)
Year Ended 12/31/11	15.88	(0.11)[3]	(0.25)	(0.36)	—	—	—
Year Ended 12/31/10	12.40	(0.12)[3]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund for 2011 (2.44)%, (4.07)%, (3.02)%, and (2.18)%; for 2009 46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund for 2011 5.21%, 4.14%, 4.49% and 5.55%; for 2009 47.15%, 45.23%,

86	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$21.46	49.48%		$72,843	1.29%	1.29%	(1.03)%	(1.03)%	107%
—	17.12	14.78%		54,669	1.35%	1.35%	(0.93)%	(0.93)%	98%
0.02	15.54	(2.39)%	[4]	55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%
—	15.92	27.97%		95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%
—	12.44	36.70%		81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%

$—	$15.79	48.32%		$1,091	2.08%	2.08%	(1.85)%	(1.85)%	107%
—	13.43	13.81%		1,904	2.22%	2.24%	(1.78)%	(1.80)%	98%
0.02	12.43	(3.34)%	[4]	1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%
—	12.86	26.82%		1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%
—	10.14	35.38%		1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%

$—	$19.88	48.95%		$4,898	1.60%	1.69%	(1.35)%	(1.44)%	107%
—	16.12	14.53%		4,714	1.60%	1.77%	(1.23)%	(1.40)%	98%
0.02	14.70	(2.78)%	[4]	9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%
—	15.12	27.59%		11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%
—	11.85	36.36%		9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%

$—	$21.60	49.84%		$51,794	1.00%	1.00%	(0.74)%	(0.74)%	107%
—	17.17	15.10%		33,591	1.08%	1.08%	(0.67)%	(0.67)%	98%
0.02	15.54	(2.14)%	[4]	32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%
—	15.88	28.06%		504	1.29%	1.29%	(0.91)%	(0.91)%	121%
—	12.40	36.87%		460	1.24%	1.24%	(0.84)%	(0.84)%	177%
45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund for 2011 (0.78)%, (2.18)%, (1.27)% and (0.57)%; for 2009 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)% and (2.26)% for Class A, Class C, Class K and Class Y, respectively.

[5]	Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[6]	Inception date.

[7]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[8]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[9]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	87

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2013

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

88	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

www.rsinvestments.com	89

NOTES TO FINANCIAL STATEMENTS

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of

90	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Operations. For the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments

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NOTES TO FINANCIAL STATEMENTS

receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A	1.28%
RS Growth Fund, Class A	1.49%	*
*	In effect from January 1, 2013 through April 30, 2013.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Growth Fund*	1.25%	2.13%	1.72%	0.99%
RS Small Cap Equity Fund	1.35%	2.22%	1.60%	N/A
*	The voluntary expense limitation in effect as of March 25, 2013 was 1.25% for Class A shares, 2.13% for Class C shares, 1.72% for Class K shares, and 0.99% for Class Y shares.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

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b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$1,274,729
	Class C	1.00%	29,726
	Class K	0.65%	8,906
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	793,877
	Class C	1.00%	498,083
	Class K	0.65%	4,139
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	158,964
	Class C	1.00%	29,936
	Class K	0.65%	7,826
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	410,513
	Class C	1.00%	57,456
	Class K	0.65%	9,081
	Class Y	0.00%	—
RS Technology Fund	Class A	0.25%	$328,604
	Class C	1.00%	141,510
	Class K	0.65%	7,905
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	158,998
	Class C	1.00%	19,222
	Class K	0.65%	34,670
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate

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NOTES TO FINANCIAL STATEMENTS

amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2013, PAS informed the Trust it received $2,039,756 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$19,075
RS Select Growth Fund	137,259
RS Mid Cap Growth Fund	7,906
RS Growth Fund	13,299
RS Technology Fund	13,467
RS Small Cap Equity Fund	2,232

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$1,927
RS Select Growth Fund	66,743
RS Mid Cap Growth Fund	1,094
RS Growth Fund	291
RS Technology Fund	21,522
RS Small Cap Equity Fund	118

During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Funds. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2013	2012	2013	2012
RS Small Cap Growth Fund	$11,095,755	$—	$55,134,170	$—
RS Select Growth Fund	1,436,346	—	12,625,847	—
RS Technology Fund	14,455,969	1,875,894	21,428,454	7,310,801
RS Small Cap Equity Fund	4,007,968	—	16,371,241	3,764,344

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain/Loss
RS Small Cap Growth Fund	$40,444,022	$17,866,586	$(58,310,608)
RS Select Growth Fund	3,384,004	7,123,534	(10,507,538)
RS Mid Cap Growth Fund	(618,158)	616,112	2,046
RS Growth Fund	(916,201)	933,705	(17,504)
RS Technology Fund	—	2,486,175	(2,486,175)
RS Small Cap Equity Fund	—	1,068,820	(1,068,820)

The tax basis of distributable earnings as of December 31, 2013 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Small Cap Growth Fund	$—	$9,492,420
RS Select Growth Fund	9,089,513	3,717,465
RS Technology Fund	3,650,233	1,377,337
RS Small Cap Equity Fund	1,425,870	3,208,831

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NOTES TO FINANCIAL STATEMENTS

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$27,424,861
RS Select Growth Fund	7,308,308
RS Mid Cap Growth Fund	15,074,908
RS Growth Fund	28,928,877

See the chart below for capital loss carryovers available to the Funds at December 31, 2013.

	Expiring
Fund	2016	2017	No Expiration*	Total
RS Mid Cap Growth Fund	$20,571,595	$46,802,596	$—	$67,374,191
RS Growth Fund	—	807,953	—	807,953
*	For tax years beginning in 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Funds had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$566,600,148	$222,318,409	$230,192,649	$(7,874,240)
RS Select Growth Fund	780,838,082	202,317,577	205,044,038	(2,726,461)
RS Mid Cap Growth Fund	77,150,100	25,954,536	26,040,195	(85,659)
RS Growth Fund	167,950,831	77,804,362	77,867,156	(62,794)
RS Technology Fund	153,217,065	60,940,687	62,520,106	(1,579,419)
RS Small Cap Equity Fund	96,875,505	33,292,970	34,566,482	(1,273,512)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,240,617	$74,951,264	1,673,088	$75,164,801
Shares reinvested	656,416	39,988,855	—	—
Shares redeemed	(5,258,181)[1]	(300,232,523)[1]	(1,578,421)	(71,491,828)

Net increase/(decrease)	(3,361,148)	$(185,292,404)	94,667	$3,672,973

Class C
Shares sold	76,525	$4,571,103	23,757	$1,018,677
Shares reinvested	7,868	443,015	—	—
Shares redeemed	(15,063)	(811,952)	(15,373)	(646,123)

Net increase	69,330	$4,202,166	8,384	$372,554

Class K
Shares sold	15,175	$859,633	9,705	$428,855
Shares reinvested	2,558	148,734	—	—
Shares redeemed	(11,951)	(661,666)	(10,811)	(472,069)

Net increase/(decrease)	5,782	$346,701	(1,106)	$(43,214)

Class Y
Shares sold	3,359,491	$207,342,268	1,334,283	$62,066,509
Shares reinvested	372,779	23,198,074	—	—
Shares redeemed	(1,274,716)	(78,623,654)	(638,157)	(29,146,376)

Net increase	2,457,554	$151,916,688	696,126	$32,920,133

[1]	Includes in-kind redemptions of 2,321,262 shares amounting to $131,313,791 (See Note 7).

RS Select Growth Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,671,590	$280,587,668	3,833,521	$133,514,955
Shares reinvested	124,340	5,937,213	—	—
Shares redeemed	(3,242,183)[1]	(135,511,199)[1]	(1,479,936)	(50,686,209)

Net increase	3,553,747	$151,013,682	2,353,585	$82,828,746

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NOTES TO FINANCIAL STATEMENTS

RS Select Growth Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class C
Shares sold	1,403,845	$58,476,338	591,843	$19,681,870
Shares reinvested	23,433	1,055,205	—	—
Shares redeemed	(153,693)	(6,442,304)	(54,347)	(1,799,028)

Net increase	1,273,585	$53,089,239	537,496	$17,882,842

Class K
Shares sold	18,485	$756,075	5,473	$179,312
Shares reinvested	360	16,089	—	—
Shares redeemed	(4,936)	(197,634)	(2,495)	(81,192)

Net increase	13,909	$574,530	2,978	$98,120

Class Y
Shares sold	8,795,111	$381,541,028	2,861,817	$101,638,171
Shares reinvested	109,089	5,277,719	—	—
Shares redeemed	(2,315,815)	(104,265,027)	(812,641)	(27,702,031)

Net increase	6,588,385	$282,553,720	2,049,176	$73,936,140

[1]	Includes in-kind redemptions of 205,244 shares amounting to $8,570,989 (See Note 7).

RS Mid Cap Growth Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	790,074	$13,019,353	497,024	$6,460,175
Shares redeemed	(825,352)	(12,625,072)	(728,062)	(9,313,191)

Net decrease	(35,278)	$394,281	(231,038)	$(2,853,016)

Class C
Shares sold	161,986	$2,532,024	124,501	$1,540,699
Shares redeemed	(54,226)	(802,900)	(65,085)	(785,412)

Net increase	107,760	$1,729,124	59,416	$755,287

Class K
Shares sold	47,426	$709,576	26,393	$329,527
Shares redeemed	(30,313)	(478,535)	(35,963)	(442,556)

Net increase/(decrease)	17,113	$231,041	(9,570)	$(113,029)

Class Y
Shares sold	799,063	$13,556,113	457,107	$5,987,577
Shares redeemed	(438,547)	(6,520,928)	(69,713)	(911,034)

Net increase	360,516	$7,035,185	387,394	$5,076,543

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RS Growth Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	933,678	$15,089,943	386,756	$4,990,880
Shares redeemed	(1,436,999)	(23,064,839)	(1,176,714)	(15,578,149)
Shares issued upon reorganization[1]	4,179,658	61,615,671	—	—

Net increase/(decrease)	3,676,337	$53,640,775	(789,958)	$(10,587,269)

Class C
Shares sold	369,994	$5,895,040	31,819	$402,147
Shares redeemed	(392,354)	(5,802,589)	(19,514)	(239,288)
Shares issued upon reorganization[1]	539,447	7,480,622	—	—

Net increase	517,087	$7,573,073	12,305	$162,859

Class K
Shares sold	42,239	$672,560	13,108	$170,118
Shares redeemed	(315,505)	(4,645,420)	(25,957)	(346,055)
Shares issued upon reorganization[1]	293,470	4,231,873	—	—

Net increase/(decrease)	20,204	$259,013	(12,849)	$(175,937)

Class Y
Shares sold	583,474	$10,027,521	238,317	$3,266,360
Shares redeemed	(1,021,997)	(15,714,681)	(12,497)	(170,092)
Shares issued upon reorganization[1]	1,412,795	21,030,581	—	—

Net increase	974,272	$15,343,421	225,820	$3,096,268

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013 (See Note 8).

RS Technology Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,101,189	$44,422,488	1,964,337	$35,983,100
Shares reinvested	1,290,818	25,054,842	380,130	6,344,368
Shares redeemed	(3,012,617)	(60,361,820)	(4,550,495)	(81,428,539)

Net increase/(decrease)	379,390	$9,115,510	(2,206,028)	$(39,101,071)

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Transactions in Capital Shares (continued)

RS Technology Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class C
Shares sold	164,943	$3,178,342	350,115	$6,138,099
Shares reinvested	119,708	2,140,368	37,321	586,684
Shares redeemed	(392,355)	(6,839,099)	(421,296)	(7,265,359)

Net decrease	(107,704)	$(1,520,389)	(33,860)	$(540,576)

Class K
Shares sold	21,902	$425,193	27,255	$478,277
Shares reinvested	13,644	250,373	3,500	55,960
Shares redeemed	(27,175)	(524,254)	(26,970)	(475,007)

Net increase	8,371	$151,312	3,785	$59,230

Class Y
Shares sold	1,249,136	$25,657,870	980,823	$17,914,397
Shares reinvested	215,603	4,296,972	52,494	895,032
Shares redeemed	(1,162,618)	(23,983,139)	(1,173,989)	(21,518,172)

Net increase/(decrease)	302,121	$5,971,703	(140,672)	$(2,708,743)

RS Small Cap Equity Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	298,310	$6,361,004	178,878	$3,109,659
Shares from conversion of Class B shares*	—	—	82,217	1,457,242
Shares reinvested	547,722	11,244,801	127,518	2,137,207
Shares redeemed	(644,100)	(13,320,305)	(746,582)	(12,837,972)

Net increase/(decrease)	201,932	$4,285,500	(357,969)	$(6,133,864)

Class B
Shares sold	—	$—	—	$—
Shares converted to Class A shares*	—	—	(102,253)	(1,457,242)
Shares redeemed	—	—	(6,093)	(83,753)

Net decrease	—	$—	(108,346)	$(1,540,995)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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RS Small Cap Equity Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class C
Shares sold	20,058	$383,758	18,909	$267,932
Shares reinvested	13,617	205,757	7,098	93,337
Shares redeemed	(106,337)	(1,981,460)	(6,751)	(93,248)

Net increase/(decrease)	(72,662)	$(1,391,945)	19,256	$268,021

Class K
Shares sold	40,710	$792,929	41,639	$678,480
Shares reinvested	43,028	818,391	12,440	196,295
Shares redeemed	(129,834)	(2,755,036)	(422,429)	(6,660,605)

Net decrease	(46,096)	$(1,143,716)	(368,350)	$(5,785,830)

Class Y
Shares sold	720,198	$15,776,132	661,402	$11,422,055
Shares reinvested	377,101	7,798,437	75,483	1,268,124
Shares redeemed	(656,469)	(13,749,031)	(883,967)	(15,455,138)

Net increase/(decrease)	440,830	$9,825,538	(147,082)	$(2,764,959)

b. Shareholder Concentration As of December 31, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	3	40.67%
RS Select Growth Fund	7	68.11%
RS Mid Cap Growth Fund	5	46.23%
RS Growth Fund	2	26.02%
RS Technology Fund	5	44.53%
RS Small Cap Equity Fund	3	60.56%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2013, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$793,038,430	$771,194,173	*
RS Select Growth Fund	1,121,338,513	669,932,095	*
RS Mid Cap Growth Fund	95,867,764	90,928,899

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Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Growth Fund	$185,245,026	$202,898,249
RS Technology Fund	245,313,059	274,534,623
RS Small Cap Equity Fund	117,173,647	126,464,225
*	Excludes in-kind redemptions (See Note 7).

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

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For the year ended December 31, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Small Cap Growth Fund	$—	1,082,061	7	1.35%
RS Mid Cap Growth Fund	—	341,170	7	1.41%
RS Growth Fund	—	2,819,833	4	1.41%
RS Technology Fund	—	633,265	7	1.43%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

Note 7 In-Kind Redemptions

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, RS Small Cap Growth Fund and RS Select Growth Fund realized $41,198,696 and $2,443,909, respectively, of net gains attributable to in-kind redemptions.

Note 8 Fund Reorganization

As of the opening of business on March 25, 2013, RS Growth Fund acquired all of the assets and assumed all of the liabilities of RS Capital Appreciation Fund, another series of the Trust, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees on December 12, 2012. The transaction combined two funds, each managed by RS Investments, both having the same portfolio management team and similar investment styles. The reorganization was accomplished by a tax-free exchange of 2,992,715 Class A shares, 368,897 Class C shares, 206,922 Class K shares and 1,020,689 Class Y shares of RS Capital Appreciation Fund for 4,179,658 Class A shares, 539,447 Class C shares, 293,470 Class K shares and 1,412,795 Class Y shares of RS Growth Fund, respectively, on March 25, 2013. RS Capital Appreciation Fund’s net assets on March 25, 2013, $94,358,747, including $17,249,172 of net unrealized appreciation, were combined with those of RS Growth Fund. The aggregate net assets of RS Growth Fund immediately before the reorganization were $110,142,937. The combined net assets of RS Growth Fund immediately following the reorganization were $204,501,684. For financial reporting purposes, assets received and shares issued by RS Growth Fund were recorded at value; however, the cost basis of the investments received from RS Capital Appreciation Fund was carried forward.

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NOTES TO FINANCIAL STATEMENTS

Assuming the reorganization had been completed on January 1, 2013, RS Growth Fund’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment loss	$(1,072,666)
Net gain on investments	77,851,197
Net increase in net assets resulting from operations	$76,778,531

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of RS Capital Appreciation Fund that have been included in RS Growth Fund’s statement of operations since March 25, 2013.

Note 9 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 10 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Fund

RS Select Growth Fund

RS Mid Cap Growth Fund

RS Growth Fund

RS Technology Fund

RS Small Cap Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (six of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the last two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial highlights”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those statements require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe in our audits, which included confirmation of securities at December 31,2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2013 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Small Cap Growth Fund	14.38%
RS Select Growth Fund	13.19%
RS Technology Fund	3.42%
RS Small Cap Equity Fund	5.26%

Dividend Received Deduction:

RS Small Cap Growth Fund	14.50%
RS Select Growth Fund	13.29%
RS Technology Fund	2.69%
RS Small Cap Equity Fund	5.29%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2013:

RS Small Cap Growth Fund	$55,134,170
RS Select Growth Fund	12,625,847
RS Technology Fund	21,428,454
RS Small Cap Equity Fund	16,371,241

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to

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SUPPLEMENTAL INFORMATION (UNAUDITED)

continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees

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at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to

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relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

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The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back- office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007–present); Clipper Fund, Inc. (April 2006–present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees (continued)
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012–present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	32	Arch Capital Group Ltd. (2013–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti- Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009–July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012–July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007–December 2009).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015097 (12/13)

RS VALUE FUNDS

Class A, C, K, and Y Shares

RS PARTNERS FUND

RS VALUE FUND

RS LARGE CAP ALPHA FUND

RS INVESTORS FUND

RS GLOBAL NATURAL RESOURCES FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams—each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Fixed Income
RS Partners Fund*	RS Small Cap Equity Fund*	RS Investment Quality Bond Fund
RS Value Fund		RS Low Duration Bond Fund
RS Large Cap Alpha Fund	International	RS High Yield Fund
RS Investors Fund	RS International Fund	RS Tax-Exempt Fund
	RS Emerging Markets Fund	RS High Income Municipal Bond Fund
Growth	RS Global Fund	RS Floating Rate Fund
RS Small Cap Growth Fund	RS China Fund	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund	Natural Resources
RS Growth Fund	RS Global Natural Resources Fund*

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

After more than 30 years in this business, I know two things are certain: 1) performance is critical and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

At RS Investments we’re proud of the performance track record we delivered in 2013—9 of our 15 equity funds were in the top 25% of their Morningstar categories for the year—but more importantly, we’re dedicated to understanding the performance we deliver inside and out. We’ve recently established an Investment Strategy Group (ISG) to study our portfolios to understand how we generate returns, and to help us gain efficiencies. We believe that scientifically measuring our portfolios should help us gain insight on optimizing that process. The idea is to sharpen and strengthen the fundamental inputs of our investment process in an effort to maximize performance.

The members of ISG have worked alongside our investment analysts to develop and refine our top-tier analytical tools. Together, we hope their impassioned collaboration will lead to a meaningful impact in long-term performance.

The ISG will also concentrate on new product development, so that we keep our finger on the pulse of investment trends, industry research, and insights to seize the right opportunities and to roll out strategies we think are a good strategic fit with RS Investments’ capabilities. Simply put, the ISG will aim to harness the intellectual rigor that already exists in the firm, and apply that directly toward product development ideas.

In the pages that follow, you’ll find an update on the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insights and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

Rankings based on 1-year total return as of 12/31/13 for Class A Shares of RS Funds. Rankings do not reflect sales load. Past performance is no guarantee of future results. RS Partners Fund was ranked 113th out of 681 in Small Blend Category. RS Value Fund was ranked 86th out of 399 in Mid-Cap Blend Category. RS Large Cap Alpha Fund was ranked 106th out of 1,559 in Large Blend Category. RS Investors Fund was ranked 9th out of 399 in Mid-Cap Blend Category. RS Small Cap Growth Fund was ranked 66th out of 714 in Small Growth Category. RS Mid Cap Growth Fund was ranked 22nd out of 703 in Mid-Cap Growth Category. RS Growth Fund was ranked 72nd out of 1,712 in Large Growth Category. RS Technology Fund was ranked 28th out of 199 in Technology Category. RS Small Cap Equity Fund was ranked 61st out of 714 in Small Growth Category.

Morningstar Data: ©Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•

Small-cap value stocks, as measured by the Russell 2000® Value Index[1] (the “Index”), delivered strong positive performance in 2013, supported by an improving economic outlook and healthy corporate earnings.

•

RS Partners Fund (the “Fund”) outperformed the benchmark Russell 2000® Value Index in 2013. The Fund’s performance relative to the Index was assisted by stock selection in the financial services, technology and producer durables sectors. Stock selection in the consumer discretionary sector had a negative impact on relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the intrinsic value of an enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,2 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and positive economic activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the Federal Reserve (“the Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, albeit at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indexes ended the year with strong returns.

Performance Update

RS Partners Fund (Class A Shares) returned 42.15% for the 12 months ended December 31, 2013, outperforming the Index, which returned 34.52%.

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RS PARTNERS FUND

Portfolio Review

Stock selection in the financial services sector was a significant positive contributor to the Fund’s performance relative to the Index. This was due in part to an investment in Euronet Worldwide, Inc., a company that provides money transfers and manages a network of ATM and point-of-sale payment terminals.

In the technology sector, the Fund benefited from its investment in Acxiom Corporation, a supplier of technology that enables marketers to personalize consumer experiences and manage target audiences. The company continued to gain new contracts, even as it restructured its business to focus on its higher returning marketing data and technology services businesses. Both Euronet Worldwide and Acxiom delivered strong share price performance for the Fund in 2013.

Another positive contributor to the Fund’s relative performance, Huntington Ingalls Industries Inc. manufactures submarines and aircraft carriers and other vessels for the U.S. military. The company produces essential ships to the U.S. Navy and Coast Guard, that require long-lead times for construction. For this reason, the company has been relatively unaffected by government spending cuts. The company also had strong share price performance in 2013, aided by its improving profit margins.

The Fund’s performance relative to the Index was hindered by several raw materials investments that struggled in a challenging environment for commodities markets. These included precious metals mining company New Gold Inc. and Compass Minerals International Inc., a low-cost producer of deicing salt and sulfate of potash, a key ingredient in crop fertilizers. Despite uncertainty over near-term pricing trends in a number of raw materials markets, we remain confident that the longer-term outlook for commodities is positive, driven primarily by limited spare capacity and rising marginal costs of supply.

Another detractor from the Fund’s relative performance, Calpine Corporation, owns a number of electrical power production and wholesale businesses in the United States. Like many utilities, the company’s stock was pressured by investor concerns over rising interest rates. Nonetheless, we remain constructive on Calpine’s long-term potential as a low-cost energy producer.

Outlook

We remain cautiously optimistic on the outlook for U.S. economic growth and equity market performance in 2014, recognizing that austerity measures in Europe, slowing growth in China, and continued U.S. government budget constraints at both the federal and state levels could act as headwinds for growth. As a result, we expect U.S. GDP growth to remain relatively moderate, mitigating upward pressure on inflation and interest rates. In this environment, we remain committed to our value investment approach as we seek advantaged companies where appropriate valuations, in our view,

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RS PARTNERS FUND

have yet to be fully realized by the broader market. Through our disciplined process, we believe we have the potential to deliver solid risk-adjusted returns regardless of the underlying macroeconomic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $2,310,673,147

Top Ten Holdings[3]

Holding	% of Total Net Assets
AOL, Inc.	3.59%
Acxiom Corp.	3.54%
Integrated Device Technology, Inc.	3.43%
Huntington Ingalls Industries, Inc.	3.16%
Torchmark Corp.	2.86%
First Horizon National Corp.	2.81%
First American Financial Corp.	2.72%
StanCorp Financial Group, Inc.	2.62%
Euronet Worldwide, Inc.	2.57%
Questar Corp.	2.57%
Total	29.87%

Sector Allocation[4]

1

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	42.15%	16.18%	23.59%	10.82%	12.96%
with maximum sales charge	35.41%	14.31%	22.39%	10.28%	12.67%
Class K Shares (10/13/06)	41.68%	15.69%	23.09%	—	7.91%
Class Y Shares (5/1/07)	42.68%	16.54%	24.00%	—	7.40%
Russell 2000® Value Index[1]	34.52%	14.49%	17.64%	8.61%	10.76%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $17,326 (Class K) and $16.103 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

U.S. mid-cap value equity stocks, as measured by the Russell Midcap® Value Index,[1] delivered strong positive performance in 2013 against a backdrop of improving U.S. economic growth and healthy corporate earnings.

•

RS Value Fund (the “Fund”) outperformed the benchmark Russell Midcap® Value Index (the “Index”) for the 12-month period ended December 31, 2013. Stock selection in financial services, health care, consumer staples, consumer discretionary, and technology assisted Fund performance relative to the Index. Stock selection in producer durables, utilities, energy, and materials and processing detracted from relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital. This selection is based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the intrinsic value of an enterprise).

Market Overview

The U.S equity market, as measured by the S&P 500® Index,2 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and positive economic activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the Federal Reserve (“the Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, albeit at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indexes ended the year with strong returns.

Performance Update

RS Value Fund (Class A Shares) returned 37.68% for the 12 months ended December 31, 2013, outperforming the benchmark Index, which returned 33.46%.

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RS VALUE FUND

Portfolio Review

The Fund’s performance relative to the Index was aided by an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott has generated high returns on investment, with modest capital requirements, by acquiring mature products in specialized therapeutic areas, and then extending the life cycles of these products through targeted research and development. Our investment paid off in 2013 after Warner Chilcott was acquired by Activis Inc. for a healthy premium and Warner Chilcott was one of the Fund’s strongest positive contributors for the year.

Another positive contributor to the Fund’s relative performance, Hanesbrands Inc. designs, manufactures, and sells a wide range of branded, apparel basics such as T-shirts and socks. In our view, healthy cash flows, improving return on invested capital and deleveraging opportunities should drive future value creation for the company.

Activision Blizzard Inc. is a publisher of interactive online and computer-based gaming software. We invested in the stock as a turnaround story in 2010 because we felt that its software sales would improve along with a new gaming hardware upgrade cycle in 2013. This thesis paid off, and shares of Activision Blizzard performed very well in 2013, aided by strong sales trends for its top-selling Call of Duty franchise. While we opted to sell the stock as it reached our valuation target, Activision Blizzard was a very strong positive contributor to relative performance in 2013.

In a challenging year for commodities, the Fund’s relative performance was hindered by an investment in The Mosaic Company, a low cost producer of potash and phosphate used in crop fertilizer. While the stock has been pressured by concerns over a negative pricing cycle in the potash market, we continue to believe that longer term fundamentals—notably the marginal cost of supply—remain favorable for our investment in Mosaic. As a result, we took advantage of pullbacks in the stock’s price to increase our position in Mosaic during the year.

Another detractor from the Fund’s relative performance, Iron Mountain Incorporated, is one of the largest global providers of storage services for paper, microfilm, and other media. The company’s efforts to transition into a real estate investment trust (“REIT”), an investment structure with certain tax-advantages, hit a roadblock early in the year when the Internal Revenue Service (“IRS”) considered tightening the qualifications for companies making such a conversion. Despite the resulting downward pressure on the company’s share price, we believed the underlying fundamentals for Iron Mountain’s business remained sound and held on to our position. In November, the company learned that the IRS is planning to reevaluate their eligibility for REIT status, and the stock recovered some ground.

Shares of independent power utility company Calpine Corporation also detracted from the Fund’s relative performance in 2013. Nonetheless, we remain constructive on

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RS VALUE FUND

Calpine’s long-term potential as a low-cost energy producer and have maintained our investment.

Outlook

We remain cautiously optimistic on the outlook for U.S. economic growth and equity market performance in 2014, recognizing that austerity measures in Europe, slowing growth in China, and continued U.S government budget constraints at both the federal and state levels could act as headwinds for growth. As a result, we expect U.S. GDP growth to remain relatively moderate, mitigating upward pressure on inflation and interest rates. In this environment, we remain committed to our value investment approach as we seek advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market. Through our disciplined process, we believe we have the potential to deliver solid risk-adjusted returns regardless of the underlying macroeconomic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,320,428,001

Top Ten Holdings[3]

Holding	% of Total Net Assets
Liberty Interactive Corp., Class A	4.44%
Actavis PLC	3.85%
The Interpublic Group of Companies, Inc.	3.63%
Clean Harbors, Inc.	3.42%
Iron Mountain, Inc.	3.31%
Symantec Corp.	3.28%
Intuitive Surgical, Inc.	3.03%
Global Payments, Inc.	2.98%
Calpine Corp.	2.88%
TRW Automotive Holdings Corp.	2.74%
Total	33.56%

Sector Allocation[4]

1

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	37.68%	11.70%	19.27%	9.38%	7.74%
with maximum sales charge	31.16%	9.90%	18.11%	8.85%	7.48%
Class C Shares (5/1/07)
without sales charge	36.69%	10.86%	18.41%	—	3.59%
with sales charge	35.69%	10.86%	18.41%	—	3.59%
Class K Shares (12/4/06)	37.16%	11.26%	18.83%	—	5.08%
Class Y Shares (5/1/07)	38.05%	11.99%	19.65%	—	4.68%
Russell Midcap® Value Index[1]	33.46%	15.97%	21.16%	10.25%	11.55%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $12,652 (Class C), $14,200 (Class K), and $13,565 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•

Large-cap value stocks, as measured by the Russell 1000® Value Index[1] (the “Index”), delivered strong positive performance in 2013, against a backdrop of improving U.S. economic growth and healthy corporate profits.

•

RS Large Cap Alpha Fund (the “Fund”) outperformed both the Russell 1000® Value Index and the S&P 500® Index[2] for the 12 months ended December 31, 2013. Performance relative to the Index was aided by stock selection across most sectors, especially financial services. Both stock selection and an overweight in the materials sector detracted from performance relative to the Index.

•

The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and reward (the intrinsic value of an enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and positive economic activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the Federal Reserve (“the Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, albeit at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indexes ended the year with strong returns.

Performance Update

RS Large Cap Alpha Fund (Class A Shares) returned 38.17% for the 12 months ended December 31, 2013, outperforming both the benchmark Index, which returned 32.53%, and the S&P 500® Index, which returned 32.39%.

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RS LARGE CAP ALPHA FUND

Portfolio Review

The Fund’s performance relative to the Index was assisted by stock selection in the financial services sector, and in particular from an investment in Prudential Financial Inc., one of the largest life insurers in the United States. Prudential’s recent share price performance has benefited from rising demand for retirement planning services, its own leadership role in the life insurance and retirement planning sectors, and higher interest rates, which we believe should help boost returns on the company’s bond investments.

Global pharmaceuticals company Warner Chilcott PLC has generated high returns on investment, with modest capital requirements, by acquiring mature products in specialized therapeutic areas, and then extending the life cycles of these products through targeted research and development. Our investment in Warner Chilcott paid off in 2013 after the company was acquired by Activis Inc. for a healthy premium such that Warner Chilcott was one of the Fund’s strongest positive contributors for the year.

We invested in online and computer gaming software publisher Activision Blizzard Inc. as a turnaround story in 2010 because we felt that its sales would improve along with a new hardware upgrade cycle in 2013. This thesis paid off, and shares of Activision Blizzard performed very well in 2013, aided by strong sales trends for the company’s top-selling Call of Duty franchise. While we opted to sell the stock as it reached our valuation target, Activision Blizzard was a very strong positive contributor to relative performance in 2013.

On a negative note, global economic uncertainty created a challenging environment for several of the Fund’s commodities-related investments. These included U.S. oil and natural gas exploration company Southwestern Energy Company, precious metals mining company Goldcorp Inc., and The Mosaic Company, one of the world’s largest producers of potash used in fertilizers. We continue to invest in companies, such as The Mosaic Company, that we believe are low-cost producers with advantaged assets. Despite the recent difficult environment for commodities-related stocks, we continue to believe that the longer-term outlook for commodities is positive, driven primarily by limited spare capacity and rising marginal costs of supply.

Outlook

We remain cautiously optimistic on the outlook for U.S. economic growth and equity market performance in 2014, recognizing that austerity measures in Europe, slowing growth in China, and continued U.S. government budget constraints at both the federal and state levels could act as headwinds for growth. As a result, we expect U.S. GDP growth to remain relatively moderate, mitigating upward pressure on inflation and interest rates. In this environment, we remain committed to our value investment approach as we seek advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market. Through our disciplined process, we

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RS LARGE CAP ALPHA FUND

believe we have the potential to deliver solid risk-adjusted returns regardless of the underlying macroeconomic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $845,659,492

Top Ten Holdings[3]

Holding	% of Total Net Assets
Actavis PLC	4.51%
Liberty Interactive Corp., Class A	4.12%
Microsoft Corp.	3.99%
Prudential Financial, Inc.	3.96%
Merck & Co., Inc.	3.73%
Mondelez International, Inc., Class A	3.26%
Pfizer, Inc.	3.19%
The Mosaic Co.	3.17%
DIRECTV, Class A	3.13%
Dollar General Corp.	3.02%
Total	36.08%

Sector Allocation[4]

1

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns

Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	38.17%	13.52%	16.34%	8.29%	12.07%
with maximum sales charge	31.61%	11.70%	15.22%	7.77%	11.94%
Class C Shares (8/7/00)
without sales charge	37.06%	12.62%	15.44%	7.34%	0.97%
with sales charge	36.06%	12.62%	15.44%	7.34%	0.97%
Class K Shares (5/15/01)	37.66%	13.10%	15.89%	7.90%	4.65%
Class Y Shares (5/1/07)	38.58%	13.85%	16.66%	—	7.56%
Russell 1000® Value Index[1]	32.53%	16.06%	16.67%	7.58%	n/a
S&P 500® Index[2]	32.39%	16.18%	17.94%	7.41%	10.36%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2013: $20,313 (Class C), $21,383 (Class K), and $16,257 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•	The U.S. equity market, as measured by the S&P 500® Index,[1] delivered its strongest annual performance since 1997 against a backdrop of improving U.S. economic growth and healthy corporate profits.

•

RS Investors Fund (the “Fund”) outperformed the benchmark Russell 3000® Value Index[2] (the “Index”) for the 12 months ended December 31, 2013, aided by favorable stock selection across multiple sectors. Stock selection in the financial services sector was particularly strong. Stock selection in the consumer discretionary and materials sectors detracted from the Fund’s relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small-, mid-, and large-cap spectrum, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the intrinsic value of an enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and positive economic activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the Federal Reserve (“the Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, albeit at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indexes ended the year with strong returns.

Performance Update

RS Investors Fund (Class A Shares) returned 46.04% for the 12 months ended December 31, 2013, outperforming the Index, which returned 32.69%.

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RS INVESTORS FUND

Portfolio Review

The Fund’s outperformance in the financial sector was due in part to an investment in eHealth, Inc., a provider of online services that help consumers make informed health insurance choices. In our view, eHealth, as the nation’s first and largest private health insurance exchange, is well positioned to benefit from the expansion in health insurance under the new Affordable Care Act.

The Fund’s relative performance was also assisted by its investment in global pharmaceuticals company Warner Chilcott PLC. The company has generated high returns on investment, with modest capital requirements, by acquiring mature products in specialized therapeutic areas, and then extending the life cycles of these products through targeted research and development. Our investment paid off in 2013 after Warner Chilcott was acquired by Activis Inc. for a healthy premium such that Warner Chilcott was one of the Fund’s strongest positive contributors for the year.

Another positive contributor to the Fund’s relative performance, Acxiom Corporation, supplies technology that enables marketers to personalize consumer experiences and manage target audiences. The company continued to gain new contracts, even as it has restructured its business to focus on its higher returning marketing data and technology services businesses.

On a negative note, the Fund’s investment in GameStop Corp. detracted from performance. In light of near-term uncertainty for the company’s used game business, we opted to liquidate our investment in GameStop in the first half of 2013. The stock was a significant detractor from the Fund’s relative performance in 2013.

We also lost confidence in another underperforming consumer-oriented investment, beauty products and fragrance company Elizabeth Arden Inc. The company struggled with weak sales trends in select key distribution channels and a delayed international launch of some of its products. While we liquidated our holdings, Elizabeth Arden still detracted from the Fund’s performance relative to the Index.

In a challenging year for commodities markets, the Fund’s relative performance was also hindered by an investment in The Mosaic Company, a low-cost producer of potash and phosphate used in crop fertilizers. While the stock was pressured by concerns over a negative pricing cycle in the potash market, we continue to believe that longer-term fundamentals remain favorable for our investment in Mosaic.

Outlook

We remain cautiously optimistic on the outlook for U.S. economic growth and equity market performance in 2014, recognizing that austerity measures in Europe, slowing growth in China, and continued U.S. government budget constraints at both the federal and state levels could act as headwinds for growth. As a result, we expect U.S. GDP

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RS INVESTORS FUND

growth to remain relatively moderate, mitigating upward pressure on inflation and interest rates. In this environment, we remain committed to our value investment approach as we seek advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market. Through our disciplined process, we believe we have the potential to deliver solid risk-adjusted returns regardless of the underlying macroeconomic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

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RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $114,002,739

Top Ten Holdings[3]

Holding	% of Total Net Assets
Gaming & Leisure Properties, Inc.	4.93%
Liberty Interactive Corp., Class A	4.88%
Intuitive Surgical, Inc.	4.10%
Clean Harbors, Inc.	4.03%
Actavis PLC	3.94%
Microsoft Corp.	3.87%
Integrated Device Technology, Inc.	3.85%
Dollar General Corp.	3.76%
The Interpublic Group of Cos., Inc.	3.54%
DIRECTV, Class A	3.50%
Total	40.40%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	46.04%	18.96%	26.05%	—	8.62%
with maximum sales charge	39.05%	17.06%	24.82%	—	7.97%
Class C Shares (7/24/07)
without sales charge	44.94%	18.08%	24.35%	—	5.44%
with sales charge	43.94%	18.08%	24.35%	—	5.44%
Class K Shares (1/3/07)	45.46%	18.52%	25.44%	—	6.25%
Class Y Shares (5/1/07)	46.45%	19.22%	26.28%	—	6.35%
Russell 3000® Value Index[2]	32.69%	15.93%	16.75%	—	6.86%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $14,061 (Class C), $15,276 (Class K), and $15,077 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

Natural resources stocks, as measured by the S&P North American Natural Resources Sector IndexTM1 (the “Index”) and the MSCI World Commodity Producers Index (Gross),[2] delivered positive returns in 2013, but underperformed the broader equity market due largely to the decline in commodity prices.

•

RS Global Natural Resources Fund (the “Fund”) underperformed the Index, the MSCI World Commodity Producers Index (Gross), and the S&P 500® Index[3] for the 12-month period. The Fund’s underperformance relative to the Index was largely due to its overweight in the materials sector, which underperformed the broader commodities equity market. The Fund’s structural underweight to the energy sector, in addition to negative overall stock selection, also weighed on relative performance.

•	The Fund seeks long-term capital appreciation by investing in companies that we believe to be low-cost producers of “advantaged assets.”

Market Overview

Commodity-related equities, as reflected by the Index, started out the year with solid performance as signs of improving U.S. economic growth and some stabilization in European economies fueled optimism in the raw materials markets. Commodities markets experienced heightened downward volatility in the second quarter, however, after concerns over slowing growth in China and a strengthening U.S. dollar contributed to falling raw material prices in a number of areas. In this challenging period, energy-related shares proved more resilient, due in part to supply shocks in the Middle East, while materials and mining stocks corrected sharply. Energy-related stocks extended their gains through the second half of the year, aided by relatively stable pricing trends and signs of strengthening economic growth in the United States. Other commodities prices experienced downward volatility, hindering related share price performance in the second half of 2013. Precious metals stocks, in particular, were challenged in the fourth quarter as the prospect of higher U.S. interest rates and a stronger dollar weighed on gold prices.

Performance Update

RS Global Natural Resources Fund (Class A Shares) returned -0.60% for the 12 months ended December 31, 2013, underperforming the benchmark Index which returned 16.49%, the MSCI World Commodity Producers Index (Gross), which returned 8.74%, and the S&P 500® Index which returned 32.39%.

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RS GLOBAL NATURAL RESOURCES FUND

Portfolio Review

The Fund’s structural underweight in energy and overweight in basic materials were important drivers of the Fund’s underperformance relative to the Index. The Index has been heavily weighted in the energy sector, where share prices proved more resilient in a challenging year for commodity stocks. At the same time, the Index has a more modest weighting in basic materials stocks, which suffered sharp declines for the year. The Fund takes a more diversified approach, seeking low-cost producers of advantaged assets across the entire range of raw materials producers. Over time, we believe this diversified approach has helped to manage commodity price risk. In 2013, however, the overweight in basic materials negatively impacted the Fund’s relative performance. The Fund’s relative results were also negatively impacted by stock selection in base metals and international oil and gas and an overweight allocation in agriculture.

The Fund’s largest individual detractors from relative performance were Chilean copper mining company Antofagasta PLC and Turquoise Hill Resources Ltd., a copper company in Mongolia. The decline in potash prices also weighed on shares of Sociedad Quimica y Minera de Chile S.A., a Chilean company that produces specialty fertilizers and industrial minerals. While we acknowledge near-term uncertainty in the materials sector, we continue to believe that limited spare capacity and rising marginal supply costs will spur favorable long-term fundamentals for advantaged raw materials producers.

On a positive note, a number of the Fund’s individual energy-related holdings delivered solid share price performance. One of the Fund’s top-performing investments was Peyto Exploration & Development Corp., an independent oil and gas company focused on the Deep Basin in Alberta, British Columbia. The company has benefited from the value that it has created by reinvesting in its low-cost operations. Other positive contributors included Concho Resources Inc. and Laredo Petroleum Inc., two U.S. oil exploration companies focused on the Permian basins of western Texas and southeastern New Mexico.

Outlook

Despite near-term uncertainty, we remain confident in our belief that the longer-term outlook for commodities is positive, due primarily to limited spare capacity and rising marginal costs of supply. We also believe that stock valuations are attractive in a number of commodities markets, especially following recent downward volatility. If anything, we believe that short-term price movements in the commodities markets may provide patient, long-term investors with opportunities to deploy capital at very attractive prices relative to asset values. By investing in companies what we believe to be at attractive price points, we believe we will be able to provide shareholders with the long-term benefits of investing in natural resources companies while also mitigating some of the associated risks.

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RS GLOBAL NATURAL RESOURCES FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $4,787,500,395

Top Ten Holdings[4]
Holding	% of Total Net Assets
First Quantum Minerals Ltd.	5.48%
The Mosaic Co.	5.43%
Sociedad Quimica y Minera de Chile S.A., ADR	5.34%
Antofagasta PLC	4.22%
Goldcorp, Inc.	3.98%
Peyto Exploration & Development Corp.	3.90%
Oil Search Ltd.	3.80%
Iluka Resources Ltd.	3.71%
Calpine Corp.	3.68%
Concho Resources, Inc.	3.67%
Total	43.21%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	-0.60%	-0.75%	12.88%	10.29%	9.67%
with maximum sales charge	-5.33%	-2.35%	11.78%	9.75%	9.37%
Class C Shares (5/1/07)
without sales charge	-1.37%	-1.48%	12.03%	—	1.01%
with sales charge	-2.32%	-1.48%	12.03%	—	1.01%
Class K Shares (12/4/06)	-0.98%	-1.13%	12.39%	—	2.47%
Class Y Shares (5/1/07)	-0.29%	-0.42%	13.26%	—	2.15%
S&P North American Natural Resources Sector IndexTM[1]	16.49%	3.32%	13.45%	11.18%	n/a
MSCI World Commodity Producers Index (Gross)[2]	8.74%	0.47%	9.49%	9.62%	n/a
S&P 500® Index[3]	32.39%	16.18%	17.94%	7.41%	8.45%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector IndexTM, the MSCI World Commodity Producers Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2013: $10,696 (Class C), $11,888 (Class K), and $11,525 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
RS Partners Fund	Class A	$1,000.00	$1,202.30	$8.10	1.46%
	Class K	$1,000.00	$1,200.90	$9.60	1.73%
	Class Y	$1,000.00	$1,205.00	$5.95	1.07%
RS Value Fund	Class A	$1,000.00	$1,167.50	$6.99	1.28%
	Class C	$1,000.00	$1,163.20	$11.07	2.03%
	Class K	$1,000.00	$1,165.00	$9.17	1.68%
	Class Y	$1,000.00	$1,169.00	$5.63	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,170.30	$5.03	0.92%
	Class C	$1,000.00	$1,165.40	$9.55	1.75%
	Class K	$1,000.00	$1,167.90	$7.16	1.31%
	Class Y	$1,000.00	$1,171.90	$3.67	0.67%
RS Investors Fund	Class A	$1,000.00	$1,212.70	$7.25	1.30%
	Class C	$1,000.00	$1,207.80	$11.41	2.05%
	Class K	$1,000.00	$1,209.60	$9.47	1.70%
	Class Y	$1,000.00	$1,213.90	$5.86	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,023.40	$7.14	1.40%
	Class C	$1,000.00	$1,019.20	$11.30	2.22%
	Class K	$1,000.00	$1,021.50	$8.97	1.76%
	Class Y	$1,000.00	$1,024.90	$5.72	1.12%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.85	$7.43	1.46%
	Class K	$1,000.00	$1,016.48	$8.79	1.73%
	Class Y	$1,000.00	$1,019.81	$5.45	1.07%
RS Value Fund	Class A	$1,000.00	$1,018.75	$6.51	1.28%
	Class C	$1,000.00	$1,014.97	$10.31	2.03%
	Class K	$1,000.00	$1,016.74	$8.54	1.68%
	Class Y	$1,000.00	$1,020.01	$5.24	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.57	$4.69	0.92%
	Class C	$1,000.00	$1,016.38	$8.89	1.75%
	Class K	$1,000.00	$1,018.60	$6.67	1.31%
	Class Y	$1,000.00	$1,021.83	$3.41	0.67%
RS Investors Fund	Class A	$1,000.00	$1,018.65	$6.61	1.30%
	Class C	$1,000.00	$1,014.87	$10.41	2.05%
	Class K	$1,000.00	$1,016.64	$8.64	1.70%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,014.01	$11.27	2.22%
	Class K	$1,000.00	$1,016.33	$8.94	1.76%
	Class Y	$1,000.00	$1,019.56	$5.70	1.12%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Financial Information

Year Ended December 31, 2013

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2013	Foreign Currency	Shares	Value
Common Stocks – 94.2%
Advertising Agencies – 0.9%
Aimia, Inc.	CAD	1,103,025	$20,258,901

			20,258,901
Air Transport – 1.3%
Bristow Group, Inc.		386,483	29,009,414

			29,009,414
Auto Parts – 2.3%
Dana Holding Corp.		2,700,189	52,977,708

			52,977,708
Back Office Support, HR and Consulting – 0.5%
Performant Financial Corp.(1)		1,139,707	11,738,982

			11,738,982
Banks: Diversified – 6.8%
Associated Banc-Corp.		2,846,311	49,525,811
First Horizon National Corp.		5,576,623	64,967,658
FirstMerit Corp.		699,700	15,554,331
Hancock Holding Co.		137,800	5,054,504
Synovus Financial Corp.		6,397,940	23,032,584

			158,134,888
Banks: Savings, Thrift & Mortgage Lending – 0.5%
First Niagara Financial Group, Inc.		993,148	10,547,232

			10,547,232
Casinos & Gambling – 1.0%
Penn National Gaming, Inc.(1)		1,610,387	23,076,846

			23,076,846
Chemicals: Diversified – 0.8%
Olin Corp.		607,220	17,518,297

			17,518,297
Commercial Services: Rental & Leasing – 1.3%
PHH Corp.(1)		1,260,325	30,688,914

			30,688,914
Computer Services, Software & Systems – 8.2%
Acxiom Corp.(1)		2,211,760	81,790,885
AOL, Inc.(1)		1,779,383	82,954,835
DST Systems, Inc.		267,058	24,232,843

			188,978,563
Consumer Lending – 1.8%
MoneyGram International, Inc.(1)		2,025,405	42,087,916

			42,087,916

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2013	Shares	Value
Containers & Packaging – 1.4%
Sealed Air Corp.	967,100	$32,929,755

		32,929,755
Cosmetics – 1.2%
Elizabeth Arden, Inc.(1)	785,194	27,835,127

		27,835,127
Diversified Financial Services – 0.5%
LPL Financial Holdings, Inc.	268,600	12,632,258

		12,632,258
Diversified Manufacturing Operations – 1.6%
ITT Corp.	868,800	37,723,296

		37,723,296
Diversified Materials & Processing – 1.3%
CLARCOR, Inc.	449,670	28,936,265

		28,936,265
Electronic Entertainment – 1.7%
Dolby Laboratories, Inc., Class A(1)	1,046,872	40,367,384

		40,367,384
Financial Data & Systems – 4.4%
Euronet Worldwide, Inc.(1)	1,243,323	59,493,006
Global Payments, Inc.	661,805	43,010,707

		102,503,713
Foods – 1.8%
Hillshire Brands Co.	1,251,850	41,861,864

		41,861,864
Health Care Management Services – 1.0%
Magellan Health Services, Inc.(1)	399,111	23,910,740

		23,910,740
Health Care Services – 3.6%
Allscripts Healthcare Solutions, Inc.(1)	2,828,332	43,726,013
Healthways, Inc.(1)	881,370	13,529,029
HMS Holdings Corp.(1)	1,175,644	26,722,388

		83,977,430
Household Equipment & Products – 1.8%
Tupperware Brands Corp.	438,873	41,486,665

		41,486,665
Household Furnishings – 0.5%
Masonite International Corp.(1)	207,051	12,423,060

		12,423,060

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	35

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2013	Foreign Currency	Shares	Value
Insurance: Life – 6.2%
StanCorp Financial Group, Inc.		915,405	$60,645,581
Symetra Financial Corp.		851,700	16,148,232
Torchmark Corp.		845,176	66,050,505

			142,844,318
Insurance: Multi - Line – 1.2%
eHealth, Inc.(1)		588,585	27,363,317

			27,363,317
Insurance: Property - Casualty – 4.1%
Endurance Specialty Holdings Ltd.		530,600	31,130,302
First American Financial Corp.		2,228,017	62,830,079

			93,960,381
Leisure Time – 1.9%
SeaWorld Entertainment, Inc.		1,512,160	43,504,843

			43,504,843
Metal Fabricating – 1.5%
MRC Global, Inc.(1)		1,102,752	35,574,780

			35,574,780
Metals & Minerals: Diversified – 2.1%
Compass Minerals International, Inc.		602,123	48,199,946

			48,199,946
Office Supplies & Equipment – 2.1%
Avery Dennison Corp.		950,784	47,719,849
Electronics For Imaging, Inc.(1)		20,742	803,338

			48,523,187
Oil: Crude Producers – 5.9%
Laredo Petroleum, Inc.(1)		1,291,836	35,770,939
Peyto Exploration & Development Corp.	CAD	1,746,175	53,441,421
Rosetta Resources, Inc.(1)		977,544	46,961,213

			136,173,573
Pharmaceuticals – 1.4%
Impax Laboratories, Inc.(1)		1,247,769	31,368,913

			31,368,913
Precious Metals & Minerals – 2.4%
Horsehead Holding Corp.(1)		2,347,005	38,044,951
New Gold, Inc.(1)		3,391,263	17,770,218

			55,815,169
Real Estate – 1.8%
Jones Lang LaSalle, Inc.		416,395	42,634,684

			42,634,684

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2013	Shares	Value
Scientific Instruments: Electrical – 0.5%
GrafTech International Ltd.(1)	980,800	$11,014,384

		11,014,384
Scientific Instruments: Pollution Control – 1.4%
Waste Connections, Inc.	740,944	32,327,387

		32,327,387
Securities Brokerage & Services – 2.4%
CBOE Holdings, Inc.	227,151	11,802,766
Interactive Brokers Group, Inc., Class A	1,766,800	43,003,912

		54,806,678
Semiconductors & Components – 3.4%
Integrated Device Technology, Inc.(1)(2)	7,779,713	79,275,275

		79,275,275
Shipping – 3.2%
Huntington Ingalls Industries, Inc.	810,457	72,949,235

		72,949,235
Specialty Retail – 1.4%
FTD Cos., Inc.(1)(2)	983,583	32,045,134

		32,045,134
Utilities: Gas Distributors – 2.6%
Questar Corp.	2,584,800	59,424,552

		59,424,552
Utilities: Miscellaneous – 2.5%
Calpine Corp.(1)	2,922,895	57,025,681

		57,025,681
Total Common Stocks (Cost $1,470,348,105)		2,176,436,655

	Principal Amount	Value
Repurchase Agreements – 5.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $136,435,000, due 1/2/2014(3)	$136,435,000	136,435,000
Total Repurchase Agreements (Cost $136,435,000)		136,435,000
Total Investments - 100.1% (Cost $1,606,783,105)		2,312,871,655
Other Liabilities, Net - (0.1)%		(2,198,508)
Total Net Assets - 100.0%		$2,310,673,147

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$139,164,375

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to the Fair Value Measurements section of the accompanying Notes to Schedule of Investments.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$2,176,436,655	$—	$—	$2,176,436,655

Repurchase Agreements	—	136,435,000	—	136,435,000

Total	$2,176,436,655	$136,435,000	$—	$2,312,871,655

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2013	Shares	Value
Common Stocks – 94.5%
Advertising Agencies – 3.6%
The Interpublic Group of Companies, Inc.	2,711,615	$47,995,585

		47,995,585
Auto Parts – 2.8%
TRW Automotive Holdings Corp.(1)	487,063	36,232,616

		36,232,616
Back Office Support, HR and Consulting – 3.3%
Iron Mountain, Inc.	1,439,176	43,678,992

		43,678,992
Banks: Diversified – 5.8%
Comerica, Inc.	449,900	21,388,246
First Horizon National Corp.	1,164,105	13,561,823
KeyCorp	2,128,361	28,562,605
Zions Bancorporation	454,200	13,607,832

		77,120,506
Biotechnology – 1.7%
Charles River Laboratories International, Inc.(1)	430,500	22,833,720

		22,833,720
Building Materials – 1.7%
Owens Corning(1)	547,229	22,283,165

		22,283,165
Chemicals: Specialty – 1.0%
International Flavors & Fragrances, Inc.	148,427	12,761,753

		12,761,753
Computer Services, Software & Systems – 6.5%
Acxiom Corp.(1)	153,099	5,661,601
AOL, Inc.(1)	777,067	36,226,863
Symantec Corp.	1,834,400	43,255,152

		85,143,616
Containers & Packaging – 2.7%
Crown Holdings, Inc.(1)	783,759	34,932,139

		34,932,139
Diversified Financial Services – 2.6%
Ameriprise Financial, Inc.	239,272	27,528,244
Raymond James Financial, Inc.	137,800	7,191,782

		34,720,026
Diversified Retail – 6.6%
Dollar Tree, Inc.(1)	504,521	28,465,075
Liberty Interactive Corp., Class A(1)	1,998,077	58,643,560

		87,108,635

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2013	Shares	Value
Drug & Grocery Store Chains – 1.9%
GNC Holdings, Inc., Class A	432,868	$25,301,135

		25,301,135
Electronic Entertainment – 2.5%
Dolby Laboratories, Inc., Class A(1)	859,580	33,145,405

		33,145,405
Fertilizers – 2.1%
The Mosaic Co.	582,146	27,518,041

		27,518,041
Financial Data & Systems – 5.0%
Fidelity National Information Services, Inc.	491,732	26,396,174
Global Payments, Inc.	605,591	39,357,359

		65,753,533
Home Building – 1.6%
NVR, Inc.(1)	20,882	21,425,141

		21,425,141
Insurance: Multi - Line – 3.5%
ING U.S., Inc.	333,035	11,706,180
Reinsurance Group of America, Inc.	85,286	6,601,989
Willis Group Holdings PLC	618,938	27,734,612

		46,042,781
Insurance: Property - Casualty – 4.7%
Fidelity National Financial, Inc., Class A	1,017,904	33,030,985
XL Group PLC	911,661	29,027,286

		62,058,271
Machinery: Engines – 1.1%
Cummins, Inc.	105,500	14,872,335

		14,872,335
Medical Equipment – 3.0%
Intuitive Surgical, Inc.(1)	104,324	40,068,762

		40,068,762
Oil: Crude Producers – 6.2%
Concho Resources, Inc.(1)	252,974	27,321,192
Denbury Resources, Inc.(1)	1,363,598	22,403,915
Southwestern Energy Co.(1)	831,522	32,703,760

		82,428,867
Pharmaceuticals – 7.7%
Actavis PLC(1)	302,326	50,790,768
Cardinal Health, Inc.	366,314	24,473,439
Zoetis, Inc.	814,712	26,632,935

		101,897,142

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2013	Shares	Value
Real Estate – 2.2%
CBRE Group, Inc., Class A(1)	1,085,019	$28,536,000

		28,536,000
Real Estate Investment Trusts – 3.1%
American Campus Communities, Inc.	454,600	14,642,666
Gaming and Leisure Properties, Inc.(1)	512,103	26,019,953

		40,662,619
Rental & Leasing Services: Consumer – 1.1%
Avis Budget Group, Inc.(1)	372,200	15,044,324

		15,044,324
Scientific Instruments: Pollution Control – 3.4%
Clean Harbors, Inc.(1)	753,707	45,192,272

		45,192,272
Textiles, Apparel & Shoes – 1.5%
Hanesbrands, Inc.	281,598	19,787,891

		19,787,891
Utilities: Gas Distributors – 2.7%
Questar Corp.	1,529,432	35,161,642

		35,161,642
Utilities: Miscellaneous – 2.9%
Calpine Corp.(1)	1,946,212	37,970,596

		37,970,596
Total Common Stocks (Cost $924,233,847)		1,247,677,510

	Principal Amount	Value
Repurchase Agreements – 5.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $72,009,000, due 1/2/2014(2)	$72,009,000	72,009,000
Total Repurchase Agreements (Cost $72,009,000)		72,009,000
Total Investments - 99.9% (Cost $996,242,847)		1,319,686,510
Other Assets, Net - 0.1%		741,491
Total Net Assets - 100.0%		$1,320,428,001

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS VALUE FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$73,454,588

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,247,677,510	$—	$—	$1,247,677,510

Repurchase Agreements	—	72,009,000	—	72,009,000

Total	$1,247,677,510	$72,009,000	$—	$1,319,686,510

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2013	Shares	Value
Common Stocks – 96.8%
Advertising Agencies – 2.0%
The Interpublic Group of Companies, Inc.	979,400	$17,335,380

		17,335,380
Aerospace – 1.6%
Lockheed Martin Corp.	91,917	13,664,381

		13,664,381
Asset Management & Custodian – 1.4%
State Street Corp.	162,513	11,926,829

		11,926,829
Automobiles – 1.4%
General Motors Co.(1)	281,900	11,521,253

		11,521,253
Back Office Support, HR and Consulting – 1.1%
Iron Mountain, Inc.	304,900	9,253,715

		9,253,715
Banks: Diversified – 6.5%
Comerica, Inc.	215,727	10,255,662
KeyCorp	1,361,638	18,273,182
The PNC Financial Services Group, Inc.	172,700	13,398,066
Wells Fargo & Co.	298,700	13,560,980

		55,487,890
Cable Television Services – 3.1%
DIRECTV(1)	383,100	26,468,379

		26,468,379
Chemicals: Specialty – 2.0%
Praxair, Inc.	132,554	17,235,997

		17,235,997
Computer Services, Software & Systems – 6.6%
Microsoft Corp.	902,200	33,769,346
Symantec Corp.	933,000	22,000,140

		55,769,486
Diversified Financial Services – 4.6%
Capital One Financial Corp.	126,489	9,690,322
JPMorgan Chase & Co.	339,000	19,824,720
Raymond James Financial, Inc.	177,700	9,274,163

		38,789,205
Diversified Media – 2.7%
Twenty - First Century Fox, Inc., Class A	644,675	22,679,667

		22,679,667

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2013	Shares	Value
Diversified Retail – 7.1%
Dollar General Corp.(1)	422,900	$25,509,328
Liberty Interactive Corp., Class A(1)	1,187,621	34,856,676

		60,366,004
Drug & Grocery Store Chains – 2.2%
CVS Caremark Corp.	257,025	18,395,279

		18,395,279
Fertilizers – 3.2%
The Mosaic Co.	566,715	26,788,618

		26,788,618
Financial Data & Systems – 2.1%
Fidelity National Information Services, Inc.	327,850	17,598,988

		17,598,988
Foods – 5.0%
Kellogg Co.	241,900	14,772,833
Mondelez International, Inc., Class A	781,900	27,601,070

		42,373,903
Health Care Management Services – 2.6%
UnitedHealth Group, Inc.	289,522	21,801,007

		21,801,007
Insurance: Life – 6.6%
Aflac, Inc.	330,100	22,050,680
Prudential Financial, Inc.	363,000	33,475,860

		55,526,540
Insurance: Property - Casualty – 2.6%
The Allstate Corp.	400,700	21,854,178

		21,854,178
Machinery: Engines – 1.5%
Cummins, Inc.	88,200	12,433,554

		12,433,554
Machinery: Industrial – 0.8%
Joy Global, Inc.	114,900	6,720,501

		6,720,501
Medical Equipment – 2.1%
Intuitive Surgical, Inc.(1)	45,780	17,583,182

		17,583,182
Oil: Crude Producers – 8.6%
ARC Resources Ltd.	378,690	10,541,646
Concho Resources, Inc.(1)	170,049	18,365,292
Occidental Petroleum Corp.	239,080	22,736,508
Southwestern Energy Co.(1)	546,493	21,493,570

		73,137,016

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

December 31, 2013	Shares	Value
Pharmaceuticals – 13.8%
Actavis PLC(1)	226,961	$38,129,448
Cardinal Health, Inc.	108,700	7,262,247
Merck & Co., Inc.	630,204	31,541,710
Pfizer, Inc.	881,705	27,006,624
Zoetis, Inc.	394,939	12,910,556

		116,850,585
Precious Metals & Minerals – 1.3%
Goldcorp, Inc.	508,386	11,016,725

		11,016,725
Rental & Leasing Services: Consumer – 1.8%
Hertz Global Holdings, Inc.(1)	527,200	15,088,464

		15,088,464
Scientific Instruments: Control & Filter – 2.0%
Parker Hannifin Corp.	132,900	17,096,256

		17,096,256
Securities Brokerage & Services – 0.5%
CME Group, Inc.	53,051	4,162,381

		4,162,381
Total Common Stocks (Cost $632,401,043)		818,925,363

	Principal Amount	Value
Repurchase Agreements – 3.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $26,559,000, due 1/2/2014(2)	$26,559,000	26,559,000
Total Repurchase Agreements (Cost $26,559,000)		26,559,000
Total Investments - 100.0% (Cost $658,960,043)		845,484,363
Other Assets, Net - 0.0%		175,129
Total Net Assets - 100.0%		$845,659,492

(1)	Non - income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$27,095,275

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$818,925,363	$—	$—	$818,925,363

Repurchase Agreements	—	26,559,000	—	26,559,000

Total	$818,925,363	$26,559,000	$—	$845,484,363

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2013	Shares	Value
Common Stocks – 93.7%
Advertising Agencies – 3.5%
The Interpublic Group of Companies, Inc.	228,000	$4,035,600

		4,035,600
Auto Parts – 2.0%
Dana Holding Corp.	116,900	2,293,578

		2,293,578
Back Office Support, HR and Consulting – 5.8%
Iron Mountain, Inc.	108,900	3,305,115
Performant Financial Corp.(1)	318,700	3,282,610

		6,587,725
Banks: Diversified – 5.9%
First Horizon National Corp.	289,900	3,377,335
KeyCorp	251,200	3,371,104

		6,748,439
Cable Television Services – 3.5%
DIRECTV(1)	57,700	3,986,493

		3,986,493
Commercial Services: Rental & Leasing – 2.8%
PHH Corp.(1)	131,870	3,211,034

		3,211,034
Computer Services, Software & Systems – 9.1%
Acxiom Corp.(1)	69,100	2,555,318
AOL, Inc.(1)	72,500	3,379,950
Microsoft Corp.	117,800	4,409,254

		10,344,522
Diversified Retail – 8.7%
Dollar General Corp.(1)	71,100	4,288,752
Liberty Interactive Corp., Class A(1)	189,700	5,567,695

		9,856,447
Fertilizers – 3.0%
The Mosaic Co.	71,937	3,400,462

		3,400,462
Financial Data & Systems – 3.0%
Global Payments, Inc.	52,200	3,392,478

		3,392,478
Health Care Services – 3.0%
Allscripts Healthcare Solutions, Inc.(1)	222,900	3,446,034

		3,446,034

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2013	Foreign Currency	Shares	Value
Insurance: Property - Casualty – 4.9%
First American Financial Corp.		120,100	$3,386,820
XL Group PLC		69,700	2,219,248

			5,606,068
Medical Equipment – 4.1%
Intuitive Surgical, Inc.(1)		12,175	4,676,174

			4,676,174
Oil: Crude Producers – 8.6%
Occidental Petroleum Corp.		35,600	3,385,560
Peyto Exploration & Development Corp.	CAD	105,580	3,231,260
Southwestern Energy Co.(1)		80,731	3,175,150

			9,791,970
Pharmaceuticals – 6.9%
Actavis PLC(1)		26,738	4,491,984
Merck & Co., Inc.		67,600	3,383,380

			7,875,364
Precious Metals & Minerals – 3.1%
Horsehead Holding Corp.(1)		219,200	3,553,232

			3,553,232
Real Estate Investment Trusts – 4.9%
Gaming and Leisure Properties, Inc.(1)		110,600	5,619,586

			5,619,586
Scientific Instruments: Pollution Control – 4.0%
Clean Harbors, Inc.(1)		76,653	4,596,114

			4,596,114
Semiconductors & Components – 3.9%
Integrated Device Technology, Inc.(1)		431,221	4,394,142

			4,394,142
Utilities: Miscellaneous – 3.0%
Calpine Corp.(1)		172,062	3,356,930

			3,356,930
Total Common Stocks (Cost $97,467,267)			106,772,392

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 6.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $6,840,000, due 1/2/2014(2) $6,840,000		$6,840,000
Total Repurchase Agreements (Cost $6,840,000)		6,840,000
Total Investments - 99.7% (Cost $104,307,267)		113,612,392
Other Assets, Net - 0.3%		390,347
Total Net Assets - 100.0%		$114,002,739

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	3.75%	11/15/2043	$6,979,350

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$106,772,392	$—	$—	$106,772,392

Repurchase Agreements	—	6,840,000	—	6,840,000

Total	$106,772,392	$6,840,000	$—	$113,612,392

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2013	Foreign Currency	Shares	Value
Common Stocks – 92.4%
Copper – 13.6%
Antofagasta PLC	GBP	14,791,548	$201,831,076
First Quantum Minerals Ltd.	CAD	14,555,100	262,258,992
Taseko Mines Ltd.(1)(2)		23,460,435	49,736,122
Turquoise Hill Resources Ltd.(1)		40,771,663	134,546,488

			648,372,678
Fertilizers – 10.8%
Sociedad Quimica y Minera de Chile S.A., ADR(2)		9,878,268	255,649,576
The Mosaic Co.		5,502,214	260,089,656

			515,739,232
Gas Pipeline – 0.1%
Tourmaline Oil Corp.(1)	CAD	114,800	4,830,840

			4,830,840
Metals & Minerals: Diversified – 11.5%
Compass Minerals International, Inc.(2)		1,788,565	143,174,628
HudBay Minerals, Inc.(2)		9,888,981	80,990,755
Iluka Resources Ltd.(2)	AUD	23,032,815	177,484,623
Mineral Resources Ltd.(2)	AUD	14,185,372	150,346,861

			551,996,867
Oil: Crude Producers – 46.0%
ARC Resources Ltd.	CAD	4,589,587	127,760,967
Cabot Oil & Gas Corp.		3,749,324	145,323,798
Concho Resources, Inc.(1)		1,624,673	175,464,684
Denbury Resources, Inc.(1)		10,330,751	169,734,239
EOG Resources, Inc.		278,520	46,746,797
Kosmos Energy Ltd.(1)		7,191,767	80,403,955
Laredo Petroleum, Inc.(1)		5,378,762	148,937,920
Noble Energy, Inc.		2,048,175	139,501,199
Oil Search Ltd.	AUD	25,144,581	182,082,486
Ophir Energy PLC(1)(2)	GBP	29,593,197	160,637,905
Painted Pony Petroleum Ltd.(1)(2)	CAD	3,207,900	20,958,179
Painted Pony Petroleum Ltd.(1)(2)(3)(4)	CAD	2,681,890	17,521,597
Peyto Exploration & Development Corp.	CAD	6,094,560	186,523,084
Range Resources Corp.		1,772,453	149,435,513
Rosetta Resources, Inc.(1)(2)		3,259,984	156,609,631
Salamander Energy PLC(1)(2)	GBP	23,989,659	44,393,440
Southwestern Energy Co.(1)		3,635,750	142,994,048
Tullow Oil PLC	GBP	7,522,453	106,505,686

			2,201,535,128

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

December 31, 2013	Shares	Value
Precious Metals & Minerals – 6.7%
Goldcorp, Inc.	8,786,294	$190,398,991
New Gold, Inc.(1)	25,036,664	131,192,119

		321,591,110
Utilities: Miscellaneous – 3.7%
Calpine Corp.(1)	9,031,405	176,202,711

		176,202,711
Total Common Stocks (Cost $4,295,220,800)		4,420,268,566

	Shares	Value
Rights – 0.8%
Copper – 0.8%
Turquoise Hill Resources Ltd.(1)	40,771,663	39,140,796

		39,140,796
Total Rights (Cost $59,724,641)		39,140,796

	Principal Amount	Value
Repurchase Agreements – 6.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $331,699,000, due 1/2/2014(5)	$331,699,000	331,699,000
Total Repurchase Agreements (Cost $331,699,000)		331,699,000
Total Investments - 100.1% (Cost $4,686,644,441)		4,791,108,362
Other Liabilities, Net - (0.1)%		(3,607,967)
Total Net Assets - 100.0%		$4,787,500,395

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $17,521,597, representing 0.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Fair valued security. See 1a in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$136,392,613

U.S. Treasury Bond	3.125%	2/15/2042	78,096,426

U.S. Treasury Bond	3.00%	5/15/2042	63,375,000

U.S. Treasury Bond	2.75%	8/15/2042	43,686,656

U.S. Treasury Bond	2.75%	11/15/2042	14,498,550

U.S. Treasury Bond	3.75%	11/15/2043	2,287,350

Legend:

ADR – American Depositary Receipt.

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$4,402,746,969	$17,521,597	*	$—	$4,420,268,566

Rights	39,140,796	—		—	39,140,796

Repurchase Agreements	—	331,699,000		—	331,699,000

Total	$4,441,887,765	$349,220,597		$—	$4,791,108,362

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	53

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2013	RS Partners
Assets
Investments in unaffiliated issuers, at value	$2,201,551,246
Investments in affiliated issuers, at value	111,320,409

Investments in securities, at value	2,312,871,655
Cash and cash equivalents	1,154
Foreign currency, at value	186,938
Receivable for investments sold	13,640,421
Receivable for fund shares subscribed	4,991,472
Dividends/interest receivable	1,543,593
Prepaid expenses	3,503

Total Assets	2,333,238,736

Liabilities
Payable for fund shares redeemed	13,723,703
Payable for investments purchased	7,305,320
Payable to adviser	745,993
Payable to distributor	136,399
Accrued trustees’ fees	29,276
Distributions payable	—
Accrued expenses/other liabilities	624,898

Total Liabilities	22,565,589

Total Net Assets	$2,310,673,147

Net Assets Consist of:
Paid-in capital	$1,541,706,299
Distributions in excess of net investment income	(28,303)
Accumulated net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments and foreign currency transactions	62,906,003
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	706,089,148

Total Net Assets	$2,310,673,147

Investments in Unaffiliated Issuers, at Cost	$1,525,524,837

Investments in Affiliated Issuers, at Cost	$81,258,268

Foreign Currency, at Cost	$186,631

Pricing of Shares
Net Assets:
Class A	$1,335,819,074
Class C	—
Class K	4,919,688
Class Y	969,934,385
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	33,316,718
Class C	—
Class K	126,739
Class Y	23,740,522
Net Asset Value Per Share:
Class A	$40.09
Class C	—
Class K	38.82
Class Y	40.86
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$42.09

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,319,686,510	$845,484,363	$113,612,392	$3,533,605,045
—	—	—	1,257,503,317

1,319,686,510	845,484,363	113,612,392	4,791,108,362
96	96	960	716
—	—	—	7
4,516,986	—	729,497	—
1,592,201	1,481,717	1,949,963	22,560,831
891,405	1,052,379	81,248	1,672,015
3,986	1,194	6,624	10,329

1,326,691,184	848,019,749	116,380,684	4,815,352,260

2,663,512	1,655,029	37,204	23,256,357
2,627,576	—	2,249,052	24,073
489,974	354,160	58,543	3,282,129
78,273	80,768	5,941	181,297
16,828	11,156	427	70,381
—	319	—	—
387,020	258,825	26,778	1,037,628

6,263,183	2,360,257	2,377,945	27,851,865

$1,320,428,001	$845,659,492	$114,002,739	$4,787,500,395

$969,608,530	$659,841,165	$104,981,085	$4,555,868,704
—	(4,567)	(1,761)	—
—	—	—	(7,946,560)

27,375,808	(701,636)	(281,757)	135,109,090

323,443,663	186,524,530	9,305,172	104,469,161

$1,320,428,001	$845,659,492	$114,002,739	$4,787,500,395

$996,242,847	$658,960,043	$104,307,267	$3,203,476,174

$—	$—	$—	$1,483,168,267

$—	$—	$—	$7

$642,364,035	$618,892,917	$35,159,353	$1,254,213,129
30,534,313	34,505,971	6,473,232	128,947,647
3,948,108	16,785,280	627,493	7,596,412
643,581,545	175,475,324	71,742,661	3,396,743,207

18,477,866	10,478,738	2,700,429	35,812,452
912,399	633,930	522,061	3,891,076
115,612	284,633	50,468	224,319
18,395,507	2,978,410	5,467,130	94,980,734

$34.76	$59.06	$13.02	$35.02
33.47	54.43	12.40	33.14
34.15	58.97	12.43	33.86
34.99	58.92	13.12	35.76
4.75%	4.75%	4.75%	4.75%
$36.49	$62.01	$13.67	$36.77

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2013	RS Partners
Investment Income
Dividends	$21,912,950
Dividends from affiliated issuers	—
Interest	8,389
Withholding taxes on foreign dividends	(577,492)

Total Investment Income	21,343,847

Expenses
Investment advisory fees	19,991,892
Transfer agent fees	3,513,520
Distribution fees	3,066,466
Administrative service fees	238,024
Professional fees	204,079
Shareholder reports	199,831
Custodian fees	194,381
Trustees’ fees	102,420
Registration fees	56,395
Insurance expense	46,922
Other expenses	37,627

Total Expenses	27,651,557

Less: Fee waiver by adviser	(1,290,297)

Total Expenses, Net	26,361,260

Net Investment Income/(Loss)	(5,017,413)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	309,073,640
Net realized loss from investments in affiliated issuers	(61,723)
Net realized gain/(loss) from foreign currency transactions	(99,129)
Net change in unrealized appreciation/depreciation on investments	392,927,770
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	6,028,333
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(1,417)

Net Gain/(Loss) on Investments and Foreign Currency Transactions	707,867,474

Net Increase/(Decrease) in Net Assets Resulting from Operations	$702,850,061

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$13,512,671	$13,877,600	$328,219	$46,204,110
—	—	—	17,763,964
3,986	1,918	58	18,064
(123,256)	(157,631)	(6,382)	(4,497,852)

13,393,401	13,721,887	321,895	59,488,286

10,252,460	3,855,822	298,143	47,268,080
2,436,193	876,173	44,108	5,604,261
1,888,538	1,808,166	66,653	5,284,846
142,367	91,748	2,971	573,970
137,246	93,449	36,896	434,126
190,444	26,307	4,430	255,815
114,240	83,702	20,990	680,641
61,114	39,588	1,230	248,556
85,610	61,467	59,534	131,247
29,693	18,358	465	115,275
26,213	14,478	2,517	76,364

15,364,118	6,969,258	537,937	60,673,181

(1,052,007)	—	(158,234)	(1,549,268)

14,312,111	6,969,258	379,703	59,123,913

(918,710)	6,752,629	(57,808)	364,373

187,311,273	101,712,758	4,895,492	294,341,968
—	—	—	(18,370,650)
6,708	(7,688)	(2,241)	(1,010,050)
196,624,663	136,970,092	7,170,053	(100,279,145)

—	—	—	(210,400,129)

(17)	210	47	6,057

383,942,627	238,675,372	12,063,351	(35,711,949)

$383,023,917	$245,428,001	$12,005,543	$(35,347,576)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Partners

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income/(loss)	$(5,017,413)	$(1,820,370)
Net realized gain from investments and foreign currency transactions	308,912,788	172,732,112
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	398,954,686	150,506,101

Net Increase in Net Assets Resulting from Operations	702,850,061	321,417,843

Distributions to Shareholders
Net investment income
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	(806,086)	—
Net realized gain on investments
Class A	(153,254,449)	(100,270,791)
Class C	—	—
Class K	(590,584)	(332,627)
Class Y	(109,159,197)	(52,050,155)

Total Distributions	(263,810,316)	(152,653,573)

Capital Share Transactions
Proceeds from sales of shares	464,351,284	287,398,908
Reinvestment of distributions	256,798,544	148,062,198
Cost of shares redeemed	(610,085,790)	(645,008,198)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	111,064,038	(209,547,092)

Net Increase/(Decrease) in Net Assets	550,103,783	(40,782,822)

Net Assets
Beginning of year	1,760,569,364	1,801,352,186

End of year	$2,310,673,147	$1,760,569,364

Distributions in Excess of Net Investment Income Included in Net Assets	$(28,303)	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$(57,690)

Other Information:
Shares
Sold	12,023,911	8,941,470
Reinvested	6,511,481	4,659,529
Redeemed	(16,224,329)	(20,071,591)

Net Increase/(Decrease)	2,311,063	(6,470,592)

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12

$(918,710)	$13,990,253	$6,752,629	$10,941,238

187,317,981	99,670,897	101,705,070	70,919,523

196,624,646	56,991,921	136,970,302	20,926,854

383,023,917	170,653,071	245,428,001	102,787,615

(1,053,473)	(6,664,035)	(4,752,909)	(8,673,403)
—	(122,213)	(68,116)	(258,971)
—	(36,052)	(70,679)	(197,187)
(2,539,539)	(6,950,643)	(1,857,804)	(2,722,078)

(15,480,455)	—	(11,780,767)	—
(761,575)	—	(709,927)	—
(97,799)	—	(335,747)	—
(15,310,507)	—	(3,474,882)	—

(35,243,348)	(13,772,943)	(23,050,831)	(11,851,639)

301,163,964	235,198,183	81,874,599	41,968,312
34,084,571	13,204,432	22,203,055	11,334,847
(445,489,560)	(772,107,255)	(143,726,504)	(159,725,730)

(110,241,025)	(523,704,640)	(39,648,850)	(106,422,571)

237,539,544	(366,824,512)	182,728,320	(15,486,595)

1,082,888,457	1,449,712,969	662,931,172	678,417,767

$1,320,428,001	$1,082,888,457	$845,659,492	$662,931,172

$—	$—	$(4,567)	$—

$—	$49,810	$—	$—

9,646,048	9,515,089	1,584,994	1,007,469
1,005,649	512,843	387,267	260,349
(14,440,666)	(31,130,760)	(2,734,202)	(3,840,328)

(3,788,969)	(21,102,828)	(761,941)	(2,572,510)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Investors

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income/(loss)	$(57,808)	$208,701
Net realized gain from investments and foreign currency transactions	4,893,251	1,650,374
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	7,170,100	1,102,651

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,005,543	2,961,726

Distributions to Shareholders
Net investment income
Class A	(507)	(168,130)
Class C	(88)	(2,308)
Class K	(10)	(2,104)
Class Y	(55,843)	(34,547)
Net realized gain on investments
Class A	(159,171)	—
Class C	(27,593)	—
Class K	(3,059)	—
Class Y	(333,997)	—

Total Distributions	(580,268)	(207,089)

Capital Share Transactions
Proceeds from sales of shares	99,663,148	3,261,985
Reinvestment of distributions	544,826	184,778
Cost of shares redeemed	(12,994,813)	(6,298,605)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	87,213,161	(2,851,842)

Net Increase/(Decrease) in Net Assets	98,638,436	(97,205)

Net Assets
Beginning of year	15,364,303	15,461,508

End of year	$114,002,739	$15,364,303

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,761)	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$1,019

Other Information:
Shares
Sold	8,125,153	384,467
Reinvested	42,997	20,758
Redeemed	(1,145,196)	(758,371)

Net Increase/(Decrease)	7,022,954	(353,146)

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Year Ended 12/31/13	For the Year Ended 12/31/12

$364,373	$(2,939,397)

274,961,268	52,501,985

(310,673,217)	158,279,623

(35,347,576)	207,842,211

—	—
—	—
—	—
—	(2,867,520)

(45,921,954)	(4,637,400)
(5,022,226)	(452,717)
(284,620)	(26,064)
(120,136,747)	(6,744,213)

(171,365,547)	(14,727,914)

2,648,854,448	2,074,031,364
154,071,166	12,791,915
(1,949,378,341)	(1,229,293,915)

853,547,273	857,529,364

646,834,150	1,050,643,661

4,140,666,245	3,090,022,584

$4,787,500,395	$4,140,666,245

$—	$(7,300,883)

$(7,946,560)	$—

70,559,651	57,153,562
4,508,492	352,152
(52,356,575)	(34,083,314)

22,711,568	23,422,400

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Year Ended 12/31/13	$31.93	$(0.15)	$13.48	$13.33	$—	$(5.17)
Year Ended 12/31/12	29.28	(0.09)	5.74	5.65	—	(3.00)
Year Ended 12/31/11	33.09	(0.27)	(2.28)	(2.55)	—	(1.26)
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—

Class K
Year Ended 12/31/13	$31.14	$(0.18)	$13.03	$12.85	$—	$(5.17)
Year Ended 12/31/12	28.75	(0.39)	5.78	5.39	—	(3.00)
Year Ended 12/31/11	32.67	(0.51)	(2.15)	(2.66)	—	(1.26)
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—

Class Y
Year Ended 12/31/13	$32.38	$(0.06)	$13.75	$13.69	$(0.04)	$(5.17)
Year Ended 12/31/12	29.58	0.02	5.78	5.80	—	(3.00)
Year Ended 12/31/11	33.31	(0.16)	(2.31)	(2.47)	—	(1.26)
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—

See notes to Financial Highlights on page 71.

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(5.17)	$40.09	42.15%	$1,335,819	1.45%	1.51%	(0.39)%	(0.45)%	49%
(3.00)	31.93	19.39%	1,137,349	1.45%	1.48%	(0.21)%	(0.24)%	39%
(1.26)	29.28	(7.59)%	1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%

$(5.17)	$38.82	41.68%	$4,920	1.79%	1.85%	(0.73)%	(0.79)%	49%
(3.00)	31.14	18.84%	3,770	1.90%	1.93%	(0.65)%	(0.68)%	39%
(1.26)	28.75	(8.03)%	3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%

$(5.21)	$40.86	42.68%	$969,934	1.11%	1.17%	(0.04)%	(0.10)%	49%
(3.00)	32.38	19.70%	619,450	1.16%	1.19%	0.13%	0.10%	39%
(1.26)	29.58	(7.30)%	507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Year Ended 12/31/13	$25.93	$(0.07)	$9.82	$9.75	$(0.06)	$(0.86)
Year Ended 12/31/12	23.04	0.26	2.92	3.18	(0.29)	—
Year Ended 12/31/11	25.91	(0.14)	(2.73)	(2.87)	—	—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—

Class C
Year Ended 12/31/13	$25.13	$(0.35)	$9.55	$9.20	$—	$(0.86)
Year Ended 12/31/12	22.35	(0.04)	2.94	2.90	(0.12)	—
Year Ended 12/31/11	25.33	(0.27)	(2.71)	(2.98)	—	—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—

Class K
Year Ended 12/31/13	$25.54	$(0.31)	$9.78	$9.47	$—	$(0.86)
Year Ended 12/31/12	22.73	0.21	2.83	3.04	(0.23)	—
Year Ended 12/31/11	25.66	(0.16)	(2.77)	(2.93)	—	—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—

Class Y
Year Ended 12/31/13	$26.09	$0.02	$9.88	$9.90	$(0.14)	$(0.86)
Year Ended 12/31/12	23.19	0.43	2.84	3.27	(0.37)	—
Year Ended 12/31/11	26.01	(0.02)	(2.80)	(2.82)	—	—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—

See notes to Financial Highlights on page 71.

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.92)	$34.76	37.68%	$642,364	1.28%	1.35%	(0.17)%	(0.24)%	48%
(0.29)	25.93	13.83%	584,056	1.28%	1.37%	0.94%	0.85%	58%
—	23.04	(11.08)%	805,042	1.28%	1.31%	(0.35)%	(0.38)%	40%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%	(0.59)%	51%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%

$(0.86)	$33.47	36.69%	$30,534	2.03%	2.11%	(0.92)%	(1.00)%	48%
(0.12)	25.13	12.98%	25,402	2.03%	2.11%	0.28%	0.20%	58%
—	22.35	(11.76)%	27,851	2.03%	2.10%	(1.07)%	(1.14)%	40%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%	(1.29)%	51%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%

$(0.86)	$34.15	37.16%	$3,948	1.68%	1.70%	(0.55)%	(0.57)%	48%
(0.23)	25.54	13.38%	4,116	1.68%	1.74%	0.71%	0.65%	58%
—	22.73	(11.42)%	3,184	1.68%	1.81%	(0.71)%	(0.84)%	40%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%	(0.96)%	51%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%

$(1.00)	$34.99	38.05%	$643,582	1.03%	1.14%	0.08%	(0.03)%	48%
(0.37)	26.09	14.12%	469,314	1.03%	1.12%	1.23%	1.14%	58%
—	23.19	(10.84)%	613,636	1.03%	1.14%	(0.06)%	(0.17)%	40%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%	(0.17)%	51%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	(0.39)%	(0.37)%	63%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/13	$43.95	$0.45[3]	$16.28	$16.73	$(0.47)	$(1.15)	$(1.62)
Year Ended 12/31/12	38.48	0.67[3]	5.58	6.25	(0.78)	—	(0.78)
Year Ended 12/31/11	42.51	0.24[3]	(4.09)	(3.85)	(0.23)	—	(0.23)
Year Ended 12/31/10	37.04	0.12[3]	6.03	6.15	(0.68)	—	(0.68)
Year Ended 12/31/09	29.70	0.36	7.02	7.38	(0.05)	—	(0.05)

Class C
Year Ended 12/31/13	$40.66	$0.02[3]	$15.01	$15.03	$(0.11)	$(1.15)	$(1.26)
Year Ended 12/31/12	35.63	0.30[3]	5.17	5.47	(0.44)	—	(0.44)
Year Ended 12/31/11	39.44	(0.08)[3]	(3.78)	(3.86)	—	—	—
Year Ended 12/31/10	34.57	(0.15)[3]	5.59	5.44	(0.57)	—	(0.57)
Year Ended 12/31/09	27.93	0.18	6.50	6.68	(0.05)	—	(0.05)

Class K
Year Ended 12/31/13	$43.88	$0.25[3]	$16.23	$16.48	$(0.24)	$(1.15)	$(1.39)
Year Ended 12/31/12	38.42	0.53[3]	5.55	6.08	(0.62)	—	(0.62)
Year Ended 12/31/11	42.35	0.06[3]	(4.04)	(3.98)	—	—	—
Year Ended 12/31/10	36.94	(0.01)[3]	5.99	5.98	(0.57)	—	(0.57)
Year Ended 12/31/09	29.75	0.14	7.09	7.23	(0.05)	—	(0.05)

Class Y
Year Ended 12/31/13	$43.83	$0.59[3]	$16.27	$16.86	$(0.62)	$(1.15)	$(1.77)
Year Ended 12/31/12	38.38	0.77[3]	5.59	6.36	(0.91)	—	(0.91)
Year Ended 12/31/11	42.46	0.38[3]	(4.12)	(3.74)	(0.39)	—	(0.39)
Year Ended 12/31/10	37.00	0.25[3]	6.03	6.28	(0.82)	—	(0.82)
Year Ended 12/31/09	29.62	0.31	7.11	7.42	(0.05)	—	(0.05)

See notes to Financial Highlights on pages 71.

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$59.06	38.17%	$618,893	0.92%	0.92%	0.86%	0.86%	48%
—	43.95	16.26%	491,082	0.98%	0.98%	1.59%	1.59%	51%
0.05	38.48	(8.92)%[4]	485,820	0.92%	0.92%	0.58%	0.58%	41%
—	42.51	16.63%	734,834	0.95%	0.96%	0.31%	0.30%	50%
0.01	37.04	24.89%[4]	698,280	0.93%	1.04%	0.98%	0.87%	145%

$—	$54.43	37.06%	$34,506	1.74%	1.74%	0.04%	0.04%	48%
—	40.66	15.37%	23,824	1.75%	1.75%	0.78%	0.78%	51%
0.05	35.63	(9.66)%[4]	27,323	1.69%	1.69%	(0.22)%	(0.22)%	41%
—	39.44	15.76%	48,829	1.70%	1.70%	(0.42)%	(0.42)%	50%
0.01	34.57	23.97%[4]	38,885	1.77%	1.77%	0.06%	0.06%	145%

$—	$58.97	37.66%	$16,785	1.31%	1.31%	0.48%	0.48%	48%
—	43.88	15.84%	13,911	1.33%	1.33%	1.26%	1.26%	51%
0.05	38.42	(9.28)%[4]	13,667	1.33%	1.33%	0.13%	0.13%	41%
—	42.35	16.21%	28,458	1.30%	1.33%	(0.02)%	(0.05)%	50%
0.01	36.94	24.35%[4]	22,179	1.28%	1.40%	0.52%	0.40%	145%

$—	$58.92	38.58%	$175,475	0.65%	0.65%	1.13%	1.13%	48%
—	43.83	16.58%	134,114	0.69%	0.69%	1.84%	1.84%	51%
0.05	38.38	(8.65)%[4]	144,642	0.63%	0.63%	0.98%	0.98%	41%
—	42.46	17.01%	22,250	0.63%	0.63%	0.65%	0.65%	50%
0.01	37.00	25.10%[4]	3,239	0.76%	0.76%	1.12%	1.12%	145%

See notes to Financial Highlights on pages 71.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Year Ended 12/31/13	$8.96	$(0.02)[3]	$4.14	$4.12	$— [5]	$(0.06)
Year Ended 12/31/12	7.48	0.12 [3]	1.48	1.60	(0.12)	—
Year Ended 12/31/11	7.88	(0.01)[3]	(0.39)	(0.40)	—	—
Year Ended 12/31/10	6.31	(0.01)[3]	1.58	1.57	—	—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—

Class C
Year Ended 12/31/13	$8.60	$(0.11)[3]	$3.97	$3.86	$— [5]	$(0.06)
Year Ended 12/31/12	7.16	0.05 [3]	1.42	1.47	(0.03)	—
Year Ended 12/31/11	7.60	(0.06)[3]	(0.38)	(0.44)	—	—
Year Ended 12/31/10	6.09	(0.03)[3]	1.54	1.51	—	—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—

Class K
Year Ended 12/31/13	$8.59	$(0.07)[3]	$3.97	$3.90	$— [5]	$(0.06)
Year Ended 12/31/12	7.16	0.09 [3]	1.42	1.51	(0.08)	—
Year Ended 12/31/11	7.57	(0.03)[3]	(0.38)	(0.41)	—	—
Year Ended 12/31/10	6.07	(0.01)[3]	1.51	1.50	—	—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—

Class Y
Year Ended 12/31/13	$9.01	$0.01 [3]	$4.17	$4.18	$(0.01)	$(0.06)
Year Ended 12/31/12	7.52	0.11 [3]	1.53	1.64	(0.15)	—
Year Ended 12/31/11	7.92	— [3,5]	(0.40)	(0.40)	—	—
Year Ended 12/31/10	6.35	(0.01)[3]	1.58	1.57	—	—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—

See notes to Financial Highlights on pages 71.

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(0.06)	$13.02	46.04%	$35,159	1.30%	1.89%	(0.23)%	(0.82)%	128%
(0.12)	8.96	21.46%	12,183	1.30%	2.28%	1.42%	0.44%	97%
—	7.48	(5.08)%	11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%

$(0.06)	$12.40	44.94%	$6,473	2.05%	2.66%	(0.99)%	(1.59)%	128%
(0.03)	8.60	20.59%	588	2.05%	3.31%	0.62%	(0.64)%	97%
—	7.16	(5.79)%	642	1.87%	2.99%	(0.75)%	(1.87)%	55%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%

$(0.06)	$12.43	45.46%	$628	1.70%	2.56%	(0.66)%	(1.51)%	128%
(0.08)	8.59	21.04%	211	1.70%	3.22%	1.17%	(0.35)%	97%
—	7.16	(5.42)%	151	1.52%	2.65%	(0.40)%	(1.53)%	55%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%

$(0.07)	$13.12	46.45%	$71,743	1.05%	1.44%	0.04%	(0.34)%	128%
(0.15)	9.01	21.86%	2,382	1.05%	1.91%	1.38%	0.52%	97%
—	7.52	(5.05)%	2,954	1.05%	1.72%	0.05%	(0.62)%	55%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%

See notes to Financial Highlights on pages 71.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Year Ended 12/31/13	$36.60	$(0.07)[3]	$(0.20)	$(0.27)	$—	$(1.31)
Year Ended 12/31/12	34.60	(0.10)[3]	2.21	2.11	—	(0.11)
Year Ended 12/31/11	37.58	(0.15)[3]	(2.60)	(2.75)	—	(0.23)
Year Ended 12/31/10	29.94	(0.14)[3]	7.78	7.64	—	—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—

Class C
Year Ended 12/31/13	$34.98	$(0.34)[3]	$(0.19)	$(0.53)	$—	$(1.31)
Year Ended 12/31/12	33.30	(0.33)[3]	2.12	1.79	—	(0.11)
Year Ended 12/31/11	36.45	(0.40)[3]	(2.52)	(2.92)	—	(0.23)
Year Ended 12/31/10	29.26	(0.38)[3]	7.57	7.19	—	—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—

Class K
Year Ended 12/31/13	$35.57	$(0.18)[3]	$(0.22)	$(0.40)	$—	$(1.31)
Year Ended 12/31/12	33.74	(0.22)[3]	2.16	1.94	—	(0.11)
Year Ended 12/31/11	36.81	(0.30)[3]	(2.54)	(2.84)	—	(0.23)
Year Ended 12/31/10	29.46	(0.28)[3]	7.63	7.35	—	—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—

Class Y
Year Ended 12/31/13	$37.23	$0.06 [3]	$(0.22)	$(0.16)	$—	$(1.31)
Year Ended 12/31/12	35.10	0.04 [3]	2.25	2.29	(0.05)	(0.11)
Year Ended 12/31/11	38.00	(0.01)[3]	(2.66)	(2.67)	—	(0.23)
Year Ended 12/31/10	30.17	(0.02)[3]	7.85	7.83	—	—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—

See notes to Financial Highlights on pages 71.

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.31)	$35.02	(0.60)%	$1,254,213	1.43%	1.46%	(0.18)%	(0.21)%	39%
(0.11)	36.60	6.10%	1,561,862	1.45%	1.52%	(0.27)%	(0.34)%	36%
(0.23)	34.60	(7.31)%	1,397,688	1.45%	1.48%	(0.41)%	(0.44)%	25%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%	(0.46)%	27%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%	(0.14)%	34%

$(1.31)	$33.14	(1.37)%	$128,948	2.21%	2.24%	(0.95)%	(0.98)%	39%
(0.11)	34.98	5.38%	147,154	2.14%	2.21%	(0.96)%	(1.03)%	36%
(0.23)	33.30	(8.01)%	105,206	2.18%	2.21%	(1.11)%	(1.14)%	25%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%	(1.25)%	27%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%	(1.01)%	34%

$(1.31)	$33.86	(0.98)%	$7,596	1.79%	1.82%	(0.51)%	(0.54)%	39%
(0.11)	35.57	5.75%	8,892	1.80%	1.87%	(0.64)%	(0.71)%	36%
(0.23)	33.74	(7.71)%	5,439	1.87%	1.90%	(0.83)%	(0.86)%	25%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%	(0.91)%	27%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%	(0.73)%	34%

$(1.31)	$35.76	(0.29)%	$3,396,743	1.12%	1.15%	0.14%	0.11%	39%
(0.16)	37.23	6.52%	2,422,758	1.06%	1.13%	0.12%	0.05%	36%
(0.23)	35.10	(7.02)%	1,581,690	1.12%	1.15%	(0.03)%	(0.06)%	25%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%	(0.10)%	27%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%	0.17%	34%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund for 2011 (9.05)%, (9.78)%, (9.42)% and (8.79)%; for 2009 24.86%, 23.93%, 24.32% and 25.10% for Class A, Class C, Class K and Class Y, respectively.

[5]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2013

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Investors Fund, which is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

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Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain

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NOTES TO FINANCIAL STATEMENTS

exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Global Natural Resources Fund
Common Stocks	$1,023,282,077	$—	$—	$(1,023,282,077)	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

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b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net

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NOTES TO FINANCIAL STATEMENTS

realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A or Y shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class A or Y shares during the period.

Fund	Expense Limitation
RS Partners Fund, Class A*	1.45%
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class Y**	1.12%
*	The expense limitation in effect from January 1, 2013 through April 30, 2013 was 1.49%. In addition, RS Investments voluntarily imposed an expense limitation of 1.45% from January 1, 2013 through April 30, 2013.

**	The expense limitation in effect from January 1, 2013 through April 30, 2013 was 1.45% for Class A shares. From May 1, 2013 through December 31, 2013, the fee waiver for Class A shares was equal to the level of fee waiver for Class Y shares.

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NOTES TO FINANCIAL STATEMENTS

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$3,037,543
	Class K	0.65%	28,923
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$1,579,857
	Class C	1.00%	280,544
	Class K	0.65%	28,137
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$1,411,308
	Class C	1.00%	289,776
	Class K	0.65%	107,082
	Class Y	0.00%	—

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NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS Investors Fund	Class A	0.25%	$44,818
	Class C	1.00%	19,299
	Class K	0.65%	2,536
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$3,702,284
	Class C	1.00%	1,526,120
	Class K	0.65%	56,442
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2013, PAS informed the Trust it received $2,039,756 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$7,837
RS Value Fund	18,227
RS Large Cap Alpha Fund	31,726
RS Investors Fund	13,984
RS Global Natural Resources Fund	55,185

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NOTES TO FINANCIAL STATEMENTS

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$15
RS Value Fund	1,790
RS Large Cap Alpha Fund	1,562
RS Investors Fund	1,119
RS Global Natural Resources Fund	54,748

During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Funds. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2013, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	eHealth, Inc.	1,301,925		138,000	851,340	588,585	$—	$	*	*
	FTD Cos., Inc.	—	*	983,583	—	983,583	—		32,045,134
	Integrated Device Technology, Inc.	9,325,234		1,069,709	2,615,230	7,779,713	—		79,275,275
									$111,320,409

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NOTES TO FINANCIAL STATEMENTS

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Global Natural Resources Fund	Compass Minerals International, Inc.	2,046,197		210,700	468,332	1,788,565	$3,948,177	$143,174,628
	Hudbay Minerals, Inc.	2,770,281	*	7,118,700	—	9,888,981	355,678	80,990,755
	Iluka Resources Ltd.	16,916,567	*	11,585,654	5,469,406	23,032,815	2,411,142	177,484,623
	Mineral Resources Ltd.	3,906,313	*	10,323,913	44,854	14,185,372	5,011,657	150,346,861
	Ophir Energy PLC	8,565,503	*	21,027,694	—	29,593,197	—	160,637,905
	Painted Pony Petroleum Ltd.	2,961,890	*	2,927,900	—	5,889,790	—	38,479,776
	Peyto Exploration & Development Corp.	8,291,460		261,300	2,458,200	6,094,560	—	*	*
	PICO Holdings, Inc.	1,556,353		—	1,556,353	—	—	*	*
	Rosetta Resources, Inc.	978,900	*	2,281,784	700	3,259,984	—	156,609,631
	Salamander Energy PLC	23,545,859		443,800	—	23,989,659	—	44,393,440
	Sociedad Quimica y Minera de Chile S.A., ADR	—	*	9,878,268	—	9,878,268	6,037,310	255,649,576
	Taseko Mines Ltd.	23,960,835		—	500,400	23,460,435	—	49,736,122
								$1,257,503,317
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2013	2012	2013	2012
RS Partners Fund	$100,232,158	$16,475,568	$163,578,158	$136,178,005
RS Value Fund	3,593,012	13,772,943	31,650,336	—
RS Large Cap Alpha Fund	6,749,508	11,851,639	16,301,323	—
RS Investors Fund	56,448	207,089	523,820	—
RS Global Natural Resources Fund	44,273,138	2,734,479	127,092,409	11,993,435

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$(39,069)	$5,852,886	$(5,813,817)
RS Value Fund	(4,732,061)	4,461,912	270,149
RS Large Cap Alpha Fund	—	(7,688)	7,688
RS Investors Fund	(113,717)	111,476	2,241
RS Global Natural Resources Fund	—	(1,010,050)	1,010,050
The tax basis of distributable earnings as of December 31, 2013 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$24,173,140	$38,991,486
RS Value Fund	—	27,375,871
RS Large Cap Alpha Fund	—	6,809,226
RS Investors Fund	—	197,442
RS Global Natural Resources Fund	6,166,094	147,540,728

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Value Fund	$128,237,521
RS Large Cap Alpha Fund	79,304,409
RS Investors Fund	4,359,019

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NOTES TO FINANCIAL STATEMENTS

See the chart below for capital loss carryovers available to the Funds at December 31, 2013.

	Expiring
Fund	2016	Total
RS Large Cap Alpha Fund	$6,563,778	$6,563,778

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$28,303
RS Large Cap Alpha Fund	4,248
RS Investors Fund	1,761

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,607,041,730	$705,829,925	$712,916,885	$(7,086,960)
RS Value Fund	996,242,910	323,443,600	329,116,680	(5,673,080)
RS Large Cap Alpha Fund	659,907,127	185,577,236	196,814,083	(11,236,847)
RS Investors Fund	104,786,466	8,825,926	8,825,926	—
RS Global Natural Resources Fund	4,713,188,734	77,919,628	552,478,291	(474,558,663)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,920,082	$186,781,456	4,052,117	$129,327,103
Shares reinvested	3,849,057	150,652,098	3,116,127	98,563,083
Shares redeemed	(11,075,633)	(412,851,322)	(15,607,801)	(499,295,519)

Net decrease	(2,306,494)	$(75,417,768)	(8,439,557)	$(271,405,333)

Class K
Shares sold	22,764	$830,010	21,742	$679,959
Shares reinvested	15,587	590,584	10,742	331,389
Shares redeemed	(32,710)	(1,220,553)	(49,703)	(1,563,404)

Net increase/(decrease)	5,641	$200,041	(17,219)	$(552,056)

Class Y
Shares sold	7,081,065	$276,739,818	4,867,611	$157,391,846
Shares reinvested	2,646,837	105,555,862	1,532,660	49,167,726
Shares redeemed	(5,115,986)	(196,013,915)	(4,414,087)	(144,149,275)

Net increase	4,611,916	$186,281,765	1,986,184	$62,410,297

RS Value Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,708,920	$80,650,680	2,334,306	$57,393,888
Shares reinvested	472,755	15,983,853	250,061	6,421,580
Shares redeemed	(7,230,385)	(222,546,043)	(15,001,039)	(368,379,177)

Net decrease	(4,048,710)	$(125,911,510)	(12,416,672)	$(304,563,709)

Class C
Shares sold	95,107	$2,867,668	128,117	$3,047,302
Shares reinvested	21,267	692,433	4,336	107,949
Shares redeemed	(214,874)	(6,371,390)	(367,604)	(8,760,171)

Net decrease	(98,500)	$(2,811,289)	(235,151)	$(5,604,920)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Value Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	33,353	$1,017,390	66,847	$1,657,344
Shares reinvested	2,944	97,800	1,425	36,053
Shares redeemed	(81,856)	(2,509,849)	(47,176)	(1,116,402)

Net increase/(decrease)	(45,559)	$(1,394,659)	21,096	$576,995

Class Y
Shares sold	6,808,668	$216,628,226	6,985,819	$173,099,649
Shares reinvested	508,683	17,310,485	257,021	6,638,850
Shares redeemed	(6,913,551)	(214,062,278)	(15,714,941)	(393,851,505)

Net increase/(decrease)	403,800	$19,876,433	(8,472,101)	$(214,113,006)

RS Large Cap Alpha Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	770,222	$39,863,641	377,240	$15,695,425
Shares from conversion of Class B shares*	—	—	169,792	7,128,629
Shares reinvested	279,779	16,087,204	190,934	8,330,457
Shares redeemed	(1,746,067)	(91,479,380)	(2,190,045)	(91,884,470)

Net decrease	(696,066)	$(35,528,535)	(1,452,079)	$(60,729,959)

Class B
Shares sold	—	$—	4	$152
Shares converted to Class A shares*	—	—	(179,925)	(7,128,629)
Shares redeemed	—	—	(11,731)	(445,928)

Net decrease	—	$—	(191,652)	$(7,574,405)

Class C
Shares sold	118,542	$5,844,907	55,294	$2,132,013
Shares reinvested	11,716	621,052	4,972	200,826
Shares redeemed	(82,261)	(3,960,342)	(241,138)	(9,296,056)

Net increase/(decrease)	47,997	$2,505,617	(180,872)	$(6,963,217)

Class K
Shares sold	90,115	$4,631,831	69,022	$2,872,105
Shares reinvested	7,078	406,427	4,526	197,187
Shares redeemed	(129,586)	(6,911,987)	(112,298)	(4,738,510)

Net decrease	(32,393)	$(1,873,729)	(38,750)	$(1,669,218)

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RS Large Cap Alpha Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class Y
Shares sold	606,115	$31,534,220	336,117	$14,139,988
Shares reinvested	88,694	5,088,372	59,917	2,606,377
Shares redeemed	(776,288)	(41,374,795)	(1,105,191)	(46,232,137)

Net decrease	(81,479)	$(4,752,203)	(709,157)	$(29,485,772)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investors Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,138,974	$25,576,182	213,635	$1,816,237
Shares reinvested	10,883	137,449	17,108	152,263
Shares redeemed	(809,323)	(9,290,055)	(437,818)	(3,697,315)

Net increase/(decrease)	1,340,534	$16,423,576	(207,075)	$(1,728,815)

Class C
Shares sold	476,299	$5,415,512	21,363	$172,706
Shares reinvested	1,806	21,734	216	1,846
Shares redeemed	(24,383)	(253,293)	(42,874)	(338,728)

Net increase/(decrease)	453,722	$5,183,953	(21,295)	$(164,176)

Class K
Shares sold	36,992	$393,733	11,377	$93,975
Shares reinvested	255	3,068	246	2,104
Shares redeemed	(11,335)	(122,380)	(8,089)	(66,379)

Net increase	25,912	$274,421	3,534	$29,700

Class Y
Shares sold	5,472,888	$68,277,721	138,092	$1,179,067
Shares reinvested	30,053	382,575	3,188	28,565
Shares redeemed	(300,155)	(3,329,085)	(269,590)	(2,196,183)

Net increase/(decrease)	5,202,786	$65,331,211	(128,310)	$(988,551)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Global Natural Resources Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,551,050	$430,041,427	16,993,242	$609,579,525
Shares reinvested	1,286,043	43,391,080	121,300	4,365,620
Shares redeemed	(19,693,027)	(731,678,879)	(14,841,165)	(532,723,915)

Net increase/(decrease)	(6,855,934)	$(258,246,372)	2,273,377	$81,221,230

Class C
Shares sold	927,207	$33,078,644	1,815,112	$62,743,844
Shares reinvested	126,597	4,042,266	9,948	342,306
Shares redeemed	(1,369,068)	(47,815,297)	(777,821)	(26,675,009)

Net increase/(decrease)	(315,264)	$(10,694,387)	1,047,239	$36,411,141

Class K
Shares sold	76,086	$2,744,077	163,721	$5,542,216
Shares reinvested	7,800	254,440	653	22,818
Shares redeemed	(109,577)	(3,976,650)	(75,538)	(2,667,425)

Net increase/(decrease)	(25,691)	$(978,133)	88,836	$2,897,609

Class Y
Shares sold	58,005,308	$2,182,990,300	38,181,487	$1,396,165,779
Shares reinvested	3,088,052	106,383,380	220,251	8,061,171
Shares redeemed	(31,184,903)	(1,165,907,515)	(18,388,790)	(667,227,566)

Net increase	29,908,457	$1,123,466,165	20,012,948	$736,999,384

b. Shareholder Concentration As of December 31, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	4	55.27%
RS Value Fund	4	63.68%
RS Large Cap Alpha Fund	2	23.85%
RS Investors Fund	3	59.85%
RS Global Natural Resources Fund	3	47.83%

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2013, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$909,177,233	$1,045,189,920
RS Value Fund	553,660,871	706,642,791
RS Large Cap Alpha Fund	352,570,123	415,475,698
RS Investors Fund	119,219,811	38,348,635
RS Global Natural Resources Fund	2,446,627,529	1,711,151,176

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of the securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investors Fund	$—	$317,796	10	1.36%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

It is expected that, in the second quarter of 2014, SailingStone Capital Partners LLC (“SailingStone”) will begin serving as sub-adviser for RS Global Natural Resources Fund and that portfolio managers at SailingStone will assume responsibility for the day-to-day management of the Fund. SailingStone is a newly formed investment advisory firm founded by members of the portfolio management team currently responsible for the day-to-day management of RS Global Natural Resources Fund. On February 13, 2014, the Board of Trustees of RS Investment Trust approved the terms of the sub-advisory agreement between RS Investments and SailingStone (the “Sub-Advisory Agreement”), pursuant to which SailingStone would serve as sub-adviser to RS Global Natural Resources Fund. Implementation of the Sub-Advisory Agreement is subject to approval by the shareholders of RS Global Natural Resources Fund.

Also on February 13, 2014, the Board of Trustees of RS Investment Trust approved an interim sub-advisory agreement between RS Investments and SailingStone (the “Interim Sub-Advisory Agreement”), to be effective for the period from its execution (the “Effective Date”) through the earlier of (i) 150 days from the Effective Date or (ii) the effective date of the Sub-Advisory Agreement following the approval of the Sub-Advisory Agreement by the shareholders of RS Global Natural Resources Fund. The Interim Sub-Advisory Agreement may remain in effect for such longer period as the SEC or its staff shall permit. Additionally, the Effective Date shall not be prior to the receipt by SailingStone of no-action relief confirming that the SEC staff will not recommend that the SEC take any enforcement action under Section 15(a) of the 1940 Act against SailingStone, RS Investments, and RS Global Natural Resources Fund if, under the circumstances, RS Investments and SailingStone enter into the Interim Sub-Advisory Agreement without prior approval by shareholders of RS Global Natural Resources Fund.

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other material events have occurred that require disclosure.

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Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Partners Fund

RS Value Fund

RS Large Cap Alpha Fund

RS Investors Fund

RS Global Natural Resources Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (five of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

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TAX DESIGNATION (UNAUDITED)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2013 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Partners Fund	21.54%
RS Value Fund	100.00%
RS Large Cap Alpha Fund	100.00%
RS Investors Fund	1.80%
RS Global Natural Resources Fund	100.00%

Dividend Received Deduction:

RS Partners Fund	18.00%
RS Value Fund	100.00%
RS Large Cap Alpha Fund	100.00%
RS Investors Fund	1.81%
RS Global Natural Resources Fund	31.31%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2013:

RS Partners Fund	$163,578,158
RS Value Fund	31,650,336
RS Large Cap Alpha Fund	16,301,323
RS Investors Fund	523,820
RS Global Natural Resources Fund	127,092,409

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to

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SUPPLEMENTAL INFORMATION (UNAUDITED)

continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees

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SUPPLEMENTAL INFORMATION (UNAUDITED)

at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to

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relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back- office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007–present); Clipper Fund, Inc. (April 2006–present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None

98	www.rsinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+
Independent Trustees (continued)
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012–present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	32	Arch Capital Group Ltd. (2013–present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+
Interested Trustees and Principal Officers (continued)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti- Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009–July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012–July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007–December 2009).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A

100	www.rsinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+
Interested Trustees and Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006– March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

102	www.rsinvestments.com

One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015096 (12/13)

RS FIXED INCOME FUNDS

Class A, C, K, and Y Shares

RS INVESTMENT QUALITY BOND FUND

RS LOW DURATION BOND FUND

RS HIGH YIELD FUND

RS TAX-EXEMPT FUND

RS HIGH INCOME MUNICIPAL BOND FUND

RS FLOATING RATE FUND

RS STRATEGIC INCOME FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	International	Fixed Income
RS Partners Fund*	RS International Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Emerging Markets Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Global Fund	RS High Yield Fund
RS Investors Fund	RS China Fund	RS Tax-Exempt Fund
RS High Income Municipal Bond Fund
Growth	Natural Resources	RS Floating Rate Fund
RS Small Cap Growth Fund	RS Global Natural Resources Fund*	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund
RS Growth Fund
RS Technology Fund
RS Small Cap Equity Fund*

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

After more than 30 years in this business, I know two things are certain: 1) performance is critical and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

At RS Investments we’re proud of the performance track record we delivered in 2013—9 of our 15 equity funds were in the top 25% of their Morningstar categories for the year—but more importantly, we’re dedicated to understanding the performance we deliver inside and out. We’ve recently established an Investment Strategy Group (ISG) to study our portfolios to understand how we generate returns, and to help us gain efficiencies. We believe that scientifically measuring our portfolios should help us gain insight on optimizing that process. The idea is to sharpen and strengthen the fundamental inputs of our investment process in an effort to maximize performance.

The members of ISG have worked alongside our investment analysts to develop and refine our top-tier analytical tools. Together, we hope their impassioned collaboration will lead to a meaningful impact in long-term performance.

The ISG will also concentrate on new product development, so that we keep our finger on the pulse of investment trends, industry research, and insights to seize the right opportunities and to roll out strategies we think are a good strategic fit with RS Investments’ capabilities. Simply put, the ISG will aim to harness the intellectual rigor that already exists in the firm, and apply that directly toward product development ideas.

In the pages that follow, you’ll find an update on the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insights and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

Rankings based on 1-year total return as of 12/31/13 for Class A Shares of RS Funds. Rankings do not reflect sales load. Past performance is no guarantee of future results. RS Partners Fund was ranked 113th out of 681 in Small Blend Category. RS Value Fund was ranked 86th out of 399 in Mid-Cap Blend Category. RS Large Cap Alpha Fund was ranked 106th out of 1,559 in Large Blend Category. RS Investors Fund was ranked 9th out of 399 in Mid-Cap Blend Category. RS Small Cap Growth Fund was ranked 66th out of 714 in Small Growth Category. RS Mid Cap Growth Fund was ranked 22nd out of 703 in Mid-Cap Growth Category. RS Growth Fund was ranked 72nd out of 1,712 in Large Growth Category. RS Technology Fund was ranked 28th out of 199 in Technology Category. RS Small Cap Equity Fund was ranked 61st out of 714 in Small Growth Category.

Morningstar Data: ©Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.rsinvestments.com.

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.rsinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•	Rising interest rates and the prospect of reduced support from the U.S. Federal Reserve (the “Fed”) contributed to negative returns in most fixed income sectors in 2013.

•

RS Investment Quality Bond Fund (the “Fund”) delivered a negative return for the 12 months ended December 31, 2013, but outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s security selection and significant exposure to outperforming non-Treasury sectors that are not in the Index contributed to relative performance.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the Fed suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. The weakest performer was the municipal bond market, which was challenged by Detroit’s bankruptcy filing, difficulties in Puerto Rico, and significant fund outflows.

Performance Update

The Fund (Class A Shares) returned -1.64% for the 12 months ended December 31, 2013, outperforming a -2.02% Index return.

Portfolio Review

In a challenging year for the fixed income market, the Fund’s overweight positions in non-Treasury spread sectors, including several sectors that are outside of the Index, were the key to its outperformance.

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RS INVESTMENT QUALITY BOND FUND

The leading contributor to the Fund’s outperformance was corporate debt, where the Fund benefitted from positive security selection in investment grade bonds, which are in the Index, and from high yield investments, which are not in the Index.

We increased the Fund’s high yield bond holdings in the second and third quarters to take advantage of attractive valuations, and then decreased them somewhat in the fourth quarter after they appreciated in value.

The Fund’s relative performance also benefitted from its holdings in commercial mortgage-backed securities (CMBS), which are included in the Index, and non-Agency residential mortgage-backed securities (RMBS), which are not in the Index. The Fund’s underweight exposure to Treasury securities, which underperformed the broader fixed income market, also contributed to the Fund’s performance.

During the year, we added to non-Agency RMBS and CMBS, which we believe have the potential to benefit from the improving real estate market while also helping to temper the Fund’s interest rate risk. Within RMBS, we focused on seasoned, investment grade, hybrid adjustable rate mortgages and floating rate mortgages that we believe have a low risk of default. In our view, adjustable rate securities are also well suited to take advantage of a potential rise in interest rates.

The Fund’s underweight in Agency RMBS was the largest detractor from relative performance. We reduced the Fund’s exposure to Agency RMBS because this sector becomes increasingly sensitive to increases in interest rates as they are occurring, and we view it as vulnerable to any potentially unsettling effects from the Fed’s taper. The Fund’s modest allocation to municipal bonds, which are not in the Index, also detracted from relative performance, and we reduced the Fund’s exposure to municipal bonds during the year.

The Fund’s duration, which is a measure of sensitivity to interest rate changes, continued to be lower than that of the Index, and we reduced it further during the second half of the year.

Outlook

We continue to take an active but risk-conscious investment approach. If an investment in a particular sector meets our risk criteria, and we believe that it offers potential value and adequate compensation, we are willing to diverge significantly from the Index. We believe this has the potential to benefit the Fund, especially in an environment where rising interest rates could contribute to volatility in many sectors.

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. We also believe that the Fed’s gradual approach to tapering, in addition to accommodative central bank policies in Japan, the United

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RS INVESTMENT QUALITY BOND FUND

Kingdom, and the European Union, will help to support the markets, including fixed income, in 2014. We continue to see potential for spread tightening, especially in investment grade and high yield corporate debt. We have sought to position the Fund to benefit from continued improvements in the economy and credit markets, while also looking for opportunities to reduce interest rate risk and other risks.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

6	www.rsinvestments.com

RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $134,050,623

Sector Allocation

Bond Quality Allocation[2]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
FNMA — Mortgage Pass-Through	3.000%	12/1/2043	1.76%
Domino’s Pizza Master Issuer LLC	5.216%	1/25/2042	1.57%
FNMA — Mortgage Pass-Through	4.500%	12/1/2043	1.50%
FHLMC — Mortgage Pass-Through	4.000%	12/1/2040	1.38%
Morgan Stanley Capital I Trust	5.230%	9/15/2042	1.31%
FHLMC — CMO	5.500%	9/15/2035	1.28%
Crown Castle Towers LLC	6.113%	1/15/2040	1.25%
SBA Tower Trust	4.254%	4/15/2040	1.25%
Citigroup Commercial Mortgage Trust	5.431%	10/15/2049	1.23%
JPMorgan Chase Commercial Mortgage Securities Corp.	3.364%	11/13/2044	1.21%
Total			13.74%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-1.64%	3.62%	5.75%	4.42%	5.28%
with maximum sales charge	-5.33%	2.33%	4.95%	4.02%	5.09%
Class C Shares (8/7/00)
without sales charge	-2.37%	2.88%	4.96%	3.64%	4.53%
with sales charge	-3.32%	2.88%	4.96%	3.64%	4.53%
Class K Shares (5/15/01)	-2.02%	3.21%	5.33%	4.00%	4.60%
Class Y Shares (5/12/09)	-1.35%	3.86%	—	—	5.74%
Barclays U.S Aggregate Bond Index[1]	-2.02%	3.26%	4.44%	4.55%	5.84%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2013: $14,297 (Class C), $14,806 (Class K), and $12,953 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•

Rising interest rates and the prospect of reduced support from the U.S. Federal Reserve (the “Fed”) contributed to negative returns in most fixed income sectors in 2013. Yet shorter-term interest rates remained relatively stable, and the Barclays U.S. Government 1–3 Year Bond Index[1] (the “Index”) proved to be resilient and ended the period with a modest gain.

•

RS Low Duration Bond Fund (the “Fund”) delivered negative performance in 2013, and underperformed the Index due to yield curve positioning that stemmed primarily from its investments in Agency collateralized mortgage obligations (CMOs). As our views and market conditions changed, we moved out of many of these positions mid-year, and we refocused the Fund’s curve exposure on shorter duration bonds.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the Fed suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Performance Update

The Fund (Class A Shares) returned -0.07% for the 12 months ended December 31, 2013, underperforming a 0.37% Index return.

Portfolio Review

In a challenging year for the fixed income market, the Fund’s performance relative to the Index was hindered by its yield curve positioning, which was largely the result of investments in Agency CMOs that were hard hit by the second quarter market selloff. This detraction outweighed positive contributions from corporate debt and several other outperforming non-Treasury sectors that are not included in the Index.

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RS LOW DURATION BOND FUND

In response to a strengthening economy and based on our expectation that interest rates would continue to rise, we restructured the portfolio in the second and third quarters, paring down Agency CMO holdings to a select few and reducing the Fund’s duration, which is a measure of sensitivity to interest rate changes. We also reduced exposure to lower-yielding asset-backed securities.

These changes bore fruit in the fourth quarter, when the Fund outperformed the Index as its yield curve positioning took a much smaller toll and was outweighed by positive contributions from investments outside of the Index, including its remaining Agency CMO holdings.

During the year, we increased the Fund’s weightings in investment grade and high yield corporate bonds, as well as in floating rate loans that offer credit seniority along with some protection against rising interest rates.

We also added to non-Agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, which we believe have the potential to benefit from the improving real estate market while also helping to temper the Fund’s interest rate risk. Within RMBS, we focused on seasoned, investment grade, hybrid adjustable rate mortgages and floating rate mortgages that we believe have a low risk of default. In our view, adjustable rate securities are also well suited to take advantage of a potential rise in interest rates.

Outlook

We continue to take an active but risk-conscious investment approach. If an investment in a particular sector meets our risk criteria, and we believe that it offers potential value and adequate compensation, we are willing to diverge significantly from the Index. We believe this has the potential to benefit the Fund, especially in an environment where rising interest rates could contribute to volatility in many sectors.

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. We also believe that the Fed’s gradual approach to tapering, in addition to accommodative central bank policies in Japan, the United Kingdom, and the European Union, will help to support the markets, including fixed income, in 2014. We continue to see potential for spread tightening, especially in investment grade and high yield corporate debt. We have sought to position the Fund to benefit from continued improvements in the economy and credit markets, while also looking for opportunities to reduce interest rate risk and other risks.

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RS LOW DURATION BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

12	www.rsinvestments.com

RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $1,326,165,908

Sector Allocation

Bond Quality Allocation[2]

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RS LOW DURATION BOND FUND

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
JPMorgan Chase Commercial Mortgage Securities Corp.	5.440%	6/12/2047	1.26%
Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/2048	1.26%
GE Capital Credit Card Master Note Trust	1.360%	8/17/2020	1.25%
Motel 6 Trust	1.948%	10/5/2025	1.24%
U.S. Treasury Notes	1.250%	10/31/2018	1.20%
Banc of America Commercial Mortgage Trust	5.115%	10/10/2045	1.15%
Bear Stearns Commercial Mortgage Securities Trust	5.405%	12/11/2040	1.13%
American Express Credit Account Master Trust	0.680%	3/15/2018	1.10%
Citigroup Commercial Mortgage Trust	5.431%	10/15/2049	1.08%
CS Commercial Mortgage Trust	5.791%	6/15/2038	1.04%
Total			11.71%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	-0.07%	1.55%	2.92%	3.00%	2.98%
with maximum sales charge	-2.35%	0.77%	2.45%	2.77%	2.75%
Class C Shares (7/30/03)
without sales charge	-0.85%	0.78%	2.15%	2.23%	2.21%
with sales charge	-1.83%	0.78%	2.15%	2.23%	2.21%
Class K Shares (7/30/03)	-0.50%	1.14%	2.51%	2.59%	2.57%
Class Y Shares (5/12/09)	0.15%	1.76%	—	—	2.92%
Barclays U.S. Government 1-3 Year Bond Index[1]	0.37%	0.81%	1.25%	2.67%	2.65%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2013: $12,471 (Class C), $12,916 (Class K) and $11,428 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•	The high yield market proved resilient in a challenging year for fixed income sectors in 2013.

•

RS High Yield Fund (the “Fund”) had a positive return for the 12 months ended December 31, 2013, but underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”). Negative sector selection, which outweighed positive security selection, was the key factor in the Fund’s underperformance.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the U.S. Federal Reserve (the “Fed”) suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. High yield bonds sold off sharply in the second quarter, but they proved resilient in the second half of the year as fixed income markets stabilized and investors’ risk aversion eased.

Issuance of new high yield bonds was a record $399 billion in 2013, compared with $368 billion in 2012. The brisk market allowed companies to refinance almost all of the debt that had been due to mature through the end of 2015.

Performance Update

The Fund (Class A Shares) returned 7.05% for the 12 months ended December 31, 2013, compared with a 7.44% return by the Index. Sector selection detracted from relative performance. Modest allocations to cash and equities also detracted from performance. Strong security selection, particularly in the energy, consumer, and technology sectors, partially offset these detractions.

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RS HIGH YIELD FUND

Portfolio Review

The Fund’s underweight in financial companies and overweights in wireless communications and natural gas pipelines detracted from relative performance, while overweights in supermarkets and life insurance contributed to performance. In the wireless communications sector, Telesat Canada was the Fund’s largest detractor.

Despite the Fund’s underweight in gas pipelines, it maintained an overweight in the energy sector as a whole, and the Fund’s energy holdings contributed to relative performance. Early in the year, we sought to position the Fund to participate in a possible pickup in merger and acquisition activity in the energy sector. The Fund benefited as natural gas pipeline company, Copano Energy, became the year’s strongest contributor to relative performance when it was acquired by Kinder Morgan Energy Partners, an investment grade company. Eagle Rock Energy Partners, an oil and natural gas trading and marketing company, also contributed to the Fund’s performance.

The energy sector’s contribution came despite a first-half setback from Brazil’s largest private oil and gas company, OGX Petroleo, which encountered operational difficulties, and despite a second-half reduction in earnings guidance from Covanta Holdings, a U.S. company that transforms waste products into a renewable energy source.

Within the technology area, the Fund’s relative performance was aided by an investment in First Data, one of the world’s largest payment processing companies.

We sought to position the Fund for moderate spread tightening in 2013, as we believed that the high yield sector was attractive both on a fundamental basis and compared with other asset classes. At the same time, we anticipated the potential for rising interest rates, so we generally avoided low-coupon, longer-duration investments, but we added exposure to floating rate loans that would pay higher returns if interest rates rose.

Throughout the period, we stood by our investment discipline of seeking to avoid companies whose underlying creditworthiness we viewed as unsatisfactory, even when they were benefiting from investor demand for yield. While this focus on quality hindered our relative performance early in the year, when yield-hungry investors favored lower-rated bonds, we believe that it worked to our advantage during more volatile periods throughout the year.

Outlook

Our outlook for the high yield sector remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. While the high yield sector may not outperform the broader fixed income market as strongly as it did in 2013, we believe that improved corporate liquidity, positive earnings momentum, and the reduction in the number of bonds due to mature over the

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RS HIGH YIELD FUND

next few years will help to support high yield bond prices while keeping defaults to a minimum. As we look ahead, we will continue to adhere to our disciplined investment process as we seek out high yield investments with improving fundamentals and attractive spread tightening potential.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $112,562,086

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Patheon, Inc.	8.250%	12/11/2014	1.33%
BI-LO LLC	8.625%	9/15/2018	1.11%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	1.10%
99 Cents Only Stores	11.000%	12/15/2019	1.01%
CDW LLC	8.500%	4/01/2019	0.98%
First Data Corp.	8.750%	1/15/2022	0.96%
Bonanza Creek Energy, Inc.	6.750%	4/15/2021	0.95%
First Data Corp.	12.625%	1/15/2021	0.94%
Exterran Partners LP	6.000%	4/01/2021	0.93%
Citgo Petroleum Corp.	11.500%	7/01/2017	0.92%
Total			10.23%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	7.05%	8.60%	15.10%	7.22%	6.31%
with maximum sales charge	3.07%	7.22%	14.23%	6.81%	6.05%
Class C Shares (8/7/00)
without sales charge	6.10%	7.74%	14.22%	6.41%	5.79%
with sales charge	5.10%	7.74%	14.22%	6.41%	5.79%
Class K Shares (5/15/01)	6.62%	8.17%	14.65%	6.79%	6.84%
Class Y Shares (5/12/09)	7.14%	8.77%	—	—	13.07%
Barclays U.S. Corporate High-Yield Index[1]	7.44%	9.32%	18.93%	8.62%	7.50%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2013: $18,609 (Class C), $19,294 (Class K) and $17,680 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

20	www.rsinvestments.com

RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•

The municipal bond market had a difficult year in 2013. Rising interest rates throughout the broader bond market, Detroit’s bankruptcy filing, and heightened concern about Puerto Rico’s finances triggered a flight to quality and heavy investor withdrawals from municipal bond mutual funds.

•

RS Tax-Exempt Fund (the “Fund”) delivered negative performance for the 12-month period ended December 31, 2013, while also underperforming its benchmark, the Barclays Municipal Bond Index[1] (the “Index”). The Fund’s holdings in Puerto Rico were the chief cause of its underperformance relative to the Index.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the U.S. Federal Reserve (the “Fed”) suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. The weakest performer was the municipal bond market.

Amid the general fixed income selloff, the municipal market suffered particular blows in July, when Detroit made its $18 billion bankruptcy filing, and again in August, when concerns about Puerto Rico’s finances became a focus. Puerto Rico’s bonds are held by many municipal bond investors, including mutual funds. Thus, the selloff sent tremors throughout the municipal bond market and intensified mutual fund outflows. As of December 31, 2013, investors had pulled $62 billion from municipal mutual funds, according to Municipal Market Advisors. Overall municipal bond issuance in 2013 dropped to $330 billion, a 13% decrease from 2012. The pace of refundings also slowed, as many issuers had already taken advantage of low interest rates to meet their refunding needs.

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RS TAX-EXEMPT FUND

Performance Update

The Fund (Class A Shares) returned -4.67% for the 12 months ended December 31, 2013. The Fund underperformed the Index, which returned -2.55%.

Portfolio Review

The main detractors from the Fund’s relative performance in 2013 were its security selection and yield curve positioning. The Fund’s underperformance stemmed mainly from its holdings in Puerto Rico’s Baa-rated bonds. The Fund’s yield curve positioning gave it a longer duration than the Index, which meant that the Fund was more sensitive to the interest rate changes that occurred during the year.

The Fund did not hold any Detroit obligations, and the Fund’s security selection in state and local general obligation bonds aided relative performance in a difficult period for municipal investments. Underweights in power and special tax bonds also were positive contributors to the Fund’s relative performance, though their contribution was outweighed by negative security selection in these sectors.

In the first quarter, we reduced the Fund’s exposure to bonds issued by Puerto Rico and focused on higher-rated Puerto Rican holdings. However, the selloff reached those bonds as well, and we sold all of our remaining Puerto Rico holdings in October.

The Fund maintained a high-grade credit profile and held no bonds rated below investment grade. In keeping with our investment strategy, we did not reach for yield at the expense of credit quality.

The Fund’s longstanding investment approach relies on analysis of the fundamentals of each issuer rather than solely on ratings or insurance. During the fourth quarter, the Fund typically held 150 to 160 issues, compared with more than 46,500 issues in the Index. The Fund does not attempt to replicate the Index, and it may contain securities not held in the Index.

Given the many opportunities open to a national tax-exempt fund, we continue to focus on issuers that we believe offer high quality and value, while seeking to avoid large concentrations in any single issuer, insurer, industry, sector, or state. However, when we believe we are properly compensated for risk, and if our research indicates upside potential for a bond, we may purchase lower-rated bonds.

Outlook

We believe that municipal debt will continue to play a valuable role for investors given its tax-advantaged status and relative insulation from events outside the U.S. While we expect state and local budgets to remain under pressure in the near term, we believe an improving U.S. economy could ultimately support healthy state revenue growth. We

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RS TAX-EXEMPT FUND

think the municipal market as a whole enjoys solid fundamentals despite challenges in some localities.

As we look ahead, we remain committed to our disciplined investment approach, and we will maintain our focus on the quality and stability of issuers.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities.

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RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $279,969,028

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Special Tax	5.4%	11.3%
Housing	1.0%	1.3%
Education	8.1%	7.0%
Water and Sewer	12.0%	8.8%
Transportation	21.3%	15.9%
Power	3.1%	6.7%
Leasing	6.4%	7.2%
Resource Recovery	0.6%	0.2%
Hospital/Nursing Home/Health Care	6.1%	8.8%
Industrial Revenue	2.1%	3.1%
Other	1.1%	0.0%

Revenue Total	67.2%	70.3%
AA Insured Bonds	0.0%	0.3%
Pre-refunded	4.8%	4.8%
Total Insured Bonds	2.0%	20.2%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
New Jersey St. Economic Dev. Auth. Rev.	1.310%	9/01/2025	1.75%
Illinois St. G.O.	5.000%	1/01/2019	1.33%
Tex. Private Activity Bd. Surface Transn. Corp.	6.875%	12/31/2039	1.20%
New Jersey St. Economic Dev. Auth. Rev.	5.000%	6/15/2017	1.18%
Illinois St. G.O.	5.000%	3/01/2017	1.18%
Chicago IL Sales Tax Rev.	5.250%	1/01/2038	1.10%
Connecticut St. G.O.	0.830%	9/15/2018	1.07%
New York NY G.O.	0.610%	8/01/2025	1.07%
Wayne Cnty. MI Arpt. Auth. Rev.	5.000%	12/01/2020	1.02%
Metropolitan Transn. Auth. NY Rev.	5.000%	11/15/2024	0.97%
Total			11.87%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-4.67%	4.32%	5.08%	3.99%	4.72%
with maximum sales charge	-8.22%	2.99%	4.28%	3.60%	4.53%
Class C Shares (8/7/00)
without sales charge	-5.35%	3.49%	4.28%	3.19%	4.08%
with sales charge	-6.27%	3.49%	4.28%	3.19%	4.08%
Class Y Shares (5/12/09)	-4.57%	4.42%	—	—	4.24%
Barclays Municipal Bond Index[1]	-2.55%	4.83%	5.89%	4.29%	5.40%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2013: $13,696 (Class C) and $12,123 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

26	www.rsinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

RS High Income Municipal Bond Fund Commentary

Highlights

•

The municipal bond market had a difficult year in 2013. Rising interest rates throughout the broader bond market, Detroit’s bankruptcy filing, and heightened concern about Puerto Rico’s finances triggered a flight to quality and heavy investor withdrawals from municipal bond mutual funds.

•

RS High Income Municipal Bond Fund (the “Fund”) delivered a negative return for the 12 months ended December 31, 2013, and underperformed its benchmark, the Barclays Municipal Bond Index[1]. The Fund’s longer duration and its focus on higher-yielding, lower-rated bonds detracted from performance relative to the Barclays Municipal Bond Index as investor risk aversion increased in the second half of the year. The Fund’s holdings in Puerto Rico’s Baa-rated bonds were the chief cause of its underperformance relative to the Barclays Municipal Bond Index.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the U.S. Federal Reserve (the “Fed”) suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. The weakest performer was the municipal bond market.

Amid the general fixed income selloff, the municipal market suffered particular blows in July, when Detroit made its $18 billion bankruptcy filing, and again in August, when concerns about Puerto Rico’s finances became a focus. Puerto Rico’s bonds are held by many municipal bond investors, including mutual funds. Thus, the selloff sent tremors throughout the municipal bond market and intensified mutual fund outflows. As of December 31, 2013, investors had pulled $62 billion from municipal mutual funds, according to Municipal Market Advisors. Overall municipal bond issuance in 2013

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RS HIGH INCOME MUNICIPAL BOND FUND

dropped to $330 billion, a 13% decrease from 2012. The pace of refundings also slowed, as many issuers had already taken advantage of low interest rates to meet their refunding needs.

Performance Update

The Fund (Class A Shares) returned -6.74% for the 12 months ended December 31, 2013, compared with a -2.55% return for the Barclays Municipal Bond Index. The Fund’s secondary index, the Barclays High Yield Municipal Bond Index,2 which has a lower credit-rating profile than the Fund, returned -5.51%.

Portfolio Review

The Fund’s underperformance relative to the Barclays Municipal Bond Index was due in part to its longer duration, which proved detrimental as interest rates rose. Consistent with its higher income orientation, the Fund also held more lower-rated bonds than Barclays Municipal Bond Index. This detracted from the Fund’s relative performance given the flight to quality in the municipal sector. The Fund’s relative performance was also hindered by its exposure to Baa-rated Puerto Rico bonds, as Puerto Rico’s economic challenges came under investor scrutiny. We eliminated the Fund’s holdings in Puerto Rico during the fourth quarter.

The Fund benefited from its underweight exposure to state and local general obligation bonds and power bonds. The Fund did not own Detroit general obligations, and we sold the Fund’s holdings in Detroit water and sewer bonds during the second quarter.

The Fund maintained a modest profile in the alternative minimum tax (AMT) sector, an area that we believe offers attractive yields and solid credit quality. The majority of the Fund’s AMT holdings are rated A or better.

Given the many opportunities open to a national municipal fund, we continue to focus on issuers that we believe offer high quality and value, while we seek to avoid large concentrations in any single issuer, insurer, industry, sector, or state.

The Fund’s longstanding investment approach relies on analysis of the fundamentals of each issuer rather than solely on ratings or insurance. During the fourth quarter, the Fund typically held 70 to 80 issues, compared with more than 46,500 in the Barclays Municipal Bond Index, and nearly 3,000 in the Barclays High Yield Municipal Bond Index. The Fund does not attempt to replicate these indexes, and it may contain securities not held in either.

Outlook

We believe that municipal debt will continue to play a valuable role for investors given its tax-advantaged status and relative insulation from events outside the U.S. While we expect state and local budgets to remain under pressure in the near term, we believe an

28	www.rsinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

improving U.S. economy could ultimately support healthy state revenue growth. We think the municipal market as a whole enjoys solid fundamentals despite challenges in some localities.

As we look ahead, we remain committed to our disciplined investment approach, and we will maintain our focus on the quality and stability of issuers. We continue to seek opportunities to maximize current income with higher coupon bonds that meet our selection criteria.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS HIGH INCOME MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $117,937,535

Sector Allocation

Bond Quality Allocation[3]

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RS HIGH INCOME MUNICIPAL BOND FUND

Top Ten Holdings[4]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev.	6.125%	8/1/2042	3.06%
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	2.85%
Illinois Fin. Auth. Rev.	6.250%	4/1/2029	2.25%
Kentucky St. Economic Dev. Fin. Auth.	6.375%	3/1/2040	2.21%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2040	1.98%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	1.96%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	1.90%
District of Columbia Rev.	6.875%	7/1/2040	1.88%
North Tex. Twy. Auth. Rev.	5.750%	1/1/2033	1.78%
Colorado Regl. Trans. Dist. Private Activity Rev.	6.000%	1/15/2034	1.74%
Total			21.61%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	The Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Barclays High Yield Municipal Bond Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
3	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.rsinvestments.com	31

RS HIGH INCOME MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	-6.74%	4.74%	—	—	4.74%
with maximum sales charge	-10.27%	3.41%	—	—	3.75%
Class C Shares (12/31/09)
without sales charge	-7.47%	3.96%	—	—	4.11%
with sales charge	-8.36%	3.96%	—	—	4.11%
Class Y Shares (12/31/09)	-6.54%	4.96%	—	—	4.91%
Barclays Municipal Bond Index[1]	-2.55%	4.83%	—	—	4.21%
Barclays High Yield Municipal Bond Index[2]	-5.51%	6.84%	—	—	7.08%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Income Municipal Bond Fund, the Barclays Municipal Bond Index, and the Barclays High Yield Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of December 31, 2013: $11,748 (Class C) and $12,115 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

32	www.rsinvestments.com

RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•	The leveraged loan market delivered positive performance in 2013 as investors sought out floating rate loans in a quest for both yield and a measure of protection from rising interest rates.

•

RS Floating Rate Fund (the “Fund”) delivered a positive return, but underperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”). The Fund’s underweight in lower-rated loans detracted from performance relative to the Index in a period when investors were seeking higher yields.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the U.S. Federal Reserve (the “Fed”) suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. The weakest performer was the municipal bond market, which was challenged by Detroit’s bankruptcy filing, difficulties in Puerto Rico, and significant fund outflows.

Rising interest rates amplified demand for less rate-sensitive investments, and investors were attracted to the potential for floating rate loans to reset at higher rates as well as to their credit seniority. Mutual funds that invest in loans attracted a record $70 billion in assets for the year. Issuance of collateralized loan obligations (CLOs), which are securities that package loans together and offer them to long-term investors in tranches, topped $80 billion, the highest level since 2007.

Performance Update

The Fund (Class A Shares) returned 5.10% for the 12 months ended December 31, 2013, underperforming the Index return of 5.29%.

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RS FLOATING RATE FUND

Portfolio Review

Performance relative to the Index was hindered by the Fund’s relatively conservative credit positioning. In particular, an underweight in loans rated CCC or lower detracted from relative performance as investors sought higher yields. Relative performance also reflected a wave of loan refinancings that reduced yields, particularly for the higher-rated loans favored by the Fund.

The Fund’s investments in high yield corporate bonds, which are not included in the Index, aided relative performance. The Fund outperformed in the fourth quarter largely on the strength of these investments.

Outlook

We expect flows into leveraged loan funds to continue as investors’ need for current income, paired with concerns about rising long-term interest rates, makes this asset class relatively attractive.

We also expect default rates to increase in 2014, primarily due to certain loans from 2007 that continue to impact this market, but that the Fund does not currently hold. Excluding these, we expect default rates to remain below their historical average, since many corporations have taken advantage of lower interest rates in recent years to refinance their debt.

Throughout 2013, an imbalance between limited supply and intense demand created challenges for leveraged loan investors and encouraged borrowers to pursue opportunistic refinancing, in which leveraged loans are called and then reissued with lower yields. Supply was constrained in part by muted leveraged buyout and merger activity, which are key drivers of leveraged borrowing.

In our view, higher interest rates could reduce incentives for refinancing and robust CLO activity could be helpful to loan investors in 2014. CLOs represent roughly half of the leveraged loan market, and they generally follow a buy and hold policy that helps to stabilize the sector. We believe that new regulatory requirements that have made CLO financing more expensive could discourage CLOs from participating in refinancing deals at lower rates, but would not prevent CLOs from stepping up as buyers if prices weaken.

We believe there are ongoing opportunities for investors in both the high yield bond and leveraged loan markets, and we remain on the lookout for those opportunities that have the potential to benefit the Fund’s shareholders.

34	www.rsinvestments.com

RS FLOATING RATE FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $2,843,592,207

Sector Allocation

Top Ten Holdings[2]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Albertson’s LLC	4.750%	3/21/2019	1.40%
Del Monte Food Co.	4.000%	3/8/2018	1.39%
H.J. Heinz Co.	3.500%	6/5/2020	1.37%
Tribune Co.	4.000%	11/12/2020	1.22%
Univision Communications, Inc.	4.500%	3/2/2020	1.19%
FMG Resources (August 2006) Pty. Ltd.	4.250%	6/28/2019	1.16%
Chesapeake Energy Corp.	5.750%	12/1/2017	1.15%
Arch Coal, Inc.	6.250%	5/16/2018	1.13%
Hilton Worldwide Finance LLC	3.750%	10/26/2020	1.12%
American Airlines, Inc.	3.750%	6/27/2019	1.09%
Total			12.22%

1	The S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA Leveraged Loan Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

36	www.rsinvestments.com

RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	5.10%	5.30%	—	—	6.06%
with maximum sales charge	2.70%	4.49%	—	—	5.46%
Class C Shares (12/31/09)
without sales charge	4.27%	4.48%	—	—	5.41%
with sales charge	3.27%	4.48%	—	—	5.41%
Class K Shares (12/31/09)	4.72%	4.79%	—	—	5.66%
Class Y Shares (12/31/09)	5.34%	5.51%	—	—	6.20%
S&P/LSTA U.S. Leveraged Loan Index[1]	5.29%	5.44%	—	—	6.59%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2013: $12,347 (Class C), $12,465 (Class K) and $12,719 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.rsinvestments.com	37

RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•	Rising interest rates and the prospect of reduced support from the U.S. Federal Reserve (the “Fed”) contributed to negative returns in most fixed income sectors in 2013.

•

RS Strategic Income Fund (the “Fund”) delivered positive performance for the 12 months ended December 31, 2013, while also outperforming its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s relative performance was primarily the result of its sector selection, which included significant exposure to outperforming non-Treasury sectors that are not in the Index. In addition, yield curve positioning, security selection, and non-U.S. investments contributed to positive performance relative to the Index.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the Fed suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. The weakest performer was the municipal bond market, which was challenged by Detroit’s bankruptcy filing, difficulties in Puerto Rico, and significant fund outflows.

Performance Update

The Fund (Class A Shares) returned 0.71% for the 12 months ended December 31, 2013, outperforming the Index, which returned -2.02% for the period.

38	www.rsinvestments.com

RS STRATEGIC INCOME FUND

Portfolio Review

In a challenging year for fixed income, the Fund’s overweight positions in non-Treasury spread sectors were the keys to its outperformance. If an investment in a particular sector meets our risk criteria, and we believe that it offers potential value and adequate compensation, we are willing to diverge significantly from the Index. This approach succeeded in 2013, as high yield bonds and bank loans, neither of which are in the Index, were among the Fund’s largest positions and were the strongest positive contributors.

Early in 2013, our assessment of changing market dynamics and risks led us to increase exposure to floating rate loans, which we viewed as attractively valued relative to high yield bonds. These loans also offer credit seniority and adjustable rates, which have the potential to provide protection against interest rate increases.

We increased the Fund’s high yield bond holdings in the second and third quarters to take advantage of attractive valuations, and then decreased them somewhat in the fourth quarter, after they appreciated in value.

During the year, we added to non-Agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, which we believe have the potential to benefit from the improving real estate market while also helping to temper the Fund’s interest rate risk. Within RMBS, we focused on seasoned, investment grade, hybrid adjustable rate mortgages and floating rate mortgages that we believe have a low risk of default. In our view, adjustable rate securities are also well suited to take advantage of a potential rise in interest rates.

The Fund’s modest international exposure also aided relative performance. The Fund’s holdings are mainly in Scandinavian countries that we believe have stable economies and credit prospects.

The Fund’s modest allocation to municipal bonds, which are not in the Index, detracted from relative performance. We reduced our exposure to municipal bonds, as well as to Agency RMBS, which become increasingly sensitive to increases in interest rates as they are occurring, and which we view as vulnerable to any potentially unsettling effects from the Fed’s taper. The Fund’s weighting in Treasury securities increased slightly by year-end, but remained well below that of the Index.

The Fund’s duration, which is a measure of sensitivity to interest rate changes, continued to be lower than that of the Index, and we reduced it further during the second half of the year.

www.rsinvestments.com	39

RS STRATEGIC INCOME FUND

Outlook

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. We also believe that the Fed’s gradual approach to tapering, in addition to accommodative central bank policies in Japan, the United Kingdom, and the European Union, will help to support the markets, including fixed income, in 2014. We continue to see potential for spread tightening, especially in investment grade and high yield corporate debt. We have sought to position the Fund to benefit from continued improvements in the economy and credit markets, while also looking for opportunities to reduce interest rate risk and other risks.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

40	www.rsinvestments.com

RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $78,523,321

Sector Allocation

Bond Quality Allocation[2]

www.rsinvestments.com	41

RS STRATEGIC INCOME FUND

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.875%	12/31/2016	4.15%
Energy Transfer Partners LP	6.700%	7/1/2018	1.48%
Bank of America Corp.	5.875%	1/5/2021	1.46%
Petrobras International Finance Co.	5.875%	3/1/2018	1.36%
Morgan Stanley	5.500%	7/28/2021	1.35%
Domino’s Pizza Master Issuer LLC	5.216%	1/25/2042	1.31%
Drillships Financing Holding, Inc.	6.000%	3/31/2021	1.30%
Anglo American Capital PLC	2.625%	9/27/2017	1.28%
Star West Generation LLC	4.250%	3/13/2020	1.28%
Calpine Corp.	4.000%	10/9/2019	1.26%
Total			16.23%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

42	www.rsinvestments.com

RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	0.71%	4.96%	—	—	5.94%
with maximum sales charge	-3.03%	3.63%	—	—	4.93%
Class C Shares (12/31/09)
without sales charge	-0.03%	4.18%	—	—	5.34%
with sales charge	-1.01%	4.18%	—	—	5.34%
Class K Shares (12/31/09)	0.27%	4.53%	—	—	5.61%
Class Y Shares (12/31/09)	0.88%	5.16%	—	—	6.09%
Barclays U.S Aggregate Bond Index[1]	-2.02%	3.26%	—	—	4.07%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2013: $12,312 (Class C), $12,442 (Class K) and $12,669 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.rsinvestments.com	43

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

44	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,014.70	$4.32	0.85%
	Class C	$1,000.00	$1,011.00	$8.11	1.60%
	Class K	$1,000.00	$1,012.70	$6.34	1.25%
	Class Y	$1,000.00	$1,016.70	$3.35	0.66%

www.rsinvestments.com	45

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
RS Low Duration Bond Fund	Class A	$1,000.00	$1,006.00	$4.35	0.86%
	Class C	$1,000.00	$1,002.00	$8.38	1.66%
	Class K	$1,000.00	$1,003.90	$6.47	1.28%
	Class Y	$1,000.00	$1,007.20	$3.24	0.64%
RS High Yield Fund	Class A	$1,000.00	$1,059.40	$4.93	0.95%
	Class C	$1,000.00	$1,055.40	$8.81	1.70%
	Class K	$1,000.00	$1,057.20	$7.00	1.35%
	Class Y	$1,000.00	$1,060.80	$3.95	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$992.30	$4.02	0.80%
	Class C	$1,000.00	$988.30	$8.02	1.60%
	Class Y	$1,000.00	$992.70	$3.57	0.71%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$966.40	$3.72	0.75%
	Class C	$1,000.00	$963.50	$7.67	1.55%
	Class Y	$1,000.00	$967.20	$2.78	0.56%
RS Floating Rate Fund	Class A	$1,000.00	$1,033.50	$5.02	0.98%
	Class C	$1,000.00	$1,029.30	$9.05	1.77%
	Class K	$1,000.00	$1,031.20	$7.07	1.38%
	Class Y	$1,000.00	$1,034.60	$3.90	0.76%
RS Strategic Income Fund	Class A	$1,000.00	$1,029.30	$4.35	0.85%
	Class C	$1,000.00	$1,025.70	$8.58	1.68%
	Class K	$1,000.00	$1,026.90	$6.54	1.28%
	Class Y	$1,000.00	$1,030.70	$3.17	0.62%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class K	$1,000.00	$1,018.90	$6.36	1.25%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.87	$4.38	0.86%
	Class C	$1,000.00	$1,016.84	$8.44	1.66%
	Class K	$1,000.00	$1,018.75	$6.51	1.28%
	Class Y	$1,000.00	$1,021.98	$3.26	0.64%
RS High Yield Fund	Class A	$1,000.00	$1,020.42	$4.84	0.95%
	Class C	$1,000.00	$1,016.64	$8.64	1.70%
	Class K	$1,000.00	$1,018.40	$6.87	1.35%
	Class Y	$1,000.00	$1,021.37	$3.87	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class Y	$1,000.00	$1,021.63	$3.62	0.71%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,021.42	$3.82	0.75%
	Class C	$1,000.00	$1,017.39	$7.88	1.55%
	Class Y	$1,000.00	$1,022.38	$2.85	0.56%
RS Floating Rate Fund	Class A	$1,000.00	$1,020.27	$4.99	0.98%
	Class C	$1,000.00	$1,016.28	$9.00	1.77%
	Class K	$1,000.00	$1,018.25	$7.02	1.38%
	Class Y	$1,000.00	$1,021.37	$3.87	0.76%
RS Strategic Income Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class C	$1,000.00	$1,016.74	$8.54	1.68%
	Class K	$1,000.00	$1,018.75	$6.51	1.28%
	Class Y	$1,000.00	$1,022.08	$3.16	0.62%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	www.rsinvestments.com

Financial Information

Year Ended December 31, 2013

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Asset-Backed Securities – 3.1%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.308% due 4/25/2033(1)	$348,519	$347,938
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(2)(3)	370,000	375,522
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	5,396	5,416
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	135,397	134,398
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(2)(3)	1,991,319	2,110,680
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)(3)	1,098,410	1,136,148
Total Asset-Backed Securities (Cost $3,977,475)		4,110,102

	Principal Amount	Value
Collateralized Mortgage Obligations – 12.6%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	696,407	719,214
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	921,735	973,644
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	22,748	22,848
2006-19CB A15 6.00% due 8/25/2036	310,408	252,007
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	167,721	169,609
2003-11 A31 5.50% due 5/25/2033	474,682	494,786
2003-50 A1 5.00% due 11/25/2018	287,218	295,167
2003-J7 2A12 5.00% due 8/25/2033	370,551	378,581
2004-5 2A9 5.25% due 5/25/2034	550,397	565,347

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 1534 Z 5.00% due 6/15/2023	$145,929	$158,267
2663 VQ 5.00% due 6/15/2022	186,080	187,702
3227 PR 5.50% due 9/15/2035(2)	1,627,385	1,719,234
FNMA 2002-77 QG 5.50% due 12/25/2032	616,764	673,516
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	63,735	66,640
JPMorgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	336,630	339,207
2005-A3 11A2 3.123% due 6/25/2035(1)	908,971	907,272
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.623% due 11/21/2034(1)	894,696	914,825
Master Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	231,354	245,167
2003-5 2A1 5.00% due 6/25/2018	145,453	151,097
2003-7 4A33 5.25% due 9/25/2033(2)	683,707	707,429
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.532% due 2/25/2035(1)	337,303	336,351
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	599,333	590,143
2004-2 A3 5.25% due 11/25/2019	96,988	100,831
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	88,909	90,900
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	195,409	200,483
2005-S3 A1 4.75% due 3/25/2020	410,986	418,424
2006-S3 A7 5.50% due 3/25/2036	348,991	307,383

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.446% due 5/25/2034(1)	$930,141	$923,668
Structured Asset Securities Corp. 2004-20 7A1 5.25% due 11/25/2034	966,574	997,631
2004-21XS 2A6A 4.74% due 12/25/2034(1)	115,451	115,461
2005-1 4A1 5.00% due 2/25/2020	201,388	205,279
Wells Fargo Mortgage Backed Securities Trust 2003-17 1A14 5.25% due 1/25/2034	373,379	391,458
2004-6 A4 5.50% due 6/25/2034	168,822	173,199
2004-Y 3A1 2.616% due 11/25/2034(1)	409,525	412,850
2005-2 2A1 4.75% due 4/25/2020(2)	192,090	197,844
2005-AR12 2A6 2.634% due 6/25/2035(1)(2)	783,860	793,464
2006-1 A3 5.00% due 3/25/2021	278,798	285,476
2006-7 1A1 5.25% due 6/25/2021	59,601	61,065
2007-13 A7 6.00% due 9/25/2037	302,098	290,076
Total Collateralized Mortgage Obligations (Cost $16,661,957)		16,833,545

	Principal Amount	Value
Senior Secured Loans – 7.9%
Building Materials – 0.5%
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(1)	299,250	299,124
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(1)	374,062	375,394

		674,518
Entertainment – 0.5%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	598,500	598,051

		598,051

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Food And Beverage – 0.8%
Del Monte Foods Co. Term Loan 4.00% due 3/8/2018(1)	$300,000	$300,693
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(1)	347,253	349,086
Pinnacle Foods Finance LLC Incremental Term Loan H 3.25% due 4/29/2020(1)	399,000	398,226

		1,048,005
Gaming – 1.3%
Bally Technologies, Inc. Term Loan B 4.25% due 11/25/2020(1)	399,000	401,617
MGM Resorts International Term Loan B 3.50% due 12/20/2019(1)	746,231	747,634
Scientific Games International, Inc. New Term Loan B 4.25% due 10/18/2020(1)	600,000	600,150

		1,749,401
Healthcare – 0.8%
Fresenius Medical Care Holdings, Inc. USD Term Loan A 1.988% due 10/26/2017(1)	769,231	768,269
IMS Health, Inc. USD Term Loan B1 3.75% due 9/1/2017(1)	240,653	241,293

		1,009,562
Lodging – 0.3%
Hilton Worldwide Finance LLC USD Term Loan B2 3.75% due 10/26/2020(1)	355,263	357,928

		357,928
Non Captive Diversified – 0.2%
Guggenheim Partners LLC Term Loan 4.25% due 7/17/2020(1)	299,250	301,794

		301,794
Pharmaceuticals – 2.2%
Amgen, Inc. Term Loan 1.247% due 9/18/2018(1)	780,000	778,050

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Pharmaceuticals (continued)
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(1)	$484,623	$487,221
RPI Finance Trust Term Loan B1 2.497% due 11/9/2016(1)	1,447,696	1,450,707
Term Loan B2 3.25% due 5/9/2018(1)	197,144	197,883

		2,913,861
Refining – 0.2%
Tesoro Corp. Term Loan B 2.419% due 5/30/2016(1)	318,000	318,264

		318,264
Supermarkets – 0.2%
Albertson’s LLC Incremental Term Loan B2 4.75% due 3/21/2019(1)	300,000	300,750

		300,750
Wireless – 0.7%
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(1)	994,992	995,927

		995,927
Wirelines – 0.2%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(1)	298,492	298,681

		298,681
Total Senior Secured Loans (Cost $10,539,550)		10,566,742

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.9%
Banc of America Commercial Mortgage Trust 2006-1 A4 5.372% due 9/10/2045(1)	800,000	858,578
2006-2 A4 5.734% due 5/10/2045(1)	927,000	1,011,033
Bear Stearns Commercial Mortgage Securities 2005-PW10 A4 5.405% due 12/11/2040(1)(2)	1,300,000	1,379,231

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-PW10 AM 5.449% due 12/11/2040(1)(2)	$810,000	$864,884
CGRBS Commercial Mortgage Trust 2013-VN05 TH 3.369% due 3/15/2035	1,000,000	949,841
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(3)	95,602	95,627
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(2)	1,511,000	1,648,605
2013-375P B 3.518% due 5/10/2035(1)(2)(3)	900,000	846,655
Commercial Mortgage Trust 2012-CR4 AM 3.251% due 10/15/2045(2)	800,000	753,929
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(2)(3)	1,500,000	1,681,997
CS Commercial Mortgage Trust 2006-C3 A3 5.791% due 6/15/2038(1)	777,250	846,283
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)(2)	335,000	355,756
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(2)(3)	500,000	551,566
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(3)	1,453,012	1,454,131
GE Capital Commercial Mortgage Corp. 2006-C1 A4 5.28% due 3/10/2044(1)(2)	1,100,000	1,178,122
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)(2)	572,000	605,642
Irvine Core Office Trust 2013-IRV B 3.173% due 5/15/2048(1)(3)	560,000	507,861
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)(2)	995,532	1,045,676
2005-LDP5 A4 5.20% due 12/15/2044(1)	290,000	308,977

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2006-LDP7 AM 5.863% due 4/15/2045(1)	$960,000	$1,057,792
2011-PLSD A2 3.364% due 11/13/2044(2)(3)	1,550,000	1,624,191
2012-HSBC A 3.093% due 7/5/2032(2)(3)	1,150,000	1,096,139
LB UBS Commercial Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039(2)	455,000	500,191
Morgan Stanley Capital I Trust 2005-HQ7 AAB 5.184% due 11/14/2042(1)(2)	48,407	48,385
2005-IQ10 A4A 5.23% due 9/15/2042(1)(2)	1,667,930	1,755,101
NCUA Guaranteed Notes Trust 2010-C1 A2 2.90% due 10/29/2020(2)	560,000	578,457
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(3)	1,150,000	1,049,211
SBA Tower Trust 2.24% due 4/15/2043(3)	500,000	491,856
4.254% due 4/15/2040(2)(3)	1,660,000	1,680,733
VNO Mortgage Trust 2012-6AVE B 3.298% due 11/15/2030(2)(3)	575,000	534,050
Wachovia Bank Commercial Mortgage Trust 2005-C18 A4 4.935% due 4/15/2042(2)	705,000	731,369
Total Commercial Mortgage-Backed Securities (Cost $28,197,908)		28,091,869

	Principal Amount	Value
Corporate Bonds – 46.4%
Aerospace & Defense – 0.1%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	150,000	178,929

		178,929
Automotive – 0.9%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	528,544

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Automotive (continued)
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	$250,000	$251,149
RCI Banque S.A. Sr. Nt. 4.60% due 4/12/2016(3)	350,000	370,940

		1,150,633
Banking – 10.4%
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	850,000	962,077
Citigroup, Inc. Sr. Nt. 1.70% due 7/25/2016	1,500,000	1,514,133
4.50% due 1/14/2022	400,000	423,885
6.125% due 11/21/2017	350,000	403,448
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	350,000	392,888
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	465,195
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	463,855
Intesa Sanpaolo S.p.A. Sr. Nt. 3.875% due 1/16/2018	600,000	614,389
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023	300,000	279,600
Lloyds Bank PLC 5.80% due 1/13/2020(3)	350,000	401,264
Macquarie Bank Ltd. Sr. Nt. 2.00% due 8/15/2016(3)	1,000,000	1,011,371
Morgan Stanley Sr. Nt. 3.75% due 2/25/2023	300,000	291,920
5.95% due 12/28/2017(2)	1,325,000	1,513,839
Rabobank Nederland 3.95% due 11/9/2022	400,000	387,596
Regions Bank Sub. Nt. 7.50% due 5/15/2018(2)	500,000	591,643

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Banking (continued)
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	$400,000	$408,800
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(3)	600,000	556,513
The Goldman Sachs Group, Inc. Sub. Nt. 5.625% due 1/15/2017	680,000	749,318
Sr. Nt. 5.75% due 1/24/2022	500,000	562,844
The Huntington National Bank Sr. Nt. 1.35% due 8/2/2016(2)	1,300,000	1,299,520
UBS AG/Stamford CT Sr. Nt. 4.875% due 8/4/2020	400,000	445,123
USB Realty Corp. Jr. Sub. Nt. 1.391% due 1/15/2017(1)(3)(4)	250,000	230,000

		13,969,221
Brokerage – 0.5%
KKR Group Finance Co. 6.375% due 9/29/2020(3)	600,000	673,769

		673,769
Building Materials – 0.6%
CRH America, Inc. 6.00% due 9/30/2016	350,000	390,993
Owens Corning, Inc. 4.20% due 12/15/2022	500,000	477,465

		868,458
Chemicals – 2.1%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	500,000	476,833
Celanese U.S. Holdings LLC 5.875% due 6/15/2021(2)	750,000	798,750
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	400,000	428,348
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	110,664

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Chemicals (continued)
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019	$700,000	$777,435
NOVA Chemicals Corp. Sr. Nt. 5.25% due 8/1/2023(3)	250,000	257,500

		2,849,530
Diversified Manufacturing – 0.8%
ABB Finance U.S.A., Inc. 2.875% due 5/8/2022	500,000	472,465
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(3)	200,000	230,786
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	400,000	388,435

		1,091,686
Electric – 1.6%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	300,000	313,754
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	320,169
Nevada Power Co. 6.65% due 4/1/2036	250,000	305,169
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	478,234
Union Electric Co. Sr. Sec. Nt. 3.90% due 9/15/2042	500,000	437,666
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	308,612

		2,163,604
Energy - Integrated – 0.6%
BP Capital Markets PLC 4.50% due 10/1/2020	375,000	405,155
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	349,242

		754,397
Entertainment – 0.3%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	428,120

		428,120

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Food And Beverage – 1.2%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042(2)	$800,000	$678,473
Constellation Brands, Inc. 4.25% due 5/1/2023	700,000	652,750
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	327,137

		1,658,360
Government Related – 1.8%
Abu Dhabi National Energy Co. Sr. Nt. 3.625% due 1/12/2023(3)	400,000	372,000
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(3)	498,450	544,058
Petrobras International Finance Co. 5.875% due 3/1/2018(2)	800,000	852,628
Ras Laffan Liquefied Natural Gas Co. Ltd. III Sr. Sec. Nt. 6.75% due 9/30/2019(3)	550,000	646,371

		2,415,057
Health Insurance – 0.1%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	125,000	148,298

		148,298
Healthcare – 1.8%
Amsurg Corp. 5.625% due 11/30/2020	500,000	520,000
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	200,000	203,762
Catholic Health Initiatives 4.20% due 8/1/2023	1,400,000	1,372,759
Fresenius Medical Care U.S. Finance, Inc. 6.875% due 7/15/2017	300,000	340,500

		2,437,021
Home Construction – 0.6%
Toll Brothers Finance Corp. 5.875% due 2/15/2022(2)	750,000	776,250

		776,250

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Independent Energy – 3.7%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016(2)	$1,000,000	$1,114,065
Bonanza Creek Energy, Inc. 6.75% due 4/15/2021	500,000	523,750
Chesapeake Energy Corp. 7.25% due 12/15/2018	650,000	750,750
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	650,000	677,375
Kodiak Oil & Gas Corp. 5.50% due 2/1/2022	720,000	716,400
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	800,000	753,517
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	425,000

		4,960,857
Industrial - Other – 0.4%
URS Corp. 5.50% due 4/1/2022(3)	500,000	492,477

		492,477
Insurance - Life – 1.3%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	250,000	286,762
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	125,000	128,437
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	300,000	368,306
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(3)	300,000	319,348
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(3)	300,000	370,317
UnumProvident Finance Co. PLC 6.85% due 11/15/2015(3)	300,000	328,355

		1,801,525
Insurance P&C – 0.9%
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	442,477

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Insurance P&C (continued)
Markel Corp. Sr. Nt. 3.625% due 3/30/2023	$500,000	$470,600
ZFS Finance U.S.A. Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(3)	300,000	320,250

		1,233,327
Media Cable – 0.9%
Comcast Corp. 6.45% due 3/15/2037	250,000	290,136
Time Warner Cable, Inc. 5.85% due 5/1/2017(2)	550,000	599,884
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	310,875

		1,200,895
Metals And Mining – 1.3%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	488,702
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(3)	206,000	213,725
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	450,000	427,680
Steel Dynamics, Inc. 5.25% due 4/15/2023	250,000	250,000
Vale Overseas Ltd. 6.25% due 1/23/2017	300,000	332,741

		1,712,848
Non Captive Consumer – 0.5%
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	650,000	702,000

		702,000
Non Captive Diversified – 1.8%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(3)	800,000	829,000
General Electric Capital Corp. Sr. Nt. 6.75% due 3/15/2032	200,000	247,661

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Non Captive Diversified (continued)
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021	$950,000	$907,250
4.875% due 4/1/2015	400,000	414,000

		2,397,911
Oil Field Services – 1.5%
Nabors Industries, Inc. 4.625% due 9/15/2021(2)	750,000	750,879
Transocean, Inc. 6.00% due 3/15/2018(2)	500,000	560,723
Weatherford Bermuda 5.125% due 9/15/2020	350,000	375,990
6.50% due 8/1/2036	250,000	260,748

		1,948,340
Packaging – 1.0%
Ball Corp. 5.00% due 3/15/2022(2)	900,000	891,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	500,000	493,750

		1,384,750
Paper – 1.2%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)(3)	670,000	748,592
Rock Tenn Co. 4.90% due 3/1/2022(2)	800,000	823,494

		1,572,086
Pipelines – 2.3%
Atlas Pipeline Partners LP 4.75% due 11/15/2021(2)(3)	560,000	512,400
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	443,153
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	400,000	418,925
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043(2)	500,000	456,862
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)	400,000	443,200
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020(2)	750,000	820,105

		3,094,645

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Railroads – 0.3%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	$400,000	$379,966

		379,966
REITs – 1.5%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	300,000	308,645
DDR Corp. Sr. Nt. 4.75% due 4/15/2018(2)	1,000,000	1,078,738
ProLogis LP 6.875% due 3/15/2020	145,000	170,783
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	400,000	413,799

		1,971,965
Technology – 0.8%
Apple, Inc. Sr. Nt. 3.85% due 5/4/2043(2)	500,000	417,713
First Data Corp. Sr. Sec. Nt. 7.375% due 6/15/2019(2)(3)	620,000	661,850

		1,079,563
Transportation Services – 0.3%
Sydney Airport Finance Co. Pty. Ltd. Sr. Sec. Nt. 3.90% due 3/22/2023(3)	400,000	379,254

		379,254
Wireless – 1.2%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	700,000	764,750
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016(2)	648,000	707,130
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	100,000	108,377

		1,580,257
Wirelines – 2.1%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	300,000	331,575

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Wirelines (continued)
Deutsche Telekom International Finance B.V. 8.75% due 6/15/2030	$250,000	$352,696
Orange S.A. Sr. Nt. 8.75% due 3/1/2031	115,000	158,778
Telecom Italia Capital S.A. 5.25% due 10/1/2015	150,000	157,687
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	350,000	393,038
6.55% due 9/15/2043	1,200,000	1,403,951

		2,797,725
Total Corporate Bonds (Cost $60,441,205)		62,253,724

	Principal Amount	Value
Hybrid ARMS – 0.2%
FNMA 2.41% due 12/1/2036(1)(2)	158,509	169,274
2.44% due 8/1/2046(1)	74,375	78,111
Total Hybrid ARMS (Cost $234,216)		247,385

	Principal Amount	Value
Mortgage Pass-Through Securities – 7.6%
FHLMC 4.00% due 12/1/2040	1,796,481	1,846,380
5.50% due 6/1/2038	161,210	175,698
7.00% due 9/1/2038	49,743	56,393
FNMA 3.00% due 12/1/2043(5)	2,490,000	2,357,524
3.50% due 11/1/2042	7,565	7,523
4.00% due 9/1/2040	463,479	477,382
4.50% due 12/1/2043(5)	1,900,000	2,006,949
5.00% due 12/1/2034 - 12/1/2039	1,846,016	2,004,332
5.50% due 4/1/2022 - 1/1/2038(2)	757,847	831,797
6.00% due 8/1/2021	110,997	124,035
6.50% due 7/1/2014	1,413	1,415
7.00% due 9/1/2014 - 6/1/2032	71,819	79,826
7.50% due 12/1/2029 - 2/1/2031	86,158	98,627
8.00% due 6/1/2030 - 9/1/2030	36,249	42,190

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Mortgage Pass-Through Securities (continued)
GNMA 6.00% due 12/15/2033	$57,756	$65,006
Total Mortgage Pass-Through Securities (Cost $9,954,314)		10,175,077

	Principal Amount	Value
Municipal Bonds – 2.2%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	300,000	327,819
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	400,000	425,316
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	300,000	338,955
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	600,000	651,282
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	340,000	375,397
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	300,000	347,094
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	400,000	459,996
Total Municipal Bonds (Cost $2,686,609)		2,925,859

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 2.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $2,737,000, due 1/2/2014(6)	$2,737,000	$2,737,000
Total Repurchase Agreements (Cost $2,737,000)		2,737,000
Total Investments - 102.9% (Cost $135,430,234)		137,941,303
Other Liabilities, Net - (2.9)%		(3,890,680)
Total Net Assets - 100.0%		$134,050,623

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2013.
(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $25,706,507, representing 19.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA –To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.20%	10/17/2022	$2,795,786

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

5 YR U.S. Treasury Note	Goldman Sachs & Co.	92	3/31/2014	$10,977	$(145,136)

U.S. Ultra Bond	Goldman Sachs & Co.	5	3/20/2014	681	(5,299)

Total					$(150,435)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

At December 31, 2013, the Fund had entered into the following open option contracts:

Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation

30	30 YR U.S. Treasury Note, strike @ $125	February 2014	$18,176	$(15,469)	$2,707

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$4,110,102	$—	$4,110,102

Collateralized Mortgage Obligations	—	16,833,545	—	16,833,545

Senior Secured Loans	—	10,566,742	—	10,566,742

Commercial Mortgage-Backed Securities	—	28,091,869	—	28,091,869

Corporate Bonds	—	62,253,724	—	62,253,724

Hybrid ARMS	—	247,385	—	247,385

Mortgage Pass-Through Securities	—	10,175,077	—	10,175,077

Municipal Bonds	—	2,925,859	—	2,925,859

Repurchase Agreements	—	2,737,000	—	2,737,000

Other Financial Instruments:

Purchased Futures Contracts	(150,435)	—	—	(150,435)

Written Put Options	(15,469)	—	—	(15,469)

Total	$(165,904)	$137,941,303	$—	$137,775,399

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Asset-Backed Securities – 10.5%
Ally Auto Receivables Trust 2012-SN1 A4 0.70% due 12/21/2015	$6,300,000	$6,307,529
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	3,900,000	3,928,961
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(1)	14,500,000	14,526,143
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.308% due 4/25/2033(2)	79,262	79,130
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)(3)	12,275,000	12,458,192
BMW Vehicle Lease Trust 2013-1 A4 0.66% due 6/20/2016	4,500,000	4,499,906
Capital Auto Receivables Asset Trust 2013-1 A3 0.79% due 6/20/2017	6,300,000	6,292,421
Chase Funding Mortgage Loan Asset-Backed CTFS 2004-1 1A6 4.266% due 6/25/2015	13,567	13,617
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	2,698,000	2,810,048
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	101,476	100,726
CNH Equipment Trust 2012-D A3 0.65% due 4/16/2018(1)	8,500,000	8,506,800
Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	6,200,000	6,183,272
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(3)	5,519,380	5,519,159
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.867% due 2/15/2017(2)(3)	6,015,000	6,108,834
GE Capital Credit Card Master Note Trust 2012-1 A 1.03% due 1/15/2018	5,000,000	5,014,025
2012-6 A 1.36% due 8/17/2020(1)	16,805,000	16,557,630

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Asset-Backed Securities (continued)
Harley-Davidson Motorcycle Trust 2012-1 A3 0.68% due 4/15/2017	$6,500,000	$6,505,376
Hertz Vehicle Financing LLC 2009-2A A2 5.29% due 3/25/2016(1)(3)	8,200,000	8,574,789
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	5,000,000	5,029,090
Mercedes-Benz Auto Lease Trust 2013-B A4 0.76% due 7/15/2019	4,500,000	4,497,228
Miramax LLC 2011-1A A 6.25% due 10/20/2021(3)	9,123,891	9,437,361
Nissan Auto Receivables Owner Trust 2013-A A3 0.50% due 5/15/2017	2,560,000	2,558,638
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,407	18,791
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(3)	3,617,386	3,625,160
Total Asset-Backed Securities (Cost $139,274,169)		139,152,826

	Principal Amount	Value
Collateralized Mortgage Obligations – 15.6%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	1,682,637	1,777,396
Banc of America Funding Corp. 2005-D A1 2.632% due 5/25/2035(2)	4,534,979	4,591,652
Banc of America Mortgage Securities 2003-J 2A2 2.836% due 11/25/2033(2)	1,731,873	1,741,587
Bear Stearns ALT-A Trust 2003-3 2A 2.583% due 10/25/2033(2)	5,860,063	5,845,161
2004-4 A1 0.765% due 6/25/2034(2)	4,420,064	4,141,250

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Chase Mortgage Finance Corp. 2007-A1 2A1 2.71% due 2/25/2037(2)	$2,589,717	$2,592,066
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	33,364	33,512
Countrywide Home Loans Mortgage Pass-Through Trust 2003-11 A31 5.50% due 5/25/2033	2,090,879	2,179,432
2003-50 A1 5.00% due 11/25/2018	3,256,628	3,346,752
CS First Boston Mortgage Securities Corp. 2003-11 1A31 5.50% due 6/25/2033	954,916	982,249
2003-23 2A8 4.50% due 10/25/2018	542,331	545,107
2003-8 2A1 5.00% due 4/25/2018	394,566	403,094
2004-5 5A1 5.00% due 8/25/2019	820,283	837,629
2004-AR5 3A1 2.565% due 6/25/2034(2)	5,509,627	5,476,470
2004-AR5 6A1 2.571% due 6/25/2034(2)	9,781,635	9,766,366
2004-AR7 4A1 2.548% due 11/25/2034(2)	6,111,853	6,192,419
FHLMC 1534 Z 5.00% due 6/15/2023	60,995	66,152
20 H 5.50% due 10/25/2023	31,601	34,557
4105 WA 3.00% due 2/15/2041	4,743,404	4,139,652
4149 ZG 3.00% due 1/15/2033	6,875,437	5,985,545
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	356,082	362,944
FNMA 2003-63 GU 4.00% due 7/25/2033	121	121
2012-113 WA 3.00% due 3/25/2042	101,333	98,581
2012-113 ZU 3.50% due 10/25/2042	2,056,517	1,706,588

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2013-27 UA 3.00% due 12/25/2042	$13,142,089	$12,068,275
2013-31 NQ 3.00% due 4/25/2043	11,336,707	10,348,067
2013-32 ZM 3.00% due 4/25/2043	682,360	491,294
2013-45 ZM 4.00% due 5/25/2043	2,535,230	2,176,871
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	1,438,771	1,480,196
JPMorgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034	1,081,299	1,113,183
2004-S2 1A3 4.75% due 11/25/2019	609,393	614,058
2005-A1 3A1 3.712% due 2/25/2035(2)	2,571,172	2,580,861
2005-A1 6T1 3.554% due 2/25/2035(2)	800,958	804,037
2006-A2 5A1 2.55% due 11/25/2033(2)	3,293,849	3,277,126
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.644% due 4/21/2034(2)	3,661,048	3,749,587
2004-13 3A7 2.623% due 11/21/2034(2)	7,515,127	7,684,202
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	867,411	868,098
2003-5 2A1 5.00% due 6/25/2018	336,601	349,662
2003-9 5A2 4.75% due 10/25/2018	4,297,262	4,391,682
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.532% due 2/25/2035(2)	10,995,829	10,964,788
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	689,120	700,231
2004-7AR 2A1 2.462% due 9/25/2034(2)	7,863,088	7,612,075
MortgageIT Trust 2004-1 A1 0.945% due 11/25/2034(2)	3,899,574	3,695,743
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	1,249,287	1,230,132

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2004-2 A2 4.75% due 11/25/2019	$555,702	$575,954
2004-2 A3 5.25% due 11/25/2019	340,394	353,881
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	14,747	15,077
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033(1)	1,409,587	1,389,191
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	1,128,548	1,151,824
2005-S1 2A1 4.75% due 2/25/2020	625,207	641,444
2005-S3 A1 4.75% due 3/25/2020	1,496,338	1,523,417
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.433% due 6/25/2034(2)	8,108,715	8,266,397
Structured Asset Securities Corp. 2003-29 2A1 5.25% due 9/25/2023	2,059,958	2,091,095
2004-21XS 2A6A 4.74% due 12/25/2034(2)	598,716	598,768
2004-3 3A1 5.50% due 3/25/2019	1,113,987	1,144,065
2005-1 4A1 5.00% due 2/25/2020	815,537	831,296
Thornburg Mortgage Securities Trust 2003-4 A1 0.805% due 9/25/2043(2)	6,688,259	6,417,017
2004-4 3A 1.981% due 12/25/2044(2)	8,593,005	8,519,552
Wells Fargo Mortgage Backed Securities Trust 2003-J 1A9 2.612% due 10/25/2033(2)	2,315,158	2,326,039
2003-J 2A1 2.503% due 10/25/2033(2)	711,987	714,962
2003-N 2A1 2.49% due 12/25/2033(2)	1,473,995	1,498,942
2004-M A7 2.616% due 8/25/2034(2)	5,324,917	5,463,173
2004-O A1 4.928% due 8/25/2034(2)	3,116,421	3,166,845
2004-Z 2A2 2.615% due 12/25/2034(2)	2,775,811	2,800,147

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-1 1A1 4.75% due 1/25/2020	$405,064	$417,258
2005-2 2A1 4.75% due 4/25/2020	282,485	290,948
2005-AR10 2A6 2.627% due 6/25/2035(2)	6,290,047	6,351,155
2005-AR12 2A5 2.634% due 6/25/2035(2)	5,227,668	5,321,405
2005-AR12 2A6 2.634% due 6/25/2035(2)	5,825,334	5,896,706
2006-7 1A1 5.25% due 6/25/2021	188,598	193,228
Total Collateralized Mortgage Obligations (Cost $211,339,045)		207,006,236

	Principal Amount	Value
Senior Secured Loans – 11.2%
Building Materials – 0.6%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(2)	4,239,375	4,244,081
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	3,441,375	3,453,626

		7,697,707
Consumer Products – 0.5%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(2)	6,794,286	6,811,271

		6,811,271
Entertainment – 0.9%
Kasima LLC New Term Loan B 3.25% due 5/17/2021(2)	7,050,000	7,005,938
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	5,236,875	5,232,947

		12,238,885
Food And Beverage – 0.8%
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(2)	7,263,500	7,301,851
Pinnacle Foods Finance LLC Incremental Term Loan H 3.25% due 4/29/2020(2)	3,890,250	3,882,703

		11,184,554

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Gaming – 2.1%
Bally Technologies, Inc. Term Loan B 4.25% due 11/25/2020(2)	$5,187,000	$5,221,027
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(2)	5,087,250	5,095,186
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	7,064,321	7,077,602
Pinnacle Entertainment, Inc. Term Loan B2 3.75% due 8/13/2020(2)	3,849,079	3,862,551
Scientific Games International, Inc. New Term Loan B 4.25% due 10/18/2020(2)	6,000,000	6,001,500

		27,257,866
Healthcare – 2.1%
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(2)	6,096,709	6,134,813
Fresenius Medical Care Holdings, Inc. USD Term Loan A 1.988% due 10/26/2017(2)	3,938,537	3,933,614
Fresenius SE & Co. KGaA USD Term Loan B 2.247% due 8/7/2019(2)	8,977,500	8,970,767
Hologic, Inc. New Term Loan B 3.75% due 8/1/2019(2)	3,610,796	3,628,849
IMS Health, Inc. USD Term Loan B1 3.75% due 9/1/2017(2)	4,424,240	4,436,009

		27,104,052
Lodging – 0.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.75% due 10/26/2020(2)	1,578,947	1,590,789

		1,590,789
Media Noncable – 0.3%
Tribune Co. 2013 Term Loan 4.00% due 11/12/2020(2)	3,500,000	3,478,125

		3,478,125

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Non Captive Diversified – 0.2%
Guggenheim Partners LLC Term Loan 4.25% due 7/17/2020(2)	$2,793,000	$2,816,741

		2,816,741
Pharmaceuticals – 1.8%
Amgen, Inc. Term Loan 1.247% due 9/18/2018(2)	8,775,000	8,753,063
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(2)	4,642,296	4,667,178
Quintiles Transnational Corp. Term Loan B3 2.747% due 6/8/2018(2)	3,250,000	3,245,938
RPI Finance Trust Term Loan A 2.247% due 8/9/2016(2)	3,854,454	3,847,246
Term Loan B2 3.25% due 5/9/2018(2)	3,888,169	3,902,750

		24,416,175
Refining – 0.4%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	2,108,929	2,124,746
Tesoro Corp. Term Loan B 2.419% due 5/30/2016(2)	3,577,500	3,580,469

		5,705,215
Retailers – 0.3%
The Neiman Marcus Group, Inc. New Term Loan B 5.00% due 10/26/2020(2)	4,500,000	4,551,885

		4,551,885
Supermarkets – 0.3%
Albertson’s LLC Incremental Term Loan B2 4.75% due 3/21/2019(2)	3,500,000	3,508,750

		3,508,750
Wireless – 0.6%
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(2)	7,644,163	7,651,349

		7,651,349

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Wirelines – 0.2%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(2)	$2,785,930	$2,787,685

		2,787,685
Total Senior Secured Loans (Cost $148,482,713)		148,801,049

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 22.5%
American Tower Trust I 13 1A 1.551% due 3/15/2043(1)(3)	7,000,000	6,831,860
Banc of America Commercial Mortgage Trust 2005-4 A5B 4.997% due 7/10/2045(1)(2)	10,000,000	10,546,700
2005-5 A4 5.115% due 10/10/2045(1)(2)	14,429,000	15,268,465
2005-6 A4 5.184% due 9/10/2047(2)	10,540,000	11,220,209
2006-1 A4 5.372% due 9/10/2045(2)	255,000	273,672
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR3 A4 4.715% due 2/11/2041	356,219	356,049
2005-PW10 A4 5.405% due 12/11/2040(1)(2)	14,110,000	14,969,962
2006-T24 AM 5.568% due 10/12/2041(2)	9,300,000	10,180,236
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)(3)	123,467	123,498
Citigroup Commercial Mortgage Trust 2004-C1 A4 5.382% due 4/15/2040(1)(2)	5,327,438	5,369,088
2006-C5 A4 5.431% due 10/15/2049(1)	13,115,000	14,309,370
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.218% due 7/15/2044(1)(2)	9,710,000	10,295,173

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(2)	$4,810,000	$5,013,006
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(3)	3,650,000	3,721,379
4.523% due 1/15/2035(3)	2,750,000	2,837,084
CS Commercial Mortgage Trust 2006-C3 A3 5.791% due 6/15/2038(2)	12,678,891	13,804,993
CS First Boston Mortgage Securities Corp. 1997-C2 F 7.46% due 1/17/2035(2)	233,074	233,773
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(3)	8,000,000	7,919,888
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	6,325,000	6,493,258
2005-LDP1 A4 5.038% due 3/15/2046(2)	7,420,000	7,653,040
2005-LDP5 A4 5.20% due 12/15/2044(2)	5,085,000	5,417,747
2005-LDP5 AM 5.242% due 12/15/2044(2)	2,420,000	2,609,641
2006-LDP7 AM 5.863% due 4/15/2045(2)	6,400,000	7,051,949
2007-CB18 A4 5.44% due 6/12/2047	15,220,000	16,726,339
LB-UBS Commercial Mortgage Trust 2006-C1 A4 5.156% due 2/15/2031	3,920,000	4,186,701
2006-C6 A4 5.372% due 9/15/2039	11,250,000	12,271,489
Merrill Lynch Mortgage Trust 2005-LC1 A4 5.291% due 1/12/2044(2)	2,822,026	3,013,046
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A2 1.689% due 12/15/2048	8,500,000	8,317,726
Morgan Stanley Capital I Trust 2005-HQ7 AAB 5.184% due 11/14/2042(2)	40,436	40,417
2005-IQ10 A4A 5.23% due 9/15/2042(1)(2)	11,633,812	12,241,830

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2006-HQ8 A4 5.417% due 3/12/2044(2)	$9,500,000	$10,142,912
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(3)	16,600,000	16,433,070
SBA Tower Trust 2.24% due 4/15/2043(3)	13,000,000	12,788,256
2.933% due 12/15/2042(3)	5,000,000	5,089,030
TIAA CMBS I Trust 2001-C1A H 5.77% due 6/19/2033(3)	1,011,274	1,017,341
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.215% due 1/15/2041(2)	2,500,356	2,501,681
2005-C18 A4 4.935% due 4/15/2042	4,500,000	4,668,313
2005-C21 A4 5.239% due 10/15/2044(2)	4,853,922	5,145,400
2006-C29 A4 5.308% due 11/15/2048	15,270,000	16,688,491
WF-RBS Commercial Mortgage Trust 2013-C17 A2 2.921% due 12/15/2046	4,500,000	4,593,119
Total Commercial Mortgage-Backed Securities (Cost $306,588,766)		298,365,201

	Principal Amount	Value
Corporate Bonds – 37.0%
Aerospace & Defense – 0.6%
Bombardier, Inc. Sr. Nt. 4.25% due 1/15/2016(3)	3,250,000	3,396,250
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	4,600,000	4,879,740

		8,275,990
Automotive – 1.3%
Banque PSA Finance S.A. Sr. Nt. 3.375% due 4/4/2014(3)	3,000,000	2,998,620
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016	2,600,000	2,629,749
2.75% due 5/15/2015	4,000,000	4,103,368

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Automotive (continued)
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(3)	$3,000,000	$3,016,599
Volkswagen International Finance N.V. 1.625% due 3/22/2015(3)	4,500,000	4,550,778

		17,299,114
Banking – 9.6%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,523,937
Ally Financial, Inc. 2.75% due 1/30/2017	2,900,000	2,910,875
3.125% due 1/15/2016	2,000,000	2,044,278
4.50% due 2/11/2014	4,500,000	4,516,875
Amsouth Bank Sub. Nt. Series AI 5.20% due 4/1/2015	3,000,000	3,142,500
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	6,500,000	6,800,144
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(3)	4,500,000	5,030,923
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	3,000,000	2,998,692
Citigroup, Inc. Sr. Nt. 1.25% due 1/15/2016	8,500,000	8,528,211
Sub. Nt. 5.00% due 9/15/2014	1,500,000	1,542,728
Credit Agricole S.A. Sr. Nt. 1.625% due 4/15/2016(3)	4,500,000	4,527,747
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(3)	4,400,000	4,437,140
Intesa Sanpaolo S.p.A. 3.125% due 1/15/2016	9,000,000	9,171,558
JPMorgan Chase & Co. Sr. Nt. 1.10% due 10/15/2015	4,000,000	4,015,256
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(3)	4,750,000	4,912,212

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Banking (continued)
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016	$4,700,000	$4,763,097
3.45% due 11/2/2015	3,750,000	3,903,398
Regions Bank Sub. Nt. 7.50% due 5/15/2018	4,500,000	5,324,787
Royal Bank of Scotland Group PLC Sr. Nt. 2.55% due 9/18/2015	7,000,000	7,159,299
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(3)	4,500,000	4,672,778
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.90% due 1/12/2015(3)	4,500,000	4,544,132
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	4,600,000	4,845,249
The Goldman Sachs Group, Inc. Sr. Nt. 1.60% due 11/23/2015	2,500,000	2,526,870
3.30% due 5/3/2015	6,750,000	6,954,707
The Huntington National Bank Sr. Nt. 1.30% due 11/20/2016	4,000,000	4,000,604
The Royal Bank of Scotland PLC 3.25% due 1/11/2014	4,500,000	4,502,399
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	5,000,000	5,215,435
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	800,000	884,284

		127,400,115
Brokerage – 1.4%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016(1)	5,000,000	5,425,000
Jefferies Group LLC Sr. Nt. 3.875% due 11/9/2015	6,000,000	6,259,872
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016	7,000,000	7,057,869

		18,742,741

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Building Materials – 0.4%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	$4,500,000	$5,113,125

		5,113,125
Chemicals – 1.0%
Ashland, Inc. Sr. Nt. 3.00% due 3/15/2016	2,700,000	2,754,000
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	5,600,000	5,687,685
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(3)	4,500,000	4,666,900

		13,108,585
Construction Machinery – 0.4%
CNH Capital LLC 3.25% due 2/1/2017(3)	2,500,000	2,543,750
3.875% due 11/1/2015	2,750,000	2,839,375

		5,383,125
Consumer Cyclical Services – 0.3%
The ADT Corp. Sr. Nt. 2.25% due 7/15/2017	4,500,000	4,428,283

		4,428,283
Diversified Manufacturing – 0.6%
Eaton Corp. 0.95% due 11/2/2015	2,600,000	2,609,724
Pentair Finance S.A. 1.35% due 12/1/2015	1,750,000	1,760,771
1.875% due 9/15/2017	3,750,000	3,704,753

		8,075,248
Electric – 1.4%
AES Corp. Sr. Nt. 7.75% due 3/1/2014	2,131,000	2,152,310
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	1,800,000	1,948,500
FirstEnergy Corp. Sr. Nt. Series A 2.75% due 3/15/2018	2,400,000	2,358,168
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	2,750,000	3,025,000

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Electric (continued)
PPL Energy Supply LLC Sr. Nt. Series A 5.70% due 10/15/2035	$3,195,000	$3,371,271
The Dayton Power & Light Co. 1.875% due 9/15/2016(3)	5,800,000	5,847,386

		18,702,635
Energy - Integrated – 0.4%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	4,600,000	4,708,298

		4,708,298
Entertainment – 0.3%
Time Warner, Inc. 3.15% due 7/15/2015	4,500,000	4,661,964

		4,661,964
Food And Beverage – 0.8%
Pernod Ricard S.A. Sr. Nt. 2.95% due 1/15/2017(3)	5,000,000	5,163,570
SABMiller Holdings, Inc. 1.85% due 1/15/2015(3)	5,000,000	5,059,935

		10,223,505
Government Related – 0.9%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(3)	4,500,000	4,500,000
Petrobras Global Finance B.V. 2.00% due 5/20/2016	1,000,000	999,209
Petrobras International Finance Co. 2.875% due 2/6/2015(1)	6,500,000	6,597,513

		12,096,722
Healthcare – 1.1%
Covidien International Finance S.A. 1.35% due 5/29/2015	4,500,000	4,533,012
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	1,750,000	1,748,875
Owens & Minor, Inc. 6.35% due 4/15/2016	4,100,000	4,473,408
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	4,500,000	4,480,447

		15,235,742

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Home Construction – 0.6%
DR Horton, Inc. 3.625% due 2/15/2018	$4,500,000	$4,567,500
MDC Holdings, Inc. 5.375% due 7/1/2015	3,500,000	3,669,988

		8,237,488
Independent Energy – 0.4%
Petrohawk Energy Corp. 7.875% due 6/1/2015	4,600,000	4,720,750

		4,720,750
Industrial - Other – 0.3%
URS Corp. 4.35% due 4/1/2017(3)	4,500,000	4,584,262

		4,584,262
Insurance - Life – 0.5%
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	2,965,000	3,108,399
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	3,000,000	3,196,926

		6,305,325
Insurance P&C – 1.4%
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018	4,500,000	4,396,743
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	4,700,000	4,910,786
Willis Group Holdings PLC 4.125% due 3/15/2016	4,500,000	4,711,203
XLIT Ltd. 2.30% due 12/15/2018	4,000,000	3,928,756

		17,947,488
Media Cable – 0.6%
DISH DBS Corp. 6.625% due 10/1/2014	3,500,000	3,640,000
Time Warner Cable, Inc. 5.85% due 5/1/2017	4,000,000	4,362,792

		8,002,792
Media Noncable – 0.9%
21st Century Fox America, Inc. 5.30% due 12/15/2014	4,500,000	4,698,990

82	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Media Noncable (continued)
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	$3,000,000	$3,165,000
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	4,500,000	4,685,625

		12,549,615
Metals And Mining – 1.6%
ArcelorMittal Sr. Nt. 4.25% due 2/25/2015	3,900,000	4,007,250
FMG Resources August 2006 Pty. Ltd. 6.00% due 4/1/2017(3)	3,000,000	3,187,500
7.00% due 11/1/2015(3)	1,802,000	1,869,575
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	2,700,000	2,715,069
Plains Exploration & Production Co. 8.625% due 10/15/2019	4,275,000	4,690,791
Xstrata Finance Canada Ltd. 2.05% due 10/23/2015(3)	750,000	759,545
2.85% due 11/10/2014(3)	3,500,000	3,548,580

		20,778,310
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. 5.00% due 4/15/2015	3,500,000	3,661,875

		3,661,875
Non Captive Diversified – 0.4%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(3)	4,000,000	4,145,000
International Lease Finance Corp. Sr. Nt. 2.193% due 6/15/2016(2)	1,000,000	1,005,000

		5,150,000
Oil Field Services – 1.0%
Nabors Industries, Inc. 2.35% due 9/15/2016(3)	3,400,000	3,434,255
Transocean, Inc. 2.50% due 10/15/2017	5,000,000	5,052,970
Weatherford International LLC 6.35% due 6/15/2017	4,000,000	4,522,056

		13,009,281

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Pharmaceuticals – 1.2%
AbbVie, Inc. Sr. Nt. 1.20% due 11/6/2015	$6,500,000	$6,566,066
Mallinckrodt International Finance S.A. 3.50% due 4/15/2018(3)	3,500,000	3,433,461
Mylan, Inc. Sr. Nt. 1.35% due 11/29/2016	2,250,000	2,245,876
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016	3,400,000	3,403,859

		15,649,262
Pipelines – 1.7%
Buckeye Partners LP Sr. Nt. 2.65% due 11/15/2018	3,400,000	3,350,040
Enterprise Products Operating LLC 1.25% due 8/13/2015	2,700,000	2,717,939
Series A 8.375% due 8/1/2066(2)	1,800,000	1,994,400
Midcontinent Express Pipeline LLC Sr. Nt. 5.45% due 9/15/2014(3)	4,500,000	4,595,049
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(3)	4,700,000	4,700,000
Williams Partners LP Sr. Nt. 3.80% due 2/15/2015	4,500,000	4,649,045

		22,006,473
Refining – 0.2%
Phillips 66 1.95% due 3/5/2015	2,700,000	2,737,611

		2,737,611
REITs – 2.0%
BioMed Realty LP 3.85% due 4/15/2016	1,700,000	1,775,074
ProLogis LP 5.625% due 11/15/2015	3,600,000	3,828,013
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	4,000,000	4,420,840
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	4,500,000	4,933,296

84	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
REITs (continued)
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	$6,998,000	$7,007,412
WEA Finance LLC 5.75% due 9/2/2015(3)	4,600,000	4,961,675

		26,926,310
Retailers – 0.2%
CVS Caremark Corp. Sr. Nt. 1.20% due 12/5/2016	2,500,000	2,502,537

		2,502,537
Supermarkets – 0.1%
Tesco PLC Sr. Nt. 2.00% due 12/5/2014(3)	1,800,000	1,822,671

		1,822,671
Technology – 1.0%
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	3,650,000	3,925,666
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	5,500,000	5,586,070
NXP B.V. 3.50% due 9/15/2016(3)	3,400,000	3,485,000

		12,996,736
Transportation Services – 0.5%
Heathrow Funding Ltd. Sr. Sec. Nt. 2.50% due 6/25/2017(3)	3,846,000	3,896,794
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	2,500,000	2,608,228

		6,505,022
Wireless – 0.9%
America Movil S.A.B. de C.V. 3.625% due 3/30/2015	8,500,000	8,776,293
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018	3,602,000	3,858,689

		12,634,982

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	85

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
Wirelines – 0.7%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	$2,700,000	$2,747,479
Verizon Communications, Inc. Sr. Nt. 2.50% due 9/15/2016	5,800,000	5,997,409

		8,744,888
Total Corporate Bonds (Cost $484,909,550)		490,928,870

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.44% due 8/1/2046(2)	26,045	27,353
Total Hybrid ARMS (Cost $26,266)		27,353

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	23,877	27,069
Total Mortgage-Backed Securities (Cost $24,747)		27,069

	Principal Amount	Value
Municipal Bonds – 0.4%
Illinois St. G.O. 4.511% due 3/1/2015	4,400,000	4,559,632
Total Municipal Bonds (Cost $4,497,534)		4,559,632

	Principal Amount	Value
U.S. Agencies – 0.0%
FHLMC 2.00% due 8/25/2016	400,000	413,645
Total U.S. Agencies (Cost $408,556)		413,645

86	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2013	Principal Amount	Value
U.S. Government Securities – 1.8%
U.S. Treasury Notes 0.25% due 4/15/2016	$395,000	$392,902
0.375% due 11/15/2015	2,500,000	2,501,465
0.625% due 12/15/2016	5,000,000	4,979,295
1.25% due 10/31/2018	16,250,000	15,931,354
Total U.S. Government Securities (Cost $24,057,344)		23,805,016

	Principal Amount	Value
Repurchase Agreements – 1.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $17,929,000, due 1/2/2014(4)	17,929,000	17,929,000
Total Repurchase Agreements (Cost $17,929,000)		17,929,000
Total Investments - 100.4% (Cost $1,337,537,690)		1,331,015,897
Other Liabilities, Net - (0.4)%		(4,849,989)
Total Net Assets - 100.0%		$1,326,165,908

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2013.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $220,776,992, representing 16.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	5/31/2018	$18,287,944

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Sold Futures Contracts

10 YR U.S. Treasury Note	Goldman Sachs & Co.	624	3/20/2014	$76,781	$1,440,801

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	87

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$139,152,826	$—	$139,152,826

Collateralized Mortgage Obligations	—	207,006,236	—	207,006,236

Senior Secured Loans	—	148,801,049	—	148,801,049

Commercial Mortgage-Backed Securities	—	298,365,201	—	298,365,201

Corporate Bonds	—	490,928,870	—	490,928,870

Hybrid ARMS	—	27,353	—	27,353

Mortgage-Backed Securities	—	27,069	—	27,069

Municipal Bonds	—	4,559,632	—	4,559,632

U.S. Agencies	—	413,645	—	413,645

U.S. Government Securities	—	23,805,016	—	23,805,016

Repurchase Agreements	—	17,929,000	—	17,929,000

Other Financial Instruments:

Financial Futures Contracts	1,440,801	—	—	1,440,801

Total	$1,440,801	$1,331,015,897	$—	$1,332,456,698

88	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Senior Secured Loans – 5.2%
Food And Beverage – 0.9%
H.J. Heinz Co. Term Loan B2 3.50% due 6/5/2020(1)	$995,000	$1,001,925

		1,001,925
Independent Energy – 0.9%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75% due 12/1/2017(1)	1,000,000	1,020,000

		1,020,000
Media Noncable – 0.5%
Univision Communications, Inc. Term Loan C3 4.00% due 3/2/2020(1)	496,250	498,111

		498,111
Oil Field Services – 0.7%
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	746,250	761,175

		761,175
Pharmaceuticals – 1.3%
Patheon, Inc. Bridge Term Loan 8.25% due 12/11/2014(1)	1,500,000	1,500,000

		1,500,000
Retailers – 0.9%
Hudson’s Bay Co. 2nd Lien Term Loan 8.25% due 11/4/2021(1)	1,000,000	1,032,500

		1,032,500
Total Senior Secured Loans (Cost $5,727,832)		5,813,711

	Principal Amount	Value
Corporate Bonds – 90.3%
Airlines – 0.3%
Air Canada Sr. Sec. Nt. 6.75% due 10/1/2019(2)	300,000	316,500

		316,500

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	89

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Automotive – 3.0%
American Axle & Manufacturing, Inc. 5.125% due 2/15/2019	$600,000	$616,500
7.75% due 11/15/2019(3)	730,000	830,375
Dana Holding Corp. Sr. Nt. 5.375% due 9/15/2021(3)	800,000	803,000
Schaeffler Finance B.V. Sr. Sec. Nt. 4.75% due 5/15/2021(2)	670,000	668,325
7.75% due 2/15/2017(2)	370,000	419,950

		3,338,150
Banking – 1.1%
Citigroup, Inc. Jr. Sub. Nt. 5.95% due 1/30/2023(1)(4)	250,000	231,338
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 9/30/2031(1)(4)	300,000	313,500
9.118% due 5/29/2014(4)	700,000	705,250

		1,250,088
Brokerage – 0.5%
E*Trade Financial Corp. Sr. Nt. 6.375% due 11/15/2019	500,000	536,875

		536,875
Building Materials – 0.5%
Nortek, Inc. 8.50% due 4/15/2021	500,000	553,750

		553,750
Chemicals – 1.3%
Hexion U.S. Finance Corp. Sr. Sec. Nt. 6.625% due 4/15/2020	675,000	691,875
U.S. Coatings Acquisition, Inc. 7.375% due 5/1/2021(2)(3)	750,000	799,688

		1,491,563
Construction Machinery – 2.4%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(2)	690,000	735,712
Terex Corp. 6.00% due 5/15/2021(3)	600,000	620,250
The Manitowoc Co., Inc. 5.875% due 10/15/2022(3)	500,000	505,000

90	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Construction Machinery (continued)
United Rentals North America, Inc. 6.125% due 6/15/2023	$400,000	$406,000
7.625% due 4/15/2022	350,000	388,938

		2,655,900
Consumer Cyclical Services – 1.8%
Garda World Security Corp. 7.25% due 11/15/2021(2)	300,000	302,250
Live Nation Entertainment, Inc. 7.00% due 9/1/2020(2)	400,000	434,000
The ADT Corp. Sr. Nt. 6.25% due 10/15/2021(2)	900,000	945,000
The Geo Group, Inc. 6.625% due 2/15/2021	300,000	317,250

		1,998,500
Consumer Products – 1.5%
NBTY, Inc. 9.00% due 10/1/2018(3)	900,000	986,625
PC Nextco Holdings LLC Sr. Nt. 8.75% due 8/15/2019(2)(5)	670,000	687,588

		1,674,213
Electric – 3.2%
Calpine Corp. Sr. Sec. Nt. 5.875% due 1/15/2024(2)	375,000	366,562
7.50% due 2/15/2021(2)	240,000	261,900
7.875% due 7/31/2020(2)	480,000	525,600
GenOn Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	380,000	399,950
NRG Energy, Inc. 6.625% due 3/15/2023	330,000	332,475
8.50% due 6/15/2019	600,000	640,500
AES Corp. Sr. Nt. 7.375% due 7/1/2021	630,000	710,325
8.00% due 6/1/2020	360,000	421,200

		3,658,512
Entertainment – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(2)	346,000	359,408

		359,408

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	91

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Financial - Other – 0.4%
Fly Leasing Ltd. 6.75% due 12/15/2020	$450,000	$455,625

		455,625
Gaming – 3.0%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)	750,000	757,500
MGM Resorts International 6.625% due 12/15/2021	400,000	423,000
Penn National Gaming, Inc. Sr. Nt. 5.875% due 11/1/2021(2)	450,000	444,375
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	496,125
PNK Finance Corp. 6.375% due 8/1/2021(2)	330,000	337,425
Scientific Games International, Inc. 6.25% due 9/1/2020	200,000	205,000
9.25% due 6/15/2019	620,000	664,950

		3,328,375
Government Related – 0.9%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(2)	945,000	1,034,775

		1,034,775
Healthcare – 5.6%
Amsurg Corp. 5.625% due 11/30/2020	800,000	832,000
ConvaTec Finance International S.A. Sr. Nt. 8.25% due 1/15/2019(2)(3)(5)	900,000	921,375
DaVita HealthCare Partners, Inc. 5.75% due 8/15/2022	400,000	405,000
6.625% due 11/1/2020	600,000	643,500
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	268,437
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(2)	630,000	700,875
Select Medical Corp. 6.375% due 6/1/2021	900,000	879,750
Teleflex, Inc. 6.875% due 6/1/2019	330,000	346,500

92	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Healthcare (continued)
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	$700,000	$754,250
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	550,000	580,250

		6,331,937
Home Construction – 3.3%
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	918,000
Taylor Morrison Communities, Inc. 5.25% due 4/15/2021(2)	200,000	194,500
7.75% due 4/15/2020(2)	391,000	430,100
WCI Communities, Inc. 6.875% due 8/15/2021(2)(3)	1,000,000	995,000
Weekley Homes LLC Sr. Nt. 6.00% due 2/1/2023(2)	650,000	627,250
Woodside Homes Co. LLC Sr. Nt. 6.75% due 12/15/2021(2)(3)	500,000	501,250

		3,666,100
Independent Energy – 11.1%
Alta Mesa Holdings LP 9.625% due 10/15/2018	870,000	930,900
Bonanza Creek Energy, Inc. 6.75% due 4/15/2021	1,020,000	1,068,450
BreitBurn Energy Partners LP 7.875% due 4/15/2022	560,000	582,400
Chesapeake Energy Corp. 5.75% due 3/15/2023(3)	1,000,000	1,030,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	630,000	647,325
Eagle Rock Energy Partners LP 8.375% due 6/1/2019	780,000	850,200
EV Energy Partners LP 8.00% due 4/15/2019	680,000	683,400
Halcon Resources Corp. 9.75% due 7/15/2020	670,000	698,475
Kodiak Oil & Gas Corp. 5.50% due 2/1/2022	330,000	328,350
Linn Energy LLC 7.00% due 11/1/2019(2)	600,000	606,000

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Independent Energy (continued)
Memorial Production Partners LP 7.625% due 5/1/2021	$800,000	$822,000
Midstates Petroleum Co., Inc. 9.25% due 6/1/2021	600,000	627,000
Penn Virginia Corp. 8.50% due 5/1/2020	600,000	645,000
RKI Exploration & Production LLC 8.50% due 8/1/2021(2)	800,000	842,000
Rosetta Resources, Inc. 5.625% due 5/1/2021	200,000	199,500
5.875% due 6/1/2022	450,000	446,625
Samson Investment Co. 10.50% due 2/15/2020(2)(3)	900,000	981,000
SandRidge Energy, Inc. 7.50% due 3/15/2021	500,000	523,750

		12,512,375
Industrial - Other – 0.7%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	800,000	844,000

		844,000
Insurance - Life – 1.2%
American Equity Investment Life Holding Co. 6.625% due 7/15/2021	600,000	627,000
CNO Financial Group, Inc. Sr. Sec. Nt. 6.375% due 10/1/2020(2)	700,000	745,500

		1,372,500
Insurance P&C – 1.5%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(2)	750,000	787,500
Hockey Merger Sub 2, Inc. Sr. Nt. 7.875% due 10/1/2021(2)(3)	900,000	924,750

		1,712,250
Lodging – 1.2%
NCL Corp. Ltd. 5.00% due 2/15/2018	670,000	690,100
Royal Caribbean Cruises Ltd. Sr. Nt. 5.25% due 11/15/2022	670,000	670,000

		1,360,100

94	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Media Cable – 2.7%
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(2)	$830,000	$879,800
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	540,000	517,050
CCO Holdings LLC 7.375% due 6/1/2020	240,000	259,800
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(2)	930,000	953,250
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019	450,000	486,562

		3,096,462
Media Noncable – 4.4%
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	560,000	606,200
7.625% due 6/15/2021	300,000	334,500
Intelsat Jackson Holdings S.A. 7.50% due 4/1/2021	690,000	760,725
Intelsat Luxembourg S.A. 8.125% due 6/1/2023(2)	600,000	643,500
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(2)	940,000	977,600
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)	900,000	985,500
6.875% due 5/15/2019(2)	560,000	598,500

		4,906,525
Metals And Mining – 2.3%
Commercial Metals Co. Sr. Nt. 4.875% due 5/15/2023	800,000	744,000
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(2)(3)	515,000	534,312
Steel Dynamics, Inc. 6.125% due 8/15/2019	670,000	725,275
TMS International Corp. 7.625% due 10/15/2021(2)	600,000	637,500

		2,641,087

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Non Captive Consumer – 0.6%
Stearns Holdings, Inc. Sr. Sec. Nt. 9.375% due 8/15/2020(2)	$670,000	$683,400

		683,400
Non Captive Diversified – 3.6%
AerCap Aviation Solutions B.V. 6.375% due 5/30/2017	800,000	866,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019	500,000	535,625
CIT Group, Inc. Sr. Nt. 5.00% due 8/1/2023	750,000	721,875
5.25% due 3/15/2018	550,000	589,875
5.50% due 2/15/2019(2)	450,000	482,625
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	750,000	832,500

		4,028,500
Oil Field Services – 1.4%
Exterran Partners LP 6.00% due 4/1/2021(2)(3)	1,050,000	1,042,125
Offshore Group Investment Ltd. Sr. Sec. Nt. 7.125% due 4/1/2023	500,000	510,000

		1,552,125
Packaging – 1.8%
Beverage Packaging Holdings Luxembourg II S.A. 6.00% due 6/15/2017(2)	600,000	607,500
Plastipak Holdings, Inc. Sr. Nt. 6.50% due 10/1/2021(2)	450,000	465,750
Sealed Air Corp. 8.125% due 9/15/2019(2)	900,000	1,010,250

		2,083,500
Pharmaceuticals – 1.6%
Capsugel S.A. Sr. Nt. 7.00% due 5/15/2019(2)(5)	600,000	611,250
Grifols, Inc. 8.25% due 2/1/2018	500,000	533,125
Par Pharmaceutical Cos., Inc. 7.375% due 10/15/2020	670,000	692,613

		1,836,988

96	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Pipelines – 6.0%
Atlas Pipeline Partners LP 5.875% due 8/1/2023(2)	$800,000	$762,000
Crestwood Midstream Partners LP 6.00% due 12/15/2020	670,000	690,100
Energy Transfer Equity LP Sr. Sec. Nt. 5.875% due 1/15/2024	750,000	742,500
Gibson Energy, Inc. Sr. Nt. 6.75% due 7/15/2021(2)(3)	800,000	846,001
MarkWest Energy Partners LP 6.50% due 8/15/2021	390,000	419,249
Martin Midstream Partners LP 7.25% due 2/15/2021	400,000	408,000
8.875% due 4/1/2018	400,000	422,000
NGL Energy Partners LP 6.875% due 10/15/2021(2)	450,000	461,250
Regency Energy Partners LP 6.50% due 7/15/2021	650,000	689,000
Targa Resources Partners LP 6.875% due 2/1/2021	500,000	537,500
Tesoro Logistics LP 5.875% due 10/1/2020(2)	380,000	388,550
6.125% due 10/15/2021	330,000	339,900

		6,706,050
Refining – 2.1%
Calumet Specialty Products Partners LP 7.625% due 1/15/2022(2)	750,000	757,500
9.375% due 5/1/2019	400,000	444,000
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020	670,000	700,150
Ultra Petroleum Corp. Sr. Nt. 5.75% due 12/15/2018(2)	450,000	462,375

		2,364,025
REITs – 0.8%
Sabra Health Care LP 8.125% due 11/1/2018	832,000	898,560

		898,560
Retailers – 5.5%
99 Cents Only Stores 11.00% due 12/15/2019	1,000,000	1,135,000

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Retailers (continued)
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	$1,100,000	$1,238,875
CDR DB Sub, Inc. Sr. Nt. 7.75% due 10/15/2020(2)	710,000	706,450
Chinos Intermediate Holdings A, Inc. Sr. Nt. 7.75% due 5/1/2019(2)(5)	600,000	613,500
CST Brands, Inc. 5.00% due 5/1/2023	870,000	839,550
Neiman Marcus Group Ltd., Inc. 8.00% due 10/15/2021(2)	450,000	470,250
8.75% due 10/15/2021(2)(5)	600,000	628,500
The Pantry, Inc. 8.375% due 8/1/2020	500,000	531,250

		6,163,375
Supermarkets – 2.1%
BI-LO LLC Sr. Nt. 8.625% due 9/15/2018(2)(5)	1,200,000	1,254,000
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(2)	400,000	439,500
Tops Holding II Corp. Sr. Nt. 8.75% due 6/15/2018(2)(5)	600,000	618,000

		2,311,500
Technology – 4.8%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	500,000	477,500
CDW LLC 8.50% due 4/1/2019	1,000,000	1,105,000
Equinix, Inc. Sr. Nt. 4.875% due 4/1/2020	350,000	348,250
5.375% due 4/1/2023	350,000	342,125
First Data Corp. Sec. Nt. 8.75% due 1/15/2022(2)(5)	1,013,000	1,081,377
12.625% due 1/15/2021	900,000	1,056,375
Freescale Semiconductor, Inc. Sr. Sec. Nt. 6.00% due 1/15/2022(2)	600,000	607,500

98	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2013	Principal Amount	Value
Technology (continued)
NXP B.V. Sr. Nt. 5.75% due 3/15/2023(2)	$330,000	$335,775

		5,353,902
Utility – 0.5%
Niska Gas Storage U.S. LLC 8.875% due 3/15/2018	560,000	582,400

		582,400
Wireless – 4.7%
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(2)	500,000	518,125
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(2)	540,000	561,600
MetroPCS Wireless, Inc. 6.25% due 4/1/2021(2)	50,000	51,875
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016 - 11/15/2022	1,400,000	1,446,375
7.00% due 3/1/2020(2)	200,000	223,000
9.00% due 11/15/2018(2)	525,000	632,625
Sprint Corp. 7.875% due 9/15/2023(2)	450,000	483,750
T-Mobile U.S.A., Inc. 6.125% due 1/15/2022	600,000	610,500
6.50% due 1/15/2024	600,000	607,500
6.633% due 4/28/2021	150,000	157,875

		5,293,225
Wirelines – 0.6%
CenturyLink, Inc. Sr. Nt. 5.625% due 4/1/2020	670,000	681,725

		681,725
Total Corporate Bonds (Cost $97,370,833)		101,634,845

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2013	Shares	Value
Preferred Stocks – 0.4%
Banking – 0.4%
Regions Financial Corp.	20,000	$443,000

		443,000
Total Preferred Stocks (Cost $500,000)		443,000

	Principal Amount	Value
Repurchase Agreements – 4.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $4,541,000, due 1/2/2014(6)	$4,541,000	4,541,000
Total Repurchase Agreements (Cost $4,541,000)		4,541,000
Total Investments - 99.9% (Cost $108,139,665)		112,432,556
Other Assets, Net - 0.1%		129,530
Total Net Assets - 100.0%		$112,562,086

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2013.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $43,991,523, representing 39.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.20%	10/17/2022	$4,633,671

100	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Sold Futures Contracts

10 YR U.S. Treasury Note	Goldman Sachs & Co.	22	3/20/2014	$2,707	$39,807

5 YR U.S. Treasury Note	Goldman Sachs & Co.	12	3/31/2014	1,432	16,083

Total					$55,890

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$5,813,711	$—	$5,813,711

Corporate Bonds	—	101,634,845	—	101,634,845

Preferred Stocks	443,000	—	—	443,000

Repurchase Agreements	—	4,541,000	—	4,541,000

Other Financial Instruments:

Financial Futures Contracts	55,890	—	—	55,890

Total	$498,890	$111,989,556	$—	$112,488,446

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	101

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Municipal Bonds – 98.9%
Arizona – 1.2%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	$1,500,000	$1,639,095
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,678,110

		3,317,205
California – 8.2%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,668,870
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,730,310
California St. Pub. Wrks. Brd. Lease Rev. Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,741,515
Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,147,720
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,428,911
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,875,000	2,166,150
California St. Var. Purp. G.O. 6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,661,440
6.50% due 4/1/2033	2,000,000	2,362,780
San Francisco City & Cnty. Arpt. Commn. Intl. Rev. Ref-AMT-Second-Ser. C 5.00% due 5/1/2025	1,500,000	1,601,145
Ser. G 5.25% due 5/1/2025	2,000,000	2,218,720
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,124,080

		22,851,641
Colorado – 1.1%
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A FHA Insured 5.50% due 11/1/2029	950,000	958,398
Colorado St. Health Facs. Auth. Rev. Catholic Health-Ser. A 5.25% due 2/1/2031	2,000,000	2,114,340

		3,072,738

102	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Connecticut – 5.3%
Connecticut St. G.O. Ser. C 5.75% due 11/1/2019	$1,500,000	$1,786,530
Ser. D 0.83% due 9/15/2018(1)	3,000,000	2,987,910
5.00% due 11/1/2030	2,000,000	2,144,280
Ser. E 5.00% due 9/15/2032	1,000,000	1,068,260
Sifma Index Ser. A 0.81% due 3/1/2021(1)	1,500,000	1,481,610
0.91% due 3/1/2022(1)	2,000,000	1,981,300
Connecticut St. Revolving Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	1,500,000	1,705,020
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,620,330

		14,775,240
Delaware – 0.5%
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2018(2)	1,195,000	1,404,962
5.00% due 12/1/2028	55,000	59,180

		1,464,142
District Of Columbia – 0.6%
Metropolitan Washington DC Arpt. Auth. Sys. Rev. AMT-Ser.C 5.00% due 10/1/2028	1,500,000	1,561,365

		1,561,365
Florida – 2.5%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,615,815
Florida St. G.O. Dept. Trans. Right of Way 5.375% due 7/1/2027	1,500,000	1,654,545
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,677,555
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev. Ref- Miami Children’s Hosp. Ser. A 6.125% due 8/1/2042	500,000	531,720

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	103

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Florida (continued)
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	$1,500,000	$1,612,665

		7,092,300
Georgia – 3.4%
Atlanta GA Arpt. Rev. Ref-Gen-Ser. C 5.25% due 1/1/2030	1,000,000	1,063,000
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,434,955
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(2)	1,760,000	2,036,989
5.00% due 2/1/2032 - 2/1/2036	2,740,000	2,907,882

		9,442,826
Guam – 0.4%
Guam Govt. Business Privilege Tax Rev. Ser. A 5.00% due 1/1/2027	1,000,000	1,026,480

		1,026,480
Illinois – 6.4%
Chicago IL O’Hare Intl. Arpt. Rev. Ref-AMT-Gen-Senior Lien-Ser. B 5.00% due 1/1/2024	1,000,000	1,044,820
Chicago IL Sales Tax Rev. Ser. A 5.25% due 1/1/2038	3,000,000	3,072,660
Cook Cnty. IL G.O. Ref-Ser. C 5.00% due 11/15/2019	1,000,000	1,149,730
Illinois St. G.O. 5.00% due 3/1/2017 - 1/1/2019	6,350,000	7,015,756
5.50% due 7/1/2027	2,000,000	2,099,520
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	2,081,120
Ser. B 5.50% due 1/1/2033	1,500,000	1,576,500

		18,040,106
Indiana – 0.8%
Indiana Fin. Auth. Health Sys. Rev. Sisters of St. Francis Health 5.00% due 11/1/2025	2,000,000	2,120,920

		2,120,920

104	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Iowa – 0.6%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	$1,650,000	$1,669,256

		1,669,256
Kansas – 1.2%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,683,330
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,630,260

		3,313,590
Louisiana – 1.2%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,650,065
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,676,010

		3,326,075
Maine – 0.6%
Maine St. Tpk. Auth. Rev. 6.00% due 7/1/2034	1,500,000	1,662,030

		1,662,030
Maryland – 2.7%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,646,820
Baltimore Cnty. MD G.O. Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,662,930
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,753,395
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	2,285,000	2,516,105

		7,579,250
Massachusetts – 4.5%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,628,205

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Massachusetts (continued)
Massachusetts St. College Bldg. Auth. Ser. B 5.00% due 5/1/2030	$1,500,000	$1,626,495
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,115,340
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,656,165
Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,699,005
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,666,605
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,135,920

		12,527,735
Michigan – 4.5%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,233,260
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	1,958,684
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	2,000,000	2,095,620
AMT-Ref-Detroit Met Arpt. Ser. D 5.00% due 12/1/2019	2,000,000	2,228,600
Arpt. Rev. Ref-Ser. B 5.00% due 12/1/2020	2,595,000	2,846,793
Detroit Met Arpt. Ser. A 5.00% due 12/1/2019	1,000,000	1,122,380

		12,485,337
Minnesota – 2.8%
Minnesota St. G.O. Hwy. & Var. Purp. 5.00% due 8/1/2022	1,500,000	1,684,995
Ref-St. Var. Purp. Ser. D 5.00% due 8/1/2022 - 8/1/2024	3,500,000	4,009,125
Minnesota St. Pub. Safety Radio 5.00% due 6/1/2024	2,000,000	2,213,860

		7,907,980

106	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Missouri – 2.4%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	$1,500,000	$1,627,350
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,674,255
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lien) 5.00% due 5/1/2025	1,500,000	1,632,855
(2nd Lien) 5.25% due 5/1/2018	1,500,000	1,709,715

		6,644,175
Nevada – 0.7%
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,113,120

		2,113,120
New Jersey – 9.0%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,199,960
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,611,270
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2015(2)	1,500,000	1,586,640
New Jersey Environmental Infrastructure Tr. AMT-Ser. B 5.00% due 9/1/2028	1,355,000	1,454,593
New Jersey Garden St. Preservation Tr. Ser. A FSA Insured 5.50% due 11/1/2015	1,500,000	1,640,910
New Jersey St. Economic Dev. Auth. Rev. Ref 5.00% due 6/15/2017	3,000,000	3,313,650
Ref-Sch. Facs. Constr. Sifma Ser. I 1.31% due 9/1/2025(1)	5,000,000	4,893,200
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. C FSA Insured 5.50% due 12/15/2016	1,500,000	1,710,210

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
New Jersey (continued)
Transn. Sys. Ser. D 5.00% due 6/15/2015(2)	$2,000,000	$2,135,720
New Jersey St. Turnpike Auth. Ser. B 5.00% due 1/1/2021	2,000,000	2,289,720
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,276,500

		25,112,373
New York – 10.1%
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2024	2,500,000	2,714,425
New York NY G.O. Ref-Ser. F 5.00% due 8/1/2027	1,000,000	1,083,490
Ser. H-1 5.25% due 3/1/2021	1,500,000	1,705,530
Subser. A-1 5.25% due 8/1/2025	1,610,000	1,831,938
Subser. J-4 0.61% due 8/1/2025(1)	3,000,000	2,987,520
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,275,360
New York St. Environmental Facs. Corp. St. Clean Wtr. & Drinking Revolving Fds. NYC Muni. Wtr. Fin. Auth. Projs-2nd Res-Ser. D 5.00% due 6/15/2024 - 6/15/2027	3,000,000	3,380,390
New York St. Liberty Dev. Corp. Liberty Rev. Ref-7 World Trade Ctr. Class 1 5.00% due 9/15/2029 - 9/15/2031	3,425,000	3,664,833
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,659,075
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,621,725
Port Authority of NY & NJ Consol-Ser. 169 5.00% due 10/15/2024	2,000,000	2,177,000
Consol-Ser. 172 5.00% due 10/1/2030	2,000,000	2,080,620
Triborough NY Bridge. & Tunl. Auth. Revs. Ref-Gen-Ser. B 5.00% due 11/15/2029	1,000,000	1,080,120

		28,262,026

108	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
North Carolina – 3.1%
Charlotte NC G.O. Ref-Ser. A 5.00% due 7/1/2022	$1,000,000	$1,186,060
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	1,883,245
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,645,020
Wake Cnty. NC G.O. 5.00% due 3/1/2017(2)	1,500,000	1,705,305
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,322,560

		8,742,190
Ohio – 1.1%
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,605,105
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,584,135

		3,189,240
Oklahoma – 0.6%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,786,483

		1,786,483
Oregon – 1.6%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2018(2)	1,500,000	1,822,215
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,633,269
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,118,560

		4,574,044
Pennsylvania – 1.5%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	1,036,030
Pennsylvania St. Higher Edl. Facs. Auth. Rev. Univ. Pittsburgh Med. Ctr. Ser. E 5.00% due 5/15/2031	1,000,000	1,017,370

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	$1,000,000	$1,091,210
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,144,690

		4,289,300
Puerto Rico – 0.0%
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. A Pre-refunded-First Sub 6.125% due 2/1/2014(2)	40,000	40,168

		40,168
Rhode Island – 0.9%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,646,820
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	1,015,000	996,821

		2,643,641
South Carolina – 1.9%
Charleston Cnty. SC G.O. Cap. Impt. Transn. Sales Tax 5.00% due 11/1/2022	2,000,000	2,333,300
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A 5.50% due 1/1/2015	1,500,000	1,576,440
Ser. B 5.25% due 1/1/2034	1,500,000	1,563,330

		5,473,070
Tennessee – 2.8%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	1,500,000	1,551,375
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Health & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,316,700
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,634,265
Tennessee St. G.O. Ser. C 5.00% due 5/1/2018(2)	1,425,000	1,669,316

110	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Tennessee (continued)
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	$1,500,000	$1,599,330

		7,770,986
Texas – 9.0%
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,201,920
Bexar Cnty. Tex. G.O. Certificates Oblig. 5.00% due 6/15/2030	1,500,000	1,614,585
Canadian River Tex. Mun. Wtr. Auth. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,189,920
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,683,825
Lower Colorado River Tex. Auth. Rev Ref. 5.50% due 5/15/2032	1,000,000	1,066,190
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,608,255
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,631,865
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	4,250,000	4,895,028
North Tex. Twy. Auth. Rev. Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,611,180
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,647,360
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	3,130,000	3,353,826
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,681,755

		25,185,709
Virginia – 2.9%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	537,090

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2013	Principal Amount	Value
Virginia (continued)
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(2)	$1,045,000	$1,095,453
Virginia St. Pub. Sch. Auth. Sch. Fing. Ser. B
5.00% due 8/1/2028	1,500,000	1,623,180
5.25% due 8/1/2033	1,000,000	1,082,940
Virginia St. Pub. Sch. Auth. Spl. Oblg. Montgomery Cnty. Sch. Fing. 5.00% due 1/15/2026	2,000,000	2,203,720
Virginia St. Res. Auth. Infrastructure Rev. Pooled Fing. Prog. Ser. B 5.00% due 11/1/2030	1,375,000	1,504,126

		8,046,509
Washington – 2.8%
Clark Cnty. WA Pub. Utility Dist. No. 001 Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,168,620
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	1,976,444
Port of Seattle WA Rev. AMT-Ref-Ser. B 5.00% due 9/1/2024	1,500,000	1,618,485
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	2,000,000	2,115,280

		7,878,829
Total Municipal Bonds (Cost $265,308,093)		276,988,079
Total Investments - 98.9% (Cost $265,308,093)		276,988,079
Other Assets, Net - 1.1%		2,980,949
Total Net Assets - 100.0%		$279,969,028

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2013.
(2)	Pre-refunded.

112	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$276,988,079	$—	$276,988,079

Total	$—	$276,988,079	$—	$276,988,079

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	113

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2013	Principal Amount	Value
Municipal Bonds – 99.3%
Arizona – 0.8%
Tempe AZ Indl. Dev. Auth. Rev. Ref-Friendship Vlg. Ser. A 6.25% due 12/1/2042	$1,000,000	$991,990

		991,990
California – 11.3%
California Hlth. Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2020(1)	1,500,000	1,864,575
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	1,000,000	1,021,690
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,393,587
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1
6.125% due 11/1/2029	1,500,000	1,732,920
6.625% due 11/1/2034	270,000	270,073
Foothill Eastern Trans. Corridor Agy. CA. Toll Road Rev. Ref-Convertible Cap. Apprec. 5.875% due 1/15/2026(1)	2,000,000	2,027,940
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A
5.625% due 9/1/2040	1,000,000	999,230
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	1,013,690
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	1,013,690
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,972,522

		13,309,917
Colorado – 3.2%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	1,020,360
Colorado Regl. Trans. Dist. Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2034	2,000,000	2,053,060
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026	670,000	716,511

		3,789,931

114	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2013	Principal Amount	Value
District Of Columbia – 3.2%
District of Columbia Rev. Utd. Negro College Fund 6.875% due 7/1/2040	$2,000,000	$2,220,720
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,562,250

		3,782,970
Florida – 12.3%
Brevard Cnty. FLA Hlth. Facs. Auth. Hlth. Care Facs. Rev. Hlth. First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,615,815
Highlands Cnty. FLA Hlth. Facs. Auth. Rev. Adventist Hlth./Sunbelt Ser. B 6.00% due 11/15/2037	1,600,000	1,745,488
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev. Ref-Miami Children’s Hosp.
5.875% due 8/1/2042	975,000	1,018,807
Ref-Miami Children’s Hosp. Ser. A 6.125% due 8/1/2042	3,395,000	3,610,379
Village Cmnty. Dev. Dist. No. 10 FLA Spl. Assessment Rev. 5.00% due 5/1/2032	1,995,000	1,843,739
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,160,000	2,308,176
Ref-Phase III 6.125% due 5/1/2040	2,190,000	2,334,102

		14,476,506
Georgia – 1.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,405,000

		1,405,000
Illinois – 9.2%
Chicago IL O’Hare Intl. Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,575,555
Illinois Fin. Auth. Rev. Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	2,600,000	2,654,834
6.50% due 4/1/2044	755,000	768,613
Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	735,000	726,246
Temps-75-Admiral at Lake-D-1 7.00% due 5/15/2018	1,000,000	1,001,020

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	115

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2013	Principal Amount	Value
Illinois (continued)
Illinois St. G.O. 5.50% due 7/1/2025 - 7/1/2038	$2,000,000	$2,091,740
Ser. A 5.00% due 9/1/2031	2,000,000	1,983,660

		10,801,668
Indiana – 1.7%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	1,945,049

		1,945,049
Iowa – 0.7%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	825,000	834,628

		834,628
Kentucky – 3.1%
Kentucky St. Economic Dev. Fin. Auth. Owensboro Med. Hlth Sys. Ser. A 6.00% due 6/1/2030	1,000,000	1,045,800
Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,609,700

		3,655,500
Louisiana – 1.4%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,596,165

		1,596,165
Maryland – 1.3%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,574,400

		1,574,400
Massachusetts – 3.0%
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 - 7/1/2033	3,500,000	3,564,340

		3,564,340
Michigan – 2.2%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser. C 5.50% due 12/1/2028	965,000	991,113
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	1,500,000	1,571,715

		2,562,828

116	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2013	Principal Amount	Value
New Jersey – 4.0%
New Jersey Economic Dev. Auth. Rev. MSU Student Hsg. Proj. Provident Group Montclair LLC 5.875% due 6/1/2042	$2,000,000	$2,052,900
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	1,500,000	1,547,925
New Jersey St. Trans. Trust Fund Auth. Rev. Transn. Ser. B 5.25% due 6/15/2036	1,060,000	1,096,930

		4,697,755
New Mexico – 3.1%
Farmington NM Poll. Ctrl. Rev. Ref- Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,656,944
Ref-AMT-Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	2,046,900

		3,703,844
New York – 5.4%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,621,170
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,580,565
New York City Indl. Dev. Agy. Spl. Fac. Rev. AMT-JetBlue Airways Corp. Project 5.125% due 5/15/2030	1,825,000	1,580,998
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK Intl. Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,610,085

		6,392,818
Ohio – 1.2%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,472,865

		1,472,865
Oklahoma – 2.7%
Oklahoma Dev. Fin. Auth. CCRC Rev. Ref-Inverness Vlg. Cmnty. 6.00% due 1/1/2032	1,625,000	1,569,571
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,579,530

		3,149,101

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	117

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2013	Principal Amount	Value
Pennsylvania – 7.2%
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group 6.00% due 1/1/2030	$1,300,000	$1,333,423
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,580,400
Ref-Asbury PA Oblig. Group 5.25% due 1/1/2032	1,350,000	1,274,940
Dauphin Cnty. PA Gen. Auth. Hlth. Sys. Rev. Pinnacle Hlth. Sys. Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,598,640
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. A 5.625% due 12/1/2031	1,500,000	1,618,485
6.50% due 12/1/2036	1,000,000	1,105,010

		8,510,898
Rhode Island – 1.9%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,646,820
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	589,254

		2,236,074
South Carolina – 2.9%
Richland Cnty. SC Environmental Impt. Rev. Intl. Paper 6.10% due 4/1/2023	1,780,000	1,791,748
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,604,220

		3,395,968
Tennessee – 2.7%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,551,375
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	1,665,000	1,684,680

		3,236,055
Texas – 12.2%
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,523,895

118	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2013	Principal Amount	Value
Texas (continued)
Lower Colorado River Tex. Auth. Rev Ref. 5.50% due 5/15/2032	$1,500,000	$1,599,285
North Tex. Twy. Auth. Rev. Toll 2nd Tier Ref. Ser. F 5.75% due 1/1/2033	2,000,000	2,096,220
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	228,000	228,372
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	3,110,000	3,361,785
7.50% due 6/30/2033	2,000,000	2,237,860
Sr. Lien-NTE Mobility
6.875% due 12/31/2039	1,500,000	1,607,265
7.50% due 12/31/2031	1,500,000	1,683,105

		14,337,787
Wisconsin – 1.4%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser.B 5.75% due 11/1/2025	1,605,000	1,705,922

		1,705,922
Total Municipal Bonds (Cost $113,592,072)		117,129,979
Total Investments - 99.3% (Cost $113,592,072)		117,129,979
Other Assets, Net - 0.7%		807,556
Total Net Assets - 100.0%		$117,937,535

(1)	Pre-refunded.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$117,129,979	$—	$117,129,979

Total	$—	$117,129,979	$—	$117,129,979

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	119

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2012	$1,009,931

Change in unrealized appreciation/depreciation	1,060,236

Net realized loss	(1,334,141)

Purchases	—

Sales	(736,026)

Transfers into/out of Level 3	—

Balance as of 12/31/2013	$—

120	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Senior Secured Loans – 83.5%
Aerospace & Defense – 0.4%
Sequa Corp. New Term Loan B 5.25% due 6/19/2017(1)	$10,355,038	$10,090,570

		10,090,570
Airlines – 2.5%
Air Canada Term Loan B 5.50% due 9/20/2019(1)	20,500,000	20,781,875
American Airlines, Inc. Exit Term Loan 3.75% due 6/27/2019(1)	30,857,469	31,011,756
Delta Air Lines, Inc. New Term Loan B 3.50% due 4/20/2017(1)	19,156,989	19,215,226

		71,008,857
Automotive – 2.8%
Navistar International Corp. Term Loan B 5.75% due 8/17/2017(1)	13,950,000	14,137,488
Schaeffler AG USD Term Loan C 4.25% due 1/27/2017(1)	26,000,000	26,184,080
The Goodyear Tire & Rubber Co. New 2nd Lien Term Loan 4.75% due 4/30/2019(1)	25,000,000	25,243,750
TI Group Automotive Systems LLC Term Loan B 5.50% due 3/28/2019(1)	13,895,000	14,068,687

		79,634,005
Building Materials – 2.9%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(1)	22,942,500	22,967,966
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(1)	28,428,750	28,416,810
Nortek, Inc. Term Loan 5.25% due 4/26/2017(1)	3,453,186	3,457,502
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00% due 9/28/2020(1)	25,935,000	26,027,329
2nd Lien Term Loan 7.00% due 3/26/2021(1)	2,000,000	2,043,340

		82,912,947

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	121

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Chemicals – 2.3%
Arysta LifeScience Corp.
1st Lien Term Loan 4.50% due 5/29/2020(1)	$17,412,500	$17,494,165
2nd Lien Term Loan 8.25% due 11/30/2020(1)	5,000,000	5,081,250
Ascend Performance Materials LLC Term Loan B 6.75% due 4/10/2018(1)	14,737,500	14,092,734
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.75% due 2/1/2020(1)	29,775,000	29,961,094

		66,629,243
Consumer Cyclical Services – 0.8%
Garda World Security Corp.
Delayed Draw Term Loan B 0.50% due 11/8/2020(1)(2)	2,037,037	2,038,952
New Term Loan B 4.00% due 11/6/2020(1)	7,962,963	7,970,448
Monitronics International, Inc. New Term Loan B 4.25% due 3/23/2018(1)	12,773,301	12,869,100

		22,878,500
Consumer Products – 3.6%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(1)	29,051,557	29,124,186
KIK Custom Products, Inc.
New 1st Lien Term Loan 5.50% due 4/29/2019(1)	19,900,000	19,564,287
New 2nd Lien Term Loan 9.50% due 10/29/2019(1)	10,000,000	10,050,000
Party City Holdings, Inc. Refi Term Loan B 4.25% due 7/29/2019(1)	17,787,825	17,849,015
The Sun Products Corp. New Term Loan 5.50% due 3/23/2020(1)	26,301,250	24,894,133

		101,481,621
Diversified Manufacturing – 0.7%
Silver II U.S. Holdings LLC Term Loan 4.00% due 12/13/2019(1)	19,501,492	19,521,774

		19,521,774

122	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Electric – 2.7%
Calpine Corp.
Term Loan B1 4.00% due 4/2/2018(1)	$10,672,979	$10,734,562
Term Loan B3 4.00% due 10/9/2019(1)	21,255,999	21,379,284
Dynegy Holdings, Inc. Term Loan B2 4.00% due 4/23/2020(1)	14,542,308	14,596,841
GIM Channelview Cogeneration LLC Term Loan B 4.25% due 5/8/2020(1)	9,950,000	9,999,750
LSP Madison Funding LLC Term Loan 5.50% due 6/28/2019(1)	9,175,874	9,250,475
Star West Generation LLC New Term Loan B 4.25% due 3/13/2020(1)	11,413,750	11,513,620

		77,474,532
Entertainment – 1.0%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	27,431,250	27,410,677

		27,410,677
Environmental – 0.9%
ADS Waste Holdings, Inc. New Term Loan B 4.25% due 10/9/2019(1)	19,800,000	19,887,912
WTG Holdings III Corp. 1st Lien Term Loan 4.75% due 12/11/2020(1)	5,000,000	5,016,650

		24,904,562
Food And Beverage – 3.3%
Del Monte Foods Co. Term Loan 4.00% due 3/8/2018(1)	39,537,943	39,629,276
H.J. Heinz Co. Term Loan B2 3.50% due 6/5/2020(1)	38,556,250	38,824,601
New HB Acquisition LLC Term Loan 6.75% due 4/9/2020(1)	15,000,000	15,525,000

		93,978,877

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	123

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Gaming – 4.1%
Bally Technologies, Inc. Term Loan B 4.25% due 11/25/2020(1)	$29,426,250	$29,619,286
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(1)	9,975,000	9,990,561
MGM Resorts International Term Loan B 3.50% due 12/20/2019(1)	9,900,000	9,918,612
Peninsula Gaming LLC Term Loan 4.25% due 11/20/2017(1)	15,219,394	15,308,123
Pinnacle Entertainment, Inc. Term Loan B2 3.75% due 8/13/2020(1)	5,970,000	5,990,895
Scientific Games International, Inc. New Term Loan B 4.25% due 10/18/2020(1)	18,000,000	18,004,500
Station Casinos LLC New Term Loan B 5.00% due 3/2/2020(1)	27,797,462	28,075,437

		116,907,414
Healthcare – 7.9%
Convatec, Inc. Term Loan 4.00% due 12/22/2016(1)	12,527,764	12,585,141
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(1)	19,800,000	19,923,750
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(1)	22,832,283	22,929,321
INC Research, Inc. Refi Term Loan B 6.00% due 7/12/2018(1)	14,690,602	14,733,499
MedSolutions Holdings, Inc. Term Loan B 6.50% due 7/8/2019(1)	21,450,000	21,450,000
National Mentor Holdings, Inc. New Term Loan B 6.50% due 2/9/2017(1)	19,840,997	19,923,734
Onex Carestream Finance LP
1st Lien Term Loan 5.00% due 6/7/2019(1)	17,513,160	17,718,940
2nd Lien Term Loan 9.50% due 6/7/2019(1)	15,000,000	15,262,500

124	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Healthcare (continued)
Pharmaceutical Product Development LLC New Term Loan B 4.00% due 12/5/2018(1)	$990,000	$995,356
Radnet Management, Inc. Term Loan B 4.256% due 10/10/2018(1)	11,368,688	11,326,055
Select Medical Corp. Series C Term Loan B 4.003% due 6/1/2018(1)	7,059,085	7,072,356
Sheridan Holdings, Inc.
New Delayed Draw 2013 Term Loan 4.50% due 6/29/2018(1)	2,083,333	2,078,125
Term Loan 4.50% due 6/29/2018(1)	18,369,796	18,410,026
2nd Lien Term Loan 2013 8.25% due 12/13/2021(1)	5,000,000	5,028,150
Surgical Care Affiliates, Inc. Class C Incremental Term Loan 4.25% due 6/29/2018(1)	17,010,738	17,053,265
United Surgical Partners International, Inc.
Extended Term Loan 4.25% due 4/19/2017(1)	9,243,668	9,282,214
Incremental Term Loan 4.75% due 4/3/2019(1)	8,366,912	8,398,287

		224,170,719
Independent Energy – 3.0%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75% due 12/1/2017(1)	32,000,000	32,640,000
Fieldwood Energy LLC
1st Lien Term Loan 3.875% due 9/28/2018(1)	6,982,500	7,025,163
2nd Lien Term Loan 8.375% due 9/30/2020(1)	13,500,000	13,770,000
Samson Investment Co New 2nd Lien Term Loan 5.00% due 9/25/2018(1)	13,000,000	13,032,500
Wildhorse Resources LLC 2nd Lien Term Loan 7.50% due 12/13/2018(1)	20,000,000	20,000,000

		86,467,663

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	125

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Industrial - Other – 1.5%
Brock Holdings III, Inc.
New Term Loan B 6.002% due 3/16/2017(1)	$10,095,131	$10,120,369
New 2nd Lien Term Loan 10.00% due 3/16/2018(1)	2,500,000	2,540,625
Rexnord LLC 1st Lien Term Loan B 4.00% due 8/21/2020(1)	29,925,000	29,987,244

		42,648,238
Insurance - Life – 0.6%
CNO Financial Group, Inc. Term Loan B2 3.75% due 9/20/2018(1)	16,221,510	16,228,323

		16,228,323
Insurance P&C – 2.3%
Alliant Holdings I, Inc. New Term Loan B 4.25% due 12/20/2019(1)	16,830,000	16,872,075
Asurion LLC New Term Loan B1 4.50% due 5/24/2019(1)	11,618,465	11,609,751
Cooper Gay Swett & Crawford Ltd. 2nd Lien Term Loan 8.25% due 10/16/2020(1)	4,000,000	3,860,000
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan 5.00% due 12/10/2019(1)	12,870,000	12,853,913
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	19,800,375	19,868,488

		65,064,227
Lodging – 1.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.75% due 10/26/2020(1)	31,578,947	31,815,789

		31,815,789
Media Cable – 2.6%
Grande Communications Holdings Term Loan B 4.50% due 5/22/2020(1)	18,407,500	18,369,212
Virgin Media Investment Holdings Ltd. USD Term Loan B 3.50% due 6/8/2020(1)	25,000,000	25,037,500

126	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Media Cable (continued)
Yankee Cable Acquisition LLC Term Loan B 4.50% due 3/2/2020(1)	$29,294,746	$29,503,911

		72,910,623
Media Noncable – 6.1%
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25% due 12/12/2020(1)	20,744,524	20,848,247
EMI Music Publishing Ltd. Term Loan B 4.25% due 6/29/2018(1)	14,159,560	14,197,932
Getty Images, Inc. Term Loan B 4.75% due 10/18/2019(1)	20,295,000	18,908,851
Media General, Inc. Delayed Draw Term Loan B 4.25% due 7/31/2020(1)	30,000,000	30,281,400
Telesat LLC USD Term Loan B2 3.50% due 3/28/2019(1)	18,208,616	18,246,490
Tribune Co. 2013 Term Loan 4.00% due 11/12/2020(1)	35,000,000	34,781,250
Univision Communications, Inc.
Term Loan C3 4.00% due 3/2/2020(1)	1,985,000	1,992,444
Converted Extended Term Loan 4.50% due 3/2/2020(1)	33,550,265	33,697,215

		172,953,829
Metals And Mining – 2.3%
Arch Coal, Inc. Term Loan B 6.25% due 5/16/2018(1)	32,564,724	32,083,092
FMG Resources (August 2006) Pty. Ltd. New Term Loan B 4.25% due 6/28/2019(1)	32,635,525	33,033,351

		65,116,443
Non Captive Diversified – 1.8%
Fly Funding II S.a.r.l. Term Loan B 4.50% due 8/9/2019(1)	29,172,735	29,347,772
Flying Fortress, Inc. New Term Loan 3.50% due 6/30/2017(1)	5,000,000	5,006,250

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Non Captive Diversified (continued)
Home Loan Servicing Solutions Ltd. Term Loan B 4.50% due 6/19/2020(1)	$16,915,000	$16,999,575

		51,353,597
Oil Field Services – 2.6%
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	29,925,000	30,523,500
Saxon Energy Services, Inc. Term Loan B 5.50% due 2/15/2019(1)	22,049,711	22,224,345
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	11,442,500	11,671,350
Teine Energy Ltd. 2nd Lien Term Loan 7.50% due 5/9/2019(1)	10,917,500	11,026,675

		75,445,870
Packaging – 1.5%
Berry Plastics Holding Corp. Term Loan D 3.50% due 2/7/2020(1)	19,850,000	19,767,226
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00% due 12/3/2018(1)	23,287,331	23,485,273

		43,252,499
Pharmaceuticals – 3.8%
BioScrip, Inc.
Delayed Draw Term Loan 6.50% due 7/31/2020(1)	5,554,688	5,508,417
Term Loan B 6.50% due 7/31/2020(1)	9,257,813	9,180,695
Envision Acquisition Co. LLC
1st Lien Term Loan 5.75% due 11/4/2020(1)	19,950,000	20,058,129
2nd Lien Term Loan 9.75% due 11/15/2021(1)	2,500,000	2,525,000
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(1)	12,140,291	12,205,363
Patheon, Inc.
Term Loan 7.25% due 12/6/2018(1)	20,814,874	20,953,710
Bridge Term Loan 8.25% due 12/11/2014(1)	22,000,000	22,000,000

128	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Pharmaceuticals (continued)
Quintiles Transnational Corp. Term Loan B3 2.747% due 6/8/2018(1)	$16,000,000	$15,980,000

		108,411,314
Pipelines – 0.3%
EMG Utica LLC Term Loan 4.75% due 3/27/2020(1)	10,000,000	10,037,500

		10,037,500
Refining – 0.3%
Citgo Petroleum Corp.
Term Loan B 8.00% due 6/24/2015(1)	1,267,857	1,274,197
Term Loan C 9.00% due 6/23/2017(1)	6,769,756	6,820,529

		8,094,726
Retailers – 5.8%
99 Cents Only Stores New Term Loan 4.50% due 1/11/2019(1)	12,705,822	12,778,881
Bass Pro Group LLC New Term Loan 3.75% due 11/20/2019(1)	15,865,881	15,938,546
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50% due 9/26/2019(1)	22,325,328	22,439,857
New 2nd Lien Term Loan 8.50% due 3/26/2020(1)	15,000,000	15,281,250
David’s Bridal, Inc. New Term Loan B 5.00% due 10/11/2019(1)	15,840,000	15,889,579
Hudson’s Bay Co.
1st Lien Term Loan 4.75% due 11/4/2020(1)	25,000,000	25,384,500
2nd Lien Term Loan 8.25% due 11/4/2021(1)	8,500,000	8,776,250
National Vision, Inc. Term Loan B 7.00% due 8/2/2018(1)	6,813,333	6,830,367
Petco Animal Supplies, Inc. New Term Loan 4.00% due 11/24/2017(1)	11,130,374	11,173,894
The Neiman Marcus Group, Inc. New Term Loan B 5.00% due 10/26/2020(1)	30,000,000	30,345,900

		164,839,024

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	129

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Supermarkets – 1.4%
Albertson’s LLC Term Loan B2 4.75% due 3/21/2019(1)	$39,646,906	$39,828,488

		39,828,488
Technology – 6.9%
Avaya, Inc. Term Loan B5 8.00% due 3/30/2018(1)	18,780,789	19,029,635
CDW LLC New Term Loan 3.25% due 4/29/2020(1)	25,920,459	25,813,926
First Data Corp.
New 2017 Term Loan 4.164% due 3/24/2017(1)	10,000,000	10,007,500
2018 Term Loan 4.164% due 9/24/2018(1)	22,435,000	22,447,564
Freescale Semiconductor, Inc. Term Loan B4 5.00% due 2/28/2020(1)	27,790,000	28,052,893
Interactive Data Corp. New Term Loan B 3.75% due 2/11/2018(1)	9,603,784	9,601,767
ION Trading Technologies S.a.r.l. 2nd Lien Term Loan 8.25% due 5/21/2021(1)	21,706,500	22,100,039
RP Crown Parent LLC
2013 Term Loan 6.00% due 12/21/2018(1)	20,849,963	20,907,925
2nd Lien Term Loan 11.25% due 12/20/2019(1)	7,000,000	7,169,190
STG-Fairway Acquisitions, Inc. Term Loan B 6.25% due 2/28/2019(1)	14,437,500	14,410,502
SumTotal Systems LLC 1st Lien Term Loan 6.279% due 11/16/2018(1)	14,039,189	13,828,601
SunGard Data Systems, Inc. Term Loan D 4.50% due 1/31/2020(1)	1,980,000	1,988,257

		195,357,799
Wireless – 2.6%
Cricket Communications, Inc. Term Loan C 4.75% due 3/9/2020(1)	29,850,000	29,949,400

130	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Wireless (continued)
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(1)	$20,581,931	$20,601,278
LTS Buyer LLC 1st Lien Term Loan 4.50% due 4/13/2020(1)	23,308,870	23,389,053

		73,939,731
Wirelines – 1.1%
Integra Telecom, Inc. 1st Lien Term Loan 5.25% due 2/22/2019(1)	9,925,000	10,044,894
Level 3 Financing, Inc. New 2019 Term Loan 4.00% due 8/1/2019(1)	21,000,000	21,096,180

		31,141,074
Total Senior Secured Loans (Cost $2,361,096,788)		2,373,911,055

	Principal Amount	Value
Corporate Bonds – 14.1%
Airlines – 0.2%
Air Canada Sr. Sec. Nt. 6.75% due 10/1/2019(3)	4,000,000	4,220,000

		4,220,000
Automotive – 0.3%
The Goodyear Tire & Rubber Co. 6.50% due 3/1/2021	9,000,000	9,540,000

		9,540,000
Banking – 0.4%
Ally Financial, Inc. 4.625% due 6/26/2015	10,000,000	10,407,880

		10,407,880
Building Materials – 0.3%
Nortek, Inc. 8.50% due 4/15/2021	7,671,000	8,495,633

		8,495,633
Chemicals – 0.2%
U.S. Coatings Acquisition, Inc. 7.375% due 5/1/2021(3)	6,422,000	6,847,458

		6,847,458

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	131

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Consumer Cyclical Services – 0.4%
Monitronics International, Inc. 9.125% due 4/1/2020	$11,000,000	$11,660,000

		11,660,000
Consumer Products – 0.6%
Party City Holdings, Inc. 8.875% due 8/1/2020	8,250,000	9,240,000
PC Nextco Holdings LLC Sr. Nt. 8.75% due 8/15/2019(3)(4)	5,400,000	5,541,750
SIWF Merger Sub, Inc. Sr. Sec. Nt. 6.25% due 6/1/2021(3)	3,000,000	3,026,250

		17,808,000
Financial Other – 0.2%
Fly Leasing Ltd. 6.75% due 12/15/2020	5,000,000	5,062,500

		5,062,500
Food And Beverage – 0.2%
Del Monte Corp. 7.625% due 2/15/2019	6,000,000	6,232,500

		6,232,500
Gaming – 0.7%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(3)	10,000,000	10,100,000
Pinnacle Entertainment, Inc. 7.75% due 4/1/2022	10,000,000	10,900,000

		21,000,000
Healthcare – 1.7%
ConvaTec Finance International S.A. Sr. Nt. 8.25% due 1/15/2019(3)(4)	5,600,000	5,733,000
ConvaTec Healthcare E S.A. 10.50% due 12/15/2018(3)	11,600,000	13,035,500
Select Medical Corp. 6.375% due 6/1/2021	18,000,000	17,595,000
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	10,750,000	11,341,250

		47,704,750

132	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Home Construction – 0.4%
WCI Communities, Inc. 6.875% due 8/15/2021(3)	$12,000,000	$11,940,000

		11,940,000
Independent Energy – 2.8%
Alta Mesa Holdings LP 9.625% due 10/15/2018	10,330,000	11,053,100
Clayton Williams Energy, Inc.
7.75% due 4/1/2019	4,000,000	4,110,000
7.75% due 4/1/2019(3)	10,000,000	10,275,000
Energy XXI Gulf Coast, Inc. 7.50% due 12/15/2021(3)	6,250,000	6,515,625
Northern Oil and Gas, Inc. 8.00% due 6/1/2020	8,250,000	8,641,875
Penn Virginia Corp. 8.50% due 5/1/2020	15,000,000	16,125,000
Samson Investment Co. 10.50% due 2/15/2020(3)	9,000,000	9,810,000
SandRidge Energy, Inc. 8.125% due 10/15/2022	11,000,000	11,660,000

		78,190,600
Industrial - Other – 0.4%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(3)	11,600,000	12,238,000

		12,238,000
Insurance P&C – 0.2%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(3)	5,000,000	5,250,000

		5,250,000
Media Noncable – 0.2%
RR Donnelley & Sons Co. Sr. Nt. 8.25% due 3/15/2019	6,000,000	6,870,000

		6,870,000
Metals And Mining – 0.5%
FMG Resources August 2006 Pty. Ltd. 6.875% due 4/1/2022(3)	8,000,000	8,720,000
Peabody Energy Corp. 6.25% due 11/15/2021	5,000,000	5,050,000

		13,770,000

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Oil Field Services – 0.4%
Exterran Partners LP 6.00% due 4/1/2021(3)	$11,250,000	$11,165,625

		11,165,625
Packaging – 0.2%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 5.75% due 10/15/2020	5,000,000	5,100,000

		5,100,000
Pharmaceuticals – 0.1%
Capsugel S.A. Sr. Nt. 7.00% due 5/15/2019(3)(4)	2,000,000	2,037,500

		2,037,500
Pipelines – 0.2%
Atlas Pipeline Partners LP 4.75% due 11/15/2021(3)	4,600,000	4,209,000

		4,209,000
Real Estate Investment Trusts – 0.1%
Sabra Health Care LP 8.125% due 11/1/2018	3,250,000	3,510,000

		3,510,000
Retailers – 0.7%
99 Cents Only Stores 11.00% due 12/15/2019	5,625,000	6,384,375
Michaels FinCo Holdings LLC Sr. Nt. 7.50% due 8/1/2018(3)(4)	8,100,000	8,424,000
Neiman Marcus Group Ltd., Inc. 8.75% due 10/15/2021(3)(4)	6,000,000	6,285,000

		21,093,375
Supermarkets – 0.4%
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(3)	10,000,000	10,987,500

		10,987,500
Technology – 1.1%
Alcatel-Lucent U.S.A., Inc. 4.625% due 7/1/2017(3)	7,500,000	7,509,375
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(3)	7,457,000	7,121,435

134	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2013	Principal Amount	Value
Technology (continued)
Freescale Semiconductor, Inc. Sr. Sec. Nt. 5.00% due 5/15/2021(3)	$10,000,000	$9,725,000
Igloo Holdings Corp. Sr. Nt. 8.25% due 12/15/2017(3)(4)	8,000,000	8,150,000

		32,505,810
Transportation Services – 0.5%
Avis Budget Car Rental LLC 2.996% due 12/1/2017(1)(3)	6,000,000	6,037,500
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	8,000,000	8,220,000

		14,257,500
Wireless – 0.7%
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(3)	12,470,000	12,922,037
Sprint Corp. 7.875% due 9/15/2023(3)	7,000,000	7,525,000

		20,447,037
Total Corporate Bonds (Cost $388,853,707)		402,550,668

	Principal Amount	Value
Repurchase Agreements – 4.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $116,810,000, due 1/2/2014(5)	116,810,000	116,810,000
Total Repurchase Agreements (Cost $116,810,000)		116,810,000
Total Investments - 101.7% (Cost $2,866,760,495)		2,893,271,723
Other Liabilities, Net - (1.7)%		(49,679,516)
Total Net Assets - 100.0%		$2,843,592,207

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2013.
(2)	Unfunded loan commitments. See 5g in Notes to Financial Statements.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $215,351,555, representing 7.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	135

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.20%	10/17/2022	$119,146,297

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$2,373,911,055	$—	$2,373,911,055

Corporate Bonds	—	402,550,668	—	402,550,668

Repurchase Agreements	—	116,810,000	—	116,810,000

Total	$—	$2,893,271,723	$—	$2,893,271,723

136	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Asset-Backed Securities – 1.9%
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(2)	$973,750	$1,032,117
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)(2)	429,620	444,381
Total Asset-Backed Securities (Cost $1,418,025)		1,476,498

	Principal Amount	Value
Collateralized Mortgage Obligations – 14.5%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	217,266	229,502
Banc of America Mortgage Securities, Inc. 2003-J 2A2 2.836% due 11/25/2033(3)	292,086	293,724
Bear Stearns ALT-A Trust 2003-3 2A 2.583% due 10/25/2033(3)	468,255	467,064
2004-4 A1 0.765% due 6/25/2034(3)	500,961	469,361
Chase Mortgage Finance Corp. 2005-S1 1A10 5.50% due 5/25/2035	56,843	57,924
2007-A1 2A1 2.71% due 2/25/2037(2)(3)	178,101	178,262
2007-A1 9A1 2.694% due 2/25/2037(3)	175,050	175,177
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.688% due 4/25/2037(3)	50,721	50,813
Countrywide Home Loans Mortgage Pass-Through Trust 2003-11 A31 5.50% due 5/25/2033(2)	116,616	121,555
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018(2)	128,240	131,789
2004-5 2A9 5.25% due 5/25/2034	410,425	421,573
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018(2)	65,191	66,600

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2004-AR5 6A1 2.571% due 6/25/2034(3)	$467,342	$466,612
First Horizon Mortgage Pass-Through Trust 2004-7 1A3 5.50% due 1/25/2035	254,721	251,340
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	149,040	153,331
JPMorgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019(2)	119,129	120,041
2005-A1 3A1 3.712% due 2/25/2035(2)(3)	264,937	265,936
2005-A1 6T1 3.554% due 2/25/2035(2)(3)	141,354	141,898
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.644% due 4/21/2034(2)(3)	251,233	257,309
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	91,521	95,072
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.532% due 2/25/2035(3)	482,209	480,848
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(2)	57,363	58,288
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019(2)	94,322	97,760
RAAC Trust 2005-SP1 1A5 5.00% due 9/25/2034	257,125	258,803
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	112,253	114,568
2005-S1 1A6 5.50% due 2/25/2035	308,750	303,116
2005-S1 2A1 4.75% due 2/25/2020	70,830	72,670
2005-S3 A1 4.75% due 3/25/2020	84,482	86,010
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.446% due 5/25/2034(2)(3)	433,835	430,815

138	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Asset Securities Corp. 2003-29 1A1 4.75% due 9/25/2018	$189,783	$194,107
2004-20 7A1 5.25% due 11/25/2034	254,611	262,792
2004-21XS 2A6A 4.74% due 12/25/2034(3)	54,922	54,927
Thornburg Mortgage Securities Trust 2004-4 3A 1.981% due 12/25/2044(2)(3)	451,486	447,627
Wells Fargo Mortgage Backed Securities Trust 2003-17 1A14 5.25% due 1/25/2034(2)	170,868	179,142
2004-EE 2A1 2.613% due 12/25/2034(2)(3)	404,849	407,910
2004-O A1 4.928% due 8/25/2034(2)(3)	331,700	337,067
2004-R 2A1 2.615% due 9/25/2034(2)(3)	360,956	367,113
2004-W A9 2.615% due 11/25/2034(3)	319,631	325,113
2004-Y 3A1 2.616% due 11/25/2034(3)	471,422	475,250
2005-2 2A1 4.75% due 4/25/2020	144,011	148,325
2005-6 A4 5.50% due 8/25/2035	197,891	200,700
2005-AR10 2A6 2.627% due 6/25/2035(2)(3)	265,173	267,750
2005-AR12 2A5 2.634% due 6/25/2035(3)	293,140	298,397
2005-AR3 2A1 2.628% due 3/25/2035(3)	437,459	437,094
2005-AR4 2A2 2.691% due 4/25/2035(3)	461,059	463,002
2006-1 A3 5.00% due 3/25/2021	194,361	199,016
2006-7 1A1
5.25% due 6/25/2021	35,071	35,932
Total Collateralized Mortgage Obligations (Cost $11,352,575)		11,419,025

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	139

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Senior Secured Loans – 15.0%
Automotive – 0.9%
Navistar International Corp. Term Loan B 5.75% due 8/17/2017(3)	$697,500	$706,874

		706,874
Consumer Products – 1.3%
Party City Holdings, Inc. Refi Term Loan B 4.25% due 7/29/2019(3)	987,525	990,922

		990,922
Electric – 2.9%
Calpine Corp. Term Loan B3 4.00% due 10/9/2019(3)	987,500	993,228
LSP Madison Funding LLC Term Loan 5.50% due 6/28/2019(3)	235,667	237,583
Star West Generation LLC New Term Loan B 4.25% due 3/13/2020(3)	992,500	1,001,184

		2,231,995
Food And Beverage – 1.8%
Del Monte Foods Co. Term Loan 4.00% due 3/8/2018(3)	929,796	931,944
H.J. Heinz Co. Term Loan B2 3.50% due 6/5/2020(3)	497,500	500,962

		1,432,906
Healthcare – 2.5%
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(3)	977,662	981,817
Select Medical Corp. Series C Term Loan B 4.003% due 6/1/2018(3)	463,184	464,055
Sheridan Holdings, Inc. Term Loan 4.50% due 6/29/2018(3)	495,001	496,085

		1,941,957

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December 31, 2013	Principal Amount	Value
Metals And Mining – 1.2%
Arch Coal, Inc. Term Loan B 6.25% due 5/16/2018(3)	$985,010	$970,441

		970,441
Oil Field Services – 1.3%
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(3)	997,500	1,017,450

		1,017,450
Pharmaceuticals – 0.9%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(3)	726,935	730,832

		730,832
Refining – 0.3%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(3)	253,571	254,839

		254,839
Retailers – 1.3%
Bass Pro Group LLC New Term Loan 3.75% due 11/20/2019(3)	972,111	976,563

		976,563
Wireless – 0.6%
Cricket Communications, Inc. Term Loan C 4.75% due 3/9/2020(3)	497,500	499,157

		499,157
Total Senior Secured Loans (Cost $11,633,458)		11,753,936

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 7.5%
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(2)	605,000	660,097
2006-C5 AM 5.462% due 10/15/2049(2)	420,000	460,251
CS Commercial Mortgage Trust 2006-C3 A3 5.791% due 6/15/2038(3)	485,781	528,927

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013		Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(1)(2)		$484,338	$484,710
GS Mortgage Securities Corp. II 2012-ALOH A 3.551% due 4/10/2034(1)(2)		500,000	491,607
LB UBS Commercial Mortgage Trust 2006-C1 AM 5.217% due 2/15/2031(2)(3)		600,000	644,736
2006-C6 AM 5.413% due 9/15/2039(2)		450,000	494,694
Morgan Stanley Capital I 2006-HQ9 AM 5.773% due 7/12/2044(2)(3)		500,000	545,594
SBA Tower Trust 2.933% due 12/15/2042(1)(2)		500,000	508,903
4.254% due 4/15/2040(1)(2)		500,000	506,245
Wachovia Bank Commercial Mortgage Trust 2006-C29 A4 5.308% due 11/15/2048(2)		500,000	546,447
Total Commercial Mortgage-Backed Securities (Cost $5,879,362)			5,872,211

	Foreign Currency(5)	Principal Amount	Value
Corporate Bonds – 50.1%
Automotive – 1.4%
Ford Motor Credit Co. LLC Sr. Nt. 3.875% due 1/15/2015(2)		500,000	515,927
General Motors Financial Co., Inc. 6.75% due 6/1/2018		250,000	285,000
Schaeffler Finance B.V. Sr. Sec. Nt. 4.75% due 5/15/2021(1)		300,000	299,250

			1,100,177
Banking – 8.2%
Bank of America Corp. Sr. Nt. 5.875% due 1/5/2021(2)		1,000,000	1,149,386
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022(2)		750,000	794,784
4.75% due 5/31/2017(2)	DKK	2,000,000	404,633

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December 31, 2013	Principal Amount	Value
Banking (continued)
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015(2)	$500,000	$537,455
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021(2)	500,000	555,724
Lloyds Bank PLC 6.375% due 1/21/2021(2)	250,000	294,799
Morgan Stanley Sr. Nt. 5.50% due 7/28/2021(2)	950,000	1,061,585
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	500,000	511,001
The Goldman Sachs Group, Inc. Sr. Nt. 5.75% due 1/24/2022(2)	500,000	562,844
5.95% due 1/18/2018(2)	500,000	568,469

		6,440,680
Brokerage – 0.7%
E*Trade Financial Corp. Sr. Nt. 6.375% due 11/15/2019	500,000	536,875

		536,875
Building Materials – 0.4%
Cemex S.A.B. de C.V. Sr. Sec. Nt. 6.50% due 12/10/2019(1)	300,000	309,900

		309,900
Chemicals – 0.8%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019(2)	250,000	276,660
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(2)	300,000	333,186

		609,846

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Construction Machinery – 0.8%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(1)	$300,000	$319,875
United Rentals North America, Inc. 7.625% due 4/15/2022	300,000	333,375

		653,250
Electric – 1.0%
AES Corp. Sr. Nt. 7.375% due 7/1/2021	300,000	338,250
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	444,000	484,515

		822,765
Energy - Integrated – 0.4%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(2)	250,000	288,990

		288,990
Entertainment – 1.0%
Time Warner, Inc. 4.00% due 1/15/2022(2)	500,000	506,316
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(1)	270,000	280,463

		786,779
Gaming – 0.7%
MGM Resorts International 6.625% due 12/15/2021	300,000	317,250
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	200,000	220,500

		537,750
Government Related – 1.4%
Petrobras International Finance Co. 5.875% due 3/1/2018(2)	1,000,000	1,065,785

		1,065,785
Healthcare – 1.6%
Catholic Health Initiatives 4.20% due 8/1/2023(2)	700,000	686,379
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	500,000	536,875

		1,223,254

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December 31, 2013	Principal Amount	Value
Home Construction – 0.3%
Taylor Morrison Communities, Inc. 7.75% due 4/15/2020(1)	$216,000	$237,600

		237,600
Independent Energy – 3.1%
Alta Mesa Holdings LP 9.625% due 10/15/2018	250,000	267,500
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019(2)	250,000	297,558
Bonanza Creek Energy, Inc. 6.75% due 4/15/2021	300,000	314,250
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	250,000	256,875
Eagle Rock Energy Partners LP 8.375% due 6/1/2019	300,000	327,000
EV Energy Partners LP 8.00% due 4/15/2019	130,000	130,650
Harvest Operations Corp. 6.875% due 10/1/2017	300,000	328,500
RKI Exploration & Production LLC 8.50% due 8/1/2021(1)	500,000	526,250

		2,448,583
Industrial - Other – 0.7%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(1)	500,000	527,500

		527,500
Insurance - Life – 0.7%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(2)	500,000	540,406

		540,406
Insurance P&C – 1.2%
ACE INA Holdings, Inc. 5.70% due 2/15/2017(2)	300,000	336,405
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(2)	500,000	606,106

		942,511
Media Cable – 2.8%
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	300,000	287,250

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Media Cable (continued)
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(1)	$300,000	$307,500
Comcast Corp. 6.50% due 11/15/2035(2)	500,000	583,201
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021	300,000	323,250
DIRECTV Holdings LLC 3.80% due 3/15/2022(2)	250,000	240,159
Time Warner Cable, Inc. 6.55% due 5/1/2037(2)	500,000	462,677

		2,204,037
Media Noncable – 3.1%
21st Century Fox America, Inc. 5.65% due 8/15/2020(2)	250,000	280,148
Discovery Communications LLC 5.625% due 8/15/2019(2)	250,000	280,711
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	250,000	270,625
Intelsat Jackson Holdings S.A. 7.25% due 10/15/2020	450,000	492,187
7.50% due 4/1/2021	250,000	275,625
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	300,000	312,000
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	500,000	549,375

		2,460,671
Metals And Mining – 3.9%
Anglo American Capital PLC 2.625% due 9/27/2017(1)(2)	1,000,000	1,004,309
Commercial Metals Co. Sr. Nt. 4.875% due 5/15/2023	500,000	465,000
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	154,000	159,775
Plains Exploration & Production Co. 6.625% due 5/1/2021(2)	200,000	219,309
Samarco Mineracao S.A. Sr. Nt. 5.75% due 10/24/2023(1)	250,000	247,500

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December 31, 2013	Principal Amount	Value
Metals And Mining (continued)
Southern Copper Corp. Sr. Nt. 7.50% due 7/27/2035	$400,000	$416,828
Vale Overseas Ltd. 6.875% due 11/21/2036	500,000	516,376

		3,029,097
Non Captive Consumer – 0.7%
HSBC Finance Capital Trust IX 5.911% due 11/30/2035(2)(3)	500,000	515,000

		515,000
Non Captive Diversified – 2.1%
AerCap Aviation Solutions B.V. 6.375% due 5/30/2017	300,000	324,750
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019	500,000	535,625
CIT Group, Inc. Sr. Nt. 5.25% due 3/15/2018	280,000	300,300
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	277,500
8.75% due 3/15/2017(2)	200,000	235,500

		1,673,675
Oil Field Services – 0.3%
Offshore Group Investment Ltd. Sr. Sec. Nt. 7.125% due 4/1/2023	250,000	255,000

		255,000
Paper – 0.3%
Georgia-Pacific LLC 5.40% due 11/1/2020(1)(2)	235,000	262,566

		262,566
Pipelines – 4.8%
Crestwood Midstream Partners LP 6.00% due 12/15/2020	400,000	412,000
Energy Transfer Partners LP Sr. Nt.
3.60% due 2/1/2023(2)	250,000	231,509
6.70% due 7/1/2018(2)	1,000,000	1,161,054
Magellan Midstream Partners LP Sr. Nt. 4.25% due 2/1/2021(2)	250,000	258,869

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2013	Principal Amount	Value
Pipelines (continued)
MarkWest Energy Partners LP 6.50% due 8/15/2021	$163,000	$175,225
Nisource Finance Corp. 5.65% due 2/1/2045(2)	750,000	768,258
Regency Energy Partners LP 6.50% due 7/15/2021	250,000	265,000
Tesoro Logistics LP 6.125% due 10/15/2021	500,000	515,000

		3,786,915
Refining – 1.1%
Calumet Specialty Products Partners LP 9.375% due 5/1/2019	250,000	277,500
Phillips 66 4.30% due 4/1/2022(2)	250,000	254,054
Ultra Petroleum Corp. Sr. Nt. 5.75% due 12/15/2018(1)	300,000	308,250

		839,804
REITs – 0.9%
Sabra Health Care LP 8.125% due 11/1/2018	163,000	176,040
WCI Finance LLC 5.70% due 10/1/2016(1)(2)	500,000	558,186

		734,226
Technology – 1.6%
Equinix, Inc. Sr. Nt. 4.875% due 4/1/2020	250,000	248,750
5.375% due 4/1/2023	250,000	244,375
First Data Corp. Sr. Sec. Nt. 7.375% due 6/15/2019(1)	500,000	533,750
Sanmina Corp. 7.00% due 5/15/2019(1)	250,000	265,938

		1,292,813
Wireless – 2.0%
America Movil S.A.B. de C.V. 5.625% due 11/15/2017(2)	500,000	563,208
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023	300,000	294,000
MetroPCS Wireless, Inc. 6.25% due 4/1/2021(1)	250,000	259,375

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December 31, 2013	Principal Amount	Value
Wireless (continued)
Sprint Communications, Inc. 9.00% due 11/15/2018(1)	$400,000	$482,000

		1,598,583
Wirelines – 2.1%
Qwest Corp. Sr. Nt. 6.75% due 12/1/2021(2)	500,000	547,482
Telecom Italia Capital S.A. 4.95% due 9/30/2014(2)	500,000	511,875
Verizon Communications, Inc. Sr. Nt. 6.55% due 9/15/2043(2)	500,000	584,979

		1,644,336
Total Corporate Bonds (Cost $38,145,594)		39,369,374

	Principal Amount	Value
Mortgage Pass-Through Securities – 0.2%

FNMA 3.50% due 7/1/2043(2)	193,682	192,605
Total Mortgage Pass-Through Securities (Cost $199,026)		192,605

	Principal Amount	Value
Municipal Bonds – 0.7%

Chicago IL O’Hare Intl. Arpt. Rev. Ref-AMT-Gen-Senior Lien-Ser. B 5.00% due 1/1/2024(2)	500,000	522,410
Total Municipal Bonds (Cost $561,476)		522,410

	Principal Amount	Value
U.S. Government Securities – 4.2%

U.S. Treasury Notes 0.875% due 12/31/2016	3,250,000	3,257,111
Total U.S. Government Securities (Cost $3,257,283)		3,257,111

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

	Principal Amount	Value
Repurchase Agreements – 4.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $3,379,000, due 1/2/2014(4)	$3,379,000	$3,379,000
Total Repurchase Agreements (Cost $3,379,000)		3,379,000
Total Investments - 98.4% (Cost $75,825,799)		77,242,170
Other Assets, Net - 1.6%		1,281,151
Total Net Assets - 100.0%		$78,523,321

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $11,703,840, representing 14.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

At December 31, 2013, the Fund entered into the following forward currency exchange contracts:

Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation/ (Depreciation)

3/19/2014	Barclays Bank PLC	USD	364,775	DKK	2,000,000	$(4,258)

3/19/2014	Barclays Bank PLC	USD	427,995	SEK	2,800,000	(6,776)

3/19/2014	JPMorgan Chase Bank	MXN	10,000,000	USD	761,514	(220)

3/19/2014	JPMorgan Chase Bank	SEK	2,800,000	USD	426,521	8,250

Total						$(3,004)

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Legend:

DKK – Danish Krone

MXN – Mexican Peso

SEK – Swedish Krona

USD – U.S. Dollar

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2013.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.20%	10/17/2022	$3,446,608

(5)	See currency legend above.

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

10 YR U.S. Treasury Note	Goldman Sachs & Co.	15	3/20/2014	$1,846	$(41,303)

5 YR U.S. Treasury Note	Goldman Sachs & Co.	38	3/31/2014	4,534	(59,806)

U.S. Ultra Bond	Goldman Sachs & Co.	10	3/20/2014	1,363	(10,660)

Total					$(111,769)

At December 31, 2013, the Fund had entered into the following open option contracts:

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation

60	30 YR U.S. Treasury Note, strike @ $132	February 2014	$76,825	$(22,500)	$54,325

Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation

60	30 YR U.S. Treasury Note, strike @ $125	February 2014	$36,352	$(30,938)	$5,414

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$1,476,498	$—	$1,476,498

Collateralized Mortgage Obligations	—	11,419,025	—	11,419,025

Senior Secured Loans	—	11,753,936	—	11,753,936

Commercial Mortgage-Backed Securities	—	5,872,211	—	5,872,211

Corporate Bonds	—	39,369,374	—	39,369,374

Mortgage Pass-Through Securities	—	192,605	—	192,605

Municipal Bonds	—	522,410	—	522,410

U.S. Government Securities	—	3,257,111	—	3,257,111

Repurchase Agreements	—	3,379,000	—	3,379,000

Other Financial Instruments:

Forward Currency Contracts	—	(3,004)	—	(3,004)

Financial Futures Contracts	(111,769)	—	—	(111,769)

Written Call Options	(22,500)	—	—	(22,500)

Written Put Options	(30,938)	—	—	(30,938)

Total	$(165,207)	$77,239,166	$—	$77,073,959

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FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2013	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$137,941,303	$1,331,015,897
Cash and cash equivalents	599,620	1,155,030
Foreign currency, at value	—	—
Receivable for investments sold	4,392,338	—
Dividends/interest receivable	1,030,474	6,169,885
Receivable for fund shares subscribed	121,454	13,827,832
Prepaid expenses	3,790	569
Receivable for variation margin	—	107,244
Unrealized appreciation for open forward currency contracts	—	—

Total Assets	144,088,979	1,352,276,457

Liabilities
Payable for investments purchased	9,066,402	11,955,959
Payable for fund shares redeemed	832,006	12,807,371
Options written, at value	15,469	—
Payable to distributor	15,306	173,336
Distributions payable	15,250	367,311
Payable for variation margin	12,688	—
Payable to adviser	9,075	515,886
Accrued trustees’ fees	2,039	19,938
Unrealized depreciation for open forward currency contracts	—	—
Unfunded loan commitments	—	—
Accrued expenses/other liabilities	70,121	270,748

Total Liabilities	10,038,356	26,110,549

Total Net Assets	$134,050,623	$1,326,165,908

Net Assets Consist of:
Paid-in capital	$131,626,942	$1,344,372,439
Distributions in excess of net investment income	—	(6,426)
Accumulated undistributed net investment income	34,020	—
Accumulated net realized gain/(loss) from investments, futures contracts, options written and foreign currency transactions	26,320	(13,119,113)
Net unrealized appreciation/(depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	2,363,341	(5,080,992)

Total Net Assets	$134,050,623	$1,326,165,908

Investments, at Cost	$135,430,234	$1,337,537,690

Foreign Currency, at Cost	$—	$—

Premiums Received for Options Written	$18,176	$—

Pricing of Shares
Net Assets:
Class A	$80,138,774	$580,941,718
Class C	12,056,431	268,237,199
Class K	7,287,298	5,894,102
Class Y	34,568,120	471,092,889
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	8,005,002	57,352,029
Class C	1,204,612	26,479,431
Class K	726,997	581,788
Class Y	3,451,601	46,499,148
Net Asset Value Per Share:
Class A	$10.01	$10.13
Class C	10.01	10.13
Class K	10.02	10.13
Class Y	10.02	10.13
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$10.40	$10.36

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FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$112,432,556	$276,988,079	$117,129,979	$2,893,271,723	$77,242,170
106,570	817,684	974,078	3,165,565	406,805
—	—	—	—	25
689,738	1,477,474	—	20,162,959	480,798
1,807,193	3,493,571	1,735,938	12,261,775	683,070
213,669	1,120,950	245,522	17,283,665	82,069
569	4,590	819	569	569
4,906	—	—	—	—
—	—	—	—	8,250

115,255,201	283,902,348	120,086,336	2,946,146,256	78,903,756

2,186,925	—	—	83,736,266	—
193,424	3,585,329	1,995,259	12,250,646	210,223
—	—	—	—	53,438
25,988	43,119	20,738	415,975	11,662
194,193	151,429	58,200	2,463,924	9,063
—	—	—	—	14,267
44,327	57,859	19,825	795,749	20,034
1,554	4,597	2,060	38,787	1,163
—	—	—	—	11,254
—	—	—	2,037,037	—
46,704	90,987	52,719	815,665	49,331

2,693,115	3,933,320	2,148,801	102,554,049	380,435

$112,562,086	$279,969,028	$117,937,535	$2,843,592,207	$78,523,321

$110,267,807	$274,406,649	$122,570,191	$2,840,108,838	$77,099,497
(1)	—	(2,750)	(44,066)	(42,863)
—	18,778	—	—	—
(2,054,501)	(6,136,385)	(8,167,813)	(22,983,793)	105,083
4,348,781	11,679,986	3,537,907	26,511,228	1,361,604

$112,562,086	$279,969,028	$117,937,535	$2,843,592,207	$78,523,321

$108,139,665	$265,308,093	$113,592,072	$2,866,760,495	$75,825,799

$—	$—	$—	$—	$27

$—	$—	$—	$—	$113,177

$42,328,963	$152,991,579	$54,602,584	$854,290,616	$53,614,630
37,733,398	64,061,032	36,049,192	800,072,028	12,690,828
23,036,132	—	—	2,773,758	3,806,317
9,463,593	62,916,417	27,285,759	1,186,455,805	8,411,546

5,790,917	14,853,966	5,460,573	82,629,997	5,191,116
5,152,727	6,221,084	3,605,794	77,348,582	1,223,203
3,141,749	—	—	268,262	366,705
1,301,063	6,111,885	2,728,426	114,724,238	818,899

$7.31	$10.30	$10.00	$10.34	$10.33
7.32	10.30	10.00	10.34	10.38
7.33	—	—	10.34	10.38
7.27	10.29	10.00	10.34	10.27
3.75%	3.75%	3.75%	2.25%	3.75%
$7.59	$10.70	$10.39	$10.58	$10.73

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	155

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2013	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$6,294,398	$41,920,140
Dividends	—	—

Total Investment Income	6,294,398	41,920,140

Expenses
Investment advisory fees	886,223	7,278,126
Distribution fees	519,057	5,013,007
Transfer agent fees	210,211	1,553,173
Custodian fees	80,939	202,067
Registration fees	58,274	124,102
Professional fees	43,606	163,320
Administrative service fees	21,605	197,679
Shareholder reports	19,798	134,043
Trustees’ fees	9,180	84,929
Insurance expense	5,330	44,607
Other expenses	4,298	26,210

Total Expenses	1,858,521	14,821,263

Less: Fee waiver by adviser	(249,099)	(121,036)

Total Expenses, Net	1,609,422	14,700,227

Net Investment Income	4,684,976	27,219,913

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts, Options Written and Foreign Currency Transactions
Net realized gain/(loss) from investments	284,687	(10,936,162)
Net realized gain/(loss) from futures contracts	21,613	(2,132,822)
Net realized gain from options written	79,424	—
Net realized loss from foreign currency transactions	—	—
Net change in unrealized appreciation/depreciation on investments	(8,470,136)	(20,015,001)
Net change in unrealized appreciation/depreciation on futures contracts	(150,435)	1,440,801
Net change in unrealized appreciation/depreciation on options written	2,707	—
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—

Net Gain/(Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(8,232,140)	(31,643,184)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,547,164)	$(4,423,271)

156	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS HighYield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$8,311,511	$15,192,003	$9,814,412	$132,783,222	$4,072,489
63,750	—	—	—	—

8,375,261	15,192,003	9,814,412	132,783,222	4,072,489

753,456	2,042,730	1,000,878	16,559,099	580,125
664,348	1,471,535	748,677	9,382,601	321,523
139,393	449,453	223,936	2,687,040	110,924
54,635	66,877	35,354	264,282	69,910
56,559	57,143	56,910	226,768	67,113
39,318	61,813	44,453	369,133	38,671
15,071	49,988	24,708	310,018	11,816
9,535	29,926	14,123	217,412	12,962
6,437	21,396	10,508	134,692	5,050
3,519	12,271	6,503	57,112	2,699
3,025	10,850	6,342	323,492	5,340

1,745,296	4,273,982	2,172,392	30,531,649	1,226,133

(194,717)	(386,530)	(434,656)	(2,960,864)	(348,252)

1,550,579	3,887,452	1,737,736	27,570,785	877,881

6,824,682	11,304,551	8,076,676	105,212,437	3,194,608

3,455,989	(6,136,385)	(7,022,336)	11,165,721	435,506
(106,525)	—	—	—	(443,888)
—	—	—	—	371,022
—	—	—	—	(9,010)
(2,268,714)	(27,340,584)	(14,952,856)	4,504,240	(3,202,727)
55,890	—	—	—	(111,769)
—	—	—	—	71,709
—	—	—	—	(7,489)

1,136,640	(33,476,969)	(21,975,192)	15,669,961	(2,896,646)

$7,961,322	$(22,172,418)	$(13,898,516)	$120,882,398	$297,962

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	157

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Investment Quality Bond

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$4,684,976	$5,497,092
Net realized gain/(loss) from investments, futures contracts and options written	385,724	3,483,850
Net change in unrealized appreciation/depreciation on investments, futures contracts and options written	(8,617,864)	2,878,630

Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,547,164)	11,859,572

Distributions to Shareholders
Net investment income
Class A	(2,824,108)	(3,301,321)
Class B*	—	(4,986)
Class C	(390,828)	(421,055)
Class K	(196,041)	(215,969)
Class Y	(1,273,999)	(1,553,764)
Net realized gain on investments
Class A	(332,048)	(1,951,986)
Class C	(59,879)	(414,185)
Class K	(29,667)	(142,116)
Class Y	(145,811)	(895,079)

Total Distributions	(5,252,381)	(8,900,461)

Capital Share Transactions
Proceeds from sales of shares	24,362,473	92,151,044
Reinvestment of distributions	4,934,563	8,157,513
Cost of shares redeemed	(110,994,178)	(73,038,476)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(81,697,142)	27,270,081

Net Increase/(Decrease) in Net Assets	(90,496,687)	30,229,192

Net Assets
Beginning of year	224,547,310	194,318,118

End of year	$134,050,623	$224,547,310

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$34,020	$34,508

Other Information:
Shares
Sold	2,362,860	8,763,143
Reinvested	484,130	774,731
Redeemed	(10,842,560)	(6,938,082)

Net Increase/(Decrease)	(7,995,570)	2,599,792

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

158	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12

$27,219,913	$26,897,802	$6,824,682	$8,683,534	$11,304,551	$12,959,359

(13,068,984)	892,892	3,349,464	2,412,621	(6,136,385)	3,125,657

(18,574,200)	14,310,314	(2,212,824)	7,380,543	(27,340,584)	14,536,075

(4,423,271)	42,101,008	7,961,322	18,476,698	(22,172,418)	30,621,091

(12,609,796)	(14,038,943)	(3,115,247)	(4,857,406)	(6,609,911)	(8,022,808)
—	(4,270)	—	(30,399)	—	—
(3,129,208)	(3,225,721)	(1,920,004)	(1,908,705)	(1,920,654)	(2,021,181)
(90,507)	(94,895)	(1,204,530)	(1,229,010)	—	—
(11,390,023)	(9,533,974)	(759,894)	(658,012)	(2,774,072)	(2,915,285)

(118,647)	(362,057)	—	—	(59,390)	—
(53,009)	(148,233)	—	—	(23,815)	—
(1,043)	(3,198)	—	—	—	—
(98,848)	(273,611)	—	—	(23,765)	—

(27,491,081)	(27,684,902)	(6,999,675)	(8,683,532)	(11,411,607)	(12,959,274)

918,921,776	1,525,961,897	56,339,294	59,371,621	89,071,968	241,162,026
22,148,909	21,386,079	4,611,072	5,006,588	8,872,698	9,240,761
(1,377,311,394)	(990,051,175)	(82,538,038)	(67,538,960)	(277,554,762)	(188,692,327)

(436,240,709)	557,296,801	(21,587,672)	(3,160,751)	(179,610,096)	61,710,460

(468,155,061)	571,712,907	(20,626,025)	6,632,415	(213,194,121)	79,372,277

1,794,320,969	1,222,608,062	133,188,111	126,555,696	493,163,149	413,790,872

$1,326,165,908	$1,794,320,969	$112,562,086	$133,188,111	$279,969,028	$493,163,149

$(6,426)	$(2,566)	$(1)	$—	$—	$—

$—	$—	$—	$174,705	$18,778	$18,942

89,693,913	148,237,840	7,717,120	8,512,840	8,237,613	21,919,507
2,169,626	2,076,204	633,544	710,559	830,523	836,998
(134,808,715)	(96,174,968)	(11,338,353)	(9,609,374)	(26,212,459)	(17,143,056)

(42,945,176)	54,139,076	(2,987,689)	(385,975)	(17,144,323)	5,613,449

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	159

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS High Income Municipal Bond

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$8,076,676	$9,642,641
Net realized gain/(loss) from investments, futures contracts, options written and foreign currency transactions	(7,022,336)	866,278
Net change in unrealized appreciation/depreciation on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	(14,952,856)	12,006,201

Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,898,516)	22,515,120

Distributions to Shareholders
Net investment income
Class A	(3,896,630)	(5,167,032)
Class C	(1,757,327)	(1,707,532)
Class K	—	—
Class Y	(2,426,719)	(2,768,077)
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(8,080,676)	(9,642,641)

Capital Share Transactions
Proceeds from sales of shares	67,477,002	237,430,289
Reinvestment of distributions	6,835,230	7,868,038
Cost of shares redeemed	(214,565,062)	(148,641,437)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(140,252,830)	96,656,890

Net Increase/(Decrease) in Net Assets	(162,232,022)	109,529,369

Net Assets
Beginning of year	280,169,557	170,640,188

End of year	$117,937,535	$280,169,557

Distributions in Excess of Net Investment Income Included in Net Assets	$(2,750)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$1,250

Other Information:
Shares
Sold	6,222,069	21,550,153
Reinvested	642,355	708,470
Redeemed	(20,103,907)	(13,397,593)

Net Increase/(Decrease)	(13,239,483)	8,861,030

160	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income

For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12

$105,212,437	$74,287,757	$3,194,608	$3,606,422

11,165,721	(20,597,881)	353,630	1,154,578

4,504,240	74,719,455	(3,250,276)	3,164,443

120,882,398	128,409,331	297,962	7,925,443

(34,787,955)	(30,518,555)	(2,429,996)	(2,833,197)
(25,507,532)	(22,020,276)	(334,949)	(327,712)
(164,617)	(199,837)	(101,165)	(93,284)
(44,792,353)	(21,547,216)	(493,849)	(353,247)

—	—	(18,620)	(1,007,508)
—	—	(4,283)	(156,209)
—	—	(1,315)	(36,618)
—	—	(2,997)	(110,058)

(105,252,457)	(74,285,884)	(3,387,174)	(4,917,833)

2,014,741,715	1,186,643,458	32,342,276	49,440,281
79,404,482	54,302,190	3,274,818	4,534,433
(1,209,449,428)	(504,420,282)	(63,711,121)	(29,970,542)

884,696,769	736,525,366	(28,094,027)	24,004,172

900,326,710	790,648,813	(31,183,239)	27,011,782

1,943,265,497	1,152,616,684	109,706,560	82,694,778

$2,843,592,207	$1,943,265,497	$78,523,321	$109,706,560

$(44,066)	$(48,103)	$(42,863)	$(95,745)

$—	$—	$—	$—

195,273,740	116,753,474	3,072,550	4,688,772
7,704,050	5,348,567	314,001	427,385
(117,276,207)	(49,792,386)	(6,096,868)	(2,842,567)

85,701,583	72,309,655	(2,710,317)	2,273,590

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	161

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/13	$10.50	$0.28	$(0.45)	$(0.17)	$(0.28)	$(0.04)
Year Ended 12/31/12	10.34	0.28	0.32	0.60	(0.28)	(0.16)
Year Ended 12/31/11	10.12	0.35	0.33	0.68	(0.35)	(0.11)
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—

Class C
Year Ended 12/31/13	$10.50	$0.20	$(0.45)	$(0.25)	$(0.20)	$(0.04)
Year Ended 12/31/12	10.34	0.20	0.32	0.52	(0.20)	(0.16)
Year Ended 12/31/11	10.11	0.28	0.34	0.62	(0.28)	(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—

Class K
Year Ended 12/31/13	$10.51	$0.24	$(0.45)	$(0.21)	$(0.24)	$(0.04)
Year Ended 12/31/12	10.36	0.23	0.31	0.54	(0.23)	(0.16)
Year Ended 12/31/11	10.13	0.31	0.34	0.65	(0.31)	(0.11)
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—

Class Y
Year Ended 12/31/13	$10.50	$0.30	$(0.44)	$(0.14)	$(0.30)	$(0.04)
Year Ended 12/31/12	10.35	0.30	0.31	0.61	(0.30)	(0.16)
Year Ended 12/31/11	10.12	0.37	0.34	0.71	(0.37)	(0.11)
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[3] to 12/31/09[4]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 172-173.

162	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.32)	$10.01	(1.64)%	$80,139	0.85%	1.01%	2.70%	2.54%	201%
(0.44)	10.50	5.85%	129,706	0.85%	0.99%	2.62%	2.48%	154%
(0.46)	10.34	6.87%	115,632	0.85%	0.98%	3.46%	3.33%	113%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%

$(0.24)	$10.01	(2.37)%	$12,057	1.60%	1.81%	1.92%	1.71%	201%
(0.36)	10.50	5.06%	27,040	1.60%	1.79%	1.83%	1.64%	154%
(0.39)	10.34	6.17%	15,482	1.60%	1.84%	2.60%	2.36%	113%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%

$(0.28)	$10.02	(2.02)%	$7,287	1.25%	1.41%	2.32%	2.16%	201%
(0.39)	10.51	5.33%	9,291	1.25%	1.44%	2.23%	2.04%	154%
(0.42)	10.36	6.55%	10,471	1.25%	1.50%	3.04%	2.79%	113%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%

$(0.34)	$10.02	(1.35)%	$34,568	0.66%	0.72%	2.89%	2.83%	201%
(0.46)	10.50	5.95%	58,511	0.66%	0.74%	2.80%	2.72%	154%
(0.48)	10.35	7.18%	51,026	0.66%	0.68%	3.39%	3.37%	113%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 172-173.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	163

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Year Ended 12/31/13	$10.32	$0.18	$(0.19)	$(0.01)	$(0.18)	$—	[5]
Year Ended 12/31/12	10.21	0.20	0.11	0.31	(0.20)	—	[5]
Year Ended 12/31/11	10.28	0.24	(0.06)	0.18	(0.24)	(0.01)
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)	(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)	—	[5]

Class C
Year Ended 12/31/13	$10.32	$0.10	$(0.19)	$(0.09)	$(0.10)	$—	[5]
Year Ended 12/31/12	10.21	0.12	0.11	0.23	(0.12)	—	[5]
Year Ended 12/31/11	10.28	0.16	(0.06)	0.10	(0.16)	(0.01)
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)	(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)	—	[5]

Class K
Year Ended 12/31/13	$10.32	$0.14	$(0.19)	$(0.05)	$(0.14)	$—	[5]
Year Ended 12/31/12	10.21	0.15	0.11	0.26	(0.15)	—	[5]
Year Ended 12/31/11	10.28	0.20	(0.06)	0.14	(0.20)	(0.01)
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)	(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)	—	[5]

Class Y
Year Ended 12/31/13	$10.32	$0.20	$(0.19)	$0.01	$(0.20)	$—	[5]
Year Ended 12/31/12	10.21	0.22	0.11	0.33	(0.22)	—	[5]
Year Ended 12/31/11	10.28	0.26	(0.06)	0.20	(0.26)	(0.01)
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)	(0.03)
Period From 5/13/09[3] to 12/31/09[4]	9.98	0.20	0.19	0.39	(0.20)	—	[5]

See notes to Financial Highlights on pages 172-173.

164	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$10.13	(0.07)%	$580,942	0.83%	0.84%	1.76%	1.75%	74%
(0.20)	10.32	3.06%	818,462	0.80%	0.84%	1.88%	1.84%	64%
(0.25)	10.21	1.68%	665,196	0.80%	0.86%	2.26%	2.20%	76%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%

$(0.10)	$10.13	(0.85)%	$268,237	1.61%	1.63%	0.98%	0.96%	74%
(0.12)	10.32	2.29%	334,753	1.55%	1.62%	1.12%	1.05%	64%
(0.17)	10.21	0.93%	236,987	1.55%	1.61%	1.52%	1.46%	76%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%

$(0.14)	$10.13	(0.50)%	$5,894	1.26%	1.30%	1.34%	1.30%	74%
(0.15)	10.32	2.65%	7,238	1.20%	1.33%	1.46%	1.33%	64%
(0.21)	10.21	1.28%	5,551	1.20%	1.36%	1.88%	1.72%	76%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%

$(0.20)	$10.13	0.15%	$471,093	0.61%	0.61%	1.98%	1.98%	74%
(0.22)	10.32	3.27%	633,868	0.61%	0.61%	2.03%	2.03%	64%
(0.27)	10.21	1.89%	312,680	0.60%	0.60%	2.43%	2.43%	76%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 172-173.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	165

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Fund
Class A
Year Ended 12/31/13	$7.25	$0.43	$0.07	$0.50	$(0.44)	$—
Year Ended 12/31/12	6.75	0.45	0.50	0.95	(0.45)	—
Year Ended 12/31/11	6.93	0.49	(0.18)	0.31	(0.49)	—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—

Class C
Year Ended 12/31/13	$7.25	$0.36	$0.07	$0.43	$(0.36)	$—
Year Ended 12/31/12	6.74	0.39	0.51	0.90	(0.39)	—
Year Ended 12/31/11	6.93	0.44	(0.19)	0.25	(0.44)	—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—

Class K
Year Ended 12/31/13	$7.25	$0.39	$0.08	$0.47	$(0.39)	$—
Year Ended 12/31/12	6.75	0.42	0.50	0.92	(0.42)	—
Year Ended 12/31/11	6.93	0.46	(0.18)	0.28	(0.46)	—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—

Class Y
Year Ended 12/31/13	$7.24	$0.43	$0.07	$0.50	$(0.47)	$—
Year Ended 12/31/12	6.74	0.46	0.50	0.96	(0.46)	—
Year Ended 12/31/11	6.92	0.50	(0.18)	0.32	(0.50)	—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[3] to 12/31/09[4]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on pages 172-173.

166	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.44)	$7.31	7.05%	$42,329	0.95%	1.11%	5.72%	5.56%	96%
(0.45)	7.25	14.43%	64,916	0.92%	1.12%	6.36%	6.16%	103%
(0.49)	6.75	4.56%	68,517	0.85%	1.11%	7.10%	6.84%	101%
(0.52)	6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%

$(0.36)	$7.32	6.10%	$37,733	1.70%	1.87%	4.97%	4.80%	96%
(0.39)	7.25	13.75%	34,998	1.67%	1.88%	5.60%	5.39%	103%
(0.44)	6.74	3.62%	27,882	1.60%	1.88%	6.34%	6.06%	101%
(0.47)	6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%

$(0.39)	$7.33	6.62%	$23,036	1.35%	1.49%	5.32%	5.18%	96%
(0.42)	7.25	13.98%	22,003	1.32%	1.52%	5.96%	5.76%	103%
(0.46)	6.75	4.15%	18,961	1.25%	1.54%	6.71%	6.42%	101%
(0.49)	6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%

$(0.47)	$7.27	7.14%	$9,464	0.76%	0.85%	5.88%	5.79%	96%
(0.46)	7.24	14.66%	11,271	0.73%	0.91%	6.52%	6.34%	103%
(0.50)	6.74	4.75%	7,418	0.66%	0.88%	7.30%	7.08%	101%
(0.53)	6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%
(0.33)	6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 172-173.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	167

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Year Ended 12/31/13	$11.13	$0.31	$(0.83)	$(0.52)	$(0.31)	$—	[5]
Year Ended 12/31/12	10.69	0.32	0.44	0.76	(0.32)	—
Year Ended 12/31/11	9.95	0.34	0.74	1.08	(0.34)	—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—

Class C
Year Ended 12/31/13	$11.12	$0.23	$(0.82)	$(0.59)	$(0.23)	$—	[5]
Year Ended 12/31/12	10.69	0.23	0.43	0.66	(0.23)	—
Year Ended 12/31/11	9.95	0.26	0.74	1.00	(0.26)	—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—

Class Y
Year Ended 12/31/13	$11.12	$0.33	$(0.83)	$(0.50)	$(0.33)	$—	[5]
Year Ended 12/31/12	10.68	0.34	0.44	0.78	(0.34)	—
Year Ended 12/31/11	9.95	0.36	0.73	1.09	(0.36)	—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/09[3] to 12/31/09[4]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Income Municipal Bond Fund
Class A
Year Ended 12/31/13	$11.19	$0.45	$(1.19)	$(0.74)	$(0.45)	$—
Year Ended 12/31/12	10.55	0.44	0.64	1.08	(0.44)	—
Year Ended 12/31/11	9.95	0.52	0.60	1.12	(0.52)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Year Ended 12/31/13	$11.19	$0.37	$(1.19)	$(0.82)	$(0.37)	$—
Year Ended 12/31/12	10.55	0.35	0.64	0.99	(0.35)	—
Year Ended 12/31/11	9.95	0.46	0.60	1.06	(0.46)	—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Year Ended 12/31/13	$11.19	$0.47	$(1.19)	$(0.72)	$(0.47)	$—
Year Ended 12/31/12	10.55	0.46	0.64	1.10	(0.46)	—
Year Ended 12/31/11	9.95	0.54	0.60	1.14	(0.54)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 172-173.

168	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.31)	$10.30	(4.67)%	$152,992	0.80%	0.93%	2.92%	2.79%	26%
(0.32)	11.13	7.19%	275,881	0.80%	0.91%	2.91%	2.80%	15%
(0.34)	10.69	11.11%	258,848	0.80%	0.90%	3.33%	3.23%	17%
(0.37)	9.95	1.21%	161,531	0.82%	0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%	0.94%	3.66%	3.57%	44%

$(0.23)	$10.30	(5.35)%	$64,061	1.60%	1.69%	2.12%	2.03%	26%
(0.23)	11.12	6.24%	107,073	1.60%	1.69%	2.10%	2.01%	15%
(0.26)	10.69	10.22%	79,106	1.60%	1.67%	2.55%	2.48%	17%
(0.29)	9.95	0.52%	62,692	1.60%	1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%	1.71%	2.90%	2.79%	44%

$(0.33)	$10.29	(4.57)%	$62,916	0.69%	0.69%	3.03%	3.03%	26%
(0.34)	11.12	7.34%	110,209	0.67%	0.67%	3.03%	3.03%	15%
(0.36)	10.68	11.14%	75,837	0.68%	0.68%	3.42%	3.42%	17%
(0.39)	9.95	1.47%	41,376	0.67%	0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%	0.77%	3.80%	3.72%	44%

$(0.45)	$10.00	(6.74)%	$54,603	0.73%	0.95%	4.17%	3.95%	19%
(0.44)	11.19	10.32%	137,734	0.68%	0.92%	3.89%	3.65%	17%
(0.52)	10.55	11.68%	99,686	0.51%	0.96%	5.11%	4.66%	20%
(0.60)	9.95	4.74%	72,924	0.12%	1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%[7]	1.25%	3.85%	2.60%	—%[8]

$(0.37)	$10.00	(7.47)%	$36,049	1.52%	1.73%	3.40%	3.19%	19%
(0.35)	11.19	9.46%	68,925	1.48%	1.72%	3.08%	2.84%	17%
(0.46)	10.55	10.94%	34,428	1.21%	1.74%	4.41%	3.88%	20%
(0.58)	9.95	4.55%	20,104	0.34%	1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

$(0.47)	$10.00	(6.54)%	$27,286	0.50%	0.71%	4.39%	4.18%	19%
(0.46)	11.19	10.59%	73,511	0.44%	0.68%	4.11%	3.88%	17%
(0.54)	10.55	11.89%	36,526	0.30%	0.67%	5.25%	4.88%	20%
(0.60)	9.95	4.76%	10,731	0.10%	0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]
See notes to Financial Highlights on pages 172-173.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	169

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Floating Rate Fund
Class A
Year Ended 12/31/13	$10.27	$0.44	$0.07	$0.51	$(0.44)	$—
Year Ended 12/31/12	9.85	0.54	0.42	0.96	(0.54)	—
Year Ended 12/31/11	10.30	0.54	(0.44)	0.10	(0.54)	(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Year Ended 12/31/13	$10.27	$0.36	$0.07	$0.43	$(0.36)	$—
Year Ended 12/31/12	9.86	0.46	0.41	0.87	(0.46)	—
Year Ended 12/31/11	10.31	0.48	(0.44)	0.04	(0.48)	(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Year Ended 12/31/13	$10.26	$0.40	$0.08	$0.48	$(0.40)	$—
Year Ended 12/31/12	9.85	0.49	0.41	0.90	(0.49)	—
Year Ended 12/31/11	10.31	0.50	(0.45)	0.05	(0.50)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Year Ended 12/31/13	$10.27	$0.47	$0.07	$0.54	$(0.47)	$—
Year Ended 12/31/12	9.86	0.56	0.41	0.97	(0.56)	—
Year Ended 12/31/11	10.30	0.56	(0.43)	0.13	(0.56)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

See notes to Financial Highlights on pages 172-173.

170	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.44)	$10.34	5.10%	$854,291	0.94%	1.06%	4.29%	4.17%	30%
(0.54)	10.27	9.96%	771,638	0.79%	1.05%	5.27%	5.01%	52%
(0.55)	9.85	1.02%	458,208	0.50%	1.07%	5.33%	4.76%	87%
(0.55)	10.30	8.37%	373,238	0.07%	1.24%	5.22%	4.05%	64%
(0.01)	10.03	0.38%	44,195	—%[7]	1.65%	1.26%	(0.39)%	—%[8]

$(0.36)	$10.34	4.27%	$800,072	1.73%	1.85%	3.48%	3.36%	30%
(0.46)	10.27	8.98%	599,026	1.58%	1.84%	4.50%	4.24%	52%
(0.49)	9.86	0.38%	407,389	1.20%	1.82%	4.72%	4.10%	87%
(0.54)	10.31	8.25%	159,695	0.24%	2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%[7]	3.09%	1.20%	(1.89)%	—%[8]

$(0.40)	$10.34	4.72%	$2,773	1.38%	1.50%	3.85%	3.73%	30%
(0.49)	10.26	9.31%	4,285	1.26%	1.52%	4.82%	4.56%	52%
(0.51)	9.85	0.52%	3,627	0.90%	1.57%	4.96%	4.29%	87%
(0.55)	10.31	8.33%	2,918	0.08%	1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%[7]	3.09%	1.20%	(1.89)%	—%[8]

$(0.47)	$10.34	5.34%	$1,186,456	0.72%	0.83%	4.47%	4.36%	30%
(0.56)	10.27	10.08%	568,316	0.60%	0.86%	5.46%	5.20%	52%
(0.57)	9.86	1.30%	283,393	0.31%	0.82%	5.54%	5.03%	87%
(0.55)	10.30	8.28%	120,289	0.08%	1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%[7]	3.09%	1.20%	(1.89)%	—%[8]

See notes to Financial Highlights on pages 172-173.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	171

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Strategic Income Fund
Class A
Year Ended 12/31/13	$10.64	$0.35	$(0.28)	$0.07	$(0.38)	$— [5]
Year Ended 12/31/12	10.29	0.40	0.48	0.88	(0.40)	(0.13)
Year Ended 12/31/11	10.30	0.49	0.08	0.57	(0.52)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Year Ended 12/31/13	$10.66	$0.27	$(0.28)	$(0.01)	$(0.27)	$— [5]
Year Ended 12/31/12	10.31	0.30	0.49	0.79	(0.31)	(0.13)
Year Ended 12/31/11	10.30	0.41	0.09	0.50	(0.43)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Year Ended 12/31/13	$10.67	$0.30	$(0.28)	$0.02	$(0.31)	$— [5]
Year Ended 12/31/12	10.32	0.34	0.49	0.83	(0.35)	(0.13)
Year Ended 12/31/11	10.30	0.45	0.08	0.53	(0.45)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Year Ended 12/31/13	$10.62	$0.38	$(0.29)	$0.09	$(0.44)	$— [5]
Year Ended 12/31/12	10.27	0.42	0.48	0.90	(0.42)	(0.13)
Year Ended 12/31/11	10.30	0.51	0.07	0.58	(0.55)	(0.06)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations, and exclude the effect of custody credits, if applicable.

[3]	Inception date.

172	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.38)	$10.33	0.71%	$53,615	0.81%	1.18%	3.40%	3.03%	133%
(0.53)	10.64	8.67%	84,372	0.72%	1.16%	3.74%	3.30%	157%
(0.58)	10.29	5.66%	66,131	0.50%	1.18%	4.73%	4.05%	79%
(0.54)	10.30	8.93%	52,362	0.12%	1.41%	5.14%	3.85%	51%
(0.03)	9.96	(0.14)%	43,942	—%[7]	1.14%	2.47%	1.33%	2%

$(0.27)	$10.38	(0.03)%	$12,691	1.64%	1.99%	2.58%	2.23%	133%
(0.44)	10.66	7.78%	13,106	1.54%	1.97%	2.91%	2.48%	157%
(0.49)	10.31	4.94%	9,193	1.20%	2.01%	4.02%	3.21%	79%
(0.53)	10.30	8.89%	4,873	0.12%	2.19%	5.14%	3.07%	51%
(0.03)	9.96	(0.14)%	1,997	—%[7]	2.06%	2.47%	0.41%	2%

$(0.31)	$10.38	0.27%	$3,806	1.25%	1.59%	2.97%	2.63%	133%
(0.48)	10.67	8.17%	3,085	1.16%	1.60%	3.32%	2.88%	157%
(0.51)	10.32	5.31%	2,595	0.83%	1.65%	4.41%	3.59%	79%
(0.54)	10.30	8.93%	2,298	0.12%	1.78%	5.15%	3.49%	51%
(0.03)	9.96	(0.14)%	1,997	—%[7]	2.06%	2.47%	0.41%	2%

$(0.44)	$10.27	0.88%	$8,411	0.57%	0.91%	3.62%	3.28%	133%
(0.55)	10.62	8.93%	9,143	0.50%	0.90%	3.91%	3.51%	157%
(0.61)	10.27	5.82%	4,776	0.29%	0.93%	4.99%	4.35%	79%
(0.54)	10.30	8.95%	6,972	0.10%	1.07%	5.14%	4.17%	51%
(0.03)	9.96	(0.14)%	1,997	—%[7]	2.06%	2.47%	0.41%	2%

[4]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	173

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2013

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to seven series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Tax-Exempt Fund and RS High Income Municipal Bond Fund offer Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

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mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and ask prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and

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provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to

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shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Futures Contracts The Funds may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Funds each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement

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purposes as variation margin received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

g. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of December 31, 2013.

h. Options Transactions The Funds can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written, at value, in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from its current market value.

i. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

j. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized

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capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Income Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Sub-investment advisory fees are paid by RS Investments to GIS and do not represent separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.25%	0.66%
RS High Yield Fund	0.95%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	1.60%	—	0.69%

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Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS High Income Municipal Bond Fund, Class A*	0.75%
RS Floating Rate Fund, Class A*	0.98%
RS Strategic Income Fund, Class A*	0.85%
*	The expense limitation in effect from January 1, 2013 through April 30, 2013 was 0.70% for RS High Income Municipal Bond Fund, 0.85% for RS Floating Rate Fund, and 0.75% for RS Strategic Income Fund.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be paid by the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$261,024
	Class C	1.00%	203,199
	Class K	0.65%	54,834
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	$1,791,144
	Class C	1.00%	3,177,843
	Class K	0.65%	44,020
	Class Y	0.00%	—
RS High Yield Fund	Class A	0.25%	$130,756
	Class C	1.00%	386,426
	Class K	0.65%	147,166
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$565,946
	Class C	1.00%	905,589
	Class Y	0.00%	—
RS High Income Municipal Bond Fund	Class A	0.25%	$233,688
	Class C	1.00%	514,989
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$2,025,371
	Class C	1.00%	7,329,347
	Class K	0.65%	27,883
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$170,013
	Class C	1.00%	129,514
	Class K	0.65%	21,996
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

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NOTES TO FINANCIAL STATEMENTS

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2013, PAS informed the Trust it received $2,039,756 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$13,432
RS Low Duration Bond Fund	35,938
RS High Yield Fund	7,520
RS Tax-Exempt Fund	17,935
RS High Income Municipal Bond Fund	13,578
RS Floating Rate Fund	153,449
RS Strategic Income Fund	8,716

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$17,024
RS Low Duration Bond Fund	284,733
RS High Yield Fund	8,121
RS Tax-Exempt Fund	62,993
RS High Income Municipal Bond Fund	66,589
RS Floating Rate Fund	272,154
RS Strategic Income Fund	9,445

During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Funds. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
Fund	2013	2012	2013	2012	2013	2012
RS Investment Quality Bond Fund	$—	$—	$4,737,557	$7,812,119	$514,824	$1,088,342
RS Low Duration Bond Fund	—	—	27,491,081	27,684,902	—	—
RS High Yield Fund	—	—	6,999,675	8,683,532	—	—
RS Tax-Exempt Fund	11,295,671	12,939,845	9,044	19,429	106,892	—
RS High Income Municipal Bond Fund	7,940,395	9,619,835	140,281	22,806	—	—
RS Floating Rate Fund	—	—	105,252,457	74,285,884	—	—
RS Strategic Income Fund	—	—	3,359,959	4,476,061	27,215	441,772

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$—	$(488)	$488
RS Low Duration Bond Fund	—	(4,239)	4,239
RS High Yield Fund	(287)	287	—
RS Tax-Exempt Fund	—	(78)	78
RS Floating Rate Fund	(44,057)	44,057	—
RS Strategic Income Fund	—	218,233	(218,233)

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See the chart below for the tax basis of distributable earnings as of December 31, 2013.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$34,021	$—
RS Low Duration Bond Fund	—	360,886	—
RS Tax-Exempt Fund	18,778	—	—
RS High Income Municipal Bond Fund	40,979	—	—
RS Strategic Income Fund	—	2,119	53,054

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS High Yield Fund	$3,405,354
RS Floating Rate Fund	6,458,587

See the chart below for capital loss carryovers available to the Funds at December 31, 2013.

	Expiring
Fund	2017	No Expiration*	Total
RS Low Duration Bond Fund	$—	$11,678,008	$11,678,008
RS High Yield Fund	1,998,611	—	1,998,611
RS Tax-Exempt Fund	—	6,136,385	6,136,385
RS High Income Municipal Bond Fund	—	8,167,814	8,167,814
RS Floating Rate Fund	—	22,701,910	22,701,910

*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$121,411

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$135,430,234	$2,511,069	$4,474,713	$(1,963,644)
RS Low Duration Bond Fund	1,337,537,996	(6,522,099)	9,463,823	(15,985,922)
RS High Yield Fund	108,139,665	4,292,891	4,728,457	(435,566)
RS Tax-Exempt Fund	265,308,093	11,679,986	13,124,699	(1,444,713)
RS High Income Municipal Bond Fund	113,592,072	3,537,907	4,529,399	(991,492)
RS Floating Rate Fund	2,867,042,379	26,229,344	32,941,225	(6,711,881)
RS Strategic Income Fund	75,825,799	1,416,371	1,904,695	(488,324)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,233,443	$12,735,486	4,292,851	$45,129,208
Shares from conversion of Class B shares*	—	—	163,374	1,701,151
Shares reinvested	294,533	3,001,653	460,961	4,852,970
Shares redeemed	(5,876,497)	(60,293,010)	(3,743,087)	(39,466,306)

Net increase/(decrease)	(4,348,521)	$(44,555,871)	1,174,099	$12,217,023

Class B
Shares sold	—	$—	1,950	$20,176
Shares converted to Class A shares*	—	—	(163,459)	(1,701,151)
Shares reinvested	—	—	276	2,880
Shares redeemed	—	—	(3,901)	(40,440)

Net decrease	—	$—	(165,134)	$(1,718,535)

Class C
Shares sold	192,135	$1,995,044	1,472,701	$15,448,399
Shares reinvested	36,421	371,020	60,288	634,559
Shares redeemed	(1,600,058)	(16,260,195)	(454,151)	(4,777,831)

Net increase/(decrease)	(1,371,502)	$(13,894,131)	1,078,838	$11,305,127

Class K
Shares sold	178,911	$1,837,289	222,094	$2,338,728
Shares reinvested	21,661	220,707	33,482	352,732
Shares redeemed	(357,416)	(3,634,571)	(382,873)	(4,029,619)

Net decrease	(156,844)	$(1,576,575)	(127,297)	$(1,338,159)

Class Y
Shares sold	758,371	$7,794,654	2,610,173	$27,513,382
Shares reinvested	131,515	1,341,183	219,724	2,314,372
Shares redeemed	(3,008,589)	(30,806,402)	(2,190,611)	(23,023,129)

Net increase/(decrease)	(2,118,703)	$(21,670,565)	639,286	$6,804,625

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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RS Low Duration Bond Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	41,729,846	$427,500,024	67,953,033	$699,352,114
Shares from conversion of Class B shares*	—	—	208,874	2,144,695
Shares reinvested	1,135,614	11,593,533	1,206,915	12,430,410
Shares redeemed	(64,822,796)	(662,674,610)	(55,199,251)	(568,199,476)

Net increase/(decrease)	(21,957,336)	$(223,581,053)	14,169,571	$145,727,743

Class B
Shares sold	—	$—	533	$5,441
Shares converted to Class A shares*	—	—	(209,090)	(2,144,695)
Shares reinvested	—	—	221	2,261
Shares redeemed	—	—	(6,745)	(68,919)

Net decrease	—	$—	(215,081)	$(2,205,912)

Class C
Shares sold	8,854,785	$90,716,647	16,785,142	$172,734,599
Shares reinvested	253,891	2,591,697	248,352	2,557,723
Shares redeemed	(15,066,107)	(153,599,587)	(7,802,987)	(80,306,405)

Net increase/(decrease)	(5,957,431)	$(60,291,243)	9,230,507	$94,985,917

Class K
Shares sold	249,912	$2,556,201	454,751	$4,680,703
Shares reinvested	8,918	91,039	9,059	93,309
Shares redeemed	(378,319)	(3,862,821)	(306,069)	(3,151,049)

Net increase/(decrease)	(119,489)	$(1,215,581)	157,741	$1,622,963

Class Y
Shares sold	38,859,370	$398,148,904	62,835,507	$647,044,345
Shares reinvested	771,203	7,872,640	611,657	6,302,376
Shares redeemed	(54,541,493)	(557,174,376)	(32,650,826)	(336,180,631)

Net increase/(decrease)	(14,910,920)	$(151,152,832)	30,796,338	$317,166,090

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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Transactions in Capital Shares (continued)

RS High Yield Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,657,807	$12,175,247	3,532,164	$24,699,138
Shares from conversion of Class B shares*	—	—	560,066	3,910,042
Shares reinvested	285,676	2,079,200	386,234	2,722,016
Shares redeemed	(5,106,553)	(37,263,035)	(5,679,066)	(40,184,147)

Net decrease	(3,163,070)	$(23,008,588)	(1,200,602)	$(8,852,951)

Class B
Shares sold	—	$—	875	$5,949
Shares converted to Class A shares*	—	—	(560,250)	(3,910,042)
Shares reinvested	—	—	491	3,401
Shares redeemed	—	—	(1,261)	(8,715)

Net decrease	—	$—	(560,145)	$(3,909,407)

Class C
Shares sold	3,863,248	$28,099,757	3,110,274	$21,604,927
Shares reinvested	120,946	880,069	107,074	753,461
Shares redeemed	(3,661,492)	(26,558,188)	(2,522,785)	(17,516,665)

Net increase	322,702	$2,421,638	694,563	$4,841,723

Class K
Shares sold	183,777	$1,344,051	205,127	$1,438,415
Shares reinvested	165,043	1,201,312	173,757	1,225,122
Shares redeemed	(240,537)	(1,752,797)	(154,531)	(1,090,818)

Net increase	108,283	$792,566	224,353	$1,572,719

Class Y
Shares sold	2,012,288	$14,720,239	1,104,334	$7,713,150
Shares reinvested	61,879	450,491	43,003	302,588
Shares redeemed	(2,329,771)	(16,964,018)	(691,481)	(4,828,573)

Net increase/(decrease)	(255,604)	$(1,793,288)	455,856	$3,187,165

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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RS Tax-Exempt Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,437,117	$48,094,281	11,590,688	$127,546,113
Shares reinvested	546,488	5,837,951	590,824	6,520,596
Shares redeemed	(14,924,845)	(158,376,883)	(11,603,131)	(127,660,975)

Net increase/(decrease)	(9,941,240)	$(104,444,651)	578,381	$6,405,734

Class C
Shares sold	656,203	$7,171,435	3,837,783	$42,235,660
Shares reinvested	134,147	1,431,979	121,906	1,346,461
Shares redeemed	(4,194,648)	(44,120,678)	(1,736,584)	(19,161,397)

Net increase/(decrease)	(3,404,298)	$(35,517,264)	2,223,105	$24,420,724

Class Y
Shares sold	3,144,293	$33,806,252	6,491,036	$71,380,253
Shares reinvested	149,888	1,602,768	124,268	1,373,704
Shares redeemed	(7,092,966)	(75,057,201)	(3,803,341)	(41,869,955)

Net increase/(decrease)	(3,798,785)	$(39,648,181)	2,811,963	$30,884,002

RS High Income Municipal Bond Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,378,384	$25,900,354	11,610,228	$127,985,830
Shares reinvested	322,452	3,434,532	400,943	4,450,244
Shares redeemed	(9,547,616)	(102,538,613)	(9,151,980)	(101,258,608)

Net increase/(decrease)	(6,846,780)	$(73,203,727)	2,859,191	$31,177,466

Class C
Shares sold	710,678	$7,709,208	3,745,289	$41,200,061
Shares reinvested	138,308	1,464,680	119,819	1,330,829
Shares redeemed	(3,402,722)	(36,197,845)	(969,006)	(10,717,757)

Net increase/(decrease)	(2,553,736)	$(27,023,957)	2,896,102	$31,813,133

Class Y
Shares sold	3,133,007	$33,867,440	6,194,636	$68,244,398
Shares reinvested	181,595	1,936,018	187,708	2,086,965
Shares redeemed	(7,153,569)	(75,828,604)	(3,276,607)	(36,665,072)

Net increase/(decrease)	(3,838,967)	$(40,025,146)	3,105,737	$33,666,291

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Transactions in Capital Shares (continued)

RS Floating Rate Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	59,545,691	$614,039,458	51,451,895	$522,796,852
Shares reinvested	3,028,826	31,215,340	2,639,161	26,792,229
Shares redeemed	(55,114,664)	(568,996,206)	(25,426,545)	(257,354,408)

Net increase	7,459,853	$76,258,592	28,664,511	$292,234,673

Class C
Shares sold	30,540,503	$315,078,548	24,677,768	$250,750,647
Shares reinvested	1,805,753	18,614,471	1,521,886	15,445,907
Shares redeemed	(13,328,652)	(137,348,556)	(9,198,913)	(93,214,772)

Net increase	19,017,604	$196,344,463	17,000,741	$172,981,782

Class K
Shares sold	162,862	$1,676,535	118,945	$1,203,606
Shares reinvested	15,262	157,189	18,098	183,424
Shares redeemed	(327,350)	(3,358,203)	(87,771)	(888,169)

Net increase/(decrease)	(149,226)	$(1,524,479)	49,272	$498,861

Class Y
Shares sold	105,024,684	$1,083,947,174	40,504,866	$411,892,353
Shares reinvested	2,854,209	29,417,482	1,169,422	11,880,630
Shares redeemed	(48,505,541)	(499,746,463)	(15,079,157)	(152,962,933)

Net increase	59,373,352	$613,618,193	26,595,131	$270,810,050

RS Strategic Income Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,234,944	$12,986,519	3,257,984	$34,380,893
Shares reinvested	226,642	2,364,945	340,067	3,607,041
Shares redeemed	(4,201,351)	(43,935,443)	(2,095,661)	(22,051,223)

Net increase/(decrease)	(2,739,765)	$(28,583,979)	1,502,390	$15,936,711

Class C
Shares sold	455,257	$4,758,091	469,216	$4,971,867
Shares reinvested	30,438	318,165	39,760	422,856
Shares redeemed	(491,503)	(5,126,737)	(171,450)	(1,815,240)

Net increase/(decrease)	(5,808)	$(50,481)	337,526	$3,579,483

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RS Strategic Income Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	75,304	$784,511	35,808	$381,296
Shares reinvested	9,803	102,463	12,131	129,030
Shares redeemed	(7,589)	(79,114)	(10,254)	(108,336)

Net increase	77,518	$807,860	37,685	$401,990

Class Y
Shares sold	1,307,045	$13,813,155	925,764	$9,706,225
Shares reinvested	47,118	489,245	35,427	375,506
Shares redeemed	(1,396,425)	(14,569,827)	(565,202)	(5,995,743)

Net increase/(decrease)	(42,262)	$(267,427)	395,989	$4,085,988

b. Shareholder Concentration As of December 31, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	54.10%
RS Low Duration Bond Fund	7	76.59%
RS High Yield Fund	2	54.05%
RS Tax-Exempt Fund	7	76.07%
RS High Income Municipal Bond Fund	7	79.68%
RS Floating Rate Fund	5	76.86%
RS Strategic Income Fund	3	69.61%

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$64,588,079	$290,627,474	$74,802,870	$336,124,338
RS Low Duration Bond Fund	791,134,901	374,008,209	648,280,696	590,591,909
RS High Yield Fund	115,968,096	—	128,030,894	—
RS Tax-Exempt Fund	105,289,142	—	257,663,983	—
RS High Income Municipal Bond Fund	37,503,668	—	(169,365,646)	—
RS Floating Rate Fund	2,351,541,296	—	745,453,185	—
RS Strategic Income Fund	44,443,858	80,611,682	49,050,291	94,121,559

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b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of Funds’ derivative instruments at December 31, 2013.

Fund	Derivative Instrument Type	Statement of assets and Liabilities Location	Value
RS Investment Quality Bond Fund	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	$(150,435)
	Written Put Option Contracts	Options written, at value	(15,469)
RS Low Duration Bond Fund	Financial Futures Contracts	Net unrealized appreciation on futures contracts*	1,440,801
RS High Yield Fund	Financial Futures Contracts	Net unrealized appreciation on futures contracts*	55,890
RS Strategic Income Fund	Forward Foreign Currency Contracts to Buy	Net unrealized appreciation for open forward currency contracts	8,030
	Forward Foreign Currency Contracts to Sell	Net unrealized depreciation for open forward currency contracts	(11,034)
	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	(111,769)
	Written Call Option Contracts	Options written, at value	(22,500)
	Written Put Option Contracts	Options written, at value	(30,938)
*	The cumulative appreciation/(depreciation) of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1f for additional information on futures contracts.

See Note 1e for additional information on forward foreign currency contracts.

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NOTES TO FINANCIAL STATEMENTS

The following is a summary of the effect of the Funds’ foreign currency and other hedging activities on the Statement of Operations for the year ended December 31, 2013.

Fund	Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
RS Investment Quality Bond Fund	Financial Futures Contracts	Net realized gain from futures contracts	$21,613
		Net change in unrealized appreciation/(depreciation) on futures contracts	(150,435)
	Option Contracts	Net realized gain from investments and options written	79,424
		Net change in unrealized appreciation/(depreciation) on options written	2,707
RS Low Duration Bond Fund	Financial Futures Contracts	Net realized loss from futures contracts	(2,132,822)
		Net change in unrealized appreciation/(depreciation) on futures contracts	1,440,801
RS High Yield Fund	Financial Futures Contracts	Net realized loss from futures contracts	(106,525)
		Net change in unrealized appreciation/(depreciation) on futures contracts	55,890
RS Strategic Income Fund	Forward Foreign Currency Contracts	Net realized loss from foreign currency transactions	(92,356)
		Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(3,646)
	Financial Futures Contracts	Net realized loss from futures contracts	(443,888)
		Net change in unrealized appreciation/(depreciation) on futures contracts	(111,769)
	Option Contracts	Net realized gain from investments and options written	371,022
		Net change in unrealized appreciation/(depreciation) on options written	71,709

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Transactions in options written for the year ended December 31, 2013:

	RS Investment Quality Bond Fund		RS Strategic Income Fund
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2012	—	$—	50	$30,218
Options written	240	132,278	785	480,837
Options terminated in closing transactions	(210)	(114,102)	(665)	(367,610)
Options exercised	—	—	—	—
Options expired	—	—	(50)	(30,268)
Options outstanding, December 31, 2013	30	18,176	120	113,177

See the chart below for the average monthly value in forward foreign currency contracts, average daily notional value in futures contracts and average daily face value in purchase and written option contacts during the year ended December 31, 2013.

Fund	Forward Foreign Currency Contracts	Short Futures Contracts	Long Futures Contracts	Purchased Option Contracts	Written Option Contacts
RS Investment Quality Bond Fund	$—	$(510,959)	$4,139,452	—	30,164
RS Low Duration Bond Fund	—	(36,021,370)	—	—	—
RS High Yield Fund	—	(2,190,685)	—	—	—
RS Strategic Income Fund*	1,952,193	(194,521)	3,769,863	3,014	85,356
*	See page 150-151 for the Fund’s open forward foreign currency and option contracts as of December 31, 2013.

RS Strategic Income Fund used foreign currency forward contracts to hedge currency risk associated with the Fund’s foreign currency-denominated investments and to manage foreign currency exposure. RS Strategic Income Fund and RS Investment Quality Bond Fund used exchange-traded futures and options on Treasury futures to manage interest rate exposure and for income. RS Low Duration Bond Fund and RS High Yield Fund used exchange-traded futures to manage interest rate exposure.

The RS Strategic Income Fund (the “Fund”) has entered into ISDA Master Agreements with Barclays Bank PLC (the “Barclays ISDA”) and JPMorgan Chase Bank (the “JPM ISDA” and collectively with the Barclays ISDA, the “ISDA Agreements”), which govern certain derivative transactions (the “Transactions”). There are outstanding Transactions under each of the ISDA Agreements. The Barclays ISDA and the JPM ISDA are each single contracts with a counterparty that permit multiple Transactions governed by that contract to be net settled upon the designation by the non-defaulting party of an early termination date (the “Early Termination Date”) under such contract upon the occurrence of certain events of default or termination events. Upon the designation of such Early Termination Date, all Transactions governed by the applicable agreement are terminated and a net settlement amount is calculated. In addition, the Fund may receive and post cash and securities collateral under the ISDA Agreements, subject to the

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terms of the related credit support agreement. Such credit support agreement grants the non-defaulting party designating the Early Termination Date the right to liquidate the collateral that has been posted to it and apply the proceeds to the calculation of the net settlement amount.

The following table presents the RS Strategic Income Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund as of December 31, 2013.

Counterparty	Gross Assets in SAL	Financial Instrument	Collateral Received	Net Amount (not less than 0)
JPMorgan Chase Bank	$8,250	$(220)	$—	$8,030

The following table presents the RS Strategic Income Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund as of December 31, 2013.

Counterparty	Gross Liabilities in SAL	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
Barclays Bank PLC	$11,034	$—	$—	$11,034
JPMorgan Chase Bank	220	(220)	—	—
Total	$11,254	$(220)	$—	$11,034

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

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f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 5(l) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Unfunded Loan Commitments The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Schedule of Investments. As of December 31, 2013, unfunded commitments were as follows:

Fund	Borrower Commitment	Maturity	Rate	Unfunded Principal Amount
RS Floating Rate Fund	Garda World Security Corp.	11/8/2020	0.50%	$2,037,037

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

h. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

i. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Funds may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally enter into these transactions with the intention of holding the securities, they may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

j. Payment-In-Kind Securities Certain Funds may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date of

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making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

k. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

l. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

m. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. $300 million of the line of credit ($200 million prior to May 22, 2013) is reserved for use in the first instance by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount.

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For the year ended December 31, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS High Yield Fund	$—	$606,295	1	1.38%
RS Tax-Exempt Fund	—	2,267,405	45	1.37%
RS High Income Municipal Bond Fund	—	1,624,259	43	1.36%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Fund

RS Tax-Exempt Fund

RS High Income Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund (seven of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

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Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2013, 98.98% are designated as exempt interest dividends for federal tax purposes.

RS High Income Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2013, 98.23% are designated as exempt interest dividends for federal tax purposes.

Required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2013 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS High Yield Fund	0.93%

Dividend Received Deduction:

RS High Yield Fund	0.91%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2013:

RS Investment Quality Bond Fund	$514,824
RS Tax-Exempt Fund	106,892
RS Strategic Income Fund	27,215

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to

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continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those

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Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the

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independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the

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Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back- office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007–present); Clipper Fund, Inc. (April 2006–present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees (continued)
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012–present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	32	Arch Capital Group Ltd. (2013–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti- Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009–July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012–July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007–December 2009).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

www.rsinvestments.com	211

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

212	www.rsinvestments.com

One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015098 (12/13)

RS International Funds

Class A, C, K, and Y Shares

RS International Fund

RS Emerging Markets Fund

RS Global Fund

RS China Fund

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams—each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Fixed Income
RS Partners Fund*	RS Small Cap Equity Fund*	RS Investment Quality Bond Fund
RS Value Fund		RS Low Duration Bond Fund
RS Large Cap Alpha Fund	International	RS High Yield Fund
RS Investors Fund	RS International Fund	RS Tax-Exempt Fund
	RS Emerging Markets Fund	RS High Income Municipal Bond Fund
Growth	RS Global Fund	RS Floating Rate Fund
RS Small Cap Growth Fund	RS China Fund	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund	Natural Resources
RS Growth Fund	RS Global Natural Resources Fund*

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

After more than 30 years in this business, I know two things are certain: 1) performance is critical and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

At RS Investments we’re proud of the performance track record we delivered in 2013—9 of our 15 equity funds were in the top 25% of their Morningstar categories for the year—but more importantly, we’re dedicated to understanding the performance we deliver inside and out. We’ve recently established an Investment Strategy Group (ISG) to study our portfolios to understand how we generate returns, and to help us gain efficiencies. We believe that scientifically measuring our portfolios should help us gain insight on optimizing that process. The idea is to sharpen and strengthen the fundamental inputs of our investment process in an effort to maximize performance.

The members of ISG have worked alongside our investment analysts to develop and refine our top-tier analytical tools. Together, we hope their impassioned collaboration will lead to a meaningful impact in long-term performance.

The ISG will also concentrate on new product development, so that we keep our finger on the pulse of investment trends, industry research, and insights to seize the right opportunities and to roll out strategies we think are a good strategic fit with RS Investments’ capabilities. Simply put, the ISG will aim to harness the intellectual rigor that already exists in the firm, and apply that directly toward product development ideas.

In the pages that follow, you’ll find an update on the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insights and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

Rankings based on 1-year total return as of 12/31/13 for Class A Shares of RS Funds. Rankings do not reflect sales load. Past performance is no guarantee of future results. RS Partners Fund was ranked 113th out of 681 in Small Blend Category. RS Value Fund was ranked 86th out of 399 in Mid-Cap Blend Category. RS Large Cap Alpha Fund was ranked 106th out of 1,559 in Large Blend Category. RS Investors Fund was ranked 9th out of 399 in Mid-Cap Blend Category. RS Small Cap Growth Fund was ranked 66th out of 714 in Small Growth Category. RS Mid Cap Growth Fund was ranked 22nd out of 703 in Mid-Cap Growth Category. RS Growth Fund was ranked 72nd out of 1,712 in Large Growth Category. RS Technology Fund was ranked 28th out of 199 in Technology Category. RS Small Cap Equity Fund was ranked 61st out of 714 in Small Growth Category.

Morningstar Data: ©Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.rsinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

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RS INTERNATIONAL FUND

Investment Style:

International

RS International Fund Commentary

Effective July 1, 2013, U-Wen Kok became the portfolio manager of RS International Fund. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS International Growth Fund was renamed “RS International Fund.”

Highlights

•

International equity markets, as defined by the MSCI EAFE Index (Gross)[1] (the “Index”) delivered positive performance for the twelve-month period ended December 31, 2013, supported by a relatively accommodating monetary policy in the developed markets and signs of economic improvement in Europe and China.

•

RS International Fund (the “Fund”) (Class A Shares) returned 15.55% for the twelve-month period ended December 31, 2013, underperforming the benchmark MSCI EAFE Index, which rose 23.29%. The Fund’s performance relative to the benchmark was hindered by stock selection in the financials, health care and information technology sectors. Underweight exposure to Japan was also a significant detractor in a year when Japanese shares outperformed. Stock selection in the telecommunication services, industrials, consumer staples, and consumer discretionary services sectors aided relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Despite heightened volatility, most international equity markets, as measured by the Index, delivered solid positive performance in 2013, supported by signs of modest economic improvement in Europe and a relatively accommodating central bank monetary policy in the developed markets. In Europe, easing concerns over the breakup of the Eurozone helped to drive strong performance in some of the region’s most troubled economies, including Greece, Ireland, and Spain. Investors also welcomed news of an unexpected 0.25% interest rate cut by the European Central Bank in November. Japanese shares delivered double digit gains in the year, as investors were generally receptive to Prime Minister Abe’s economic reforms aimed at reversing the country’s decade-long deflationary cycle. Other developed Asia-Pacific markets also delivered modest gains, aided by signs of stabilization in the Chinese economy in the second half of the year. On a negative note, the potential for higher U.S. interest rates and a stronger dollar created additional headwinds and contributed to heavy emerging market investment outflows in the second half of 2013. Emerging markets also have been negatively impacted by weaker economic growth and infrastructure building in

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RS INTERNATIONAL FUND

China, as well as by higher inflation, geopolitical pressures, and social unrest in a number of countries beset by high unemployment and rising food prices.

Performance Update

The Fund (Class A Shares) returned 15.55% for the twelve-months ended December 31, 2013, underperforming the Index, which rose 23.29%. As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Portfolio Review

In a weak year for commodity prices and related shares, several of the Fund’s investments in mining companies and mining-related industrial businesses struggled. Detractors included Fortescue Metals Group, an Australian mining company, and Atlas Copco, a Swedish industrial company that manufactures mining and construction equipment. We sold our investments in both companies while we focused on more compelling growth opportunities elsewhere.

A number of the Fund’s other holdings traded lower because of their perceived sensitivity to slowing economic growth in China. The Fund’s largest detractor for the year was Chinese Internet company Baidu.com. Baidu.com’s business model depends on selling online advertising and marketing services through its affiliated websites in China. Despite what we see as long-term growth potential tied to China’s vast market of prospective Internet users, Baidu.com has faced concerns over its sensitivity to weakening economic fundamentals and increasing competition. Given these concerns, we sold our investment in the company.

On a positive note, the Fund’s relative performance was assisted by several other Internet-related investments. These included Tencent Holdings, China’s largest and most used Internet service portal. Tencent’s business interests include social media, online gaming, and China’s largest instant messaging service with over 850 million users. The company is also benefiting from strong growth trends in e-commerce and online video. Japanese Internet services and finance company Rakuten was another strong contributor to the Fund’s relative performance, due in part to its strong operational performance. Nonetheless, we decided to take profits in Rakuten, selling our investment in the company.

We also liquidated our investment in Italian car company Fiat, another strong positive performer in 2013, after the stock reached our valuation target. Fiat’s share price performance has been supported by an operational turnaround for its joint venture with Chrysler and the successful launch of new models at Maserati.

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RS INTERNATIONAL FUND

Outlook

While we welcome signs of economic improvement in the U.S., Europe, and Japan, we recognize that fiscal uncertainty, slower growth in China, and the potential for a less accommodative central bank policy in the U.S. could act as headwinds on growth and increase risks for global equity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. In many cases, these include companies that seek to capitalize on promising local trends within their home countries and are consequently less affected by global shifts in capital and demand.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS INTERNATIONAL FUND

Characteristics (unaudited)

Total Net Assets: $45,584,060

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.26%
Novartis AG, ADR	Switzerland	2.31%
Toyota Motor Corp.	Japan	2.22%
Wolters Kluwer NV	Netherlands	1.96%
BT Group PLC	United Kingdom	1.94%
WPP PLC	United Kingdom	1.90%
Next PLC	United Kingdom	1.87%
BHP Billiton Ltd.	Australia	1.81%
Sumitomo Mitsui Financial Group, Inc.	Japan	1.78%
Lloyds Banking Group PLC	United Kingdom	1.74%
Total		20.79%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS INTERNATIONAL FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	15.55%	5.68%	13.09%	7.04%	6.32%
with maximum sales charge	10.07%	3.97%	11.99%	6.52%	6.07%
Class C Shares (8/7/00)
without sales charge	14.24%	4.75%	12.17%	6.17%	1.61%
with sales charge	13.57%	4.75%	12.17%	6.17%	1.61%
Class K Shares (5/15/01)	14.93%	5.20%	12.65%	6.71%	4.09%
Class Y Shares (3/10/09)	16.29%	6.12%	—	—	19.59%
MSCI EAFE Index (Gross)[1]	23.29%	8.66%	12.96%	7.39%	7.25%	*

*	Since Class A shares inception. Since inception performance for the index measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Fund and in the MSCI EAFE Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2013: $18,199 (Class C), $19,154 (Class K) and $23,650 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS FUND

Investment Style:

Emerging

RS Emerging Markets Fund Commentary

Effective March 1, 2013, Michael Reynal became the portfolio manager of RS Emerging Markets Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•

Emerging markets, as defined by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), delivered modest negative performance in 2013, as concerns over higher U.S. interest rates, weak global economic growth and commodities prices, and widening political unrest dampened investor tolerance for risk.

•

RS Emerging Markets Fund (Class A Shares) (the “Fund”) returned -4.74% for the twelve-month period ended December 31, 2013, underperforming the Index, which returned -2.27%. Stock selection in the financial services and energy sectors were the largest detractors from relative performance. Stock selection in the consumer discretionary, utilities, telecommunication services and information technology sectors assisted relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

Emerging markets were challenged by a host of factors in 2013, including tighter liquidity and slowing economic activity in China, budget tightening in India, austerity measures in Europe, and government spending cuts in the U.S. The outlook for lackluster global economic growth created a difficult environment for many commodities-driven emerging markets. Also weighing on emerging market performance was the prospect of a less accommodative U.S. Federal Reserve monetary policy. The potential for higher U.S. interest rates and a stronger dollar created additional headwinds for emerging markets and contributed to the heaviest emerging market investment outflows since 2009.

While market volatility was particularly pronounced in the first half of the year, emerging markets regained some ground in the second half of the year, due in part to signs of modest economic stabilization in Europe and China. Investors also have been generally receptive to the Chinese government’s long-term plans for financial and agricultural reforms, especially the proposed establishment of a Shanghai Free Trade Zone. Optimism over these reforms helped to offset concerns over an increase in China’s key SHIBOR lending rate.

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RS EMERGING MARKETS FUND

Against this backdrop, Malaysia, Hong Kong, Taiwan, China, and South Korea delivered positive returns, outperforming the broader Index. The Egyptian stock market also had strong share price performance in 2013, despite continued political unrest and economic uncertainty. Poland benefited from the prospect of improving export demand from Europe. Commodities-driven markets such as Indonesia, Brazil, Chile, and Peru were among the weakest performing areas of the Index. Thailand and Colombia also suffered sharp equity price declines, as did Turkey, which has been troubled by internal social unrest and the conflict in neighboring Syria.

Performance Update

The Fund (Class A Shares) returned -4.74% for the twelve-months ended December 31, 2013, underperforming the Index, which returned -2.27%. As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Portfolio Review

The Fund’s performance relative to the Index was hindered in particular by stock selection in the financial services sector. One of the Fund’s largest individual detractors for the year was Sansiri PCL, a real estate investment and development company based in Thailand. The position was sold earlier in the year, but still weighed heavily on performance relative to the Index.

Concerns regarding near-term economic growth prospects, especially in China, also created a challenging environment for a number of the Fund’s energy-related stocks. These included African Petroleum Corp., a Liberia-based oil and gas exploration company. We scaled back our investment in the company due to near-term uncertainty for commodity prices. Within the energy sector, the Fund continues to seek to identify exploration companies that are using new technologies to explore under-utilized frontier areas.

Infosys Limited, the second largest provider of outsourced business and IT services in India, also sold off sharply in April after reporting disappointing financial results. Although we liquidated our investment, the company was nonetheless one of the largest detractors for the year.

Despite the disappointment with Infosys, the Fund’s overall stock selection in the technology sector aided relative performance. Positive contributors to relative returns included HCL Technologies Ltd., one of the largest providers of outsourced IT support services in India. Sistema JSFC, a Russian-based telecommunication company, also aided relative results.

Stock selection in the consumer discretionary sector also supported the Fund’s relative performance. The Fund’s strongest contributor in this area was Eclat Textile, Co., a Taiwan-based textile company that continues to report solid revenue growth driven by

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RS EMERGING MARKETS FUND

healthy sales of its flexible knit fabrics to customers such as Lululemon Athletica, Inc. and Nike.

Outlook

Looking forward, we believe that the emerging market environment will continue to face challenges related to rising U.S. interest rates, pressures in global commodities markets, and slowing growth in China. While we note that valuations are at historically low levels across emerging markets, market and share price performance may be volatile over the near-term. In our view, this creates a favorable environment in which our bottom-up stock selection can make a difference to shareholders. Over the long term, we remain confident that markets will continue to reward companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $477,470,314

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	South Korea	4.29%
China Construction Bank Corp., H shares	People's Republic of China	2.41%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.33%
Sistema JSFC, GDR, (Reg S)	Russia	2.00%
Hyundai Motor Co.	South Korea	1.95%
Gazprom OAO, ADR	Russia	1.78%
Naspers Ltd., N shares	South Africa	1.63%
Itau Unibanco Holding S.A.	Brazil	1.62%
Tencent Holdings Ltd.	People's Republic of China	1.59%
KB Financial Group, Inc.	South Korea	1.57%
Total		21.17%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-4.74%	-5.18%	14.22%	11.24%	8.09%
with maximum sales charge	-9.26%	-6.70%	13.10%	10.70%	7.78%
Class C Shares (8/7/00)
without sales charge	-5.46%	-5.92%	13.35%	10.36%	8.81%
with sales charge	-6.24%	-5.92%	13.35%	10.36%	8.81%
Class K Shares (5/15/01)	-4.95%	-5.48%	13.82%	10.86%	11.75%
Class Y Shares (3/10/09)	-4.32%	-4.92%	—	—	17.82%
MSCI Emerging Markets Index (Gross)[1]	-2.27%	-1.74%	15.15%	11.52%	6.80%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2013: $26,802 (Class C), $28,043 (Class K) and $22,004 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS GLOBAL FUND

Investment Style:

Global

RS Global Fund Commentary

Effective July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS Global Growth Fund was renamed “RS Global Fund.”

Highlights

•

The global equity market, as defined by the MSCI All Country World Index (Gross)[1] (the “Index”), delivered solid positive performance in 2013, supported by a relatively accommodating monetary policy in the developed markets and signs of economic improvement in Europe and China.

•

RS Global Fund (Class A Shares) (the “Fund”) returned 29.02% for the twelve-month period ended December 31, 2013, outperforming the Index, which returned 23.44%. The Fund’s relative performance was supported by stock selection across most economic sectors, especially the financials and consumer discretionary sector. An overweight in the consumer discretionary sector and underweight exposure to the materials sector also assisted relative performance. Stock selection in the consumer staples and industrials sectors and an underweighting in Japanese stocks hurt relative returns.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Despite heightened volatility, the global equity market, as measured by the Index, delivered solid positive performance in 2013, supported by signs of modest economic improvement in Europe and a relatively accommodating central bank monetary policy in developed markets. In Europe, easing concerns over the breakup of the Eurozone helped to drive strong performance in some of the region’s most troubled economies, including Greece, Ireland, and Spain. Investors also welcomed news of an unexpected 0.25% interest rate cut by the European Central Bank in November. Japanese shares delivered double digit gains in the year, as investors were generally receptive to Prime Minister Abe’s economic reforms aimed at reversing the country’s decade-long deflationary cycle. Other developed Asia-Pacific markets also delivered modest gains, aided by signs of stabilization in the Chinese economy in the second half of the year. On a negative note, the potential for higher U.S. interest rates and a stronger dollar created additional headwinds and contributed to heavy emerging market investment outflows in the second half of 2013. Emerging markets also have been negatively impacted by weaker economic growth and infrastructure building in China, as well as by

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RS GLOBAL FUND

higher inflation, geopolitical pressures, and social unrest in a number of countries beset by high unemployment and rising food prices.

Performance Update

The Fund (Class A Shares) returned 29.02% for the twelve-months ended December 31, 2013, outperforming the Index, which returned 23.44%. As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Portfolio Review

Relative results were supported in particular by stock selection in the U.S., where the Fund was slightly overweight relative to the Index. Positive contributors included Apple Computer, maker of the iPad and iPhone. In December, Apple entered into an agreement to supply iPhones to Chinese mobile services provider China Mobile, which could expand Apple’s international market potential.

The largest positive contributor to performance was Tesla Motors, a designer and manufacturer of electric vehicles. The stock price performance was aided in part by news that the company’s Model S received a 5-star safety rating, as well as by reports of improved performance and market opportunities for its energy-efficient vehicles. While we continue to believe in the long-term market potential tied to Tesla’s high-performing vehicles, we sold the stock as it reached our valuation target.

Another contributor to performance was Wynn Resorts, which owns and operates high- end casinos and resorts under the Wynn and Encore names in Las Vegas. In addition to its popular Las Vegas properties, Wynn Resorts is also one of only six U.S. companies licensed to operate casinos on Macau, an island off the southern Chinese coast that has become a gaming and resort destination popular with Asian tourists. With its image and attractive competitive foothold, we believe Wynn is well positioned to capitalize on the rapid growth in the Macau market.

The Fund’s relative performance was hurt by several holdings that experienced downward stock volatility early in the year. Clicks Group, a company that owns a chain of South African pharmaceutical retail stores, traded lower earlier in the year on concerns over increased industry competition and margin pressures. We opted to sell our investment while we sought more compelling growth opportunities elsewhere.

Other detractors included companies negatively impacted by the weakness in global commodity prices and related equity investments. INPEX, a Japanese oil and gas company, experienced headwinds during the U.S. budget negotiations last fall. BM&F Bovespa, the owner and operator of Brazil’s Sao Paulo Stock Exchange, declined as the Brazilian Real weakened over the year. Although, we liquidated both investments, they were still among the largest detractors for the year.

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RS GLOBAL FUND

Outlook

While we welcome signs of economic improvement in the U.S., Europe, and Japan, we recognize that fiscal uncertainty, slower growth in China, and the potential for a less accommodative central bank policy in the U.S. could act as headwinds on growth and increase risks for global equity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. In many cases, these include companies that seek to capitalize on promising local trends within their home countries and are consequently less affected by global shifts in capital and demand.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

16	www.rsinvestments.com

RS GLOBAL FUND

Characteristics (unaudited)

Total Net Assets: $37,210,554

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Gilead Sciences, Inc.	United States	2.05%
Apple, Inc.	United States	1.94%
Roche Holding AG	Switzerland	1.82%
Allianz SE (Reg S)	Germany	1.79%
Biogen Idec, Inc.	United States	1.67%
Avago Technologies Ltd.	Singapore	1.60%
JPMorgan Chase & Co.	United States	1.60%
Celgene Corp.	United States	1.52%
Prudential Financial, Inc.	United States	1.49%
Dollar Tree, Inc.	United States	1.43%
Total		16.91%

1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	29.02%	11.65%
with maximum sales charge	22.91%	9.60%
Class C Shares (5/16/11)
without sales charge	28.04%	10.86%
with sales charge	27.04%	10.86%
Class K Shares (5/16/11)	28.47%	11.29%
Class Y Shares (5/16/11)	29.50%	12.09%
MSCI All Country World Index (Gross)[1]	23.44%	9.87%

Performance quoted represents past performance and does not guarantee or predict future results.

As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Fund and in the MSCI All Country World Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2013: $13,112 (Class C), $13,247 (Class K) and $13,497 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

18	www.rsinvestments.com

RS CHINA FUND

RS China Fund Commentary

Effective March 1, 2013, Michael Reynal became portfolio manager of RS China Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•

Chinese equities, as represented by the MSCI China Index (Gross)[1] (the “Index”), delivered modest positive performance in a volatile year buffeted by the prospect of slowing economic growth in China and tighter global liquidity conditions.

•

RS China Fund (Class A Shares) (the “Fund”) returned 15.33% for the twelve-month period ended December 31, 2013, outperforming a 3.96% return by the Index and a 7.25% return by the MSCI Golden Dragon Index (Gross). The Fund’s strong outperformance relative to its benchmark was supported by stock selection across most sectors, particularly the consumer staples, consumer discretionary, financials and energy sectors, as well as by an overweighting in the information technology sector. Stock selection in the industrials and utilities sectors detracted from relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify Chinese companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

Prospects for tighter liquidity conditions, rising interest rates, and slowing economic growth created a challenging environment for Chinese equities in 2013. Downward volatility was especially pronounced early in the year, after the Chinese government responded to the rapid expansion of higher risk–profile, non-bank financing by issuing new restrictions on wealth management products. Adding to market liquidity concerns was the prospect for a less accommodative monetary policy in the U.S. In May 2013, the U.S. Federal Reserve (the “Fed”) signaled it would scale back its monthly bond purchases. While the Fed made no changes to its bond buying until year-end, uncertainty as to the timing and extent of the Fed’s policy changes injected additional volatility into global equity markets in 2013.

In the second half of the year, signs of improvement in manufacturing, export activity, and inflation suggested that the Chinese economy might be stabilizing. Nonetheless, in October, the International Monetary Fund once again decreased its 2013 GDP growth forecast for China to 7.5%, and decreased expectations for 2014 GDP growth to 7.25%. Investors were generally receptive to the Chinese government’s plans for agricultural reforms and the establishment of a Shanghai Free Trade Zone (“SFTZ”). The SFTZ will serve as a pilot program for financial reforms in a number of areas, changes to the country’s exchange rate regime. Optimism over these reforms helped to

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Investment Style:

China

RS CHINA FUND

offset concerns over an increase in the country’s key SHIBOR lending rate. As a result, the MSCI China Index regained some ground in the second half of the year to return modest positive performance for 2013.

Against this backdrop, the more economically sensitive energy and materials sectors were the weakest performing areas of the Index. The information technology sector delivered strong positive performance. More defensive sectors such as utilities, health care, and consumer staples also had healthy positive returns.

Performance Update

The Fund (Class A Shares) returned 15.33% for the twelve-months ended December 31, 2013, outperforming the Index, which returned 3.96%, and the MSCI Golden Dragon Index (Gross), which returned 7.25%. As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Portfolio Review

In a volatile year for Chinese equities, the Fund’s performance relative to the Index was supported by both its overweighting and stock selection in the information technology sector. Positive contributors included Kingsoft Corp. Ltd., a Chinese software company engaged in security and enterprise software markets, as well as in online and mobile device-based gaming development.

Taiwan Semiconductor Manufacturing, a Taiwanese foundry company that manufactures computer chips and other technology products on a contractual basis for smartphone and computer companies, was another positive contributor. The stock delivered strong performance for the Fund in the first half of the year, but we sold our position as the stock reached our valuation target. The Fund’s overweighting in the information technology area reflects our view that the adoption of new technology services and the growing popularity of mobile applications will create expanded growth opportunities for Chinese IT companies.

Relative performance was also assisted by an investment in Melco International Development, a Hong Kong-based company with interests in casino and resort properties on the island of Macau, a fast growing gambling and tourism destination for Asian travelers.

Even in a year of strong performance for many of the Fund’s holdings, there were investments detracting from relative results. These included China Minsheng Banking and China Construction Bank, two financial companies that sold off in a difficult environment for Chinese banking shares early in the year. Although we continue to hold these two companies, we have a conservative view of Chinese banks. We believe the new reforms from the third Chinese plenary may impact short-term bank profits.

The Fund’s stock selection in the outperforming utilities sector also weighed on relative performance, due in part to an investment in Huadian Power International, one of the

20	www.rsinvestments.com

RS CHINA FUND

largest power generators in China. The company’s stock fell during the spring, amid concerns over the coal import ban raising costs. However, we expect this rebound in coal prices will be temporary as the colder weather sets in.

Outlook

While economic conditions in China appear to be stabilizing, we caution that many structural issues such as debt and imbalances remain unresolved and could contribute to near-term volatility in Chinese equity markets. We are cautiously optimistic that many of the reforms posed by the country’s new leadership may ultimately support greater competition and more balanced and sustainable economic growth in China. We are especially constructive on the outlook for the SFTZ, which could improve growth prospects for China over the long term. At the same time, we acknowledge near-term uncertainty and will continue to focus on seeking to identify companies that we believe are capable of growing at a faster pace than the overall economy due to their durable competitive positions, strong management teams, and solid financial fundamentals.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS CHINA FUND

Characteristics (unaudited)

Total Net Assets: $28,701,332

Sector Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
China Construction Bank Corp., H shares	People's Republic of China	8.71%
Tencent Holdings Ltd.	People's Republic of China	8.61%
China Mobile Ltd.	People's Republic of China	4.91%
Bank of China Ltd., H shares	People's Republic of China	4.74%
CNOOC Ltd.	People's Republic of China	4.29%
China Petroleum & Chemical Corp., H shares	People's Republic of China	3.77%
Industrial & Commercial Bank of China Ltd., H shares	People's Republic of China	3.22%
Agricultural Bank of China Ltd., H shares	People's Republic of China	2.63%
China Life Insurance Co. Ltd., H shares	People's Republic of China	2.53%
China Overseas Land & Investment Ltd.	People's Republic of China	2.40%
Total		45.81%

1	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. Effective May 1, 2013, RS Greater China Fund was renamed “RS China Fund” and, in connection with this change, the Fund’s index was changed from the MSCI Golden Dragon Index to the MSCI China Index, which is a more appropriate comparative, broad-based market index for the Fund.
2	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

22	www.rsinvestments.com

RS CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	15.33%	2.31%
with maximum sales charge	9.87%	0.43%
Class C Shares (5/16/11)
without sales charge	14.51%	1.51%
with sales charge	13.51%	1.51%
Class K Shares (5/16/11)	14.98%	1.92%
Class Y Shares (5/16/11)	15.77%	2.67%
MSCI China (Gross)[1]	3.96%	1.22%
MSCI Golden Dragon Index (Gross)[2]	7.25%	2.45%

Performance quoted represents past performance and does not guarantee or predict future results.

As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS China Fund, the MSCI China Index (Gross), and the MSCI Golden Dragon Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2013: $10,401 (Class C), $10,511 (Class K) and $10,718 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.rsinvestments.com.

24	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
RS International Fund	Class A	$1,000.00	$1,180.80	$7.70	1.40%
	Class C	$1,000.00	$1,172.60	$15.17	2.77%
	Class K	$1,000.00	$1,176.10	$11.63	2.12%
	Class Y	$1,000.00	$1,193.10	-$2.87	-0.52%	(1)
RS Emerging Markets Fund	Class A	$1,000.00	$1,117.60	$8.75	1.64%
	Class C	$1,000.00	$1,113.00	$12.94	2.43%
	Class K	$1,000.00	$1,116.60	$9.87	1.85%
	Class Y	$1,000.00	$1,121.60	$5.13	0.96%
RS Global Fund	Class A	$1,000.00	$1,187.20	$7.77	1.41%
	Class C	$1,000.00	$1,182.90	$11.88	2.16%
	Class K	$1,000.00	$1,185.00	$9.91	1.80%
	Class Y	$1,000.00	$1,189.60	$5.79	1.05%
RS China Fund	Class A	$1,000.00	$1,205.20	$9.73	1.75%
	Class C	$1,000.00	$1,200.80	$13.98	2.52%
	Class K	$1,000.00	$1204.30	$12.06	2.17%
	Class Y	$1,000.00	$1,208.30	$8.02	1.44%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,011.24	$14.04	2.77%
	Class K	$1,000.00	$1,014.52	$10.76	2.12%
	Class Y	$1,000.00	$1,027.83	-$2.66	-0.52%	(1)
RS Emerging Markets Fund	Class A	$1,000.00	$1,016.94	$8.34	1.64%
	Class C	$1,000.00	$1,012.96	$12.33	2.43%
	Class K	$1,000.00	$1,015.88	$9.40	1.85%
	Class Y	$1,000.00	$1,020.37	$4.89	0.96%
RS Global Fund	Class A	$1,000.00	$1,018.10	$7.17	1.41%
	Class C	$1,000.00	$1,014.32	$10.97	2.16%
	Class K	$1,000.00	$1,016.13	$9.15	1.80%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS China Fund	Class A	$1,000.00	$1,016.38	$8.89	1.75%
	Class C	$1,000.00	$1,012.50	$12.78	2.52%
	Class K	$1,000.00	$1,014.27	$11.02	2.17%
	Class Y	$1,000.00	$1,017.95	$7.32	1.44%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	Based on the six-month expense ratio; differs from the annual expense ratio presented in Financial Highlights as a result of changes in estimated expenses.

26	www.rsinvestments.com

Financial Information

Year Ended December 31, 2013

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

December 31, 2013	Shares	Value
Common Stocks – 99.1%
Australia – 5.9%
Australia & New Zealand Banking Group Ltd.	10,826	$312,527
BHP Billiton Ltd.	24,223	825,833
Commonwealth Bank of Australia	7,836	545,990
CSL Ltd.	4,446	274,082
Macquarie Group Ltd.	4,279	210,034
Sydney Airport	4,534	15,409
Westpac Banking Corp.	7,692	222,981
Woodside Petroleum Ltd.	8,151	283,887

		2,690,743
Austria – 1.0%
OMV AG	10,046	481,016

		481,016
Denmark – 1.9%
Coloplast A/S, Class B	3,778	250,465
Pandora A/S	4,948	268,958
Royal UNIBREW A/S	2,633	357,362

		876,785
France – 7.7%
AXA S.A.	21,842	608,247
BNP Paribas S.A.	9,119	711,348
GDF Suez	15,226	358,107
Societe Generale S.A.	7,691	447,235
Teleperformance	3,063	186,807
Total S.A.	8,757	537,499
Vinci S.A.	9,807	644,626

		3,493,869
Germany – 8.9%
Allianz SE (Reg S)	3,713	668,064
Daimler AG (Reg S)	8,713	756,153
Deutsche Post AG (Reg S)	16,946	618,952
Drillisch AG	8,451	245,235
Duerr AG	2,272	203,026
E.ON SE	12,614	233,206
ProSiebenSat.1 Media AG (Reg S)	12,837	637,432
Siemens AG (Reg S)	4,945	678,051

		4,040,119

28	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

December 31, 2013	Shares	Value
Hong Kong – 3.9%
Bonjour Holdings Ltd.	856,000	$186,943
Galaxy Entertainment Group Ltd.(1)	22,420	201,853
Hutchison Whampoa Ltd.	54,000	736,489
MGM China Holdings Ltd.	27,905	119,610
Power Assets Holdings Ltd.	38,657	307,977
Sands China Ltd.	26,800	220,502

		1,773,374
Italy – 0.9%
Salvatore Ferragamo S.p.A.	7,982	303,628
UniCredit S.p.A.	14,570	107,478

		411,106
Japan – 20.6%
ABC-Mart, Inc.	7,200	314,557
Brother Industries Ltd.	32,300	441,815
Chubu Electric Power Co., Inc.	15,500	200,381
Daifuku Co. Ltd.	8,931	114,319
East Japan Railway Co.	3,400	270,836
FUJIFILM Holdings Corp.	17,400	493,900
Hitachi Ltd.	65,000	492,840
Honda Motor Co. Ltd.	8,900	367,366
Japan Tobacco, Inc.	9,600	312,372
Mitsubishi Materials Corp.	46,000	170,036
Mitsubishi UFJ Financial Group, Inc.	106,500	707,095
Mitsui Fudosan Co. Ltd.	7,000	252,494
Mizuho Financial Group, Inc.	113,941	247,370
Murata Manufacturing Co. Ltd.	1,100	97,827
Nippon Steel & Sumitomo Metal Corp.	41,000	137,506
Obic Co. Ltd.	13,000	384,119
Omron Corp.	12,500	552,416
Pigeon Corp.	5,084	246,572
Rohto Pharmaceutical Co. Ltd.	13,880	211,794
Ryohin Keikaku Co. Ltd.	2,787	301,449
SoftBank Corp.	6,200	544,055
Sumitomo Mitsui Financial Group, Inc.	15,605	811,513
Sumitomo Realty & Development Co. Ltd.	5,000	249,137
Sysmex Corp.	2,591	153,038
T&D Holdings, Inc.	11,200	156,762

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SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

December 31, 2013	Shares	Value
Japan (continued)
Tokyo Gas Co. Ltd.	26,154	$128,905
Toyota Motor Corp.	16,600	1,012,186

		9,372,660
Netherlands – 4.6%
DE Master Blenders 1753 NV(1)(2)(3)	37,325	641,850
ING Groep NV, CVA(1)	41,974	586,315
Wolters Kluwer NV	31,310	894,036

		2,122,201
New Zealand – 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	94,328	298,950

		298,950
Norway – 3.0%
DNB ASA	34,323	616,034
Statoil ASA	31,455	764,876

		1,380,910
People’s Republic of China – 0.6%
Tencent Holdings Ltd.	4,100	262,194

		262,194
South Korea – 1.0%
Hana Financial Group, Inc.	4,790	199,586
Shinhan Financial Group Co. Ltd.(1)	5,630	252,758

		452,344
Spain – 3.3%
Amadeus IT Holding S.A., Class A	13,762	589,499
Ferrovial S.A.	20,258	392,434
Telefonica S.A.	31,916	521,851

		1,503,784
Sweden – 2.4%
NCC AB, Class B	15,780	515,376
Skandinaviska Enskilda Banken AB, Class A	43,090	569,274

		1,084,650
Switzerland – 10.0%
Actelion Ltd. (Reg S)(1)	4,403	373,466
Helvetia Holding AG (Reg S)	517	259,544
Novartis AG, ADR	13,087	1,051,933
Roche Holding AG	5,311	1,487,750
Swiss Re AG(1)	6,385	588,623

30	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

December 31, 2013	Shares	Value
Switzerland (continued)
The Swatch Group AG (Reg S)	3,629	$409,071
U-Blox AG(1)	3,593	387,440

		4,557,827
United Kingdom – 22.8%
Afren PLC(1)	55,917	156,845
Anglo American PLC	2,904	63,555
Antofagasta PLC	19,236	263,716
Ashtead Group PLC	25,631	323,328
Barclays PLC	73,496	332,340
BP PLC, ADR	9,589	466,121
British Sky Broadcasting Group PLC	26,892	376,196
BT Group PLC	140,044	883,109
Drax Group PLC	27,352	362,919
Essentra PLC	21,105	300,647
GlaxoSmithKline PLC	28,325	756,772
Glencore Xstrata PLC(1)	21,143	109,998
Legal & General Group PLC	194,885	720,384
Lloyds Banking Group PLC(1)	604,286	792,936
Next PLC	9,454	854,561
Rightmove PLC	5,849	265,630
Rio Tinto PLC	6,375	360,249
Royal Dutch Shell PLC, Class A	14,593	522,988
Schroders PLC	11,689	504,138
Shire PLC	16,231	764,921
Ted Baker PLC	8,890	337,047
WPP PLC	37,865	867,258

		10,385,658
Total Common Stocks (Cost $40,360,213)		45,188,190
Total Investments – 99.1% (Cost $40,360,213)		45,188,190
Other Assets, Net - 0.9%		395,870
Total Net Assets - 100.0%		$45,584,060

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

www.rsinvestments.com	31

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

DE Master Blenders 1753 NV	37,325	$599,276	$641,850	7/3/2013	1.41%

Legend:

ADR – American Depositary Receipt.

CVA – Certificaten Van Aandelen (Certificate of Shares)

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks
Other	$2,085,451	$42,460,889	*	$—	$44,546,340

DE Master Blenders 1753 NV(1)	—	—		641,850	641,850

Total	$2,085,451	$42,460,889		$641,850	$45,188,190

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2012	$—

Change in unrealized appreciation/depreciation	—

Net realized gain/loss	—

Purchases	—

Sales	—

Transfers into/out of Level 3(1)	641,850

Balance as of 12/31/2013	$641,850

(1)	Transferred from Level 2 to 3 because of lack of observable market data due to delisting of shares subject to buy-out proceedings.

32	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

Security	Fair Value at 12/31/2013	Valuation Technique	Unobservable Input	Range of Unobservable Inputs

DE Master Blenders 1753 NV	$641,850	Buy-out price	Expected buy-out price to be paid after completion of statutory buy-out proceedings	$17.20 per share

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	33

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

December 31, 2013	Shares	Value
Common Stocks – 95.0%
Brazil – 4.4%
AMBEV S.A., ADR	470,737	$3,459,917
Cia Paranaense de Energia, ADR	145,020	1,905,563
Kroton Educacional S.A.	182,729	3,040,772
Petroleo Brasileiro S.A., ADR	331,200	4,563,936
Sao Martinho S.A.	154,608	1,880,788
Ser Educacional S.A.(1)	180,600	1,798,919
Tecnisa S.A.(1)	493,500	1,874,223
Ultrapar Participacoes S.A., ADR	99,217	2,346,482

		20,870,600
Chile – 0.5%
Banco de Chile	15,979,589	2,311,559

		2,311,559
Colombia – 1.0%
Cemex Latam Holdings S.A.(1)	198,894	1,525,197
Gran Tierra Energy, Inc.(1)	158,567	1,159,125
Pacific Rubiales Energy Corp.	123,976	2,176,325

		4,860,647
Hong Kong – 2.5%
Huadian Fuxin Energy Corp. Ltd., H Shares	7,844,000	3,111,500
Melco International Development Ltd.	790,112	2,919,651
Truly International Holdings Ltd.	3,106,964	1,677,252
Xinyi Glass Holdings Ltd.	4,513,342	3,998,358

		11,706,761
India – 6.1%
Emami Ltd.	364,583	2,807,391
HCL Technologies Ltd.	133,080	2,725,994
ICICI Bank Ltd., ADR	174,441	6,483,972
NMDC Ltd.	880,177	2,029,712
Reliance Industries Ltd.	211,303	3,058,732
Tata Global Beverages Ltd.	845,613	2,191,451
Tata Motors Ltd., ADR	172,135	5,301,758
Tech Mahindra Ltd.	159,832	4,755,538

		29,354,548
Indonesia – 1.5%
PT Bank Central Asia Tbk	3,627,500	2,869,561
PT Telekomunikasi Indonesia (Persero) Tbk	24,364,700	4,312,279

		7,181,840
Liberia – 0.1%
African Petroleum Corp. Ltd.(1)	6,072,918	515,138

		515,138

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2013	Shares	Value
Malaysia – 2.2%
AMMB Holdings Bhd	1,811,200	$4,008,073
Tenaga Nasional Bhd	1,814,181	6,308,983

		10,317,056
Mexico – 4.4%
America Movil S.A.B. de C.V., ADR, Series L	152,883	3,572,876
Cemex S.A.B. de C.V.(1)	3,796,175	4,448,472
Fibra Uno Administracion S.A. de C.V.	584,500	1,885,137
Gruma S.A.B. de C.V., Class B(1)	752,455	5,688,148
Grupo Lala S.A.B de C.V.	836,500	1,853,479
Grupo Mexico S.A.B. de C.V., Series B	1,082,206	3,573,232

		21,021,344
Panama – 0.6%
Copa Holdings S.A., Class A	18,115	2,900,393

		2,900,393
People’s Republic of China – 18.6%
Agricultural Bank of China Ltd., H shares	13,243,157	6,532,767
Baidu, Inc., ADR(1)	20,130	3,580,724
China Construction Bank Corp., H shares	15,225,487	11,527,384
China Mobile Ltd.	612,840	6,371,629
China Modern Dairy Holdings Ltd.(1)	5,562,000	3,010,915
China Oilfield Services Ltd., H shares	1,322,000	4,117,935
China Overseas Land & Investment Ltd.	987,332	2,786,888
China Petroleum & Chemical Corp., H shares	7,439,805	6,104,554
China Railway Construction Corp. Ltd., H shares	2,266,032	2,262,190
China Resources Cement Holdings Ltd.	4,164,000	2,805,486
CNOOC Ltd.	3,069,000	5,707,655
Great Wall Motor Co. Ltd., H shares	574,000	3,172,761
Huadian Power International Corp. Ltd., H shares	6,740,000	2,638,810
Ju Teng International Holdings Ltd.	2,890,000	1,911,953
Nine Dragons Paper Holdings Ltd.	2,489,000	2,174,090
People’s Insurance Co. Group of China Ltd., H shares	12,049,000	5,845,579
Sino Biopharmaceutical Ltd.	4,216,000	3,356,865
SouFun Holdings Ltd., ADR	25,272	2,082,666
Tencent Holdings Ltd.	118,763	7,594,865
Weichai Power Co. Ltd., H shares	1,239,000	5,035,828

		88,621,544
Peru – 1.3%
Credicorp Ltd.	32,121	4,263,420
Grana y Montero S.A., ADR(1)	96,000	2,038,080

		6,301,500

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	35

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

December 31, 2013	Shares	Value
Philippines – 1.4%
BDO Unibank, Inc.	1,081,930	$1,678,465
Emperador, Inc.(1)	9,929,900	2,398,810
Universal Robina Corp.	1,117,230	2,853,972

		6,931,247
Poland – 0.8%
LPP S.A.	645	1,921,517
Powszechna Kasa Oszczednosci Bank Polski S.A.	137,024	1,786,509

		3,708,026
Russia – 8.2%
Aeroflot - Russian Airlines OJSC	996,350	2,535,409
Etalon Group Ltd., GDR, (Reg S)(1)	287,041	1,521,317
Gazprom OAO, ADR	980,079	8,477,683
Lukoil OAO, ADR	30,987	1,955,899
Magnit OJSC	14,296	4,023,517
Magnit OJSC, GDR, (Reg S)	37,627	2,490,907
Sberbank of Russia, ADR	396,560	5,000,617
Sistema JSFC, GDR, (Reg S)	296,841	9,534,533
Yandex NV, Class A(1)	86,430	3,729,455

		39,269,337
South Africa – 5.1%
African Rainbow Minerals Ltd.	148,693	2,685,059
Mediclinic International Ltd.	239,604	1,737,449
MMI Holdings Ltd.	797,403	1,925,495
Mondi PLC	218,201	3,787,644
Naspers Ltd., N shares	74,332	7,780,656
Sasol Ltd.	71,587	3,523,210
Steinhoff International Holdings Ltd.	710,104	3,059,538

		24,499,051
South Korea – 18.4%
BS Financial Group, Inc.	162,300	2,465,795
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	130,840	4,352,324
Hyundai Motor Co.	41,481	9,311,103
Innox Corp.(1)	66,622	1,391,085
KB Financial Group, Inc.	185,860	7,512,439
KCC Corp.	5,617	2,497,689
Korea Electric Power Corp.(1)	111,550	3,684,063
LG Hausys Ltd.	39,987	5,370,526
Lotte Chemical Corp.	12,628	2,784,245
Lotte Himart Co. Ltd.	26,183	2,172,879
Medy-Tox, Inc.	18,550	2,989,407

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2013	Shares	Value
South Korea (continued)
Meritz Fire & Marine Insurance Co. Ltd.	158,910	$2,283,881
Samkee Automotive Co. Ltd.	207,160	1,409,712
Samsung Electronics Co. Ltd.	15,718	20,481,293
Shinhan Financial Group Co. Ltd.(1)	96,410	4,328,310
SK Hynix, Inc.(1)	143,624	5,023,617
SK Telecom Co. Ltd., ADR	234,132	5,764,330
Sung Kwang Bend Co. Ltd.	159,130	4,035,529

		87,858,227
Taiwan – 13.6%
Catcher Technology Co. Ltd.	808,000	5,261,452
Cathay Financial Holding Co. Ltd.	4,466,015	7,252,280
CTBC Financial Holding Co. Ltd.	5,942,000	4,066,052
E-Lead Electronic Co. Ltd.	1,399,000	2,945,097
E.Sun Financial Holding Co. Ltd.	5,905,000	3,931,971
Everlight Electronics Co. Ltd.	1,455,210	3,351,681
GeoVision, Inc.	343,000	2,164,673
Largan Precision Co. Ltd.	90,000	3,678,542
MediaTek, Inc.	490,000	7,303,391
Merry Electronics Co. Ltd.	627,000	3,674,783
Nan Ya Plastics Corp.	1,352,271	3,133,129
Taiwan Semiconductor Manufacturing Co. Ltd.	3,154,998	11,140,162
Tong Hsing Electronic Industries Ltd.	432,000	2,003,995
Tong Yang Industry Co. Ltd.	1,580,300	2,371,127
Toung Loong Textile Manufacturing	728,287	2,660,418

		64,938,753
Thailand – 2.0%
Krung Thai Bank PCL (Reg F)	4,301,077	2,173,740
PTT Global Chemical PCL (Reg F)	1,105,728	2,670,387
Quality Houses PCL (Reg F)	29,109,400	2,350,046
The Siam Cement PCL (Reg F)	189,100	2,344,707

		9,538,880
Turkey – 1.2%
Akfen Holding A.S.	731,225	1,447,245
Eregli Demir ve Celik Fabrikalari T.A.S.	1,502,724	1,805,363
Turkiye Garanti Bankasi A.S.	98,324	318,721
Turkiye Vakiflar Bankasi T.A.O., Class D	1,109,509	1,974,519

		5,545,848

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

SCHEDULE OF INVESTMENTS – RS EMERGING MARKETS FUND

December 31, 2013	Shares	Value
United Arab Emirates – 1.1%
Air Arabia PJSC	5,328,447	$2,255,152
Emaar Properties PJSC	1,476,570	3,075,049

		5,330,201
Total Common Stocks (Cost $400,497,070)		453,582,500
Preferred Stocks – 5.1%
Brazil – 5.1%
Banco Bradesco S.A.	396,669	4,904,621
Braskem S.A., Class A(1)	360,900	3,212,384
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	—
Gerdau S.A.	410,600	3,189,329
Itau Unibanco Holding S.A.	582,060	7,757,192
Vale S.A.	387,408	5,369,044
		24,432,570
Total Preferred Stocks (Cost $26,131,665)		24,432,570

	Principal Amount	Value
Repurchase Agreements – 0.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $2,193,000, due 1/2/2014(4)	$2,193,000	2,193,000
Total Repurchase Agreements (Cost $2,193,000)		2,193,000
Total Investments – 100.6% (Cost $428,821,735)		480,208,070
Other Liabilities, Net - (0.6)%		(2,737,756)
Total Net Assets - 100.0%		$477,470,314

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	—	6/27/1997	0.00%

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.875%	6/30/2020	$2,238,475

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$111,809,482	$341,773,018	*	$—	$453,582,500

Preferred Stocks	—	24,432,570	*	—	24,432,570

Repurchase Agreements	—	2,193,000		—	2,193,000

Total	$111,809,482	$368,398,588		$—	$480,208,070

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2013	Shares	Value
Common Stocks – 96.4%
Australia – 3.5%
Australia & New Zealand Banking Group Ltd.	5,352	$154,503
BHP Billiton Ltd.	8,514	290,267
CSL Ltd.	4,647	286,473
Fortescue Metals Group Ltd.	28,076	146,664
Macquarie Group Ltd.	2,697	132,395
Suncorp Group Ltd.	12,086	141,864
Sydney Airport	2,858	9,713
Woodside Petroleum Ltd.	4,582	159,584

		1,321,463
Austria – 0.5%
OMV AG	3,666	175,533

		175,533
Canada – 1.5%
Canadian Tire Corp. Ltd., Class A	4,000	374,639
Whitecap Resources, Inc.	14,755	175,573

		550,212
Denmark – 0.8%
Pandora A/S	5,400	293,527

		293,527
Finland – 1.6%
Orion OYJ, Class B	10,585	297,513
Sampo Oyj, A Shares	5,769	283,561

		581,074
France – 0.9%
AXA S.A.	6,932	193,040
Teleperformance	2,500	152,470

		345,510
Germany – 5.0%
Allianz SE (Reg S)	3,703	666,265
Daimler AG (Reg S)	5,701	494,758
Duerr AG	1,684	150,482
Hannover Rueck SE	1,481	127,323
ProSiebenSat.1 Media AG (Reg S)	8,286	411,448

		1,850,276
Hong Kong – 2.7%
CNOOC Ltd.	221,957	412,790
Galaxy Entertainment Group Ltd.(1)	10,124	91,149
Hutchison Whampoa Ltd.	27,000	368,245
MGM China Holdings Ltd.	16,594	71,127

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2013	Shares	Value
Hong Kong (continued)
Power Assets Holdings Ltd.	9,143	$72,842

		1,016,153
Italy – 1.0%
Iren S.p.A.	81,676	125,265
Salvatore Ferragamo S.p.A.	5,716	217,431
UniCredit S.p.A.	5,075	37,437

		380,133
Japan – 10.4%
As One Corp.	6,379	150,140
Chubu Electric Power Co., Inc.	4,700	60,761
Denso Corp.	1,957	103,386
FUJIFILM Holdings Corp.	13,700	388,875
Hino Motors Ltd.	16,647	262,236
Honda Motor Co. Ltd.	4,500	185,747
Japan Tobacco, Inc.	5,000	162,694
Kissei Pharmaceutical Co. Ltd.	8,205	202,084
KYORIN Holdings, Inc.	8,071	172,929
Mitsubishi Materials Corp.	49,000	181,126
Mizuho Financial Group, Inc.	56,051	121,688
Nippon Steel & Sumitomo Metal Corp.	33,000	110,676
Nishio Rent All Co. Ltd.	8,606	217,962
Omron Corp.	4,400	194,450
Resona Holdings, Inc.	37,796	192,853
SoftBank Corp.	3,800	333,453
Sumitomo Mitsui Financial Group, Inc.	6,499	337,970
T&D Holdings, Inc.	7,035	98,466
Tokyo Gas Co. Ltd.	7,698	37,941
Toyota Motor Corp.	5,600	341,460

		3,856,897
Mexico – 0.6%
Gruma S.A.B. de C.V., Class B(1)	31,097	235,076

		235,076
Netherlands — 0.8%
ING Groep NV, CVA (1)	22,672	316,694

		316,694
New Zealand – 0.4%
Fisher & Paykel Healthcare Corp. Ltd.	43,726	138,579

		138,579

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2013	Shares	Value
Norway – 0.4%
DNO International ASA(1)	35,972	$143,969

		143,969
People’s Republic of China – 1.3%
SouFun Holdings Ltd., ADR	2,629	216,656
Tencent Holdings Ltd.	4,100	262,194

		478,850
Singapore – 1.6%
Avago Technologies Ltd.	11,280	596,599

		596,599
South Africa – 0.4%
Omnia Holdings Ltd.	8,045	154,880

		154,880
South Korea – 2.2%
Hana Financial Group, Inc.	3,320	138,336
Samsung Electronics Co. Ltd.	381	496,461
Shinhan Financial Group Co. Ltd.(1)	3,770	169,253

		804,050
Spain – 1.1%
Gas Natural SDG S.A.	5,575	143,497
Telefonica S.A.	6,202	101,407
Zeltia S.A.(1)	53,141	169,235

		414,139
Sweden – 0.8%
Nolato AB, B Shares	13,725	313,089

		313,089
Switzerland – 4.0%
Actelion Ltd. (Reg S)(1)	3,520	298,569
Nestle S.A. (Reg S)	2,402	176,043
Nobel Biocare Holding AG (Reg S)	5,880	92,071
Novartis AG (Reg S)	2,447	196,125
Roche Holding AG	2,424	679,026
Swiss Re AG(1)	718	66,191

		1,508,025
Taiwan – 0.3%
Cathay Financial Holding Co. Ltd.	58,726	95,364

		95,364
United Kingdom – 8.6%
Afren PLC(1)	67,923	190,521
Barclays PLC	6,965	31,495
British Sky Broadcasting Group PLC	10,606	148,369

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2013	Shares	Value
United Kingdom (continued)
BT Group PLC	82,365	$519,389
Drax Group PLC	20,292	269,243
GlaxoSmithKline PLC	9,795	261,698
HSBC Holdings PLC	11,850	130,044
Lloyds Banking Group PLC(1)	285,174	374,201
Northgate PLC	31,050	264,435
Rightmove PLC	7,267	330,027
Rio Tinto PLC	735	41,535
Severn Trent PLC	4,323	122,224
WPP PLC	23,016	527,157

		3,210,338
United States – 46.0%
Aflac, Inc.	6,533	436,404
Ameriprise Financial, Inc.	2,684	308,794
Apple, Inc.	1,284	720,465
Biogen Idec, Inc.(1)	2,225	622,444
Cantel Medical Corp.	12,506	424,078
CBOE Holdings, Inc.	2,557	132,862
Celgene Corp.(1)	3,342	564,664
Ciena Corp.(1)	5,245	125,513
Cisco Systems, Inc.	5,433	121,971
Colgate-Palmolive Co.	7,400	482,554
DIRECTV(1)	4,669	322,581
Dollar Tree, Inc.(1)	9,442	532,718
Domino’s Pizza, Inc.	6,710	467,351
Electronic Arts, Inc.(1)	5,925	135,920
Electronics For Imaging, Inc.(1)	7,607	294,619
Eli Lilly & Co.	8,192	417,792
EOG Resources, Inc.	1,520	255,117
Fifth Third Bancorp	8,931	187,819
Gilead Sciences, Inc.(1)	10,134	761,570
Google, Inc., Class A(1)	399	447,163
Hess Corp.	5,637	467,871
J&J Snack Foods Corp.	2,100	186,039
Johnson & Johnson	5,128	469,674
JPMorgan Chase & Co.	10,153	593,747
LinkedIn Corp., Class A(1)	1,421	308,115
LSI Corp.	9,764	107,599
Marathon Oil Corp.	8,911	314,558
MarketAxess Holdings, Inc.	2,478	165,704
Michael Kors Holdings Ltd.(1)	2,114	171,636

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2013	Shares	Value
United States (continued)
Microsoft Corp.	6,804	$254,674
Movado Group, Inc.	3,874	170,495
Multimedia Games Holding Co., Inc.(1)	8,413	263,832
Murphy Oil Corp.	5,105	331,212
Noble Energy, Inc.	4,746	323,250
Old Dominion Freight Line, Inc.(1)	2,805	148,721
Phillips 66	4,109	316,927
Prudential Financial, Inc.	6,028	555,902
Quaker Chemical Corp.	3,901	300,650
QUALCOMM, Inc.	2,614	194,090
Ross Stores, Inc.	6,744	505,328
Seagate Technology PLC	6,198	348,080
State Street Corp.	2,743	201,309
The Coca-Cola Co.	4,208	173,832
The Procter & Gamble Co.	3,014	245,370
TJX Cos., Inc.	6,000	382,380
Universal Corp.	454	24,788
Walgreen Co.	5,500	315,920
Wells Fargo & Co.	11,564	525,006
Wynn Resorts Ltd.	2,256	438,138
XL Group PLC	7,975	253,924
Yahoo!, Inc.(1)	7,120	287,933

		17,109,103
Total Common Stocks (Cost $30,945,035)		35,889,533

	Shares	Value
Preferred Stocks – 0.1%
Brazil – 0.1%
Companhia Energetica de Minas Gerais	3,155	18,727

		18,727
Total Preferred Stocks (Cost $21,590)		18,727

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2013	Shares	Value
Exchange-Traded Funds – 2.1%
United States – 2.1%
Vanguard Total World Stock ETF	5,000	$297,000
iShares MSCI ACWI ETF	8,456	487,319

		784,319
Total Exchange-Traded Funds (Cost $727,828)		784,319

	Principal Amount	Value
Repurchase Agreements – 1.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $432,000, due 1/2/2014(2)	$432,000	432,000
Total Repurchase Agreements (Cost $432,000)		432,000
Total Investments - 99.8% (Cost $32,126,453)		37,124,579
Other Assets, Net - 0.2%		85,975
Total Net Assets - 100.0%		$37,210,554

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.25%	12/31/2016	$445,088

Legend:

ADR – American Depositary Receipt.

CVA – Certificaten Van Aandelen (Certificate of Shares)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$18,994,921	$16,894,612	*	$—	$35,889,533

Preferred Stocks	—	18,727		—	18,727

Exchange-Traded Funds	784,319	—		—	784,319

Repurchase Agreements	—	432,000		—	432,000

Total	$19,779,240	$17,345,339		$—	$37,124,579

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS CHINA FUND

December 31, 2013	Shares	Value
Common Stocks – 98.0%
Hong Kong – 10.3%
AIA Group Ltd.	69,400	$349,324
Bonjour Holdings Ltd.	1,674,000	365,588
China Cinda Asset Management Co. Ltd., H shares(1)	91,000	56,565
China Conch Venture Holdings Ltd.(1)	50,000	136,698
Fu Shou Yuan International Group Ltd.(1)	150,000	99,235
Galaxy Entertainment Group Ltd.(1)	25,000	225,081
Hilong Holding Ltd.	302,000	259,396
Huadian Fuxin Energy Corp. Ltd., H shares	766,000	303,851
Melco International Development Ltd.	102,000	376,914
NagaCorp Ltd.	194,000	205,428
Truly International Holdings Ltd.	459,376	247,988
Xinyi Glass Holdings Ltd.	369,000	326,896

		2,952,964
People’s Republic of China – 85.4%
Agricultural Bank of China Ltd., H shares	1,529,416	754,451
Anhui Conch Cement Co. Ltd., H shares	114,636	426,510
Baidu, Inc., ADR(1)	1,955	347,755
Bank of China Ltd., H shares	2,946,000	1,359,943
Beijing Capital International Airport Co. Ltd., H shares	428,000	337,082
Beijing Enterprises Water Group Ltd.	454,000	285,846
China Communications Services Corp. Ltd., H shares	590,000	365,860
China Construction Bank Corp., H shares	3,300,000	2,498,466
China Huiyuan Juice Group Ltd.(1)	247,000	159,200
China Lesso Group Holdings Ltd.	346,000	241,138
China Life Insurance Co. Ltd., H shares	230,000	724,913
China Minsheng Banking Corp. Ltd., H shares	311,000	346,221
China Mobile Ltd.	135,500	1,408,778
China Modern Dairy Holdings Ltd.(1)	795,000	430,363
China Oilfield Services Ltd., H shares	184,000	573,147
China Overseas Land & Investment Ltd.	244,000	688,725
China Pacific Insurance (Group) Co. Ltd., H shares	149,000	586,145
China Petroleum & Chemical Corp., H shares	1,317,200	1,080,797
China Railway Construction Corp. Ltd., H shares	216,000	215,634
China Resources Cement Holdings Ltd.	350,000	235,812
China Shenhua Energy Co. Ltd., H shares	73,000	231,500
China Unicom Hong Kong Ltd.	346,000	519,169
China Vanke Co. Ltd., Class B	175,800	274,486
CNOOC Ltd.	662,000	1,231,172
Ctrip.com International Ltd., ADR(1)	4,061	201,507
Fosun International Ltd.	374,000	371,368

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS CHINA FUND

December 31, 2013	Shares	Value
People’s Republic of China (continued)
GOME Electrical Appliances Holding Ltd.	1,848,000	$341,705
Great Wall Motor Co. Ltd., H shares	79,500	439,433
Huadian Power International Corp. Ltd., H shares	746,000	292,070
Huaneng Power International, Inc., H shares	266,000	240,815
Industrial & Commercial Bank of China Ltd., H shares	1,362,000	923,586
Ju Teng International Holdings Ltd.	290,000	191,857
Kingsoft Corp. Ltd.	65,000	187,935
People’s Insurance Co. Group of China Ltd., H shares	1,064,000	516,200
PetroChina Co. Ltd., H shares	548,000	600,745
Shimao Property Holdings Ltd.	151,500	348,065
Sihuan Pharmaceutical Holdings Group Ltd.	418,000	381,991
Sino Biopharmaceutical Ltd.	616,000	490,472
SouFun Holdings Ltd., ADR	2,627	216,491
TCL Communication Technology Holdings Ltd.(1)	218,000	223,681
Tencent Holdings Ltd.	38,631	2,470,443
Weichai Power Co. Ltd., H shares	102,000	414,572
Xingda International Holdings Ltd.	556,000	333,423

		24,509,472
Taiwan – 2.3%
E-Lead Electronic Co. Ltd.	150,000	315,771
Tong Yang Industry Co. Ltd.	233,000	349,600

		665,371
Total Common Stocks (Cost $24,812,149)		28,127,807

	Principal Amount	Value
Repurchase Agreements – 1.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $545,000, due 1/2/2014(2)	$545,000	545,000
Total Repurchase Agreements (Cost $545,000)		545,000
Total Investments - 99.9% (Cost $25,357,149)		28,672,807
Other Assets, Net - 0.1%		28,525
Total Net Assets - 100.0%		$28,701,332

(1)	Non-income producing security.

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CHINA FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.25%	12/31/2016	$557,700

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,058,251	$27,069,556	*	$—	$28,127,807

Repurchase Agreements	—	545,000		—	545,000

Total	$1,058,251	$27,614,556		$—	$28,672,807

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities

Balance as of 12/31/2012	$341,737

Change in unrealized appreciation/depreciation	—

Net realized gain/loss	—

Purchases	—

Sales	—

Transfers into/out of Level 3(1)	(341,737)

Balance as of 12/31/2013	$—

(1)	Transferred from Level 3 to 2 because trading in the security resumed after a temporary halt in the relevant market.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2013	RS International
Assets
Investments, at value	$45,188,190
Cash and cash equivalents	—
Foreign currency, at value	717
Dividends/interest receivable	43,062
Foreign tax reclaims receivable	356,773
Receivable for investments sold	318,487
Receivable for fund shares subscribed	44,656
Prepaid expenses	3,590

Total Assets	45,955,475

Liabilities
Payable for fund shares redeemed	255,131
Payable to adviser	41,615
Payable for investments purchased	13,845
Payable to distributor	5,289
Accrued trustees’ fees	697
Accrued foreign capital gains tax	—
Accrued expenses/other liabilities	54,838

Total Liabilities	371,415

Total Net Assets	$45,584,060

Net Assets Consist of:
Paid-in capital	$37,759,868
Distributions in excess of net investment income	(25,733)
Accumulated net realized gain/(loss) from investments, foreign currency transactions, foreign capital gains tax and contribution by adviser	3,006,135
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	4,843,790

Total Net Assets	$45,584,060

Investments, at Cost	$40,360,213

Foreign Currency, at Cost	$721

Pricing of Shares
Net Assets:
Class A	$31,482,894
Class C	2,389,795
Class K	4,479,002
Class Y	7,232,369
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	2,377,140
Class C	225,025
Class K	354,552
Class Y	552,804
Net Asset Value Per Share:
Class A	$13.24
Class C	10.62
Class K	12.63
Class Y	13.08
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$13.90

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global	RS China

$480,208,070	$37,124,579	$28,672,807
789	344	151
129,232	114	73,091
759,911	34,618	1,185
6,137	25,609	—
—	73,716	—
275,820	6,207	—
669	1,169	569

481,380,628	37,266,356	28,747,803

3,257,516	—	—
406,705	22,006	21,681
233	9,308	—
43,514	5,035	3,921
6,867	478	376
38,804	—	—
156,675	18,975	20,493

3,910,314	55,802	46,471

$477,470,314	$37,210,554	$28,701,332

$428,406,173	$32,069,810	$27,880,804
(232,438)	(35,602)	(5,907)
(2,049,981)	177,082	(2,489,189)
51,346,560	4,999,264	3,315,624

$477,470,314	$37,210,554	$28,701,332

$428,821,735	$32,126,453	$25,357,149

$128,628	$119	$73,125

$225,462,856	$12,538,774	$10,918,870
31,348,772	5,996,516	4,191,862
28,038,354	5,311,431	4,204,294
192,620,332	13,363,833	9,386,306

11,657,328	1,076,045	1,058,567
2,031,383	519,669	406,854
1,520,461	458,222	407,493
9,938,400	1,145,146	909,638

$19.34	$11.65	$10.31
15.43	11.54	10.30
18.44	11.59	10.32
19.38	11.67	10.32
4.75%	4.75%	4.75%
$20.30	$12.23	$10.82

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2013	RS International
Investment Income
Dividends	$11,842,660
Interest	—
Withholding taxes on foreign dividends	(885,516)

Total Investment Income	10,957,144

Expenses
Investment advisory fees	2,968,594
Transfer agent fees	381,955
Custodian fees	244,375
Distribution fees	132,886
Professional fees	76,134
Registration fees	47,286
Insurance expense	21,227
Trustees’ fees	19,578
Other expenses	120,294

Total Expenses	4,012,329

Less: Fee waiver by adviser	(71,256)

Total Expenses, Net	3,941,073

Net Investment Income	7,016,071

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions, Foreign Capital Gains Tax and Contribution by Adviser
Net realized gain/(loss) from investments	124,899,183
Net realized loss from foreign currency transactions	(492,143)
Foreign capital gains taxes paid	(8,674)
Increase from contribution by adviser (See Note 7 in Notes to Financial Statements)	—
Net change in unrealized appreciation/depreciation on investments	(79,859,381)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	15,214
Net change in accrued foreign capital gains tax	45,735

Net Gain/(Loss) on Investments, Foreign Currency Transactions, Foreign Capital Gains Tax and Contribution by Adviser	44,599,934

Net Increase/(Decrease) in Net Assets Resulting from Operations	$51,616,005

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global	RS China

$14,788,608	$653,006	$796,407
2,730	—	15
(1,668,976)	(40,401)	(58,421)

13,122,362	612,605	738,001

6,687,869	258,580	277,925
1,253,667	23,094	18,329
522,828	62,368	57,230
1,364,252	106,683	85,946
143,952	38,257	33,860
81,108	59,440	59,308
23,832	778	611
33,469	1,669	1,307
322,659	2,746	1,422

10,433,636	553,615	535,938

—	(86,083)	(76,506)

10,433,636	467,532	459,432

2,688,726	145,073	278,569

193,138,055	5,672,177	(622,174)
(3,547,615)	(25,636)	(11,327)
(2,031,709)	—	—
3,758,121	—	—
(240,768,702)	2,470,558	3,949,512

(4,737)	1,197	(50)
1,101,280	—	—

(48,355,307)	8,118,296	3,315,961

$(45,666,581)	$8,263,369	$3,594,530

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS International

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$7,016,071	$6,188,436
Net realized gain/(loss) from investments, foreign currency transactions, foreign capital gains tax and contribution by adviser	124,398,366	2,301,929
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(79,798,432)	104,807,735

Net Increase/(Decrease) in Net Assets Resulting from Operations	51,616,005	113,298,100

Distributions to Shareholders
Net investment income
Class A	(1,606,717)	(149,214)
Class C	(119,589)	(4,664)
Class K	(217,071)	(7,371)
Class Y	(4,597,377)	(7,367,685)
Net realized gain on investments
Class A	(10,914,490)	—
Class C	(935,827)	—
Class K	(1,567,154)	—
Class Y	(39,048,198)	—

Total Distributions	(59,006,423)	(7,528,934)

Capital Share Transactions
Proceeds from sales of shares	34,593,375	435,450,814
Reinvestment of distributions	50,057,099	3,980,242
Cost of shares redeemed	(940,028,503)	(127,589,839)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(855,378,029)	311,841,217

Net Increase/(Decrease) in Net Assets	(862,768,447)	417,610,383

Net Assets
Beginning of year	908,352,507	490,742,124

End of year	$45,584,060	$908,352,507

Distributions in Excess of Net Investment Income Included in Net Assets	$(25,733)	$(164,066)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$—

Other Information:
Shares
Sold	1,935,725	25,870,852
Reinvested	3,853,076	226,049
Redeemed	(52,638,706)	(7,586,150)

Net Increase/(Decrease)	(46,849,905)	18,510,751

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets		RS Global		RS China

For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12	For the Year Ended 12/31/13	For the Year Ended 12/31/12

$2,688,726	$7,276,793	$145,073	$335,084	$278,569	$173,887

191,316,852	7,985,473	5,646,541	(1,150,884)	(633,501)	(1,140,193)

(239,672,159)	185,761,137	2,471,755	5,289,763	3,949,462	5,056,116

(45,666,581)	201,023,403	8,263,369	4,473,963	3,594,530	4,089,810

(114,451)	(1,835,094)	(124,648)	(85,449)	(143,570)	(68,978)
—	—	(24,087)	(20,613)	(25,191)	(13,262)
—	—	(34,502)	(35,984)	(38,911)	(20,426)
(943,945)	(3,672,459)	(172,024)	(169,415)	(148,945)	(88,663)

(44,119,341)	—	(1,341,893)	—	—	—
(7,311,381)	—	(643,598)	—	—	—
(4,981,615)	—	(571,730)	—	—	—
(33,761,473)	—	(1,420,303)	—	—	—

(91,232,206)	(5,507,553)	(4,332,785)	(311,461)	(356,617)	(191,329)

171,411,078	605,028,305	4,124,334	3,593,093	6,361,949	2,541,181
85,900,078	4,950,432	4,319,856	310,487	356,561	191,199
(1,041,750,739)	(982,762,562)	(4,728,988)	(4,239,162)	(5,020,521)	(2,165,908)

(784,439,583)	(372,783,825)	3,715,202	(335,582)	1,697,989	566,472

(921,338,370)	(177,267,975)	7,645,786	3,826,920	4,935,902	4,464,953

1,398,808,684	1,576,076,659	29,564,768	25,737,848	23,765,430	19,300,477

$477,470,314	$1,398,808,684	$37,210,554	$29,564,768	$28,701,332	$23,765,430

$(232,438)	$(16,931,400)	$(35,602)	$—	$(5,907)	$—

$—	$—	$—	$(167)	$—	$—

8,402,244	25,567,399	362,999	370,579	620,346	297,205
4,535,316	210,512	381,669	30,602	34,967	21,626
(46,810,905)	(41,945,383)	(430,175)	(446,222)	(497,098)	(265,412)

(33,873,345)	(16,167,472)	314,493	(45,041)	158,215	53,419

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS International Fund
Class A
Year Ended 12/31/13	$18.08	$0.23	[3]	$1.91	$2.14	$(0.87)	$(6.11)	$(6.98)
Year Ended 12/31/12	15.44	0.12	[3]	2.60	2.72	(0.08)	—	(0.08)
Year Ended 12/31/11	17.79	0.14	[3]	(2.61)	(2.47)	— [4]	—	— [4]
Year Ended 12/31/10	15.73	0.07	[3]	2.32	2.39	(0.37)	—	(0.37)
Year Ended 12/31/09	11.59	0.09	[3]	3.85	3.94	—	—	—

Class C
Year Ended 12/31/13	$15.85	$0.04	[3]	$1.59	$1.63	$(0.75)	$(6.11)	$(6.86)
Year Ended 12/31/12	13.61	(0.02)[3]		2.29	2.27	(0.03)	—	(0.03)
Year Ended 12/31/11	15.79	0.04	[3]	(2.34)	(2.30)	— [4]	—	— [4]
Year Ended 12/31/10	14.03	(0.05)[3]		2.06	2.01	(0.29)	—	(0.29)
Year Ended 12/31/09	10.41	—	[3,4]	3.42	3.42	—	—	—

Class K
Year Ended 12/31/13	$17.58	$0.14	[3]	$1.83	$1.97	$(0.81)	$(6.11)	$(6.92)
Year Ended 12/31/12	15.03	0.06	[3]	2.52	2.58	(0.03)	—	(0.03)
Year Ended 12/31/11	17.39	0.10	[3]	(2.58)	(2.48)	— [4]	—	— [4]
Year Ended 12/31/10	15.41	—	[3,4]	2.26	2.26	(0.32)	—	(0.32)
Year Ended 12/31/09	11.37	0.06	[3]	3.78	3.84	—	—	—

Class Y
Year Ended 12/31/13	$18.04	$0.37	[3]	$1.86	$2.23	$(1.08)	$(6.11)	$(7.19)
Year Ended 12/31/12	15.42	0.16	[3]	2.61	2.77	(0.15)	—	(0.15)
Year Ended 12/31/11	17.76	0.06	[3]	(2.47)	(2.41)	(0.05)	—	(0.05)
Year Ended 12/31/10	15.84	(0.04)[3]		2.36	2.32	(0.44)	—	(0.44)
Period From 3/10/09[6] to 12/31/09[7]	9.20	(0.26)[3]		6.70	6.44	—	—	—

See notes to Financial Highlights on pages 62-63.

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$13.24	15.55%		$31,483	1.40%		1.61%		1.46%		1.25%		41%	[9]
—	18.08	17.65%		34,005	1.34%		1.34%		0.73%		0.73%		21%
0.12	15.44	(13.19)%	[5]	29,807	1.40%		1.42%		0.82%		0.80%		15%
0.04	17.79	15.50%	[5]	32,556	1.54%		1.60%		0.45%		0.39%		23%
0.20	15.73	35.72%	[5]	28,303	1.73%		1.75%		0.71%		0.69%		99%

$—	$10.62	14.24%		$2,390	2.55%		2.55%		0.29%		0.29%		41%	[9]
—	15.85	16.69%		2,370	2.20%		2.20%		(0.12)%		(0.12)%		21%
0.12	13.61	(13.78)%	[5]	1,600	2.14%		2.14%		0.26%		0.26%		15%
0.04	15.79	14.61%	[5]	10,124	2.30%		2.30%		(0.32)%		(0.32)%		23%
0.20	14.03	34.77%	[5]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%

$—	$12.63	14.93%		$4,479	1.96%		1.99%		0.91%		0.88%		41%	[9]
—	17.58	17.18%		4,247	1.74%		1.74%		0.38%		0.38%		21%
0.12	15.03	(13.55)%	[5]	4,132	1.78%		1.78%		0.59%		0.59%		15%
0.04	17.39	14.95%	[5]	17,234	1.95%		1.95%		0.03%		0.03%		23%
0.20	15.41	35.53%	[5]	14,790	1.96%		2.12%		0.45%		0.29%		99%

$—	$13.08	16.29%		$7,232	1.01%		1.01%		1.96%		1.96%		41%	[9]
—	18.04	18.00%		867,731	1.02%		1.02%		0.94%		0.94%		21%
0.12	15.42	(12.90)%	[5]	454,722	1.04%		1.04%		0.38%		0.38%		15%
0.04	17.76	14.93%	[5]	22,179	1.16%		1.16%		(0.22)%		(0.22)%		23%
0.20	15.84	72.17%	[5]	76	3.69%	[8]	3.69%	[8]	(2.21)%	[8]	(2.21)%	[8]	99%

See notes to Financial Highlights on pages 62-63.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Year Ended 12/31/13	$23.88	$0.09	[3]	$(1.37)	$(1.28)	$(0.01)	$(3.39)	$(3.40)
Year Ended 12/31/12	21.13	0.07	[3]	2.73	2.80	(0.05)	—	(0.05)
Year Ended 12/31/11	26.74	0.07	[3]	(5.68)	(5.61)	—	—	—
Year Ended 12/31/10	23.12	(0.01)[3]		4.18	4.17	(0.55)	—	(0.55)
Year Ended 12/31/09	12.14	(0.02)[3]		11.29	11.27	(0.29)	—	(0.29)

Class C
Year Ended 12/31/13	$19.90	$(0.03)[3]		$(1.16)	$(1.19)	$—	$(3.39)	$(3.39)
Year Ended 12/31/12	17.72	(0.08)[3]		2.26	2.18	—	—	—
Year Ended 12/31/11	22.59	(0.10)[3]		(4.77)	(4.87)	—	—	—
Year Ended 12/31/10	19.63	(0.15)[3]		3.52	3.37	(0.41)	—	(0.41)
Year Ended 12/31/09	10.35	(0.13)[3]		9.60	9.47	(0.19)	—	(0.19)

Class K
Year Ended 12/31/13	$22.97	$0.07	[3]	$(1.34)	$(1.27)	$—	$(3.39)	$(3.39)
Year Ended 12/31/12	20.36	0.01	[3]	2.60	2.61	—	—	—
Year Ended 12/31/11	25.86	(0.02)[3]		(5.48)	(5.50)	—	—	—
Year Ended 12/31/10	22.41	(0.09)[3]		4.04	3.95	(0.50)	—	(0.50)
Year Ended 12/31/09	11.71	(0.07)[3]		10.86	10.79	(0.09)	—	(0.09)

Class Y
Year Ended 12/31/13	$23.92	$0.10	[3]	$(1.30)	$(1.20)	$(0.09)	$(3.39)	$(3.48)
Year Ended 12/31/12	21.18	0.15	[3]	2.70	2.85	(0.11)	—	(0.11)
Year Ended 12/31/11	26.75	0.12	[3]	(5.69)	(5.57)	—	—	—
Year Ended 12/31/10	23.13	0.11	[3]	4.16	4.27	(0.65)	—	(0.65)
Period From 3/10/09[6] to 12/31/09[7]	10.88	—	[3,4]	12.60	12.60	(0.35)	—	(0.35)

See notes to Financial Highlights on pages 62-63.

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Contribution by Adviser	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.14	$19.34	(4.74)%	[10]	$225,463	1.65%	1.65%	0.42%	0.42%	224%	[11]
—	23.88	13.26%		533,677	1.53%	1.53%	0.30%	0.30%	49%
—	21.13	(20.98)%		919,103	1.49%	1.49%	0.27%	0.27%	44%
—	26.74	18.15%		1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%
—	23.12	92.96%		1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%

$0.11	$15.43	(5.46)%	[10]	$31,349	2.43%	2.43%	(0.21)%	(0.21)%	224%	[11]
—	19.90	12.30%		52,280	2.32%	2.32%	(0.42)%	(0.42)%	49%
—	17.72	(21.56)%		62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%
—	22.59	17.26%		104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%
—	19.63	91.61%		80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%

$0.13	$18.44	(4.95)%	[10]	$28,038	1.90%	1.90%	0.37%	0.37%	224%	[11]
—	22.97	12.82%		36,130	1.88%	1.88%	0.03%	0.03%	49%
—	20.36	(21.27)%		36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%
—	25.86	17.71%		46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%
—	22.41	92.21%		24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%

$0.14	$19.38	(4.32)%	[10]	$192,620	1.31%	1.31%	0.46%	0.46%	224%	[11]
—	23.92	13.47%		776,722	1.31%	1.31%	0.64%	0.64%	49%
—	21.18	(20.82)%		554,099	1.32%	1.32%	0.49%	0.49%	44%
—	26.75	18.57%		633,433	1.19%	1.19%	0.47%	0.47%	41%
—	23.13	115.89%		53,546	1.22%	1.22%	0.02%	0.02%	61%

See notes to Financial Highlights on pages 62-63.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Fund
Class A
Year Ended 12/31/13	$10.26	$0.06	[3]	$2.87	$2.93	$(0.13)	$(1.41)	$(1.54)
Year Ended 12/31/12	8.79	0.12	[3]	1.44	1.56	(0.09)	—	(0.09)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.02	[3]	(1.23)	(1.21)	—	—	—

Class C
Year Ended 12/31/13	$10.19	$(0.03)[3]		$2.84	$2.81	$(0.05)	$(1.41)	$(1.46)
Year Ended 12/31/12	8.74	0.06	[3]	1.44	1.50	(0.05)	—	(0.05)
Period From 5/16/11[6] to 12/31/11[7]	10.00	(0.03)[3]		(1.23)	(1.26)	—	—	—

Class K
Year Ended 12/31/13	$10.22	$0.01	[3]	$2.86	$2.87	$(0.09)	$(1.41)	$(1.50)
Year Ended 12/31/12	8.76	0.10	[3]	1.45	1.55	(0.09)	—	(0.09)
Period From 5/16/11[6] to 12/31/11[7]	10.00	(0.01)[3]		(1.23)	(1.24)	—	—	—

Class Y
Year Ended 12/31/13	$10.27	$0.10	[3]	$2.88	$2.98	$(0.17)	$(1.41)	$(1.58)
Year Ended 12/31/12	8.81	0.15	[3]	1.46	1.61	(0.15)	—	(0.15)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.03	[3]	(1.22)	(1.19)	—	—	—

See notes to Financial Highlights on pages 62-63.

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.65	29.02%	$12,539	1.40%	1.67%	0.50%	0.23%	137%	[9]
10.26	17.81%	9,557	1.40%	1.95%	1.22%	0.67%	28%
8.79	(12.10)%	11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$11.54	28.04%	$5,997	2.15%	2.42%	(0.26)%	(0.53)%	137%	[9]
10.19	17.18%	4,171	1.94%	2.49%	0.60%	0.05%	28%
8.74	(12.60)%	3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$11.59	28.47%	$5,311	1.79%	2.06%	0.10%	(0.17)%	137%	[9]
10.22	17.70%	4,126	1.52%	2.07%	1.02%	0.47%	28%
8.76	(12.40)%	3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$11.67	29.50%	$13,364	1.05%	1.32%	0.85%	0.58%	137%	[9]
10.27	18.30%	11,711	0.89%	1.44%	1.59%	1.04%	28%
8.81	(11.90)%	7,514	1.10%	1.48%	0.61%	0.23%	9%

See notes to Financial Highlights on pages 62-63.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS China Fund
Class A
Year Ended 12/31/13	$9.06	$0.11[3]	$1.28	$1.39	$(0.14)	$—	$(0.14)
Year Ended 12/31/12	7.51	0.07[3]	1.55	1.62	(0.07)	—	(0.07)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.06[3]	(2.49)	(2.43)	(0.06)	—	(0.06)

Class C
Year Ended 12/31/13	$9.05	$0.04[3]	$1.27	$1.31	$(0.06)	$—	$(0.06)
Year Ended 12/31/12	7.50	0.02[3]	1.56	1.58	(0.03)	—	(0.03)
Period From 5/16/11[6] to 12/31/11[7]	10.00	—[3,4]	(2.50)	(2.50)	—	—	—

Class K
Year Ended 12/31/13	$9.06	$0.07[3]	$1.29	$1.36	$(0.10)	$—	$(0.10)
Year Ended 12/31/12	7.51	0.04[3]	1.56	1.60	(0.05)	—	(0.05)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.03[3]	(2.50)	(2.47)	(0.02)	—	(0.02)

Class Y
Year Ended 12/31/13	$9.06	$0.15[3]	$1.28	$1.43	$(0.17)	$—	$(0.17)
Year Ended 12/31/12	7.51	0.09[3]	1.56	1.65	(0.10)	—	(0.10)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.08[3]	(2.50)	(2.42)	(0.07)	—	(0.07)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]	Rounds to $0.00 per share.

[5]

Without the effect of the income from regulatory settlements, the total returns would have been for 2011 (13.49)%, (14.07)%, (13.86)%, and (13.16)%; for 2010 15.17%, 14.32%, 14.68%, and 14.93%; for 2009, 33.91%, 32.95%, 33.69%, and 69.89% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.31	15.33%	$10,919	1.75%	2.05%	1.12%	0.82%	200%	[11]
9.06	21.65%	8,500	1.75%	2.06%	0.81%	0.50%	23%
7.51	(24.32)%	6,784	1.75%	2.27%	1.20%	0.68%	9%

$10.30	14.51%	$4,192	2.52%	2.82%	0.41%	0.11%	200%	[11]
9.05	21.12%	3,661	2.26%	2.57%	0.29%	(0.02)%	23%
7.50	(25.00)%	3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

$10.32	14.98%	$4,204	2.16%	2.46%	0.78%	0.48%	200%	[11]
9.06	21.33%	3,657	2.04%	2.35%	0.51%	0.20%	23%
7.51	(24.66)%	3,014	2.35%	2.87%	0.63%	0.11%	9%

$10.32	15.77%	$9,386	1.43%	1.73%	1.54%	1.24%	200%	[11]
9.06	22.03%	7,947	1.43%	1.74%	1.12%	0.81%	23%
7.51	(24.13)%	6,485	1.41%	1.93%	1.56%	1.04%	9%

[6]	Inception date.

[7]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[8]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

[9]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of July 1, 2013.

[10]

Without the effect of the contribution by adviser, the total returns would have been (5.50)%, (6.22)%, (5.64)%, and (5.05)% for Class A, Class C, Class K and Class Y, respectively. See Note 7 in Notes to Financial Statements.

[11]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of March 1, 2013.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2013

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS International Fund (formerly RS International Growth Fund), RS Emerging Markets Fund, RS Global Fund (formerly RS Global Growth Fund), and RS China Fund (formerly RS Greater China Fund) (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates and forward foreign currency contracts are valued at the mean between the bid and ask prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

64	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, RS International Fund had one security classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

www.rsinvestments.com	65

NOTES TO FINANCIAL STATEMENTS

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS International Fund
Common Stocks	$—	$—	$—	$(641,850)	$641,850	$—
RS Emerging Markets Fund
Common Stocks	—	(515,138)	515,138	—	—	—
Preferred Stocks	—	(12,661,813)	12,661,813	—	—	—
RS China Fund
Common Stocks	—	—	341,737	—	—	(341,737)

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain

66	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Funds did not incur any such interest or penalties. RS International Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009. RS Global Fund and RS China Fund, which began operations during the tax year 2011, are subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in

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NOTES TO FINANCIAL STATEMENTS

the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Global Fund	0.80%
RS China Fund	1.10%

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For periods prior to July 1, 2013, RS Investments was party to a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by the Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”), and GBG was party to a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas was responsible for providing day-to-day investment advisory services to RS Emerging Markets Fund and RS China Fund for the period from January 1, 2013 through February 28, 2013 and to RS International Fund and RS Global Fund for the period from January 1, 2013 through June 30, 2013, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Each of the Sub-Advisory, Sub-Administration and Accounting Services Agreement and the Sub-Sub-Investment Advisory Agreement were terminated with respect to RS Emerging Markets Fund and RS China Fund following the close of business on February 28, 2013, and with respect to RS International Fund and RS Global Fund following the close of business on June 30, 2013. RS Investments commenced managing RS Emerging Markets Fund and RS China Fund directly on March 1, 2013, and commenced managing RS International Fund and RS Global Fund directly on July 1, 2013. Payment of the sub-investment advisory fees and sub-sub-investment advisory fees did not represent separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS International Fund	1.40%	2.65%	1.96%	1.15%
RS Emerging Markets Fund	1.65%	2.45%	1.96%	—

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class A shares during the period.

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NOTES TO FINANCIAL STATEMENTS

Fund	Expense Limitation
RS Global Fund, Class A	1.40%
RS China Fund, Class A	1.75%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Fund	Class A	0.25%	$81,765
	Class C	1.00%	22,716
	Class K	0.65%	28,405
	Class Y	0.00%	—
RS Emerging Markets Fund	Class A	0.25%	$777,700
	Class C	1.00%	387,815
	Class K	0.65%	198,737
	Class Y	0.00%	—
RS Global Fund	Class A	0.25%	$27,186
	Class C	1.00%	49,018
	Class K	0.65%	30,479
	Class Y	0.00%	—
RS China Fund	Class A	0.25%	$22,898
	Class C	1.00%	38,240
	Class K	0.65%	24,808
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any

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amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2013, PAS informed the Trust it received $2,039,756 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Fund	$5,023
RS Emerging Markets Fund	11,872
RS Global Fund	914
RS China Fund	582

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS International Fund	$3,196
RS Emerging Markets Fund	1,226
RS Global Fund	2,698
RS China Fund	—

During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Funds. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

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NOTES TO FINANCIAL STATEMENTS

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2013	2012	2013	2012
RS International Fund	$39,260,797	$7,528,934	$19,745,626	$—
RS Emerging Markets Fund	1,058,396	5,507,553	90,173,810	—
RS Global Fund	1,216,050	311,461	3,116,735	—
RS China Fund	356,617	191,329	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS International Fund	$65,959,821	$(336,984)	$(65,622,837)
RS Emerging Markets Fund	13,702,235	15,068,632	(28,770,867)
RS Global Fund	(133)	174,753	(174,620)
RS China Fund	—	72,141	(72,141)

The tax basis of distributable earnings as of December 31, 2013 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS International Fund	$3,058,831	$—
RS Global Fund	188,989	24,418
RS China Fund	8,222	—

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During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Fund	$1,519,411
RS Emerging Markets Fund	61,870,826
RS Global Fund	972,488

See the chart below for capital loss carryovers available to the Funds at December 31, 2013.

Fund	No Expiration*	Total
RS China Fund	$2,233,187	$2,233,187
*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Fund	$24,271
RS Emerging Markets Fund	54,014
RS China Fund	30,472

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Fund	$40,412,903	$4,775,287	$5,012,994	$(237,707)
RS Emerging Markets Fund	431,050,139	49,157,931	69,327,052	(20,169,121)
RS Global Fund	32,198,042	4,926,537	5,063,138	(136,601)
RS China Fund	25,596,808	3,075,999	3,697,049	(621,050)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	301,254	$5,112,563	713,534	$11,901,804
Shares from conversion of Class B shares*	—	—	28,745	497,621
Shares reinvested	953,343	12,417,598	8,159	144,013
Shares redeemed	(758,491)	(12,168,859)	(800,300)	(13,686,984)

Net increase/(decrease)	496,106	$5,361,302	(49,862)	$(1,143,546)

Class B
Shares sold	—	$—	264	$3,627
Shares converted to Class A shares*	—	—	(32,983)	(497,621)
Shares redeemed	—	—	(2,934)	(42,728)

Net decrease	—	$—	(35,653)	$(536,722)

Class C
Shares sold	69,094	$842,764	67,702	$999,006
Shares reinvested	96,364	1,026,727	285	4,413
Shares redeemed	(89,975)	(1,078,857)	(36,032)	(534,207)

Net increase	75,483	$790,634	31,955	$469,212

Class K
Shares sold	62,741	$975,613	54,131	$879,381
Shares reinvested	142,888	1,784,231	430	7,370
Shares redeemed	(92,683)	(1,323,936)	(87,895)	(1,432,371)

Net increase/(decrease)	112,946	$1,435,908	(33,334)	$(545,620)

Class Y
Shares sold	1,502,636	$27,662,435	25,006,476	$421,169,375
Shares reinvested	2,660,481	34,828,543	217,175	3,824,446
Shares redeemed	(51,697,557)	(925,456,851)	(6,626,006)	(111,395,928)

Net increase/(decrease)	(47,534,440)	$(862,965,873)	18,597,645	$313,597,893

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

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RS Emerging Markets Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,186,932	$65,367,035	8,732,333	$203,354,559
Shares from conversion of Class B shares*	—	—	191,549	4,800,037
Shares reinvested	2,237,259	43,220,435	73,151	1,718,303
Shares redeemed	(16,119,631)	(350,143,496)	(30,131,596)	(713,581,570)

Net decrease	(10,695,440)	$(241,556,026)	(21,134,563)	$(503,708,671)

Class B
Shares sold	—	$—	49	$920
Shares converted to Class A shares*	—	—	(229,366)	(4,800,037)
Shares redeemed	—	—	(9,186)	(178,990)

Net decrease	—	$—	(238,503)	$(4,978,107)

Class C
Shares sold	263,442	$4,152,226	26,159	$518,430
Shares reinvested	408,574	6,324,450	—	—
Shares redeemed	(1,267,547)	(21,060,005)	(911,839)	(17,574,242)

Net decrease	(595,531)	$(10,583,329)	(885,680)	$(17,055,812)

Class K
Shares sold	353,365	$6,758,193	378,244	$8,479,295
Shares reinvested	261,666	4,824,924	—	—
Shares redeemed	(667,317)	(12,723,521)	(594,399)	(13,315,981)

Net decrease	(52,286)	$(1,140,404)	(216,155)	$(4,836,686)

Class Y
Shares sold	4,598,505	$95,133,624	16,239,065	$387,875,064
Shares reinvested	1,627,817	31,530,269	137,361	3,232,129
Shares redeemed	(28,756,410)	(657,823,717)	(10,068,997)	(233,311,742)

Net increase/(decrease)	(22,530,088)	$(531,159,824)	6,307,429	$157,795,451

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

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Transactions in Capital Shares (continued)

RS Global Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	144,202	$1,623,914	77,978	$761,245
Shares reinvested	129,070	1,463,663	8,363	84,883
Shares redeemed	(128,507)	(1,404,786)	(430,147)	(4,075,944)

Net increase/(decrease)	144,765	$1,682,791	(343,806)	$(3,229,816)

Class C
Shares sold	55,810	$663,996	7,750	$74,285
Shares reinvested	58,660	658,753	2,042	20,586
Shares redeemed	(4,207)	(47,101)	(1,773)	(17,154)

Net increase	110,263	$1,275,648	8,019	$77,717

Class K
Shares sold	1,086	$11,724	266	$2,563
Shares reinvested	53,744	606,232	3,559	35,984
Shares redeemed	(433)	(5,308)	—	—

Net increase	54,397	$612,648	3,825	$38,547

Class Y
Shares sold	161,901	$1,824,700	284,585	$2,755,000
Shares reinvested	140,195	1,591,208	16,638	169,034
Shares redeemed	(297,028)	(3,271,793)	(14,302)	(146,064)

Net increase	5,068	$144,115	286,921	$2,777,970

RS China Fund

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	184,323	$1,823,372	115,345	$1,023,077
Shares reinvested	14,080	143,570	7,792	68,883
Shares redeemed	(78,402)	(733,437)	(88,231)	(703,512)

Net increase	120,001	$1,233,505	34,906	$388,448

Class C
Shares sold	6,575	$60,901	1,325	$11,348
Shares reinvested	2,468	25,191	1,500	13,262
Shares redeemed	(6,784)	(59,292)	(241)	(2,000)

Net increase	2,259	$26,800	2,584	$22,610

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RS China Fund — continued

	For the Year Ended 12/31/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	71	$700	—	$—
Shares reinvested	3,813	38,911	2,308	20,426

Net increase	3,884	$39,611	2,308	$20,426

Class Y
Shares sold	429,377	$4,476,976	180,535	$1,506,756
Shares reinvested	14,606	148,889	10,026	88,628
Shares redeemed	(411,912)	(4,227,792)	(176,940)	(1,460,396)

Net increase	32,071	$398,073	13,621	$134,988

b. Shareholder Concentration As of December 31, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Fund	2	20.15%
RS Emerging Markets Fund	4	46.80%
RS Global Fund	1	86.69%
RS China Fund	1	92.33%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2013, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Fund	$154,422,970	$1,059,195,930
RS Emerging Markets Fund	1,501,524,975	2,379,002,121
RS Global Fund	57,774,216	43,687,049
RS China Fund	50,984,258	49,854,314

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

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NOTES TO FINANCIAL STATEMENTS

c. Industry, Sector, or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Fund	$1,248	$13,102,140	118	1.40%
RS Emerging Markets Fund	—	5,488,200	148	1.40%
RS Global Fund	—	1,079,225	17	1.41%
RS China Fund	—	285,988	25	1.36%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

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Note 7 Contribution by Adviser

In August 2013, RS Investments made a contribution of $3,758,121 to RS Emerging Markets Fund as compensation for losses related to its erroneous purchases for RS Emerging Markets Fund of more securities of certain issuers than intended.

These payments are included in “Increase from Contribution by Adviser” in the Statement of Operations and resulted in a $0.14, $0.11, $0.13 and $0.14 net asset value per share impact as well as a (0.76)%, (0.76)%, (0.69)% and (0.73)% performance impact to the total return of RS Emerging Markets Fund for the year ended December 31, 2013 for Class A, Class C, Class K and Class Y, respectively.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International Fund

RS Emerging Markets Fund

RS Global Fund

RS China Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Fund, RS Emerging Markets Fund, RS Global Fund and RS China Fund (four of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2013 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS International Fund	21.61%
RS Emerging Markets Fund	100.00%
RS Global Fund	44.31%
RS China Fund	100.00%

Dividend Received Deduction:

RS International Fund	0.02%
RS Emerging Markets Fund	0.00%
RS Global Fund	11.40%
RS China Fund	0.00%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2013:

RS International Fund	$80,908,538
RS Emerging Markets Fund	104,824,977
RS Global Fund	3,116,735

The Funds have elected to pass through to their shareholders foreign tax credits for the year ended December 31, 2013 as follows:

Foreign Tax Credit:

RS International Fund	$861,462
RS Emerging Markets Fund	3,534,768
RS Global Fund	39,194
RS China Fund	56,744

Foreign Source Income:

RS International Fund	$11,826,955
RS Emerging Markets Fund	14,755,238
RS Global Fund	481,379
RS China Fund	796,407

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to

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continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the

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independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

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The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back- office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007–present); Clipper Fund, Inc. (April 2006–present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees (continued)
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012–present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	32	Arch Capital Group Ltd. (2013–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti- Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009–July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012–July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007–December 2009).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015099 (12/13)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2013.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2012	$868,581	$—	$209,605	$—
December 31, 2013	$819,035	$—	$212,313	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees *
December 31, 2012	$—	$—	$216,300
December 31, 2013	$—	$—	$244,790

*	Fees are exclusive of out-of-pocket expenses.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $562,805 for 2012 and $572,581 for 2013.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2014

By (Signature and Title)*	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)

Date: March 6, 2014